As filed with the Securities and Exchange Commission on March 31, 2016
1933 Act Registration Number – 333-176060
1940 Act Registration Number – 811-05617

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 /X/
Post-Effective Amendment No. 7
and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 /X/
Amendment No. 8

Shelton Greater China Fund
(Exact Name of Registrant as Specified in Charter)

1050 17th Street, Suite 1710
Denver, CO 80265
(Address of Principal Office)

Telephone Number: (415) 398-2727
Stephen C. Rogers
1050 17th Street, Suite 1710
Denver, CO 80265
(Name and Address of Agent for Service)

With copy to:
Timothy S. Johnson
Reed Smith LLP
225 Fifth Avenue
Pittsburgh, Pennsylvania 15222
Telephone Number: (412) 288-1484

It is proposed that this filing will become effective:

[ ]	immediately upon filing pursuant to Rule 485(b)
[ ]	on _________ pursuant to Rule 485(b)
[ ]	60 days after filing pursuant to Rule 485(a)(1)
[X]	75 days after filing pursuant to Rule 485(a)(2)
[ ]	on _________ pursuant to Rule 485(a)

Prospectus

XX/XX/XXXX
Shelton Real Asset Fund

Ticker Symbol:  XXXXX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed on whether the information in this prospectus is adequate or accurate. Any representation to the contrary is a criminal offense.

The Fund is not a bank deposit and is not guaranteed, endorsed or insured by any financial institution or government entity or the Federal Deposit Insurance Corporation (FDIC).

Shelton Real Asset Fund Summary	x
Investment Objectives, Strategies and Risk	x
Management and Organization	x
Non-Principal Risks	x
How to Buy Shares	x
How to Sell Shares	xx
Other Policies	xx
Dividends & Taxes	xx
Privacy Statement	xx

Investment Objective
Shelton Real Asset Fund (the "Fund") seeks to preserve purchasing power while emphasizing volatility management and low correlation to traditional equity and bond markets.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment)
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	x.xx%
Distribution and Service (12b-1) Fees	x.xx%
Other Expenses	x.xx%
Acquired Fund Fees and Expenses(1)
(fees and expenses incurred directly by the Fund as a result of investment in shares of one or more Acquired Funds)	x.xx%
Total Annual Fund Operating Expenses	x.xx%
Expense Reimbursement(2)	x.xx%
Total Annual Fund Operating Expenses After Expense Reimbursement	x.xx%

(1)
“Acquired Fund Fees and Expenses” are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

(2)
Shelton Capital Management, the Fund’s investment advisor (the “Advisor”) has contractually agreed to waive a portion or all of its management fees and pay Fund expenses (excluding acquired fund fees and expenses, interest, taxes and extraordinary expenses) in order to limit the “Other Expenses” to X.XX% of average daily net assets of the Fund’s shares (referred to in this Fund Summary as the “Expense Reimbursement”). The Expense Reimbursement will remain in effect through at least XX/XX/XXXX, and may be terminated before that date only by the Board of Trustees (also referred to herein as the “Board”) of the Shelton XXXX Trust (the “Trust”). The Advisor may recoup any previously waived fees and paid expenses from the Fund pursuant to this agreement for three years from the date they were waived or paid. The Advisor’s ability to recoup any previously waived fees and paid expenses is subject to the Expense Reimbursement as in effect at the time such fees were waived or expenses were paid.

Example This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$XXX	$XXX	$X,XXX	$X,XXX

Portfolio Turnover The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs, and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. It is anticipated that the Fund’s portfolio turnover rate will be X% of the average value of its portfolio during the first year of operation.

Principal Investment Strategies To pursue its investment objective, the Fund utilizes four core investment strategies: diversified equity, diversified fixed income, real assets and alternative investments. The Fund’s advisor will select and determine the appropriate allocation of Fund assets to each strategy based on its evaluation of market opportunities, economic trends, and relative values. Although the Fund’s allocation to each strategy may vary over time, the Fund will typically allocate up to 50% of its total assets to diversified equity investments; up to 50% of its total assets to diversified fixed income investments; up to 20% of its total assets to real asset investments; and up to 20% of its total assets to alternative investments.

Diversified Equity. This strategy seeks to take advantage of favorable macroeconomic and currency trends by investing in equity securities of domestic and foreign (non-U.S.) issuers that are believed to offer attractive dividend yields, the potential for capital appreciation and dividend growth, and lower relative risk. This strategy also invests in securities that the advisor believes will provide returns that exceed the rate of inflation. The types of equity securities in which the Fund typically invests include common stock, preferred stock, convertible securities, depositary receipts, warrants and rights. The Fund may invest in securities of companies in any market sector and with market capitalizations of any size, and may invest without limit in U.S. and non-U.S. dollar-denominated securities of domestic and foreign (non-U.S.) issuers, including issuers located in emerging market countries.

Diversified Fixed Income. This strategy seeks to minimize overall portfolio volatility, while providing current income and inflation protection, by investing directly or indirectly in fixed income securities issued by corporate and government issuers, including inflation-protected securities and asset-backed securities. The Fund may invest in fixed income securities of any credit quality or maturity. In executing this strategy, the Fund may invest in cash and/or cash equivalents for defensive purposes.

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Real Asset Investments. This strategy seeks to preserve purchasing power over the long term by investing in inflation-sensitive asset classes, including physical gold and other precious metals and commodities. The Fund may also invest in other types of equity securities, including real estate investment trusts (“REITs”) and master limited partnerships. The Fund gains exposure to real asset investments primarily through investments in underlying funds, which, in turn, invest, either directly or indirectly through derivatives (which may include swaps, futures, and options), in such real asset investments. In executing this strategy, the Fund may allocate its assets among one or more underlying funds.

Alternative Investments. This strategy seeks to provide exposure to investments that have low to moderate correlation to traditional equity and fixed income investments. The Fund’s advisor also selects investments for the Fund’s alternative investments strategy to manage or hedge the Fund’s exposure to individual issuers and general market risk. The Fund gains exposure to alternative investments primarily through investments in underlying funds, including private equity funds and hedge funds. The Fund may invest in underlying funds that provide exposure to a variety of investment styles, including market neutral and long/short strategies, and investment types. These underlying funds may invest, either directly or indirectly through derivatives (which may include swaps, futures, and options), in securities and instruments that may include, among others, raw materials, precious metals, other commodities, and other types of investments. In executing this strategy, the advisor may allocate Fund assets among one or more underlying funds.

In executing the Fund’s real asset investments and alternative investments strategies, the Fund seeks to gain exposure to commodity-linked investments by investing in underlying funds that may provide exposure to instruments which may include, among others, raw materials, precious metals, collectibles and other commodity-linked investments. The Fund intends to invest in such underlying funds through investments in Shelton Real Asset Fund, Ltd., a wholly-owned and controlled subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”).

The Subsidiary is advised by the advisor and has the same investment objective as the Fund. The Subsidiary pursues its investment objective by investing in underlying funds that may invest in raw materials, precious metals, collectibles, and other commodity-linked investments. The Subsidiary may also directly invest in physical precious metals, such as gold. The Fund may invest up to 25% of its total assets in the Subsidiary, although the Fund does not intend to allocate more than 20% of its assets to its alternative strategy, under which investments in the Subsidiary are categorized. The Subsidiary (unlike the Fund) is not subject to certain U.S. federal tax rules that otherwise limit the Fund’s investments in commodity-linked investments. However, the Subsidiary is otherwise subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund. The portion of the Fund’s assets exposed to any particular underlying fund or direct investment made by the Subsidiary will vary based on market conditions, but may from time to time be substantial. In evaluating potential investments for the Fund, the advisor takes into account quantitative and qualitative factors, including fundamental quality, earnings growth, dividend yield, relative value, and anticipated price appreciation. The advisor may draw upon both internal and external resources to identify potential investments. Quantitative factors are identified through a proprietary computerized system that analyzes potential investments based on numerous criteria. Eligible securities are identified and further sorted by industry, region and country. The advisor then measures each eligible security’s qualitative factors to determine the security’s target price. The advisor will continue to apply this quantitative and qualitative analysis to monitor a security’s value relative to other portfolio securities to determine whether to continue to hold or sell a security held by the Fund. The advisor seeks to identify investments that provide returns that exceed the rate of inflation (“real return”) and have the ability to maintain or enhance real value during periods of inflation.

Principal Investment Risks
As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. The Fund is not intended to be a complete investment program but rather one component of a diversified investment portfolio. Many factors affect the Fund’s net asset value and performance.

•
Cayman Subsidiary Risk. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or Subsidiary to operate as described in this Prospectus and could adversely affect the Fund and its shareholders. The Fund’s investment in the Subsidiary will bear its pro rata share of the Subsidiary’s operating expenses. The Subsidiary will not be registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and unless otherwise noted in this Prospectus, is not be subject to all of the investor protections of the 1940 Act.

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Commodities Risk. Exposure to commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The prices of energy, industrial metals, precious metals, agriculture, and livestock sector commodities may fluctuate widely due to factors such as changes in value, supply and demand and governmental regulatory policies. The commodity-linked securities in which the Fund invests may be issued by companies in the financial services sector, and events affecting the financial services sector may cause the Fund’s share value to fluctuate.

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Currency Risk. Foreign (non-U.S.) currencies may decline in value relative to the U.S. dollar, adversely affecting the value of the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies. In addition, economic conditions and political events may lead to foreign government intervention and the imposition of additional or renewed capital controls, which may impact the ability of the Fund to buy, sell or otherwise transfer securities or currency, limit the Fund’s ability to pay redemptions, and/or cause the Fund to decline in value.

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Derivatives Risk. The derivative instruments in which the Fund may invest, either directly or through an underlying fund, may be more volatile than other instruments. The risks associated with investments in derivatives also include leverage, liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the market value of a derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested. In addition, if a derivative is being used for hedging purposes there can be no assurance given that each derivative position will achieve a perfect correlation with the security or currency against which it is being hedged, or that a particular derivative position will be available when sought by the Fund’s advisor.

•	Emerging Markets Risk. The risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.
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Equity Risk. Equity securities are susceptible to general stock market fluctuations and volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Preferred stocks are subject to the risk that the dividend on the stock may be changed or omitted by the issuer, and that participation in the growth of an issuer may be limited.

•
Fixed Income Securities Risk. When the Fund invests directly or indirectly in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

o
High-Yield Securities (“Junk Bonds”) Risk. Fixed income securities that are rated below investment grade are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on public perception of the issuer. Such high-yield securities (commonly known as “junk bonds”) are generally considered speculative because they present a greater risk of loss, including default, than higher quality fixed income securities.

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Foreign (Non-U.S.) Investment Risk. Foreign (non-U.S.) securities present greater investment risks than investing in the securities of U.S. issuers and may experience more rapid and extreme changes in value than the securities of U.S. companies, due to less information about foreign companies in the form of reports and ratings than about U.S. issuers; different accounting, auditing and financial reporting requirements; smaller markets; nationalization; expropriation or confiscatory taxation; currency blockage; or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

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Forward and Futures Contracts Risk. The primary risks associated with the use of forward and futures contracts are: (i) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (ii) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (iii) losses caused by unanticipated market movements, which  are potentially unlimited; (iv) the advisor’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (v) the possibility that the counterparty will default in the performance of its obligations; and (vi) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so. The Fund could be unable to recover assets held at the futures clearing broker, even assets directly traceable to the Fund from the futures clearing broker in the event of a bankruptcy of the broker.

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Hedge Fund Risk. The Fund may invest in private investment funds, or “hedge funds,” which pursue alternative investment strategies. Certain investment instruments and techniques that a hedge fund may use are speculative and involve a high degree of risk. Because of the speculative nature of a hedge fund’s investments and trading strategies, the Fund may suffer a significant or complete loss of its invested capital in one or more hedge funds. A shareholder of the Fund will also bear fees and expenses charged by the underlying hedge funds in addition to the Fund’s direct fees and expenses. In addition, interests in a hedge fund are likely to be illiquid.

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Hedging Transactions Risk. The Fund may, at times, employ various hedging techniques. The success of the Fund’s hedging strategy will be subject to the advisor’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. Because the characteristics of many securities change as markets change or time passes, the success of the Fund’s hedging strategy will also be subject to the advisor’s ability to continually recalculate, readjust, and execute hedges in an efficient and timely manner. For a variety of reasons, the Fund’s advisor may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs.

•
Investment Companies and Exchange-Traded Funds (“ETFs”) Risk. When the Fund invests in other investment companies, including ETFs, it will bear additional expenses based on its pro rata share of the other investment company’s or ETF’s operating expenses, including the potential duplication of management fees. The risk of owning an ETF generally reflects the risks of owning the underlying investments the ETF holds. The Fund also will incur brokerage costs when it purchases and sells ETFs.

•	Issuer-Specific Risk. The value of a specific security can be more volatile than the market as a whole and may perform worse than the market as a whole.
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Liquidity Risk. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations. In the past, in stressed markets, certain types of mortgage-backed securities suffered periods of illiquidity if disfavored by the market. The Fund is also exposed to liquidity risk through its investment in underlying funds that hold illiquid securities.

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Management Risk. The risk that investment strategies employed by the advisor in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other similar investment vehicles having similar investment strategies.

•
Market Risk. Overall equity market risk may affect the value of individual instruments in which the Fund invests. Factors such as domestic and foreign economic growth and market conditions, interest rate levels, and political events affect the securities markets. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

•
Master Limited Partnerships (“MLPs”) Risk. MLPs are limited partnerships in which ownership units are publicly traded. Such units may trade infrequently and in limited volume, and may be subject to abrupt or erratic price movements. In addition, limited partners of an MLP, such as the Fund, may have limited control and limited voting rights. MLPs that concentrate in a particular industry, sector or region are subject to risks associated with such industry, sector or region. Investments held by an MLP may be illiquid.

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Mortgage-Backed and Asset-Backed Securities Risk. The Fund’s investment in mortgage-backed securities and other asset-backed securities, such as automobile or home equity loans, installment sales contracts, computer and other leases, credit card receivables or other assets, subjects the Fund to prepayment and extension risk, interest rate risk, market risk and management risk.

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Options Risk. To the extent the Fund employs options as a component of the Fund’s investment strategies, the Fund is subject to the risk that option prices may change in ways not expected by the Fund. Volatility is a measure of risk (uncertainty), or variability of price of an option’s underlying equity security. Higher volatility estimates reflect greater expected fluctuations (in either direction) in underlying price levels. Because the Fund may both buy and sell options, there is a risk that changes in volatility assumptions are not consistent or correlated for options of various terms to expiration.

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Real Estate Investment Trusts (“REITs”) Risk. The Fund is subject to risks related to investment in REITs, including fluctuations in the value of underlying properties, defaults by borrowers or tenants, lack of diversification, heavy cash flow dependency, self-liquidation, and potential failure to qualify for tax-free pass through of income and exemption from registration as an investment company.

•	Sovereign Debt Risk. Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt.
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Small-Cap and Mid-Cap Risk. The risk that the value of securities issued by small and medium capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments.

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U.S. Government Securities Risk. Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government.

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Volatility Management Risk. There can be no assurance that the Fund’s volatility management strategy will be successful or that the advisor’s measurements of volatility will correctly estimate the future volatility of the financial markets. The Fund may also forgo gains or incur losses as a result of the implementation of this strategy in extremely low or extremely high volatility markets.

Performance Performance information is not provided, as the Fund has not had a full year of operation. The inception date of the Fund is XX/XX/XXXX.

Investment Advisor Shelton Capital Management, (the “Advisor”), serves as the investment advisor for the Fund.

Portfolio Manager  The portfolio managers of the Fund are John Smith, Portfolio Manager, and Bill Smith, Portfolio Manager. Messrs. Smith and Smith have managed the Fund since its inception.

Purchase and Sale of Fund Shares The Fund’s initial and subsequent investment minimums are as follows:

	Minimum Initial Investment	Minimum Subsequent Investment
Accounts with Automatic Investment Plan (“AIP”)	$X	$X
All Other Accounts	$X	$X

You may redeem all or a portion of your shares on any business day that the Fund is open for business by mail, telephone or our website www.sheltoncap.com.  You may receive the redemption by wire, electronic funds transfer or check.

Taxes Dividends and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes.  If you invest through a retirement plan such as an IRA or other tax-deferred account, the earnings on that account may be tax-deferred.

Payments to Broker-Dealers and other Financial Intermediaries If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial advisor to recommend the Fund over another investment.  Ask your individual financial advisor or visit your financial intermediary’s website for more information.

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Investment Objectives, Principal Strategies and Related Risks  The Fund seeks to preserve purchasing power while emphasizing volatility management and low correlation to traditional equity and bond markets. The Fund’s investment objective may be changed by the Fund’s Board of Trustees upon 60 days, prior written notice to shareholders.

To pursue its investment objective, the Fund utilizes four core investment strategies: diversified equity, diversified fixed income, real assets and alternative investments. The Fund’s advisor will select and determine the appropriate allocation of Fund assets to each strategy based on its evaluation of market opportunities, economic trends, and relative values. Although the Fund’s allocation to each strategy may vary over time, the Fund will typically allocate up to 50% of its total assets to diversified equity investments; up to 50% of its total assets to diversified fixed income investments; up to 20% of its total assets to real asset investments; and up to 20% of its total assets to alternative investments.

Diversified Equity. This strategy seeks to take advantage of favorable macroeconomic and currency trends by investing in equity securities of domestic and foreign (non-U.S.) issuers that are believed to offer attractive dividend yields, the potential for capital appreciation and dividend growth, and lower relative risk. This strategy also invests in securities that the advisor believes will provide returns that exceed the rate of inflation. The types of equity securities in which the Fund typically invests include common stock, preferred stock, convertible securities, depositary receipts, warrants and rights. The Fund may invest in securities of companies in any market sector and with market capitalizations of any size, and may invest without limit in U.S. and non-U.S. dollar-denominated securities of domestic and foreign (non-U.S.) issuers, including issuers located in emerging market countries.

Diversified Fixed Income. This strategy seeks to minimize overall portfolio volatility, while providing current income and inflation protection, by investing directly or indirectly in fixed income securities issued by corporate and government issuers, including inflation-protected securities and asset-backed securities. The Fund may invest in fixed income securities of any credit quality or maturity. In executing this strategy, the Fund may invest in cash and/or cash equivalents for defensive purposes.

Real Asset Investments. This strategy seeks to preserve purchasing power over the long term by investing in inflation-sensitive asset classes, including physical gold and other precious metals and commodities. The Fund may also invest in other types of equity securities, including real estate investment trusts (“REITs”) and master limited partnerships. The Fund gains exposure to real asset investments primarily through investments in underlying funds, which, in turn, invest, either directly or indirectly through derivatives (which may include swaps, futures, and options), in such real asset investments. In executing this strategy, the Fund may allocate its assets among one or more underlying funds.

Alternative Investments. This strategy seeks to provide exposure to investments that have low to moderate correlation to traditional equity and fixed income investments. The Fund’s advisor also selects investments for the Fund’s alternative investments strategy to manage or hedge the Fund’s exposure to individual issuers and general market risk. The Fund gains exposure to alternative investments primarily through investments in underlying funds, including private equity funds and hedge funds. The Fund may invest in underlying funds that provide exposure to a variety of investment styles, including market neutral and long/short strategies, and investment types. These underlying funds may invest, either directly or indirectly through derivatives (which may include swaps, futures, and options), in securities and instruments that may include, among others, raw materials, precious metals, other commodities, and other types of investments. In executing this strategy, the advisor may allocate Fund assets among one or more underlying funds.

In executing the Fund’s real asset investments and alternative investments strategies, the Fund seeks to gain exposure to commodity-linked investments by investing in underlying funds that may provide exposure to instruments which may include, among others, raw materials, precious metals, collectibles and other commodity-linked investments. The Fund intends to invest in such underlying funds through investments in the Subsidiary.

The Subsidiary is advised by the advisor and has the same investment objective as the Fund. The Subsidiary pursues its investment objective by investing in underlying funds that may invest in raw materials, precious metals, collectibles, and other commodity-linked investments. The Subsidiary may also directly invest in physical precious metals, such as gold. The Fund may invest up to 25% of its total assets in the Subsidiary, although the Fund does not intend to allocate more than 20% of its assets to its alternative strategy, under which investments in the Subsidiary are categorized. The Subsidiary (unlike the Fund) is not subject to certain U.S. federal tax rules that otherwise limit the Fund’s investments in commodity-linked investments. However, the Subsidiary is otherwise subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund. The portion of the Fund’s assets exposed to any particular underlying fund or direct investment made by the Subsidiary will vary based on market conditions, but may from time to time be substantial. To the extent applicable to the investment activities of the Subsidiary, the advisor will manage the Subsidiary pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by the Fund. As a result, the advisor, in managing the Subsidiary’s portfolio, is subject to the same investment policies and restrictions that apply to the management of the Fund, and, in particular, to the requirements relating to portfolio leverage, liquidity, brokerage, and the timing and method of the valuation of the Subsidiary’s portfolio investments and shares of the Subsidiary. These policies and restrictions are described in detail in the Fund’s Statement of Additional Information (“SAI”).

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In evaluating potential investments for the Fund, the advisor takes into account quantitative and qualitative factors, including fundamental quality, earnings growth, dividend yield, relative value, and anticipated price appreciation. The advisor may draw upon both internal and external resources to identify potential investments. Quantitative factors are identified through a proprietary computerized system that analyzes potential investments based on numerous criteria. Eligible securities are identified and further sorted by industry, region and country. The advisor then measures each eligible security’s qualitative factors to determine the security’s target price. The advisor will continue to apply this quantitative and qualitative analysis to monitor a security’s value relative to other portfolio securities to determine whether to continue to hold or sell a security held by the Fund. The advisor seeks to identify investments that provide returns that exceed the rate of inflation (“real return”) and have the ability to maintain or enhance real value during periods of inflation.

Generally, the Advisor chooses securities for the Fund that it believes will appreciate over the long-term, and will use both quantitative and fundamental analysis to identify a company’s suitability for inclusion in the portfolio.  As part of its analysis, the Advisor looks at various factors and will conduct both internal and external research.

In response to market, economic, political or other conditions, the Fund may temporarily use a different investment strategy for defensive purposes. Such a strategy could include investing up to 100% of the Fund’s assets in cash or cash equivalent securities, such as U.S. Treasury securities and money market funds. Defensive investing could affect the Fund’s performance and the Fund might not achieve its investment objectives. The Fund may also invest a substantial portion of its assets in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

Principal Risks

Cayman Subsidiary Risk
By investing in a Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related and other instruments held by the Subsidiary are subject to the same risks that would apply to similar investments if held directly by the Fund. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act, and unless otherwise noted in this prospectus, is not subject to all the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and its Subsidiary are both managed by the advisor, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund and its shareholders. The Board has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund’s role as sole shareholder of the Subsidiary. To the extent applicable to the investment activities of the Subsidiary, the Subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as its parent Fund. Unlike the Fund, the Subsidiary will not seek to qualify as a regulated investment company under Subchapter M of the Code.
The Fund has not obtained a ruling from the Internal Revenue Service (“IRS”) with respect to its investments or its structure. Based on the analysis in private letter rulings previously issued to other taxpayers, the Fund intends to treat its income from the Subsidiary as qualifying income without any such ruling from the IRS. However, there is a risk that the IRS could assert that the annual net profit realized by the Subsidiary and imputed for income tax purposes to the Fund will not be considered “qualifying income” for purposes of the Fund remaining qualified as a regulated investment company for U.S. federal income tax purposes. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or its Subsidiary to operate as described in this prospectus and the SAI and could adversely affect the Fund. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, the Fund’s shareholders would likely suffer decreased investment returns.
Commodities Risk
Exposure to commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The prices of energy, industrial metals, precious metals, agriculture, and livestock sector commodities may fluctuate widely due to factors such as changes in value, supply and demand and governmental regulatory policies. The energy sector can be significantly affected by changes in the prices and supplies of oil and other energy fuels, energy conservation, the success of exploration projects, and tax and other government regulations, policies of the Organization of Petroleum Exporting Countries (“OPEC”) and relationships among OPEC members and between OPEC and oil importing nations. The metals sector can be affected by sharp price volatility over short periods caused by global economic, financial and political factors, resource availability, government regulation, economic cycles, changes in inflation or expectations about inflation in various countries, interest rates, currency fluctuations, metal sales by governments, central banks or international agencies, investment speculation and fluctuations industrial and commercial supply and demand. The commodity-linked securities in which the Fund invests may be issued by companies in the financial services sector, including the banking, brokerage and insurance sectors. As a result, events affecting issuers in the financial services sector may cause the Fund’s share value to fluctuate.
Currency Risk
Foreign (non-U.S.) currencies may decline in value relative to the U.S. dollar, adversely affecting the value of the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies. In addition, economic conditions and political events may lead to foreign government intervention and the imposition of additional or renewed capital controls, which may impact the ability of the Fund to buy, sell or otherwise transfer securities or currency, limit the Fund’s ability to pay redemptions, and/or cause the Fund to decline in value. Currency risk may be particularly high to the extent that the Fund invests in foreign (non-U.S.) currencies or engages in foreign currency transactions that are economically tied to emerging market countries.

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Derivatives Risk
The Fund may invest, either directly or through an underlying fund, in derivatives, which are financial instruments whose value is typically based on the value of a security, commodity or index. Derivatives in which the Fund may invest include options, futures contracts, forward currency contracts, swap agreements, including total return swap agreements and credit default swap agreements, and similar instruments. Derivatives may also include customized baskets or options (which may incorporate other securities directly and also various derivatives including common stock, options, and futures) structured as agreed upon by a counterparty. The Fund’s use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments, and certain derivatives may create a risk of loss greater than the amount invested. There can be no assurance that a particular derivative position will be available when sought by the Fund’s investment advisor or that such techniques will be utilized. When used for hedging purposes, no assurance can be given that each derivative position will achieve a perfect correlation with the security or currency against which it is being hedged. Because the markets for certain derivative instruments are relatively new, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes.
The market value of derivative instruments and securities may be more volatile than that of other instruments, and each type of derivative instrument may have its own special risks, including the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates, and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Fund. The value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indices they are designed to closely track.
Derivatives are subject to a number of other risks, including:
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Liquidity Risk. The possibility that the derivative may be difficult to purchase or sell and the investment advisor may be unable to initiate a transaction or liquidate a position at an advantageous time or price.

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Leverage Risk. The possibility that adverse changes in the value or level of the underlying asset, reference rate or index can result in loss of an amount substantially greater than the amount invested in the derivative.

○	Interest Rate Risk. Some derivatives are more sensitive to interest rate changes and market price fluctuations.
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Counterparty Risk. The risk that a counterparty to an over-the-counter derivative contract, such as a total return swap, may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations, and that any deterioration in a counterparty’s creditworthiness could adversely affect the derivative instrument.

In addition, because derivative products are highly specialized, investment techniques and risk analyses employed with respect to investments in derivatives are different from those associated with stocks and bonds.
Finally, the Fund’s use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments. Derivative instruments are also subject to the risk that the market value of an instrument will change to the detriment of the Fund. If the Fund’s advisor inaccurately forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives, the Fund might have been in a better position if it had not entered into the transaction at all. Some strategies involving derivative instruments can reduce the risk of loss, but they can also reduce the opportunity for gain or result in losses by offsetting favorable price movements in other investments held by the Fund. The Fund may also have to buy or sell a security at a disadvantageous time or price because regulations require funds to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.
The Fund’s SAI provides a more detailed description of the types of derivative instruments in which the Fund may invest and their associated risks.
Emerging Markets Risk
To the extent the Fund invests in emerging market securities, the risks associated with foreign (non-U.S.) investment risk may be particularly high. These risks include a greater likelihood of economic, political or social instability, less liquid and more volatile stock markets, foreign exchange controls, a lack of government regulation and different legal systems, and immature economic structures.
Equity Risk
Common stocks are susceptible to general stock market fluctuations and volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Preferred stocks are subject to the risk that the dividend on the stock may be changed or omitted by the issuer, and that participation in the growth of an issuer may be limited.
Fixed Income Securities Risk
Fixed income securities are subject to interest rate risk, call risk, credit risk, prepayment and extension risk and liquidity risk, which are more fully described below.
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Interest Rate Risk. Fixed income securities are subject to the risk that the securities could lose value because of interest rate changes. For example, bonds tend to decrease in value if interest rates rise. Fixed income securities with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than fixed income securities with shorter maturities.

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Call Risk. During periods of declining interest rates, a bond issuer may “call,” or repay, its high yielding bonds before their maturity dates. The Fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in its income.

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Credit Risk. Fixed income securities are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due. There is also the risk that the securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt. Lower rated fixed income securities involve greater credit risk, including the possibility of default or bankruptcy.

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Prepayment and Extension Risk. Many types of fixed income securities are subject to prepayment risk. Prepayment occurs when the issuer of a fixed income security can repay principal prior to the security’s maturity. Fixed income securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a fixed income security can be difficult to predict and result in greater volatility. On the other hand, rising interest rates could cause prepayments of the obligations to decrease, extending the life of mortgage- and asset-backed securities with lower payment rates. This is known as extension risk and may increase the Fund’s sensitivity to rising rates and its potential for price declines.

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Liquidity Risk. Trading opportunities are more limited for fixed income securities that have not received any credit ratings, have received ratings below investment grade or are not widely held. These features make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on its performance. Infrequent trading of securities may also lead to an increase in their price volatility. Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out an investment contract when it wants to. If this happens, the Fund will be required to hold the security or keep the position open, and it could incur losses.

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High-Yield Securities (“Junk Bonds”) Risk. High-yield securities or “junk bonds” are fixed income securities rated below investment grade. Although junk bonds generally pay higher rates of interest than higher-rated securities, they are subject to a greater risk of loss of income and principal. Junk bonds are subject to greater credit risk than higher-grade securities and have a higher risk of default. Companies issuing high-yield junk bonds are more likely to experience financial difficulties that may lead to a weakened capacity to make principal and interest payments than issuers of higher grade securities. Issuers of junk bonds are often highly leveraged and are more vulnerable to changes in the economy, such as a recession or rising interest rates, which may affect their ability to meet their interest or principal payment obligations.

Foreign (Non-U.S.) Investment Risk
Foreign (non-U.S.) securities present greater investment risks than investing in the securities of U.S. issuers and may experience more rapid and extreme changes in value than the securities of U.S. companies, due to less information about foreign companies in the form of reports and ratings than about U.S. issuers; different accounting, auditing and financial reporting requirements; smaller markets; nationalization; expropriation or confiscatory taxation; currency blockage; or political changes or diplomatic developments. To the extent that the Fund invests a significant portion of its assets in a specific geographic region, the Fund will generally have more exposure to regional economic risks associated with foreign investments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.
Forward and Futures Contracts Risk
The successful use of forward and futures contracts draws upon the advisor’s skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of forward and futures contracts are: (i) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (ii) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (iii) losses caused by unanticipated market movements, which are potentially unlimited; (iv) the advisor’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (v) the possibility that the counterparty will default in the performance of its obligations; and (vi) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so. The Fund could be unable to recover assets held at the futures clearing broker, even assets directly traceable to the Fund from the futures clearing broker in the event of a bankruptcy of the broker. A futures clearing broker is required to segregate customer funds pursuant to the Commodities Exchange Act and the regulations of the CFTC. However, in the unlikely event of the broker’s bankruptcy, there is no equivalent of the Securities Investors Protection Corporation insurance as is applicable in the case of securities broker dealers’ bankruptcies.
Hedge Fund Risk
The Fund may invest in private investment funds, or “hedge funds,” which pursue alternative investment strategies. Certain investment instruments and techniques that a hedge fund may use are speculative and involve a high degree of risk. Because of the speculative nature of a hedge fund’s investments and trading strategies, the Fund may suffer a significant or complete loss of its invested capital in one or more hedge funds. A shareholder of the Fund will also bear fees and expenses charged by the underlying hedge funds in addition to the Fund’s direct fees and expenses. In addition, interests in a hedge fund are generally subject to restrictions on withdrawal or transfer and are likely to be illiquid.
Hedging Transactions Risk
The Fund may, at times, employ various hedging techniques. The success of the Fund’s hedging strategy will be subject to the advisor’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. Since the characteristics of many securities change as markets change or time passes, the success of the Fund’s hedging strategy will also be subject to the advisor’s ability to continually recalculate, readjust, and execute hedges in an efficient and timely manner.
Hedging against a decline in the value of a portfolio position does not eliminate fluctuations in the values of those portfolio positions or prevent losses if the values of those positions decline. Rather, it establishes other positions designed to gain from those same declines, thus seeking to moderate the decline in the portfolio position’s value. Such hedging transactions also limit the opportunity for gain if the value of the portfolio position should increase. For a variety of reasons, the Fund’s advisor may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs. The advisor may determine, in its sole discretion, not to hedge against certain risks and certain risks may exist that cannot be hedged. Furthermore, the advisor may not anticipate a particular risk so as to hedge against it effectively. Hedging transactions also limit the opportunity for gain if the value of a hedged portfolio position should increase.

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Investment Companies and Exchange-Traded Funds (“ETFs”) Risk
When the Fund invests in other investment companies, including ETFs, it will bear additional expenses based on its pro rata share of the other investment company’s or ETF’s operating expenses, including the potential duplication of management fees. In addition, the risk of owning shares of another investment company or an ETF generally reflects the risks of owning the underlying investments such investment company or ETF holds. The Fund also will incur brokerage costs when it purchases and sells ETFs. In addition, the market value of ETF shares may differ from their net asset value. This difference in price may be due to the fact that the supply and demand in the market for fund shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when ETF shares trade at a premium or discount to net asset value.
Issuer-Specific Risk
The value of a specific security or option can be more volatile than the market as a whole and may perform worse than the market as a whole.
Liquidity Risk
Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign (non-U.S.) securities, Rule 144A securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. The Fund is also exposed to liquidity risk through its investment in underlying funds that hold illiquid securities.
Management Risk
The net asset value of the Fund changes daily based on the performance of the securities and derivatives in which it invests. The advisor’s judgments about the attractiveness, value and potential appreciation of particular securities and derivatives in which the Fund invests may prove to be incorrect and may not produce the desired results.
Market Risk
Overall equity market risk, including volatility, may affect the value of individual instruments in which the Fund invests. Factors such as domestic and foreign (non-U.S.) economic growth and market conditions, interest rate levels, and political events affect the securities markets. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.
Master Limited Partnerships (“MLPs”) Risk
MLPs are limited partnerships in which ownership units are publicly traded. Such units may trade infrequently and in limited volume, and may be subject to abrupt or erratic price movements. In addition, limited partners of an MLP, such as the Fund, may have limited control and limited voting rights on matters affecting the partnership. Additional risks of MLPs may include a decrease in the production of natural gas, natural gas liquids, crude oil, coal or other energy commodities or a decrease in the volume of such commodities available for transportation, mining, processing, storage or distribution may adversely impact the financial performance of MLPs or MLP-related securities. In order to maintain or grow their revenues, these companies need to maintain or expand their reserves through exploration of new sources of supply, through the development of existing sources, through acquisitions, or through long-term contracts to acquire reserves. The financial performance of MLPs may be adversely affected if an MLP, or the companies to whom it provides the service, are unable to cost-effectively acquire additional reserves sufficient to replace the natural decline. Various governmental authorities have the power to enforce compliance with regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of MLPs. Volatility of commodity prices, which may lead to a reduction in production or supply, may also negatively impact the performance of MLPs. MLPs are also subject to risks that are specific to the industry they serve. MLPs that provide crude oil, refined product, natural gas liquids and natural gas services are subject to supply and demand fluctuations in the markets they serve which will be impacted by a wide range of factors, including fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, and economic conditions, among others.
There are certain tax risks associated with an investment in MLP units, and conflicts of interest exist between common unit holders of MLPs and the general partner, including those arising from incentive distribution payments. In addition, as a partnership, an MLP has no tax liability at the entity level. If, as a result of a change in current law or a change in an MLP’s business, an MLP were treated as a corporation for federal income tax purposes, such an MLP would be obligated to pay federal income tax on its income at the corporate tax rate. If an MLP were classified as a corporation for federal income tax purposes, the amount of cash available for distribution by the MLP would be reduced.
Mortgage-Backed and Asset-Backed Securities Risk
The Fund’s investment in mortgage-backed securities and other asset-backed securities, such as automobile or home equity loans, installment sales contracts, computer and other leases, credit card receivables or other assets, subjects the Fund to prepayment risk. If interest rates fall, the underlying debt may be repaid early, reducing the value of the Fund’s investments. On the other hand, if interest rates rise, the duration of the securities may be extended, making them more sensitive to changes in interest rates. Furthermore, fewer prepayments may be made, which would cause the average bond maturity to rise, increasing the potential for the Fund to lose money. The value of mortgage-backed and asset-backed securities may be considerably affected by changes in interest rates, the market’s perception of issuers, declines in the value of collateral, and the creditworthiness of the parties involved. The ability of the Fund to successfully utilize these instruments may depend on the ability of the Fund’s ability to correctly forecast interest rates and other economic factors.
Options Risk
To the extent the Fund employs options as a component of the Fund’s investment strategies, the Fund is subject to the risk that the value of an option may not correlate perfectly to the underlying financial asset, index or other investment or overall securities markets. If the Fund incorrectly forecasts the value of investments in using an option contract, the Fund may have been in a better position had it not entered into the contract. Volatility is a measure of risk (uncertainty), or variability of price of an option’s underlying equity security. Higher volatility estimates reflect greater expected fluctuations (in either direction) in underlying price levels. Because the Fund may both buy and sell options, there is a risk that changes in volatility assumptions are not consistent or correlated for options of various terms to expiration.

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Real Estate Investment Trusts (“REITs”) Risk
REITs are issuers that invest in interests in real estate, including mortgages. Investing in REITs may subject the Fund to risks similar to those associated with the direct ownership of real estate, including fluctuations in the value of underlying properties and defaults by borrowers or tenants. REITs may not be diversified and are subject to heavy cash flow dependency and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass through of income under the Internal Revenue Code, and failing to maintain their exemptions from registration under the 1940 Act. REITs may have limited financial resources, trade less frequently and in a limited volume, and be subject to more abrupt or erratic price movements than more widely held securities. In addition, the organizational documents of a REIT may give the trust’s sponsors the ability to control the operation of the REIT even though another person or entity could own a majority of the interests of the trust. These trusts may also contain provisions which would delay or make a change in control of the REIT difficult.
Sovereign Debt Risk
Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There may be no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
Small-Cap and Mid-Cap Risk
The risk that the value of securities issued by small and medium capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments.
U.S. Government Securities Risk
Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government.
Volatility Management Risk
There can be no assurance that the Fund’s volatility management strategy will be successful or that the advisor’s measurements of volatility will correctly estimate the future volatility of the financial markets. If the Fund’s equity exposure is reduced and equity markets rise, the Fund may underperform funds that do not seek to manage volatility. The Fund may also forgo gains or incur losses as a result of the implementation of this strategy in extremely low or extremely high volatility markets.

Portfolio Holdings Disclosure: A description of the Fund’s policies regarding the release of portfolio holdings information is available in the Fund’s SAI. Shareholders may request portfolio holdings schedules at no charge by calling 1-800-955-9988.

Investment Advisor
On XX/XX/XXXX, the Board of Trustees of the Shelton XXXX Trust approved the appointment of Shelton Capital Management, a California limited partnership, to serve as the investment adviser to the Funds (“Shelton” or the “Advisor”). The advisory agreement between Shelton and the Trust was approved by the Shelton XXXX Trust Board of Trustees and was executed for an initial two-year term effective XX/XX/XXXX.

The investment advisor for the Fund is Shelton Capital Management, A California limited partnership, 1050 17th Street, Suite 1710, Denver, CO 80265 (the “Advisor”). Subject to the supervision of the Fund’s Board of Trustees, the Advisor is responsible for managing the Fund’s investments, executing transactions and providing facilities under the Investment Advisor Agreement between the Fund and the Advisor. Shelton Capital Management has $X.XX billion of assets under management as of XX/XX/XXXX. Shelton Capital has been managing mutual funds since 1985. Shelton Capital is responsible for managing the Fund and handling the administrative requirements of the Fund.
The Adviser has entered into an investment advisory agreement with the Fund, whereby the Adviser is entitled to receive an annual fee equal to X.XX% of the Fund’s average daily net assets. In addition to investment advisory fees, the Fund pays other expenses including costs incurred in connection with the maintenance of its securities law registration, printing and mailing prospectuses and Statements of Additional Information to shareholders, certain financial accounting services, taxes or governmental fees, custodial, transfer and shareholder servicing agent costs, expenses of outside counsel and independent accountants, preparation of shareholder reports and expenses of trustee and shareholders meetings. A discussion regarding the basis for the Board of Trustees’ approval of the Investment Advisory Agreement is available in the Fund’s XX dated XX/XX/XXXX.

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Expense Limitation Agreement
The Adviser has contractually agreed to reduce the Fund’s fees and/or absorb expenses of the Fund until at least XX/XX/XXXX to ensure that total annual Fund operating expenses (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions; expenses of other investment companies in which the Fund may invest (“acquired fund fees and expenses”); borrowing costs, such as interest and dividend expense on securities sold short; taxes; and extraordinary expenses, such as litigation expenses) do not exceed X.XX% of average daily net. This agreement may be terminated by the Fund’s Board of Trustees on 60 days’ written notice to the Adviser. These expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three-year basis (within three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.

Portfolio Managers

John Smith
Mr. Smith is a Portfolio Manager of Shelton Capital Management.

Bill Smith
Mr. Smith is a Portfolio Manager of Shelton Capital Management.

The SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of securities in the Fund.

Investment Subsidiary

The Fund may invest up to 25% of its total assets in the Subsidiary. Generally, the Subsidiary will invest primarily in private investment funds that invest in instruments that may include raw materials, precious metals, collectibles, and other commodity-linked investments. The Subsidiary may also directly invest in physical precious metals, such as gold. The Subsidiary is organized under the laws of the Cayman Islands, and is overseen by its own board of directors. The Fund is the sole shareholder of the Subsidiary. It is not currently expected that shares of the Subsidiary will be sold or offered to other investors. If, at any time, the Subsidiary proposes to offer or sell its shares to any investor other than the Fund, you will receive 60 days prior notice of such offer or sale.

As with the Fund, the Adviser is responsible for the Subsidiary's day-to-day business pursuant to an investment advisory agreement with the Subsidiary. Under this agreement, the Adviser provides the Subsidiary with the same type of management services, under the same terms, as are provided to the Fund. The advisory agreement with the Subsidiary provides for automatic termination upon the termination of the investment advisory agreement with respect to the Fund. The Subsidiary has also entered into separate contracts for the provision of custody, transfer agency, and audit services with the same service providers that provide those services to the Fund.

The Fund pays the Adviser a fee for its services. The Adviser has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid to the Adviser by the Subsidiary. This undertaking will continue in effect for so long as the Fund invests in the Subsidiary, and may not be terminated by the Adviser unless it first obtains the prior approval of the Fund's Board of Trustees for such termination. The Subsidiary will also bear the fees and expenses incurred in connection with the custody, transfer agency and audit services that it receives. The Fund expects that the expenses borne by the Subsidiary will not be material in relation to the value of the Fund's assets.

The Subsidiary will be managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by the Fund. As a result, the Adviser is subject to the same investment policies and restrictions that apply to the management of the Fund, and, in particular, to the requirements relating to portfolio leverage, liquidity, brokerage, and the timing and method of the valuation of the Subsidiary's portfolio investments. These policies and restrictions are described in detail in the Fund's SAI. For purposes of testing compliance with the Fund’s requirements under the 1940 Act, the Fund looks through the Subsidiary,  and  aggregates  the  Subsidiary’s  individual  holdings  together  with  direct  holdings  of  the  Fund.  The Fund's Chief Compliance Officer oversees implementation of the Subsidiary's policies and procedures, and makes periodic reports to the Fund's Board regarding the Subsidiary's compliance with its policies and procedures.
The financial statements of the Subsidiary will be consolidated in the Fund's financial statements which will be included in the Fund's annual and semi-annual reports. The Fund’s annual and semi-annual reports will be distributed to shareholders, and copies of the reports will be provided without charge upon request as indicated on the back cover of this Prospectus. Please refer to the SAI for additional information about the organization and management of the Subsidiary.

How Fund Shares are Priced  The Fund is open for business every day that the New York Stock Exchange (the "NYSE") is open. The Fund will calculate its net asset value each day that it is open for processing of transactions, and may calculate its net asset value on certain other days as noted below. The net asset value of the Fund is computed by adding the value of all of its portfolio holdings and other assets, deducting its liabilities, and then dividing the result by its number of shares outstanding. Our Fund accounting service provider calculates this value as of market close, normally 4:00 p.m. Eastern time (1:00 p.m. Pacific time), on each day that the markets are open. However, the Fund may, but does not expect to, determine the net asset value on any other day the NYSE is closed for trading. Occasionally, the Pricing Committee, subject to the supervision of the Board of Trustees, will make a good faith determination of a security’s “fair value” when market quotations are not readily available or deemed unreliable. The number of shares your money buys is determined by the share price of the Fund on the day your transaction is processed. Orders that are received in good form by the Fund's transfer agent are executed at the net asset value next calculated. The share price of the Fund will vary over time as the value of its securities varies.  Portfolio securities of the Fund that are listed on a securities exchange are valued at the last reported sale price.  Securities with remaining maturities of 60 days or less are valued using the amortized cost method as reflecting fair value. All other securities are valued at their fair value as determined in good faith by the Pricing Committee, subject to the Board’s oversight and review, using consistently applied procedures established by the Board of Trustees. The effect of valuing securities held by the Fund at fair value may be that the price so determined may be different than the price that would be determined if reliable market quotations were available or if another methodology were used.

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The Fund may use independent pricing services to assist in calculating the fair market value of the Fund’s securities. In addition, market prices for foreign securities are not determined at the same time of day as the NAV for the Fund. Because the Fund may invest in underlying ETFs which hold portfolio securities primarily listed on foreign exchanges, and these exchanges may trade on weekends or other days when the underlying ETFs do not price their shares, the value of some of the Fund’s portfolio securities may change on days when you may not be able to buy or sell Fund shares. In computing the NAV, the Fund values foreign securities held by the Fund at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE. Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. If events materially affecting the value of a security in the Fund’s portfolio, particularly foreign securities, occur after the close of trading on a foreign market but before the Fund prices its shares, the security will be valued at fair value. For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the Adviser may need to price the security using the Fund’s fair value pricing guidelines. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short term traders. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value, or from the price that may be realized upon the actual sale of the security.

With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies registered under the 1940 Act, the Fund’s net asset value is calculated based upon the net asset values of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

Fair Value Pricing Occasionally, reliable market quotations are not readily available or there may be events affecting the value of foreign securities or other securities held by the Fund.  When such events occur after the close of regular trading on foreign or other exchanges, but before trading on the NYSE is closed (a “Significant Event”) the Fund must determine the “fair value” of the affected security or securities.  Fair value determinations are made in good faith in accordance with procedures adopted by the Board of Trustees.   Generally fair value of a portfolio security or other assets shall be the amount the owner of the security or asset might reasonably expect to receive upon its current sale.  Generally speaking, the procedure adopted by the Board of Trustees requires the valuation committee or pricing committee, to convene, consider all available information regarding the affected security or securities, and based upon “general valuation considerations” set out in the procedures, arrive at a fair value in light of all of these factors and considerations. To help determine whether a Significant Event has occurred with respect to securities traded principally in foreign markets, the Fund’s accounting service provider has engaged a third party service provider to systematically recommend the adjustment of closing market prices of non-U.S. securities based upon changes in a designated U.S. securities market index occurring from the time of the close of the relevant foreign market and the close of trading on the NYSE. Attempts to determine the fair value of securities introduces an element of subjectivity to the pricing of securities.   As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes.  If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Fund would compare the new market quotation to the fair value price to evaluate the effectiveness of its fair valuation.

Opening an Account Shares of the Fund may be purchased directly or through third party distributors, brokerage firms and retirement plans. The following information is specific to buying directly from the Fund’s distributor. If you invest through a third party distributor, many of the policies, options and fees charged for the transaction may be different. You should contact them directly for information regarding how to invest or redeem through them. You’ll find all the necessary application materials included in the packet accompanying this Prospectus or you may download an investment kit by accessing our website at www.sheltoncap.com. Additional paperwork may be required for corporations, associations, and certain other fiduciaries. The minimum initial investments and subsequent investments for the Fund are as follows:

	Minimum Initial Investment	Minimum Subsequent Investment
Accounts with Automatic Investment Plan (“AIP”)	$X	$X
All other accounts	$X	$X

The Fund’s distributor may change the minimum investment amounts at any time or waive them at its discretion. To protect against fraud, it is the policy of the Fund not to accept unknown third party checks for the purposes of opening new accounts or purchasing additional shares. If you have any questions concerning the application materials, wire transfers, our yields and net asset values, or our investment policies and objectives, please call us, toll-free at (800) 955-9988.

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Buying and Selling Shares You can open an account online or by downloading an application from our website at www.sheltoncap.com and mailing the completed form to us.  For questions, call us at (800) 955-9988.  Keep in mind the following important policies:
•	The Fund may take up to seven business days to pay redemption proceeds.
•	If your shares were recently purchased by check, the Fund will not release your redemption proceeds until payment of the check can be verified which may take up to 15 days.
•	Exchange purchases must meet the minimum investment amounts of the Fund you are purchasing.
•	You must obtain and read the Prospectus for the Fund you are buying prior to making the exchange.
•
If you have not selected the convenient exchange privileges on your original account application, you must provide a medallion signature guaranteed letter of instruction to the Fund, directing any changes in your account.

•	The Fund may refuse any purchase or exchange purchase transaction for any reason.
•	Each signature on a request for redemption or account change must be medallion signature guaranteed separately.
•	All share activity is subject to federal and state rules and regulations. These are in place to prevent, among other things, money laundering and other illegal movements of money.

How to Buy Shares Make your check payable to the name of the Fund and mail it with the application to the transfer agent of the Fund, Gemini Fund Services, LLC, at the address indicated below. Please note the minimum initial investments previously listed.

Shelton Real Asset Fund
c/o Gemini Fund Services, LLC
17605 Wright Street
Omaha, NE 68130

You may also forward your check (and application, for new accounts) to the Fund's offices, which will in turn forward your check (and application, for new accounts) on your behalf to the Fund's agent for processing. You will receive the share price next determined after your check has been received by the agent. Please note that this means that the shares will be purchased at the next calculated price after receipt by the agent, which is typically the next business day following receipt at the Fund's offices. The Fund's office is located at the following address:

Shelton Real Asset Fund
1050 17th Street, Suite 1710
Denver, CO 80265

You also may buy shares of the Fund through selected securities brokers. Your broker is responsible for the transmission of your order to Gemini Fund Services, LLC, the Fund’s transfer agent, which [may charge you a fee]. You will generally receive the share price next determined after your order is placed with your broker, in accordance with your broker’s agreed upon procedures with the Fund. Your broker can advise you of specific details. The Fund does not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such delivery services does not constitute receipt by the Fund’s transfer agent or the Fund.

Purchasing by Exchange You may purchase shares in the Fund by exchanging shares from an account in one of our other funds. Such exchanges must meet the minimum amounts required for initial or subsequent investments. When opening an account by exchanging shares, your new account must be established with the same registration and an exchange authorization must be in effect. If you have an existing account with us and an exchange authorization in effect, call (800) 955-9988 during normal business hours (8:00 a.m. to 5:00 p.m. Pacific Time) to exchange shares. You may also exchange shares by accessing our website at www.sheltoncap.com. You must complete the online access agreement in order to access your account online. Each exchange actually represents the sale of shares of one Fund and the purchase of shares in another, which may produce a gain or loss for tax purposes.   All transactions are processed at the share price next calculated after receiving the instructions in good form (as defined below), normally at 4:00 p.m. Eastern Time (1:00 p.m. Pacific Time).

Wire Instructions For wiring money to your account, you can obtain specific instructions by calling (800) 955-9988. In order to make your order effective, we must have your order in good form. “Good form” means that the Fund’s transfer agent has all the information and documentation it deems necessary to affect your order.   Please note a Fund and its Manager reserve the right to reject any purchase. Your purchase will be processed at the net asset value next calculated after your order has been received by the Fund’s agent. You will begin to earn dividends as of the first business day following the day of your purchase. All your purchases must be made in U.S. dollars and checks must be drawn on banks located in the U.S. We reserve the right to limit the number of investment checks processed at one time. If a check does not clear, we will cancel your purchase.  You will be liable for any losses and fees incurred in connection with a check that does not clear for any reason, including insufficient funds. When you purchase by check, redemption proceeds will not be sent until we are satisfied that the investment has been collected (confirmation of clearance may take up to 15 days). You can wire federal funds from your bank or broker, which may charge you a fee.

Purchasing Additional Shares Make your check payable to the name of the Fund in which you are investing, write your account number on the check, and mail your check with your confirmation stub to the address printed on your account statement. There is a $100 minimum for subsequent investments. After setting up your online account, you may obtain a history of transactions for your account(s) by accessing our website at www.sheltoncap.com.

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Automatic Investment Plan Using the Fund’s AIP, you may arrange to make additional purchases automatically by electronic funds transfer (“EFT”) from your checking or savings account. Your bank must be a member of the Automated Clearing House. You can terminate the program with ten days written notice. There is no fee to participate in this program, however, a service fee of $25.00 will be deducted from your account for any AIP purchase that does not clear due to insufficient funds, or if prior to notifying the Fund in writing or by telephone to terminate the plan, you close your bank account or take other action in any manner that prevents withdrawal of the funds from the designated checking or savings account. Investors may obtain more information concerning this program, including the application form, from the Fund.  The share price of the Fund is subject to fluctuations. Before undertaking any plan for systematic investment, you should keep in mind that such a program does not assure a profit or protect against a loss.  We reserve the right to suspend the offering of shares of the Fund for a period of time and to reject any specific purchase order in whole or in part. The Fund does not send individual transaction confirmations to individuals participating in an automatic investment plan.  You will receive a quarterly statement of all transactions occurring during the most recent calendar quarter.

Performance Information All performance information published in advertisements, sales literature and communications to investors, including various expressions of current yield, effective yield, tax equivalent yield, total return and distribution rate, is calculated and presented in accordance with the rules prescribed by the SEC. In each case, performance information will be based on past performance and will reflect all recurring charges against Fund income. Performance information is based on historical data and does not indicate the future performance of the Fund.

How to Sell Shares You may redeem all or a portion of your shares on any day that the Fund is open for business. Your shares will be redeemed at the net asset value next calculated, less any applicable redemption fee, after we have received your redemption request in good form. Good form requires that we have clear, actionable instructions that are properly executed by authorized signers on the account. In cases where the transaction requires a medallion signature guarantee, this will be required to meet the good form standard. Remember that the Fund may hold redemption proceeds until we are satisfied that we have collected the funds which were deposited by check. To avoid these possible delays, which could be up to 15 days, you should consider making your investment by wire, following the instructions as described in the section titled “Wire Instructions” in this prospectus.

By Mail If you have not elected telephone redemption or transfer privileges, you must send a “medallion signature-guaranteed letter of instruction”.  The letter of instruction must specify (i) the name of the Fund, (ii) the number of shares to be sold, (iii) your name, and (iv) your account number to the Fund’s offices. If you have additional questions, please contact us at (800) 955-9988. The Fund’s Transfer Agent requires that each individual’s signature appearing on a redemption request be guaranteed by an eligible signature guarantor such as a commercial bank, broker-dealer, credit union, securities exchange or association, clearing agency or savings association. This policy is designed to protect shareholders who do not elect telephone privileges on their accounts.

By Exchange You must meet the minimum investment requirement of the Fund into which you are exchanging. You can only exchange between accounts with identical registrations. Same day exchanges are accepted until market close, normally 4:00 p.m. Eastern time (1:00 p.m. PST).

By Wire You must have applied for the wire feature on your account. We will notify you when this feature is active and you may then make wire redemptions by calling us before 4:00 p.m. Eastern time (1:00 p.m., PST). This means your money will be wired to your bank the next business day.

By Electronic Funds Transfer You must have applied for the EFT withdrawal feature on your account. Typically, money sent by EFT will be sent to your bank within three days after the sales of your securities. There is no fee for this service.

Online You can sell shares in a regular account by accessing our website at www.sheltoncap.com.  You may not buy or sell shares in a retirement account using our online feature.

By Telephone You must have this feature set up in advance on your account. Call the Fund at (800) 955-9988. Give the name of the Fund, the exact name in which your account is registered, your account number, the required identification information and the number of shares or dollar amount that you wish to redeem. Unless you submit an account application that indicates that you have declined telephone and/or online exchange privileges, you agree, by signing your account application, to authorize and direct the Fund to accept and act upon telephone, on-line, telex, fax, or telegraph instructions for exchanges involving your account or any other account with the same registration. The Fund employs reasonable procedures in an effort to confirm the authenticity of your instructions, such as requiring a seller to give a special authorization number or password. Provided these procedures are followed, you further agree that neither the Fund nor the Fund's agent will be responsible for any loss, damage, cost or expense arising out of any instructions received for an account. You should realize that by electing the telephone exchange or the online access options, you may be giving up a measure of security that you might otherwise have if you were to exchange your shares in writing. For reasons involving the security of your account, telephone transactions may be tape recorded.

Systematic Withdrawal Plan If you own shares of the Fund with a value of $10,000 or more, you may establish a Systematic Withdrawal Plan. You may receive monthly or quarterly payments in amounts of not less than $100 per payment. Details of this plan may be obtained by calling the Fund at (800) 955-9988. The Fund does not send transaction confirmations to individuals participating in a systematic withdrawal option. You will receive a quarterly statement of all transactions occurring during the most recent calendar quarter.

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Other Redemption Policies The Fund applies a redemption fee of 2% to shares purchased and held 90 days or less from the date of purchase. The Fund has committed itself to pay in cash all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. In the case of requests for redemption in excess of such amounts, the Advisor, subject to the supervision of the Board of Trustees, reserves the right to make payments in whole or in part in securities or other assets of the Fund from which the shareholder is redeeming in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In such circumstances, the securities distributed would be valued at the price used to compute the Fund's net asset value.  Should the Fund do so, a shareholder would likely incur transaction fees in converting the securities to cash. Retirement Plan shareholders should complete a Rollover Distribution Election Form in order to sell shares of the Fund so that the sale is treated properly for tax purposes. Once your shares are redeemed, we will normally mail you the proceeds on the next business day, but no later than within seven business days. When the markets are closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing, or under any emergency circumstances as determined by the SEC to merit such action, we may suspend redemption or postpone payment dates. If you want to keep your account(s) open, please be sure that the value of your account does not fall below $1,000 because of redemptions. The Advisor may elect to close an account and mail you the proceeds to the address of record. We will give you 30 days written notice that your account(s) will be closed unless you make an investment to increase your account balance(s) to the $1,000 minimum. If you close your account, any accrued dividends will be paid as part of your redemption proceeds. The share price of the Fund will fluctuate and you may receive more or less than your original investment when you redeem your shares.

The Fund and The Manager Reserve Certain Rights, Including the Following:
•	To automatically redeem your shares if your account balance falls below the minimum balance due to the sale of shares.
•	To modify or terminate the exchange privilege on 60-days written notice.
•	To refuse any purchase or exchange purchase order.
•	To change or waive the Fund’s minimum investment amount.
•	To suspend the right to redeem shares, and delay sending proceeds, during times when trading on the principal markets for the Fund are restricted or halted, or otherwise as permitted by the SEC.
•	To withdraw or suspend any part of the offering made by this Prospectus.
•	To automatically redeem your shares if you fail to provide all required enrollment information and documentation.

Tax Status, Dividends and Distributions
Dividends and Distributions: Income dividends are derived from net investment income (i.e., interest and other income, less any related expenses) the Fund earns from its portfolio securities and other investments. Capital gain distributions are derived from gains realized when the Fund sells a portfolio security. Long-term capital gains are derived from gains realized when the Fund sells a portfolio security it has owned for more than one year, and short-term capital gains are derived from gains realized when a portfolio security was owned for one year or less.

The Fund intends to distribute substantially all of its net investment income quarterly and net capital gains annually in December. Both types of distributions will be reinvested in shares of the respective Fund unless you elect to receive cash.

Taxes: The following information is a general summary for U.S. taxpayers. You should rely on your own tax advisor for advice about the particular federal, state and local tax consequences regarding your investment in the Funds. Each Fund will distribute substantially all of its income and capital gains to its shareholders every year. In turn, shareholders will be taxed on distributions they receive, unless the shares are held by certain types of tax-exempt organizations or through tax-advantaged accounts (such as 401(k) plan accounts or individual retirement accounts).

A shareholder subject to U.S. federal income tax will be subject to tax on Fund income dividends and capital gain distributions whether they are paid in cash or reinvested in additional Fund shares. For federal income tax purposes, Fund distributions will be taxable to the shareholder as either ordinary income or capital gains. Such dividends and distributions also may be subject to state or local taxes

Income Dividends and Capital Gains: Fund income dividends (e.g., distributions of investment income) are generally taxable to shareholders as ordinary income. Federal taxes on Fund distributions of capital gains are determined by how long a Fund owned the investments that generated the gains, rather than how long a shareholder has owned the shares. Distributions of gains from investments that a Fund owned for more than one year generally will be taxable to shareholders as long-term capital gains. Distributions of gains from investments that a Fund owned for one year or less are short-term capital gains and generally will be taxable as ordinary income.

The Funds may be subject to foreign taxes or foreign tax withholding on dividends, interest and certain capital gains earned from their foreign security investments. You may qualify for an offsetting tax credit or tax deduction under U.S. tax laws for any amount designated as your portion of a Fund’s foreign tax obligations, provided that you meet certain requirements. See your tax advisor for further information.

Fund dividends and distributions are taxable to a shareholder even if they are paid from income or gains earned by a Fund prior to the shareholder’s investment and thus were included in the price paid for the shares. For example, a shareholder who purchases shares on or just before the record date of the Fund distribution will pay full price for the shares and may receive a portion of his or her investment back as a taxable distribution. While in effect a return of capital to you, the distribution is still taxable even though you did not participate in these gains. You can avoid this, if you choose, by investing soon after a Fund has made a distribution.

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Non-U.S. Persons: Non-U.S. persons that are considering the purchase of Fund shares should consult with their own tax advisors regarding the U.S. federal, foreign, state and local tax consequences of the purchase, ownership and disposition of the shares.

Annual Notifications: Each year, the Funds will notify shareholders of the tax status of dividends and distributions. For more information, see the SAI under “TAX STATUS.”

Cash Distributions Unless you otherwise indicate on the account application, we will reinvest all dividends and capital gains distributions back into your account. You may indicate on the application that you wish to receive either income dividends or capital gains distributions in cash. EFT is available to those investors who would like their dividends electronically transferred to their bank accounts. For those investors who do not request this feature, dividend checks will be mailed via regular mail. If you elect to receive distributions by mail and the U.S. Postal Service cannot deliver your checks or if the checks remain uncashed for six months or more, we will void such checks and reinvest your money in your account at the then current net asset value and reinvest your subsequent distributions.

Statements and Reports Shareholders of the Fund will receive statements at least quarterly and after every transaction that affects their share balance and/or account registration. A statement with tax information will be mailed to you by January 31 of each year, a copy of which will be filed with the IRS if it reflects any taxable distributions. Twice a year you will receive our financial statements, at least one of which will be audited. The account statements you receive will show the total number of shares you own and a current market value. You may rely on these statements in lieu of share certificates which are not necessary and are not issued. You should keep your statements to assist in record keeping and tax calculations. We pay for regular reporting services, but not for special services, such as a request for an historical transcript of an account. You may be required to pay a separate fee for these special services. After setting up your online account, you may also obtain a transaction history for your account(s) by accessing our website at www.sheltoncap.com.

Consolidated Mailings Consolidated statements offer convenience to investors by summarizing account information and reducing unnecessary mail. We send these statements to all shareholders, unless shareholders specifically request otherwise. These statements include a summary of all funds held by each shareholder as identified by the first line of registration, social security number and zip code.

Householding To reduce expenses, the Fund mails only one copy of the prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Fund at 1-800-955-9988 on days the Fund is open for business or contact your financial institution. The Fund will begin sending you individual copies on all future mailings.

Dividends & Taxes Any investment in the Fund typically involves several tax considerations. The information below is meant as a general summary for U.S. citizens and residents. Because your situation may be different, it is important that you consult your tax advisor about the tax implications of your investment the Fund. As a shareholder, you are entitled to your share of the dividends the Fund earns. The Fund distributes substantially all of its dividends quarterly. Shareholders of record on the second to last business day of the quarter will receive the dividends. Capital gains are generally paid on the last day of November, to shareholders of record on the second to last business day of November of each year. At the beginning of each year, shareholders are provided with information detailing the tax status of any dividend the Fund has paid during the previous year. After every distribution, the value of the Fund's shares drops by the amount of the distribution. If you purchase shares of the Fund before the record date of a distribution and elect to have distributions paid to you in cash, you will pay the full price for the shares and then receive some portion of that price back in the form of a taxable distribution. This is sometimes referred to as buying a dividend.

Revenue Sharing The Advisor, out of its own resources, and without additional cost to the Fund or its shareholders, may provide additional cash payments or non-cash compensation to intermediaries who sell shares of the Fund. Such payments and compensation are in addition to any service fees paid by the Fund. These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Cash compensation may also be paid to intermediaries for inclusion of the Fund on sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to Fund shareholders.

Identity Verification Procedures Notice The USA PATRIOT Act requires financial institutions, including mutual funds, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts. When completing the account application, you will be required to supply the Fund with information, such as your taxpayer identification number, that will assist the Fund in verifying your identity. Until such verification is made, the Fund may temporarily limit additional share purchases. In addition, the Fund may limit additional share purchases or close an account if it is unable to verify a customer’s identity. As required by law, the Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct. Your information will be handled by us as discussed in our privacy statement below.

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Electronic Delivery of Documents You may sign up for electronic statements online, or by calling Shareholder Services at (800) 955-9988. If you sign up over the telephone, a temporary password will be issued to you, and you must reset the password to secure and access your account.

Privacy Statement
Privacy Policy When you become a shareholder of Shelton Real Asset Fund, you entrust us not only with your hard-earned assets but also with your non-public personal and financial information (“Shareholder Information”). We consider your Shareholder Information to be private and confidential, and we hold ourselves to the highest standards of trust and fiduciary duty in their safekeeping and use.

Our Privacy Principles
•	We do not sell client information.
•
We do not provide client information to persons or organizations outside the Shelton Real Asset Fund who are doing business on our behalf (e.g., non-affiliated third parties), for their own marketing purposes.

•	We afford prospective and former clients the same protections as existing clients with respect to the use of client information.

Information We May Collect We collect and use information we believe is necessary to administer our business, to advise you about our products and services, and to provide you with customer service. We may collect and maintain several types of client information needed for these purposes, such as:
•	From you, (application and enrollment forms, transfer forms, distribution forms, checks, correspondence, or conversation), such as your address, telephone number, and social security number.
•	From your transactions with our transfer agent, such as your transaction history, and account balance.
•	From electronic sources, such as our website or e-mails.

How we use information about You  The Fund will only use information about you and any other accounts to help us better serve your investment needs or to suggest services or educational materials that may be of interest to you.

Use of E-Mail Address  If you have requested information regarding the Fund’s products and services and supplied your e-mail address to us, we may occasionally send you follow-up communications or information on additional products or services.   Additionally, registered shareholders can subscribe to the following e-mail services:
•	Prospectus and Shareholder Reports – Receive prospectuses and shareholder reports on line instead of by U.S. Mail.
•	Paperless Statements – Receive an e-mail with a link to our Web site informing you that our client statements are available on line to view, print or download.
•	Tax Form Alerts – Receive an e-mail in early January informing you if you will receive tax forms for your taxable Shelton mutual funds, including the approximate date they will be mailed.

We also include instructions and links for unsubscribing from e-mails.  We do not sell e-mail addresses to anyone, although we may disclose e-mail addresses to third parties that perform administrative services for us. We may track receipt of e-mails to gauge the effectiveness of our communications.

Information Disclosure We do not disclose any non-public personal information about our shareholders or former shareholders to non-affiliated third parties without the shareholder’s authorization. However, we may disclose Shareholder Information to persons or organizations inside or outside our family of funds, as permitted or required by law. For example, we will provide the information, as described above, to our transfer agent to process your requests or authorized transactions.

How We Protect Your Information We restrict access to your Shareholder Information to authorized persons who have a need for these records in order to provide products or services to you. We also maintain physical, electronic, and procedural safeguards to guard Shareholder Information. To further protect your privacy, our website uses the highest levels of internet security, including data encryption, Secure Sockets Layer protocol, user names and passwords, and other tools. As an added measure, we do not include personal or account information in non-secure e-mails that we send you via the Internet. For shareholders with Internet access, Shelton Real Asset Fund recommends that you do not provide your user name or password to anyone for any reason. In the event that you hold shares of one or more of our funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of that financial intermediary would govern how your nonpublic personal information would be shared with non-affiliated third parties.

To Learn More This prospectus contains important information on the Fund and should be read and kept for future reference. You can also get more information from the following sources:

Annual and Semi-Annual Reports These are automatically mailed to all shareholders without charge. In the Fund's annual report, you will find a discussion of market conditions and investment strategies that significantly affected the Fund’s performance during its most recent fiscal year. The financial statements included in the Fund's annual report are incorporated by reference into this prospectus, making it a legal part of the prospectus.

Statement of Additional Information This includes more details about the Fund, including a detailed discussion of the risks associated with the various investments. The SAI is incorporated by reference into this prospectus, making it a legal part of the prospectus.

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You may obtain a copy of these documents free of charge by calling the Fund at (800) 955-9988, by accessing the Fund's website at www.sheltoncap.com, or by emailing the Fund at info@sheltoncap.com, or by contacting the SEC at the address noted below or via e-mail at publicinfo@sec.gov. The SEC may charge you a duplication fee. You can also review these documents in person at the SEC’s public reference room, or by visiting the SEC’s internet site at www.sec.gov.

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-01520
1-202-551-8090
www.sec.gov

The Fund is not a bank deposit and is not guaranteed, endorsed or insured by any financial institution or government entity such as the Federal Deposit Insurance Corporation (FDIC).

1050 17th Street
Suite 1710
Denver, CO 80265
www.sheltoncap.com

Investment Company Act File Number: XXX-XXXXX

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SHELTON XXXX TRUST

PROSPECTUS

XX/XX/XXXX

SHELTON BDC INCOME FUND (XXXXX)

SHELTON GLOBAL REAL ESTATE INCOME FUND (XXXXX)

SHELTON REAL ESTATE INCOME FUND (XXXXX)

This Prospectus provides important information about the shares of the Shelton BDC Income Fund, the Shelton Global Real Estate Income Fund, and the Shelton Real Estate Income Fund (each, a “Fund,” and collectively, the “Funds”) that you should know before investing. Please read it carefully and keep it for future reference.

The U.S. Securities and Exchange Commission (the “SEC”) has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The Funds are not bank deposits and are not guaranteed, endorsed, or insured by any financial institution or government entity, such as the Federal Deposit Insurance Corporation (FDIC).

Some funds in this Prospectus may not be available in your State.

FUND SUMMARIES	7
Shelton BDC Income Fund
Shelton Global Real Estate Income Fund
Shelton Real Estate Income Fund
SUMMARY OF OTHER IMPORTANT FUND INFORMATION	21
ADDITIONAL INFORMATION ABOUT THE FUND	22
Shelton BDC Income Fund
Shelton Global Real Estate Income Fund
Shelton Real Estate Income Fund
ADDITIONAL INFORMATION ABOUT PRINCIPAL RISKS	30
ADDITIONAL INVESTMENT STRATEGIES AND INFORMATION	36
MANAGEMENT OF THE FUND	37
PRICING OF FUND SHARES	39
HOW TO BUY SHARES	41
HOW TO REDEEM SHARES	46
DISTRIBUTION AND SHAREHOLDER SERVICE PLANS	48
DIVIDENDS, DISTRIBUTIONS AND TAXES	49
FINANCIAL HIGHLIGHTS	51
FOR MORE INFORMATION	54
PRIVACY POLICY	55

SHELTON BDC INCOME FUND Ticker Symbol: XXXXX

Investment Objective
The Fund’s investment objective is to provide a high level of income with the potential for capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	x.xx%
Distribution and Service (12b-1) Fees	x.xx%
Other Expenses	x.xx%
Acquired Fund Fees and Expenses(1)
(fees and expenses incurred directly by the Fund as a result of investment in shares of one or more Acquired Funds)	x.xx%
Total Annual Fund Operating Expenses	x.xx%
Expense Reimbursement(2)	x.xx%
Total Annual Fund Operating Expenses After Expense Reimbursement	x.xx%

(1)
“Acquired Fund Fees and Expenses” are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

(2)
Shelton Capital Management, the Fund’s investment advisor (the “Advisor”) has contractually agreed to waive a portion or all of its management fees and pay Fund expenses (excluding acquired fund fees and expenses, interest, taxes and extraordinary expenses) in order to limit the “Other Expenses” to x.xx% of average daily net assets of the Fund’s shares (referred to in this Fund Summary as the “Expense Reimbursement”). The Expense Reimbursement will remain in effect through at least xx/xx/xxxx, and may be terminated before that date only by the Board of Trustees (also referred to herein as the “Board”) of the Shelton XXXX Trust (the “Trust”). The Advisor may recoup any previously waived fees and paid expenses from the Fund pursuant to this agreement for three years from the date they were waived or paid. The Advisor’s ability to recoup any previously waived fees and paid expenses is subject to the Expense Reimbursement as in effect at the time such fees were waived or expenses were paid.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem all of your shares or continue to own all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Assuming redemption at the end of the period	$X,XXX	$X,XXX	$X,XXX	$X,XXX
Assuming no redemption at the end of the period	$X,XXX	$X,XXX	$X,XXX	$X,XXX

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. For the fiscal year ended XX/XX/XXXX, the Fund’s portfolio turnover rate was x% of the average value of its portfolio.

3

Principal Investment Strategies of the Fund

The Fund invests substantially all (and under normal market conditions, at least 80%) of its net assets (plus any borrowings for investment purposes) in common stocks and other equity securities of business development companies (“BDCs”) that are traded on one or more nationally recognized securities exchanges. The equity securities in which the Fund may invest consist  of:

•	common stocks;

•	securities convertible into common stocks; and

•	preferred stocks.

In addition, although the Fund typically invests in equity securities, the Fund may invest up to 20% of its net assets in debt securities of BDCs and other issuers of any maturity, duration or credit rating.

BDCs are publicly-held, closed-end investment funds that are regulated by the Investment Company Act of 1940, as amended (the “1940 Act”). BDCs primarily lend to or invest in private or thinly-traded companies. They also offer managerial assistance to the companies in which they invest. BDCs must adhere to various substantive regulatory requirements under the 1940 Act. For example, the 1940 Act restricts the types of assets in which a BDC may invest (i.e., at least 70% of the BDC’s total assets must be “qualifying assets,” as defined in the 1940 Act). The 1940 Act also regulates how BDCs employ “leverage” (i.e., how BDCs use borrowed funds to make investments). Because the 1940 Act applies unique “coverage ratio” tests to BDCs, BDCs may incur more debt than other regulated closed-end investment companies. Specifically, on one hand, the total assets of a closed-end investment company (other than a BDC) must exceed the fund’s outstanding debt by at least 300%. On the other hand, the total assets of a BDC must exceed the BDC’s outstanding debt by only 200%, thereby allowing a BDC to employ more leverage than other regulated closed-end investment companies. Leverage magnifies the potential for gain and loss on amounts invested and, as a result, increases the risks associated with the securities of leveraged companies.

Under the supervision of the Advisor, BDCA Advisor, LLC, the Fund’s investment sub-advisor (also referred to herein as “BDCA Advisor”), evaluates equity securities primarily on the BDC’s or other issuer’s ability to sustain its current dividend and secondarily considers the potential for capital appreciation. BDCA Advisor intends to allocate the Fund’s assets among BDCs that, in its view, are paying attractive rates of distribution and appear capable of sustaining that distribution level over time. BDCA Advisor incorporates into its assessment, among other factors, dividend yield, price to book, financial operations, portfolio of investments and management quality. BDCA Advisor will also consider the amount of leverage employed by a BDC or other issuer before deciding to invest in its securities. In selecting securities for investment, BDCA Advisor generally seeks to invest in securities with relatively high distribution rates, and that it believes will continue to pay distributions at those rates for the foreseeable future. Distributions from such securities may consist of income, capital gains and/or return of capital and cannot be guaranteed to continue.

When selecting securities for the Fund, BDCA Advisor may utilize fundamental, technical and other related methodologies to determine the intrinsic value of a security. BDCA Advisor expects that it will sell a security if, in the judgment of the portfolio manager, the security’s income potential has been compromised, an issuer’s fundamentals have deteriorated or may deteriorate or a more attractive investment opportunity is identified.

The Fund may invest up to 15% of its net assets in illiquid securities.

Principal Risks of Investing in the Fund

An investment in the Fund’s shares is subject to various risks, including the risk that you may receive little or no return on your investment or you may lose all or part of it. By itself, the Fund does not constitute a balanced investment program. Before investing in the Fund, you should consider carefully the following risks.

Market Risk. An investment in the Fund is generally subject to market risk, including the possible loss of the entire principal amount invested. An investment in the Fund represents an indirect investment in the securities owned by the Fund. Like all financial instruments, the value of these securities may move up or down, sometimes rapidly and unpredictably. The value of your investment in the Fund at any point in time may be worth less than the value of your original investment, even after taking into account any reinvestment of dividends and distributions.

BDC Risk. The Fund primarily invests in securities issued by publicly-traded BDCs. As a result, the Fund’s portfolio will be significantly affected by the performance of the BDCs in which the Fund invests and the performance of such BDCs’ portfolio companies, as well as the overall economic environment. The Fund may be exposed to greater risk and experience higher volatility than would a portfolio that was not focused on investing in BDCs.

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BDCs primarily invest in privately-held and thinly-traded companies. These types of portfolio companies are generally considered to be below investment grade, and the debt securities of those companies, in turn, are often referred to as “high-yield” or “junk.” The revenues, income (or losses) and valuations of these companies can, and often do, fluctuate suddenly and dramatically, and they face considerable risk of loss. In addition, the fair value of a BDC’s investments in privately-held or thinly-traded companies often is not readily determinable. Although each BDC’s board of directors is responsible for determining the fair value of these securities, the uncertainty regarding fair value may adversely affect the determination of the BDC’s net asset value (“NAV”). This could cause the Fund’s investments in a BDC to be inaccurately valued.

BDCs often borrow funds to make investments and, as a result, are exposed to the risks of leverage. Leverage magnifies the potential loss on amounts invested and therefore increases the risks associated with an investment in a leveraged BDC’s securities. Leverage is generally considered a speculative investment technique. Moreover, BDCs’ management fees, which are generally higher than the management fees charged to other funds, are normally payable on gross assets, including those assets acquired through the use of leverage. This may give a BDC’s investment advisor a financial incentive to incur leverage.

Investment in Other Investment Companies Risk. The Fund’s investment in other investment companies, including BDCs, may subject the Fund indirectly to the underlying risks of those investment companies. The Fund also will bear its share of each underlying investment company’s fees and expenses, which are in addition to the Fund’s own fees and expenses. Shares of an investment company may trade at prices that reflect a premium above or a discount below NAV, and such premium or discount may be substantial. If an investment company’s shares are purchased at a premium to NAV, the premium may not exist when those shares are sold, and the Fund could incur a loss.

BDCs, like other investment companies, are often parties to contractual agreements under which a BDC’s investment advisor or another third-party agrees to waive fees or pay a portion of the BDC’s expenses. Once the contract terminates or ends, the BDC’s expenses may increase and, as a result, the acquired fund fees and expenses paid by the Fund’s shareholders may increase as well. Further, the acquired fund fees and expenses paid by the Fund’s shareholders may increase further if the BDC’s investment advisor or another third-party seeks to recoup any previously waived fees or paid expenses.

Medium- and Small-Capitalization Company Risk. BDCs primarily invest in U.S. middle-market companies, which may be considered medium- or small-capitalization companies. Medium- and small-capitalization companies may be newly formed or have limited product lines, distribution channels or financial or managerial resources. The risks associated with these investments are generally greater than those associated with investments in the securities of larger, more-established companies. Investments and medium- and small capitalization companies may cause a BDC’s NAV to be more volatile compared to investment companies that focus only on large-capitalization companies. Generally, securities of medium- and small-capitalization companies are more likely to experience sharper swings in market values or less liquid markets, in which it may be more difficult to sell at favorable times and at favorable prices.

Common Stock Risk. While common stock has historically generated higher average returns than debt securities, common stock has also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of common stock held by the Fund. Also, the price of common stock is sensitive to general movements in the stock market. A drop in the stock market may depress the price of common stock held by the Fund.

Preferred Stock Risk. There are various risks associated with investing in preferred stock, including credit risk, liquidity risk, interest rate risk, deferral and omission of distributions, subordination to bonds and other debt securities in a company’s capital structure, limited liquidity, limited voting rights and special redemption rights.

Debt Securities Risk. When the Fund invests in debt securities, the value of the Fund’s investment will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of debt securities. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Convertible Securities Risk. Investments in convertible securities generally entail less risk than investments in an issuer’s common stock because convertible securities rank senior to common stock in an issuer’s capital structure. The extent to which such risk is reduced depends in large part upon the degree to which the convertible security sells above its value as a fixed-income security. Convertible securities are subordinate in rank to any senior debt obligations of an issuer, and, therefore, entail more risk than the issuer’s debt obligations. Convertible securities generally offer lower interest than non-convertible debt securities of similar credit quality due to the potential for capital appreciation and are often lower-rated securities.

5

High-Yield (“Junk”) Bond Risk. The portfolio companies in which BDCs invest are generally considered to be below investment grade, and the debt securities of those companies, in turn, are often referred to as “high-yield” or “junk.” These bonds involve a greater risk of default or price change due to changes in the issuer’s credit quality. The values of these bonds fluctuate more than those of high-quality bonds in response to company, political, regulatory or economic developments. Values of high-yield or junk bonds can decline significantly over short periods of time. In addition, debt securities issued by a BDC may also be considered to be non-investment grade or junk.

Credit Risk. There is a risk that debt issuers will not make payments on the debt securities in which the Fund has invested, resulting in losses to the Fund. In addition, the credit quality of securities may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult to sell the security. Default, or the market’s perception that an issuer is likely to default, could reduce the value and liquidity of securities, thereby reducing the value of your investment in Fund shares. In addition, default may cause the Fund to incur expenses in seeking recovery of principal or interest on its portfolio holdings.

Credit Risk of Underlying Investments. The Fund is indirectly exposed to the credit risk associated with the debt investments of the BDCs in which the Fund invests. BDCs invest in small companies in the initial stages of development. The types of portfolio companies in which BDCs invest are generally considered to be below investment grade, and the debt securities of those companies, in turn, are often referred to as “high-yield” or “junk.” There is an increased risk that such a portfolio company will fail to make payments on its debts as compared to more developed companies. If a portfolio company fails to make payments to a BDC, the BDC’s performance could be negatively affected and, to the extent that the Fund invests in the BDC, the value of the Fund’s investment in the BDC may be negatively affected as well.

Liquidity Risk. A security is considered to be illiquid if the Fund is unable to sell such security within seven days at the price at which the Fund values the security. A security may be deemed illiquid due to a lack of trading volume in the security or if the security is privately placed and not traded in any public market or is otherwise restricted from trading. The Fund may be unable to sell illiquid securities at the time or price it desires and could lose its entire investment in such securities. Further, certain restricted securities require special registration, liabilities and costs, and could be more difficult to value.

Non-Diversification Risk. The Fund is classified as a non-diversified management investment company under the 1940 Act. This means that the Fund may invest a greater portion of its assets in a limited number of issuers than would be the case if the Fund were classified as a diversified management investment company. The value of a specific security can perform differently from the market as a whole for reasons related to the issuer, such as operational performance, financial leverage and investment-level performance. The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund’s portfolio. Additionally, the Fund may be subject to greater risk, because the Fund’s performance may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company.

Management Risk. The NAV of the Fund changes daily based on the performance of the securities in which it invests. BDCA Advisor’s judgments about the attractiveness, value and potential appreciation of securities issued by a BDC or other investment company may prove to be incorrect and may not produce the desired results.

Large Shareholder Risk. To the extent that shares of the Fund are held by large shareholders, the Fund is subject to the risk that these shareholders will redeem Fund shares in large amounts. These transactions could adversely affect the Fund if it is forced to sell portfolio securities to raise the cash that is necessary to satisfy shareholder redemption requests. This risk is particularly pronounced when one shareholder owns a substantial portion of the Fund.

Limited Operating History. The Fund has a limited history of operations for investors to evaluate. The Fund’s performance during its initial period of operations may not be replicated over longer periods and is not indicative of how the Fund will perform in the future.

Fund Performance

No performance information is presented because the Fund has less than a full calendar year of investment operations. Performance information gives investors some indication of the risk of an investment in the Fund by comparing the Fund’s performance with a broad measure of market performance. Updated performance information will be available at the Fund’s website, www.sheltoncap.com. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

6

Management

Advisor.  Shelton Capital Management is the Fund’s investment advisor.

Sub-Advisor.  BDCA Advisor, LLC is the Fund’s investment sub-advisor.

Portfolio Manager. John Smith, the lead portfolio manager of XX Advisor, has primary portfolio management responsibilities for the Fund. Mr. Smith has served as the portfolio manager of the Fund since the Fund commenced operations in XX/XX/XXXX.

Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Summary of Other Important Fund Information” on page XX.

7

SHELTON GLOBAL REAL ESTATE INCOME FUND Ticker Symbol: XXXXX

Investment Objective
The Fund’s investment objective is to provide a current income with the potential for capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	x.xx%
Distribution and Service (12b-1) Fees	x.xx%
Other Expenses	x.xx%
Acquired Fund Fees and Expenses(1)
(fees and expenses incurred directly by the Fund as a result of investment in shares of one or more Acquired Funds)	x.xx%
Total Annual Fund Operating Expenses	x.xx%
Expense Reimbursement(2)	x.xx%
Total Annual Fund Operating Expenses After Expense Reimbursement	x.xx%

(1)
“Acquired Fund Fees and Expenses” are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

(2)
Shelton Capital Management, the Fund’s investment advisor (the “Advisor”) has contractually agreed to waive a portion or all of its management fees and pay Fund expenses (excluding acquired fund fees and expenses, interest, taxes and extraordinary expenses) in order to limit the “Other Expenses” to x.xx% of average daily net assets of the Fund’s shares (referred to in this Fund Summary as the “Expense Reimbursement”). The Expense Reimbursement will remain in effect through at least xx/xx/xxxx, and may be terminated before that date only by the Board of Trustees (also referred to herein as the “Board”) of the Shelton XXXX Trust (the “Trust”). The Advisor may recoup any previously waived fees and paid expenses from the Fund pursuant to this agreement for three years from the date they were waived or paid. The Advisor’s ability to recoup any previously waived fees and paid expenses is subject to the Expense Reimbursement as in effect at the time such fees were waived or expenses were paid.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem all of your shares or continue to own all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Assuming redemption at the end of the period	$X,XXX	$X,XXX	$X,XXX	$X,XXX
Assuming no redemption at the end of the period	$X,XXX	$X,XXX	$X,XXX	$X,XXX

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. For the fiscal year ended XX/XX/XXXX, the Fund’s portfolio turnover rate was x% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund concentrates its investments in securities of issuers in the real estate industry (also referred to herein as “real estate securities”), including securities issued by real estate investments trusts (“REITs”) and REIT-like entities. The Fund invests substantially all (and under normal market conditions, at least 80%) of its net assets (plus any borrowings for investment purposes) in income producing real estate securities. The Advisor evaluates securities based primarily on the relative attractiveness of income and secondarily considers the potential for capital appreciation. The Advisor considers real estate securities to be securities issued by a company that (a) derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate, or (b) has at least 50% of its assets invested in such real estate. The Advisor plans to sell a security if, in the judgment of the portfolio managers, the security’s income potential has been compromised, an issuer’s fundamentals have deteriorated or may deteriorate or a more attractive investment opportunity is identified.

8

The Fund invests in both equity and debt securities, and invests to a substantial degree in securities issued by REITs. REITs are pooled investment vehicles that own interests in real estate, real-estate related loans or similar interests, and their revenue primarily consists of rent derived from owned, income-producing real estate properties and capital gains from the sale of such properties. A majority of the REITs in which the Fund invests are generally considered by the Advisor to be medium- or small-capitalization companies. The Fund will not invest in non-traded REITs that are sponsored, managed or distributed by affiliates of the Advisor.

Equity securities in which the Fund may invest include common and preferred stocks, convertible securities, rights and warrants to purchase common stock and depositary receipts. Although the Advisor anticipates that the Fund will invest a substantial portion of its assets in equity securities, the Fund may invest up to 100% of its net assets in debt securities of any maturity, duration or credit rating. Debt securities in which the Fund may invest include corporate debt obligations and commercial mortgage-backed securities (“CMBS”). Debt securities acquired by the Fund may also include high-yield debt securities (commonly referred to as “junk” bonds) issued or guaranteed by real estate companies or other companies. The Fund invests in securities across all market capitalization ranges.

The Fund invests significantly in foreign securities. The Fund invests (at least 40% of its net assets) in real estate securities of companies that are organized or located outside of the U.S. and that principally invest in non-U.S. markets. If the Advisor deems market conditions to be unfavorable, the Fund will invest at least 30% of its net assets in such non-U.S. companies. The Fund considers a company that derives at least 50% of its revenue from investments outside the U.S. or that has at least 50% of its assets invested outside of the U.S. as principally invested in non-U.S. markets.

Under normal market conditions, the Fund expects to have investments across different countries and regions, but in no less than three different countries, including the U.S. The non-U.S. companies in which the Fund invests may include those located or invested in emerging markets. Emerging markets are typically in countries that are in the process of industrialization and have lower gross national products than more developed countries. The Fund is not limited in the extent to which it may invest in companies located or invested in emerging markets.

The Advisor expects that a portion of the Fund’s investments in non-U.S. companies will be in the form of American Depositary Receipts (“ADRs”). An ADR is a negotiable certificate that evidences an ownership interest in American Depositary Shares, which, in turn, represent an interest in the shares of a non-U.S. company that has been deposited with a U.S. bank. ADRs trade in U.S. dollars and clear through U.S. settlement systems. The ADRs in which the Fund invests are listed on a U.S. stock exchange or traded over-the-counter in the U.S. The Fund may invest in “sponsored” and “unsponsored” ADRs. Sponsored ADRs are those in which the non-U.S. company enters into an agreement directly with the U.S. depositary bank to arrange for recordkeeping, forwarding of shareholder communications, payment of dividends and other services. An unsponsored ADR is setup without the cooperation of the non-U.S. company, and may be initiated by a broker-dealer wishing to establish a U.S. trading market.

To manage the Fund’s currency exposures stemming from its investments in foreign securities, the Fund may enter into foreign currency exchange contracts to gain or hedge currency exposure or control risk.

The Fund may invest up to 15% of its net assets in illiquid securities.

Principal Risks of Investing in the Fund

Investing in the Fund is subject to various risks, including the risk that you may receive little or no return on your investment, or you may lose all or part of it. By itself, the Fund does not constitute a balanced investment program. Before investing in the Fund you should consider carefully the following risks.

Real Estate Industry Concentration Risk.  The Fund concentrates its investments in real estate securities. As a result, the Fund’s portfolio is significantly impacted by the performance of the real estate market generally, and the Fund may be exposed to greater risk and experience higher volatility than would a more diversified portfolio. In particular, the value of the Fund’s shares will be impacted by factors generally affecting the value of real estate and the earnings of companies engaged in the real estate industry. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments. Real estate company prices also may drop because of the failure of borrowers to pay their loans or poor management, and residential developers, in particular, could be negatively impacted by falling home prices, slower mortgage origination and rising construction costs.

9

REIT Risk. In addition to the general risks associated with investments in the real estate industry discussed above, investing in REITs will subject the Fund to various risks. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. Changes in interest rates may make REIT shares less attractive than other income-producing investments. REITs could possibly fail to qualify for pass-through of income under applicable tax law. The market value of REIT shares, and the ability of REITs to distribute income, may be adversely affected by numerous factors, including, among others: rising interest rates, real estate taxes and costs; adverse changes in government regulation; changes in the national, state or local economic climates and real estate markets; and other factors beyond the control of REITs.Purchasing affiliated REITs may present certain actual or potential conflicts of interest. For example, the Fund may come into possession of material non-public information regarding affiliated REITs. The Fund is prohibited by legal and regulatory constraints, and internal policies and procedures, from using such inside information in trading. As a result, the Fund may be unable to buy or sell an affiliated REIT’s securities at opportune times or prices.

Foreign Securities Risk. Investments in foreign securities may be adversely affected by changes in currency exchange rates; decreased liquidity; increased volatility; economic, political and social developments; difficulty in enforcing obligations; and the imposition of foreign withholding taxes on income payable on the foreign securities. In addition, there may be less publicly-available information about foreign issuers than domestic issuers, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers. The risks associated with foreign securities can be expected to be greater for investments in emerging markets.

Depositary Receipts Risk. Depositary receipts involve many of the same risks as those associated with direct investments in foreign securities. A depositary receipt may be less liquid than the underlying security in its primary trading market. Holders of depositary receipts may receive limited or no shareholder communications, and may have limited or no voting rights. Investment restrictions in certain countries may adversely impact the value of depositary receipts and may cause securities of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts. Depositary receipts may be purchased through “sponsored” or “unsponsored” facilities. Holders of unsponsored depositary receipts generally bear all costs of such depositary receipts, and the depositary is frequently under no obligation to distribute shareholder communications provided by the underlying issuer or to pass through voting rights.

Emerging Markets Securities Risk.  Securities of companies located or invested in emerging markets may be more volatile than the securities of domestic issuers or the securities of foreign issuers located or invested in developed markets. The countries in which emerging markets are located often have less mature economies and government institutions. The economies of emerging markets are often heavily dependent on international trade, which may cause them to be adversely affected by trade barriers, foreign exchange controls and other protectionist measures implemented by foreign governments. Investments in emerging markets may be adversely affected by economic, political and social unrest, and are exposed to special risks, including expropriation, nationalization, confiscation, repatriation of invested capital, the imposition of investment restrictions and the lack of hedging positions. The securities and real estate markets of some emerging market countries have experienced substantial market disruptions and may do so in the future.

Currency Risk. Even though the Fund principally invests in non-U.S. markets, the Fund’s NAV is determined in U.S. dollars. As a result, the Fund’s NAV could decline if the currency of a non-U.S. market in which the Fund invests depreciates against the U.S. dollar and the Fund’s attempt to hedge currency exposure is unsuccessful. In addition, an increase in the value of the U.S. dollar against a foreign currency will reduce the value of a security denominated in that foreign currency, thereby decreasing the Fund’s NAV. Fluctuations in the exchange rates of currencies could affect a geographic region in which the Fund invests, causing an adverse impact on the Fund’s investments.

Currency Hedging Risk. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative used to hedge currency risk and its reference asset, and there can be no assurance that the Fund’s hedging transactions will be effective. Foreign currency forward contracts do not eliminate movements in the value of non-U.S. currencies and securities but rather allow the Fund to establish a fixed rate of exchange for a future point in time. Exchange rates may be volatile and may change quickly and unpredictably. In addition, the Fund’s currency exposure may not be fully-hedged at all times. The Fund may not be able to structure its hedging transactions as anticipated or its hedging transactions may not successfully reduce the currency risk included in the Fund’s portfolio.

Market Risk. An investment in the Fund is generally subject to market risk, including the possible loss of the entire principal amount invested. An investment in the Fund represents an indirect investment in the securities owned by the Fund. Like all financial instruments, the value of these securities may move up or down, sometimes rapidly and unpredictably. The value of your investment in the Fund at any point in time may be worth less than the value of your original investment, even after taking into account any reinvestment of dividends and distributions.

10

Medium- and Small-Capitalization Company Risk.  Many issuers of real estate securities are medium- or small-capitalization companies, many of which may be newly formed or have limited financial or managerial resources. The risks associated with these investments are generally greater than those associated with investments in the securities of larger, more-established companies. To the extent the Fund invests in medium- or small-capitalization companies, the Fund’s NAV may be more volatile when compared to investment companies that focus only on large-capitalization companies.

Common Stock Risk. While common stock has historically generated higher average returns than debt securities, common stock has also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of common stock held by the Fund. Also, the price of common stock is sensitive to general movements in the stock market. A drop in the stock market may depress the price of common stock held by the Fund.

Preferred Stock Risk. There are various risks associated with investing in preferred stock, including credit risk, liquidity risk, interest rate risk, deferral and omission of distributions, subordination to bonds and other debt securities in a company’s capital structure, limited liquidity, limited voting rights and special redemption rights.

Convertible Securities Risk. Investments in convertible securities generally entail less risk than investments in an issuer’s common stock because convertible securities rank senior to common stock in an issuer’s capital structure. The extent to which such risk is reduced depends in large part upon the degree to which the convertible security sells above its value as a fixed income security. Convertible securities are subordinate in rank to any senior debt obligations of an issuer, and, therefore, entail more risk than the issuer’s debt obligations. Convertible securities generally offer lower interest than non-convertible debt securities of similar credit quality due to the potential for capital appreciation and are often lower-rated securities.

Rights and Warrants Risk. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, and potential price fluctuations due to adverse market conditions or other factors. In addition, changes in a warrant’s value do not necessarily correspond to changes in the value of its underlying security, and the price of the warrant may be more volatile that the price of its underlying security. If a right or warrant is not exercised within a specified time period, it becomes worthless.

Debt Securities Risk. When the Fund invests in debt securities, the value of the Fund’s investment will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of debt securities. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Credit Risk. There is a risk that debt issuers will not make payments on the debt securities in which the Fund has invested, resulting in losses to the Fund. In addition, the credit quality of securities may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult to sell the security. Default, or the market’s perception that an issuer is likely to default, could reduce the value and liquidity of securities. In addition, default may cause the Fund to incur expenses in seeking recovery of principal or interest on its portfolio holdings.

High-Yield (“Junk”) Bond Risk. Compared to higher quality debt securities, high-yield bonds (commonly referred to as “junk” bonds) involve a greater risk of default or price changes due to changes in the credit quality of the issuer because they are generally unsecured and may be subordinated to other creditors’ claims. The values of junk bonds often fluctuate more in response to company, political, regulatory or economic developments than higher quality bonds. Their values can decline significantly over short periods of time or during periods of economic difficulty when the bonds could be difficult to value or sell at a fair price. Credit ratings on junk bonds do not necessarily reflect their actual market value.

Mortgage-Backed Securities Risk. The Fund may invest in mortgage-backed securities, which are subject to prepayment and call risk (i.e., the risks that the borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans). Faster prepayments often happen when interest rates are falling. As a result, the Fund may reinvest these early payments at lower interest rates, thereby reducing the Fund’s income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the security to lengthen in duration. Longer duration securities tend to be more volatile. Securities may be prepaid at a price less than the original purchase value. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages.

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Liquidity Risk. A security is considered to be illiquid if the Fund is unable to sell such security within seven days at the price at which the Fund values the security. A security may be deemed illiquid due to a lack of trading volume in the security or if the security is privately placed and not traded in any public market or is otherwise restricted from trading. The Fund may be unable to sell illiquid securities at the time or price it desires and could lose its entire investment in such securities. Further, certain restricted securities require special registration, liabilities and costs, and could be more difficult to value.

Non-Diversification Risk. The Fund is classified as a non-diversified management investment company under the 1940 Act. This means that the Fund may invest a greater portion of its assets in a limited number of issuers than would be the case if the Fund were classified as a diversified management investment company. The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund’s portfolio. Additionally, the Fund may be subject to greater risk, because the Fund’s performance may be more sensitive to any single economic, business, political, or regulatory occurrence than the value of shares of a diversified investment company.

Management Risk. The NAV of the Fund changes daily based on the performance of the securities in which the Fund invests. The Advisor’s judgments about the attractiveness, value and potential appreciation of particular real estate segment and securities in which the Fund invests may prove to be incorrect and may not produce the desired results.

Large Shareholder Risk. To the extent that shares of the Fund are held by large shareholders, the Fund is subject to the risk that these shareholders will redeem Fund shares in large amounts. These transactions could adversely affect the Fund if it is forced to sell portfolio securities to raise the cash that is necessary to satisfy shareholder redemption requests. This risk is particularly pronounced when one shareholder owns a substantial portion of the Fund.

Limited Operating History. The Fund has a limited history of operations for investors to evaluate. The Fund’s performance during its initial period of operations may not be replicated over longer periods and is not indicative of how the Fund will perform in the future.

Fund Performance

No performance information is presented because the Fund has less than a full calendar year of investment operations. Performance information gives investors some indication of the risk of an investment in the Fund by comparing the Fund’s performance with a broad measure of market performance. Updated performance information will be available at the Fund’s website, www.sheltoncap.com. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Management

Advisor.  Shelton Capital Management is the Fund’s investment advisor.

Portfolio Managers. Bill Smith, lead portfolio manager, and Greg Smith, portfolio manager, have team management responsibilities for the Fund. Mr. Smith has served as a portfolio manager of the Fund since the Fund commenced operations in XX/XX/XXXX. Mr. Smith has served as a portfolio manager of the Fund since XX/XX/XXXX.

Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Summary of Other Important Fund Information” on page XX.

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SHELTON REAL ESTATE INCOME FUND Ticker Symbol: XXXXX

Investment Objective
The Fund’s investment objective is to provide a current income with the potential for capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	x.xx%
Distribution and Service (12b-1) Fees	x.xx%
Other Expenses	x.xx%
Acquired Fund Fees and Expenses(1)
(fees and expenses incurred directly by the Fund as a result of investment in shares of one or more Acquired Funds)	x.xx%
Total Annual Fund Operating Expenses	x.xx%
Expense Reimbursement(2)	x.xx%
Total Annual Fund Operating Expenses After Expense Reimbursement	x.xx%

(3)
“Acquired Fund Fees and Expenses” are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

(4)
Shelton Capital Management, the Fund’s investment advisor (the “Advisor”) has contractually agreed to waive a portion or all of its management fees and pay Fund expenses (excluding acquired fund fees and expenses, interest, taxes and extraordinary expenses) in order to limit the “Other Expenses” to x.xx% of average daily net assets of the Fund’s shares (referred to in this Fund Summary as the “Expense Reimbursement”). The Expense Reimbursement will remain in effect through at least xx/xx/xxxx, and may be terminated before that date only by the Board of Trustees (also referred to herein as the “Board”) of the Shelton XXXX Trust (the “Trust”). The Advisor may recoup any previously waived fees and paid expenses from the Fund pursuant to this agreement for three years from the date they were waived or paid. The Advisor’s ability to recoup any previously waived fees and paid expenses is subject to the Expense Reimbursement as in effect at the time such fees were waived or expenses were paid.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem all of your shares or continue to own all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Assuming redemption at the end of the period	$X,XXX	$X,XXX	$X,XXX	$X,XXX
Assuming no redemption at the end of the period	$X,XXX	$X,XXX	$X,XXX	$X,XXX

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. For the fiscal year ended XX/XX/XXXX, the Fund’s portfolio turnover rate was x% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund concentrates its investments in real estate securities (i.e., securities of issuers in the real estate industry), including securities issued by REITs and REIT-like entities. The Fund invests substantially all (and under normal market conditions, at least 80%) of its net assets (plus any borrowings for investment purposes) in income producing real estate securities. The Advisor evaluates securities based primarily on the relative attractiveness of income and secondarily considers their potential for capital appreciation. The Advisor considers real estate securities to be securities issued by a company that (a) derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate, or (b) has at least 50% of its assets invested in such real estate. The Advisor plans to sell a security if, in the judgment of the portfolio managers, the security’s income potential has been compromised, an issuer’s fundamentals have deteriorated or may deteriorate or a more attractive investment opportunity is identified.

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The Fund invests in both equity and debt securities, and invests to a substantial degree in securities issued by REITs. REITs are pooled investment vehicles that own interests in real estate, real-estate related loans or similar interests, and their revenue primarily consists of rent derived from owned, income-producing real estate properties and capital gains from the sale of such properties. A majority of the REITs in which the Fund invests are generally considered by the Advisor to be medium- or small-capitalization companies. The Fund will not invest in non-traded REITs that are sponsored, managed or distributed by affiliates of the Advisor.

Equity securities in which the Fund may invest include common and preferred stocks, convertible securities, rights and warrants to purchase common stock and depositary receipts. Although the Advisor anticipates that the Fund will invest a substantial portion of its assets in equity securities, the Fund may invest up to 100% of its net assets in debt securities of any maturity, duration or credit rating. Debt securities in which the Fund may invest include corporate debt obligations and CMBS. Debt securities acquired by the Fund may also include high-yield debt securities (commonly referred to as “junk” bonds) issued or guaranteed by real estate companies or other companies. The Fund invests in securities across all market capitalization ranges.

The Fund may invest up to 15% of its net assets in illiquid securities.

Principal Risks of Investing in the Fund

An investment in the Fund is subject to various risks, including the risk that you may receive little or no return on your investment, or you may lose all or part of it. By itself, the Fund does not constitute a balanced investment program. Before investing in the Fund you should consider carefully the following risks.

Real Estate Industry Concentration Risk.  The Fund concentrates its investments in real estate securities. As a result, the Fund’s portfolio is significantly impacted by the performance of the real estate market generally, and the Fund may be exposed to greater risk and experience higher volatility than would a more diversified portfolio. In particular, the value of the Fund’s shares will be impacted by factors generally affecting the value of real estate and the earnings of companies engaged in the real estate industry. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments. Real estate company prices also may drop because of the failure of borrowers to pay their loans or poor management, and residential developers, in particular, could be negatively impacted by falling home prices, slower mortgage origination and rising construction costs.

REIT Risk. In addition to the general risks associated with investments in the real estate industry, investing in REITs will subject the Fund to various risks. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. Changes in interest rates may make REIT shares less attractive than other income-producing investments. REITs could possibly fail to qualify for pass-through of income under applicable tax law. The market value of REIT shares, and the ability of REITs to distribute income, may be adversely affected by numerous factors, including, among others: rising interest rates, real estate taxes and costs; adverse changes in government regulation; changes in the national, state or local economic climates and real estate markets; and other factors beyond the control of REITs.

Purchasing affiliated REITs may present certain actual or potential conflicts of interest for the Fund. For example, the Fund may come into possession of material non-public information regarding affiliated REITs. The Fund is prohibited by legal and regulatory constraints, and internal policies and procedures, from using such inside information in trading. As a result, the Fund may be unable to buy or sell an affiliated REIT’s securities at opportune times or prices.

Market Risk. An investment in the Fund is generally subject to market risk, including the possible loss of the entire principal amount invested. An investment in the Fund represents an indirect investment in the securities owned by the Fund. Like all financial instruments, the value of these securities may move up or down, sometimes rapidly and unpredictably. The value of your investment in the Fund at any point in time may be worth less than the value of your original investment, even after taking into account any reinvestment of dividends and distributions.

Medium- and Small-Capitalization Company Risk.  Many issuers of real estate securities are medium- or small-capitalization companies, many of which may be newly formed or have limited financial or managerial resources. The risks associated with these investments are generally greater than those associated with investments in the securities of larger, more-established companies. To the extent the Fund invests in medium- or small-capitalization companies, the Fund’s NAV may be more volatile when compared to investment companies that focus only on large-capitalization companies.

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Common Stock Risk. While common stock has historically generated higher average returns than debt securities, common stock has also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of common stock held by the Fund. Also, the price of common stock is sensitive to general movements in the stock market. A drop in the stock market may depress the price of common stock held by the Fund.

Preferred Stock Risk. There are various risks associated with investing in preferred stock, including credit risk, liquidity risk, interest rate risk, deferral and omission of distributions, subordination to bonds and other debt securities in a company’s capital structure, limited liquidity, limited voting rights and special redemption rights.

Convertible Securities Risk. Investments in convertible securities generally entail less risk than investments in an issuer’s common stock because convertible securities rank senior to common stock in an issuer’s capital structure. The extent to which such risk is reduced depends in large part upon the degree to which the convertible security sells above its value as a fixed income security. Convertible securities are subordinate in rank to any senior debt obligations of an issuer and, therefore, entail more risk than the issuer’s debt obligations. Convertible securities generally offer lower interest than non-convertible debt securities of similar credit quality due to the potential for capital appreciation and are often lower-rated securities.

Rights and Warrants Risk. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants and potential price fluctuations due to adverse market conditions or other factors. In addition, changes in a warrant’s value do not necessarily correspond to changes in the value of its underlying security, and the price of the warrant may be more volatile than the price of its underlying security. If a right or warrant is not exercised within a specified time period, it becomes worthless.

Foreign Securities Risk. Investments in foreign securities may be adversely affected by changes in currency exchange rates; decreased liquidity; increased volatility; economic, political and social developments; difficulty in enforcing obligations; and the imposition of foreign withholding taxes on income payable on the foreign securities. In addition, there may be less publicly-available information about foreign issuers than domestic issuers, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers. The risks associated with foreign securities can be expected to be greater for investments in emerging markets.

Depositary Receipts Risk. Depositary receipts involve many of the same risks as those associated with direct investments in foreign securities. A depositary receipt may be less liquid than the underlying security in its primary trading market. Holders of depositary receipts may receive limited or no shareholder communications, and may have limited or no voting rights. Investment restrictions in certain countries may adversely impact the value of the depositary receipts and may cause securities of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts. Depositary receipts may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the depositary and the underlying issuer. Conversely, a depositary may establish an unsponsored facility without participation by the underlying issuer. Holders of unsponsored depositary receipts generally bear all costs of such depositary receipts, and the depositary is frequently under no obligation to distribute shareholder communications provided by the underlying issuer or to pass through voting rights.

Debt Securities Risk. When the Fund invests in debt securities, the value of the Fund’s investment will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of debt securities. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Credit Risk. There is a risk that debt issuers will not make payments on the debt securities in which the Fund has invested, resulting in losses to the Fund. In addition, the credit quality of securities may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult to sell the security. Default, or the market’s perception that an issuer is likely to default, could reduce the value and liquidity of securities. In addition, default may cause the Fund to incur expenses in seeking recovery of principal or interest on its portfolio holdings.

High-Yield (“Junk”) Bond Risk. Compared to higher quality debt securities, high-yield bonds (commonly referred to as “junk” bonds) involve a greater risk of default or price changes due to changes in the credit quality of the issuer because they are generally unsecured and may be subordinated to other creditors’ claims. The values of junk bonds often fluctuate more in response to company, political, regulatory or economic developments than higher quality bonds. Their values can decline significantly over short periods of time or during periods of economic difficulty when the bonds could be difficult to value or sell at a fair price. Credit ratings on junk bonds do not necessarily reflect their actual market value.

Mortgage-Backed Securities Risk. The Fund may invest in mortgage-backed securities, which are subject to prepayment and call risk (i.e., the risks that the borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans). Faster prepayments often happen when interest rates are falling. As a result, the Fund may reinvest these early payments at lower interest rates, thereby reducing the Fund’s income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the security to lengthen in duration. Longer duration securities tend to be more volatile. Securities may be prepaid at a price less than the original purchase value. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages.

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Liquidity Risk. A security is considered to be illiquid if the Fund is unable to sell such security within seven days at the price at which the Fund values the security. A security may be deemed illiquid due to a lack of trading volume in the security or if the security is privately placed and not traded in any public market or is otherwise restricted from trading. The Fund may be unable to sell illiquid securities at the time or price it desires and could lose its entire investment in such securities. Further, certain restricted securities require special registration, liabilities and costs, and could be more difficult to value.

Non-Diversification Risk. The Fund is classified as a non-diversified management investment company under the 1940 Act. This means that the Fund may invest a greater portion of its assets in a limited number of issuers than would be the case if the Fund were classified as a diversified management investment company. The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund’s portfolio. Additionally, the Fund may be subject to greater risk, because the Fund’s performance may be more sensitive to any single economic, business, political, or regulatory occurrence than the value of shares of a diversified investment company.

Management Risk. The NAV of the Fund changes daily based on the value of the securities in which it invests. The Advisor’s judgments about the attractiveness, value and potential appreciation of particular real estate segment and securities in which the Fund invests may prove to be incorrect and may not produce the desired results.

Large Shareholder Risk. To the extent that shares of the Fund are held by large shareholders, the Fund is subject to the risk that these shareholders will redeem Fund shares in large amounts. These transactions could adversely affect the Fund if it is forced to sell portfolio securities to raise the cash that is necessary to satisfy shareholder redemption requests. This risk is particularly pronounced when one shareholder owns a substantial portion of the Fund.

Fund Performance
No performance information is presented because the Fund has less than a full calendar year of investment operations. Performance information gives investors some indication of the risk of an investment in the Fund by comparing the Fund’s performance with a broad measure of market performance. Updated performance information will be available at the Fund’s website, www.sheltoncap.com. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Management

Advisor. Shelton Capital Management is the Fund’s investment advisor.

Portfolio Managers. Greg Smith, lead portfolio manager, and Bill Smith, portfolio manager, have team management responsibilities for the Fund. Mr. Smith has served as a portfolio manager of the Fund since the Fund commenced operations in XX/XX/XXXX. Mr. Smith has served as a portfolio manager of the Fund since XX/XX/XXXX.

Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Summary of Other Important Fund Information” on page X.

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SUMMARY OF OTHER IMPORTANT FUND INFORMATION

Purchase and Sale of Fund Shares

The minimum initial investment in each Fund is $X. The minimum subsequent investment in each Fund is $X. The Fund reserves the right to waive these minimum amounts pursuant to agreements with financial intermediaries.

You may purchase, redeem or exchange shares of a Fund on any business day, which is any day the New York Stock Exchange (the “NYSE”) is open for business. Shares may be purchased or redeemed through your financial intermediary.

Tax Information

Dividends and capital gain distributions that you receive from a Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates. If you are investing through a retirement plan such as an IRA, or a tax-deferred account, the earnings on the account may be tax-deferred.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Funds through a broker-dealer or other financial intermediary (such as a bank), the Advisor or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial advisor to recommend a Fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION ABOUT THE FUNDS

SHELTON BDC INCOME FUND

Who Should Invest

The Shelton BDC Income Fund may be suitable for you if you are seeking:

•	a fund offering the potential for current income and capital appreciation;

•	exposure to dividend paying common stocks to your portfolio;

•	exposure to investments in BDCs;

•	liquidity and portfolio diversification; or

•	exposure to middle-market investments.

The Fund is designed for long-term investors and not as a trading vehicle. The Fund will take reasonable steps to identify and reject orders from market timers.

Investment Objective

The Fund’s investment objective is to provide a high level of income with the potential for capital appreciation. There can be no assurance, however, that the Fund will achieve its investment objective. The Fund may change its investment objective without shareholder approval, although it has no current intention to do so. Shareholders will be provided 60 days’ prior written notice of any change to the Fund’s investment objective.

Principal Investment Strategies of the Fund

The Fund’s principal investment strategies described in this Prospectus are the strategies that the Advisor believes are most likely to be important in achieving the Fund’s investment objective.

The Fund invests substantially all (and under normal market conditions, at least 80%) of its net assets (plus any borrowings for investment purposes) in common stocks and other equity securities of BDCs that are traded on one or more nationally recognized securities exchanges. The equity securities in which the Fund may invest consist of:

•	common stocks;

•	securities convertible into common stocks; and

•	preferred stocks

In addition, although the Fund typically invests in equity securities, the Fund may invest up to 20% of its net assets in debt securities of BDCs and other issuers of any maturity, duration or credit rating.

BDCs are publicly-held, closed-end investment funds that are regulated by the 1940 Act. BDCs primarily lend to or invest in private or thinly-traded companies. They also offer managerial assistance to the companies in which they invest. BDCs must adhere to various substantive regulatory requirements under the 1940 Act.
For example, the 1940 Act restricts the types of assets in which a BDC may invest (i.e., at least 70% of the BDC’s total assets must be “qualifying assets,” as defined in the 1940 Act). The 1940 Act also regulates how BDCs employ “leverage” (i.e., how BDCs use borrowed funds to make investments). Because the 1940 Act applies unique “coverage ratio” tests to BDCs, BDCs may incur more debt than other regulated closed-end investment companies. Specifically, on one hand, the total assets of a closed-end investment company (other than a BDC) must exceed the fund’s outstanding debt by at least 300%. On the other hand, the total assets of a BDC must exceed the BDC’s outstanding debt by only 200%, thereby allowing a BDC to employ more leverage than other regulated closed-end investment companies. Leverage magnifies the potential for gain and loss on amounts invested and, as a result, increases the risks associated with the securities of leveraged companies.

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Under the supervision of the Advisor, BDCA, evaluates equity securities primarily on the BDC’s or other issuer’s ability to sustain its current dividend and secondarily considers the potential for capital appreciation. BDCA Advisor intends to allocate the Fund’s assets among BDCs that, in its view, are paying attractive rates of distribution and appear capable of sustaining that distribution level over time. BDCA incorporates into its assessment, among other factors, dividend yield, price to book, financial operations, portfolio of investments and management quality. BDCA will also consider the amount of leverage employed by a BDC or other issuer before deciding to invest in its securities. In selecting securities for investment, BDCA generally seeks to invest in securities with relatively high distribution rates, and that it believes will continue to pay distributions at those rates for the foreseeable future. Distributions from such securities may consist of income, capital gains and/or return of capital and cannot be guaranteed to continue.

When selecting securities for the Fund, BDCA may utilize fundamental, technical and other related methodologies to determine the intrinsic value of a security. BDCA expects that it will sell a security if, in the judgment of the portfolio manager, the security’s income potential has been compromised, an issuer’s fundamentals have deteriorated or may deteriorate or a more attractive investment opportunity is identified.

The Fund may invest up to 15% of its net assets in illiquid securities.

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SHELTON GLOBAL REAL ESTATE INCOME FUND

Who Should Invest

The Global Real Estate Income Fund may be suitable for you if you are seeking:

•	a fund offering the potential for current income and capital appreciation;

•	to add exposure to real estate securities to your portfolio;

•	to add exposure to foreign investments to your portfolio;

•	a fund that may perform differently than a general stock or bond fund; or

•	liquidity in a real-estate related investment.

The Fund is designed for long-term investors and not as a trading vehicle. The Fund will take reasonable steps to identify and reject orders from market timers.

Investment Objective

The Fund’s investment objective is to provide current income with the potential for capital appreciation. There can be no assurance, however, that the Fund will achieve its investment objective. The Fund may change its investment objective without shareholder approval, although it has no current intention to do so. Shareholders will be provided 60 days’ prior written notice of any change to the Fund’s investment objective.

Principal Investment Strategies of the Fund

The Fund’s principal investment strategies described in this Prospectus are the strategies that the Advisor believes are most likely to be important in achieving the Fund’s investment objective.

The Advisor intends to allocate the Fund’s assets among real estate securities that, in the view of the Advisor, represent attractive investment opportunities. The Advisor evaluates securities based primarily on the relative attractiveness of income and secondarily considers the potential for capital appreciation. The Advisor seeks to allocate the Fund’s assets such that the Fund may benefit from the performance of various sectors of the real estate market. In selecting securities for investment, the Advisor assesses the likely risks and returns of the different alternative investment opportunities and evaluates the potential correlation among the investments under consideration. The Advisor generally seeks to invest in securities for which the expected risk-adjusted yields are determined to be attractive and that are likely to have low correlations among each other and with the broader securities markets. When determining an asset allocation, the Advisor may utilize fundamental, technical and other related methodologies to determine the intrinsic value of an underlying security. The Advisor may strategically rebalance its investment strategies according to the current market conditions, but will remain true to its fundamental analysis with respect to real estate asset class and diversification across sector risk over time. The Advisor manages investments with a long-term view while being mindful of the historical context of the markets. The Advisor plans to sell a security if, in the judgment of the portfolio managers, the security’s income potential has been compromised, an issuer’s fundamentals have deteriorated or may deteriorate or a more attractive investment opportunity is identified.

The following are the Fund’s principal investment strategies:

Real Estate Securities. The Fund concentrates its investments in real estate securities. For purposes of the Fund’s investment policies, a “real estate security” is a security issued by a real estate company, which the Fund considers to be a company that either:

•	derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate and land; or

•	has at least 50% of its assets invested in such real estate.

The Fund invests substantially all (and under normal market conditions, at least 80%) of its net assets (plus any borrowings for investment purposes) in income producing real estate securities, including securities issued by REITs and REIT-like entities.

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The securities in which the Fund invests consist of:

•	common stocks;

•	foreign securities;

•	ADRs;

•	rights or warrants to purchase common stocks;

•	securities convertible into common stocks for which the conversion feature represents, in the Advisor’s view, a significant element of the securities’ value;

•	preferred stocks;

•	corporate debt obligations, including high-yield debt securities (commonly referred to as “junk” bonds); and

•	CMBS.

The Fund invests in securities across all market capitalization ranges. Although the Advisor anticipates that the Fund will invest a substantial portion of its assets in equity securities, the Fund may invest up to 100% of its net assets in debt securities of any maturity, duration or credit rating.

The Fund may invest up to 15% of its net assets in illiquid securities.

REITs. The Fund invests in both equity and debt securities, and invests to a substantial degree in securities issued by REITs. REITs are pooled investment vehicles that own interests in real estate, real-estate related loans or similar investments, and their revenue primarily consists of rent derived from owned, income-producing real estate properties and capital gains from the sale of such properties. REITs can be classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest primarily in real property and earn rental income from leasing those properties. They may also realize gains or losses from the sale of such properties. Mortgage REITs invest primarily in mortgages and similar real estate interests and receive interest payments from the owners of the mortgaged properties. Hybrid REITs invest both in real property and in mortgages. A majority of the REITs in which the Fund invests are generally considered by the Advisor to be medium- or small-capitalization companies. The Fund will not invest in non-traded REITs that are sponsored, managed or distributed by affiliates of the Advisor.

Distributions received by the Fund from REITs may consist of dividends, capital gains and/or return of capital. A REIT organized in the U.S. generally are is not taxed on income distributed to shareholders so long as it meets certain tax-related requirements, including the requirement that it distribute substantially all of its taxable income to its shareholders (other than net capital gains for each taxable year). Foreign REITs and REIT-like entities are organized outside of the U.S., but similarly operate and receive similar tax treatment. As REITs generally pay a higher rate of dividends than most operating companies, to the extent application of the Fund’s investment strategy results in the Fund investing in REIT shares, the percentage of the Fund’s dividend income received from REIT shares will likely exceed the percentage of the Fund’s portfolio that is comprised of REIT shares.

The Fund will not invest in non-traded REITs that are sponsored, managed or distributed by affiliates of the Advisor.

Foreign Securities. The Fund invests significantly in foreign securities. The Fund invests (at least 40% of its net assets) in real estate securities of companies that are organized or located outside of the U.S. and that principally invest in non-U.S. markets. If the Advisor deems market conditions to be unfavorable, the Fund will invest at least 30% of its net assets in such non-U.S. companies. The Fund considers a company that derives at least 50% of its revenue from investments outside of the U.S. or that has at least 50% of its assets invested outside of the U.S. as principally invested in non-U.S. markets. The Fund considers a company to be located outside of the U.S. if it is operated, headquartered or otherwise substantially present in a country other than the U.S.

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Under normal market conditions, the Fund expects to have investments across different countries and regions, but in no less than three different countries, including the U.S. The non-U.S. companies in which the Fund invests may include those located or invested in emerging markets. Emerging markets are typically in countries that are in the process of industrialization and have lower gross national products than more developed countries. The Fund is not limited in the extent to which it may invest in companies located or invested in emerging markets.

To manage the Fund’s currency exposures stemming from its investments in foreign securities, the Fund may enter into foreign currency exchange contracts to gain or hedge currency exposure or control risk.

ADRs. The Advisor expects that a portion of the Fund’s investments in non-U.S. companies will be in the form of ADRs. An ADR is a negotiable certificate that evidences an ownership interest in American Depositary Shares, which, in turn, represent an interest in the shares of a non-U.S. company that has been deposited with a U.S. bank. ADRs trade in U.S. dollars and clear through U.S. settlement systems. The ADRs in which the Fund invests are listed on a U.S. stock exchange or traded over-the-counter in the U.S. The Fund may invest in “sponsored” and “unsponsored” ADRs. Sponsored ADRs are those in which the non-U.S. company enters into an agreement directly with the U.S. depositary bank to arrange for recordkeeping, forwarding of shareholder communications, payment of dividends and other services. An unsponsored ADR is setup without the cooperation of the non-U.S. company and may be initiated by a broker-dealer wishing to establish a U.S. trading market.

Preferred Stocks. The Fund may invest in preferred stocks. Preferred stock is a security that pays dividends at a specified rate and generally has a preference over common stock in the payment of dividends and the liquidation of assets. This means that an issuer must generally pay dividends on its preferred stock prior to paying dividends on its common stock. In addition, in the event a company is liquidated, preferred shareholders generally must be fully repaid on their investments before common shareholders can receive any money from the company. Preferred shareholders, however, usually have no right to vote for a company’s directors or on other corporate matters. Preferred stock pays a fixed stream of income to investors, and this income stream is a primary source of the long-term investment return on preferred stocks. Preferred stock shares many investment characteristics with debt securities.

Convertible Securities. A convertible security shares features of both equity and debt securities. A convertible security is generally a debt security or preferred stock that may be converted within a specified period of time into common stock of the same or a different issuer. By investing in convertible securities, the Fund seeks the opportunity to participate in the capital appreciation of the underlying security, while at the same time relying on the fixed income aspect of the convertible securities to provide current income and reduced price volatility, which can limit the risk of loss in a down equity market.

Rights and Warrants. Warrants give the Fund the right to buy stock. The warrant specifies the amount of underlying stock, the purchase (or exercise) price and the date the warrant expires. Rights are similar to warrants, but normally have a shorter duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Debt Securities. The Fund may invest in debt securities issued by U.S. and non-U.S. companies, including U.S. dollar-denominated debt obligations issued or guaranteed by U.S. companies and CMBS. Such debt obligations include, among others, bonds, notes, debentures and variable rate demand notes, with the primary difference being their maturities and secured or unsecured status. Such debt securities are issued by businesses to finance their operations. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity.

CMBS. The Fund may invest in convertible mortgage bonds and CMBS. CMBS are bonds that evidence interests in, or are secured by, a single commercial mortgage loan or a pool of commercial mortgage loans.

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SHELTON REAL ESTATE INCOME FUND

Who Should Invest

The Real Estate Income Fund may be suitable for you if you are seeking:

•	a fund offering the potential for current income and capital appreciation;

•	to add exposure to real estate securities to your portfolio;

•	a fund that may perform differently than a general stock or bond fund; or

•	liquidity in a real-estate related investment.

The Fund is designed for long-term investors and not as a trading vehicle. The Fund will take reasonable steps to identify and reject orders from market timers.

Investment Objective

The Fund’s investment objective is to provide current income with the potential for capital appreciation. There can be no assurance, however, that the Fund will achieve its investment objective. The Fund may change its investment objective without shareholder approval, although it has no current intention to do so. Shareholders will be provided 60 days’ prior written notice of any change to the Fund’s investment objective.

Principal Investment Strategies of the Fund

The Fund’s principal investment strategies described in this Prospectus are the strategies that the Advisor believes are most likely to be important in achieving the Fund’s investment objective.

The Advisor intends to allocate the Fund’s assets among real estate securities that, in the view of the Advisor, represent attractive investment opportunities. The Advisor evaluates securities based primarily on the relative attractiveness of income and secondarily considers the potential for capital appreciation. The Advisor seeks to allocate the Fund’s assets such that the Fund may benefit from the performance of various sectors of the real estate market. In selecting securities for investment, the Advisor assesses the likely risks and returns of the different alternative investment opportunities and evaluates the potential correlation among the investments under consideration. The Advisor generally seeks to invest in securities for which the expected risk-adjusted yields are determined to be attractive and are likely to have low correlations among each other and with the broader securities markets. When determining an asset allocation, the Advisor may utilize fundamental, technical and other related methodologies to determine the intrinsic value of an underlying security. The Advisor may strategically rebalance its investment strategies according to the current market conditions, but will remain true to its fundamental analysis with respect to real estate asset Class Xnd diversification across sector risk over time. The Advisor manages investments with a long-term view while being mindful of the historical context of the markets. The Advisor plans to sell a security if, in the judgment of the portfolio managers, the security’s income potential has been compromised, an issuer’s fundamentals have deteriorated or may deteriorate or a more attractive investment opportunity is identified.

The following are the Fund’s principal investment strategies:

Real Estate Securities. The Fund concentrates its investments in real estate securities. For purposes of the Fund’s investment policies, a “real estate security” is a security issued by a real estate company, which the Fund considers to be a company that either:

•	derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate and land; or

•	has at least 50% of its assets invested in such real estate.

The Fund invests substantially all (and under normal market conditions, at least 80%) of its net assets (plus any borrowings for investment purposes) in income producing real estate securities, including securities issued by REITs and REIT-like entities.

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The securities in which the Fund invests consist of:

•	common stocks;

•	rights or warrants to purchase common stocks;

•	foreign securities through investments in depositary receipts;

•	securities convertible into common stocks where the conversion feature represents, in the Advisor’s view, a significant element of the securities’ value;

•	preferred stocks;

•	corporate debt obligations, including high-yield debt securities (commonly referred to as “junk” bonds); and

•	CMBS.

The Fund may invest in securities across all market capitalization ranges. Although the Advisor anticipates that the Fund will invest a substantial portion of its assets in equity securities, the Fund may invest up to 100% of its net assets in debt securities of any maturity, duration or credit rating.

The Fund may invest up to 15% of its net assets in illiquid securities.

REITs. The Fund invests in both equity and debt securities, and invests to a substantial degree in securities issued by REITs. REITs are pooled investment vehicles that own interests in real estate, real-estate related loans or similar interests, and their revenue primarily consists of rent derived from owned, income-producing real estate properties and capital gains from the sale of such properties. REITs can be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest primarily in real property and earn rental income from leasing those properties. They may also realize gains or losses from the sale of such properties. Mortgage REITs invest primarily in mortgages and similar real estate interests and receive interest payments from the owners of the mortgaged properties. Hybrid REITs invest both in real property and in mortgages. A majority of the REITs in which the Fund invests are generally considered by the Advisor to be medium- or small-capitalization companies. The Fund will not invest in non-traded REITs that are sponsored, managed or distributed by affiliates of the Advisor.

Distributions received by the Fund from REITs may consist of dividends, capital gains and/or return of capital. A REIT organized in the U.S. is generally not taxed on income distributed to shareholders so long as it meets certain tax-related requirements, including the requirement that it distribute substantially all of its taxable income to its shareholders (other than net capital gains for each taxable year). Foreign REITs and REIT-like entities are organized outside of the U.S., but similarly operate and receive similar tax treatment. As REITs generally pay a higher rate of dividends than most operating companies, to the extent application of the Fund’s investment strategy results in the Fund investing in REIT shares, the percentage of the Fund’s dividend income received from REIT shares will likely exceed the percentage of the Fund’s portfolio that is comprised of REIT shares.

The Fund will not invest in non-traded REITs that are sponsored, managed or distributed by affiliates of the Advisor.

Preferred Stocks. The Fund may invest in preferred stocks. Preferred stock is a security that pays dividends at a specified rate and generally has a preference over common stock in the payment of dividends and the liquidation of assets. This means that an issuer must generally pay dividends on its preferred stock prior to paying dividends on its common stock. In addition, in the event a company is liquidated, preferred shareholders generally must be fully repaid on their investments before common shareholders can receive any money from the company. Preferred shareholders, however, usually have no right to vote for a company’s directors or on other corporate matters. Preferred stock pays a fixed stream of income to investors, and this income stream is a primary source of the long-term investment return on preferred stocks. Preferred stock shares many investment characteristics with debt securities.

Convertible Securities. A convertible security shares features of both equity and debt securities. A convertible security is generally a debt security or preferred stock that may be converted within a specified period of time into common stock of the same or a different issuer. By investing in convertible securities, the Fund seeks the opportunity to participate in the capital appreciation of the underlying security, while at the same time relying on the fixed income aspect of the convertible securities to provide current income and reduced price volatility, which can limit the risk of loss in a down equity market.

Rights and Warrants. Warrants give the Fund the right to buy stock. The warrant specifies the amount of underlying stock, the purchase (or exercise) price and the date the warrant expires. Rights are similar to warrants, but normally have a shorter duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

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Foreign Securities. The Fund may invest in real estate securities of companies that are organized or located outside of the U.S. and that invest in non-U.S. markets. The Fund considers a company that derives at least 50% of its revenue from investments outside the U.S. or that has at least 50% of its assets invested outside of the U.S. as principally invested in non-U.S. markets. The Fund considers a company to be located outside of the U.S. if it is operated, headquartered or otherwise substantially present in a country other than the U.S.

Depositary Receipts. The Fund’s investments in non-U.S. companies will be in the form of depositary receipts. A depositary receipt is a negotiable certificate that evidences an ownership interest in depositary shares, which, in turn, represent an interest in the shares of a non-U.S. company that has been deposited with a depositary bank. The Fund may invest in “sponsored” and “unsponsored” depositary receipts. Sponsored depositary receipts are those in which the non-U.S. company enters into an agreement directly with the depositary bank to arrange for recordkeeping, forwarding of shareholder communications, payment of dividends and other services. An unsponsored depositary receipt is set up without the cooperation of the non-U.S. company and may be initiated by a broker-dealer wishing to establish a trading market.

Debt Securities. The Fund may invest in debt securities issued by U.S. and non-U.S. companies, including U.S. dollar-denominated debt obligations issued or guaranteed by U.S. companies and CMBS. Such debt obligations include, among others, bonds, notes, debentures and variable rate demand notes, with the primary difference being their maturities and secured or unsecured status. Such debt securities are issued by businesses to finance their operations. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity.

CMBS. The Fund may invest in convertible mortgage bonds and CMBS. CMBS are bonds that evidence interests in, or are secured by, a single commercial mortgage loan or a pool of commercial mortgage loans.

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ADDITIONAL INFORMATION ABOUT PRINCIPAL RISKS

Investing in the Funds is subject to various risks. You may receive little or no return on your investment or you may lose all or part of it. No Fund by itself constitutes a balanced investment program. Before investing in a Fund you should consider carefully the risks of investing. There may be additional risks that the Funds do not currently foresee or consider material. You may wish to consult with your legal and tax advisors before deciding whether to invest in a Fund. The risks identified below are the principal risks of investing in a Fund. The Fund Summary section for each Fund and the matrix below lists the principal risks applicable to that Fund.

	BDC Income Fund	Global Real Estate Income Fund	Real Estate Income Fund
BDC Risk	X
Common Stock Risk	X	X	X
Convertible Securities Risk	X	X	X
Credit Risk	X	X	X
Credit Risk of Underlying Investments	X
Currency Hedging Risk		X
Currency Risk		X
Debt Securities Risk	X	X	X
Depositary Securities Risk		X	X
Emerging Markets Securities Risk		X
Foreign Securities Risk		X	X
High-Yield (“Junk”) Bond Risk	X	X	X
Investment in Other Investment Companies Risk	X
Large Shareholder Risk	X	X	X
Limited Operating History	X	X
Liquidity Risk	X	X	X
Management Risk	X	X	X
Market Risk	X	X	X
Medium- and Small-Capitalization Company Risk	X	X	X
Mortgage-Backed Securities Risk		X	X
Non-Diversification Risk	X	X	X
Preferred Stock Risk	X	X	X
Real Estate Industry Concentration Risk		X	X
REIT Risk		X	X
Rights and Warrants Risk		X	X

BDC Risk. To the extent that a Fund invests in BDCs, that Fund’s portfolio will be significantly affected by the performance of the BDCs in which the Fund invests and the performance of such BDCs’ portfolio companies, as well as the overall economic environment. The Fund may also be exposed to greater risk and experience higher volatility than would a portfolio that did not invest in BDCs.

BDCs primarily invest in privately-held and thinly-traded companies. These types of portfolio companies are generally considered to be below investment grade, and the debt securities of those companies, in turn, are often referred to as “high-yield” or “junk.” The revenues, income (or losses) and valuations of these companies can, and often do, fluctuate suddenly and dramatically, and they face considerable risk of loss. In addition, the fair value of a BDC’s investment in privately-held or thinly-traded companies often is not readily determinable. Although each BDC’s board of directors is responsible for determining the fair value of these securities, the uncertainty regarding fair value may adversely affect the determination of the BDC’s NAV. This could cause a Fund’s investments in a BDC to be inaccurately valued. BDCs often borrow funds to make investments and, as a result, are exposed to the risks of leverage. Leverage magnifies the potential loss on amounts invested and therefore increases the risks associated with an investment in a leveraged BDC’s securities. Leverage is generally considered a speculative investment technique. Further, BDCs’ management fees, which are generally higher than the management fees charged to other funds, are normally payable on gross assets, including those assets acquired through the use of leverage. This may give a BDC’s investment advisor a financial incentive to incur leverage.

Common Stock Risk. While common stock has historically generated higher average returns than debt securities, common stock has also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of common stock held by a Fund. Also, the price of common stock is sensitive to general movements in the stock market. A drop in the stock market may depress the price of common stock held by a Fund.

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Convertible Securities Risk. Investments in convertible securities generally entail less risk than investments in an issuer’s common stock because convertible securities rank senior to common stock in an issuer’s capital structure. The extent to which such risk is reduced depends in large part upon the degree to which the convertible security sells above its value as a fixed-income security. Convertible securities are subordinate in rank to any senior debt obligations of an issuer, and, therefore, entail more risk than the issuer’s debt obligations. Convertible securities generally offer lower interest than non-convertible debt securities of similar credit quality due to the potential for capital appreciation and are often lower-rated securities.

Credit Risk. There is a risk that debt issuers will not make payments on the debt securities in which a Fund has invested, resulting in losses to the Fund that invests in debt securities. In addition, the credit quality of securities may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of a Fund. Lower credit quality also may affect liquidity and make it difficult to sell the security. Default, or the market’s perception that an issuer is likely to default, could reduce the value and liquidity of securities. In addition, default may cause a Fund to incur expenses in seeking recovery of principal or interest on its portfolio holdings.

Credit Risk of Underlying Investments. To the extent a Fund invests in BDCs, the Fund is indirectly exposed to the credit risk associated with the debt investments of the BDCs in which the Fund invests. BDCs invest in small companies in the initial stages of development. The types of portfolio companies in which BDCs invest are generally considered to be below investment grade, and the debt securities of those companies, in turn, are often referred to as “high-yield” or “junk.” There is an increased risk that such a portfolio company will fail to make payments on its debts as compared to more developed companies. If a portfolio company fails to make payments to a BDC, the BDC’s performance could be negatively affected and, to the extent that a Fund invests in the BDC, the value of the Fund’s investment in the BDC may be negatively affected as well.

Currency Hedging Risk. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative used to hedge currency risk and its reference asset, and there can be no assurance that a Fund’s hedging transactions will be effective. Foreign currency forward contracts do not eliminate movements in the value of non-U.S. currencies and securities but rather allow a Fund to establish a fixed rate of exchange for a future point in time. Exchange rates may be volatile and may change quickly and unpredictably. In addition, a Fund’s currency exposure may not be fully-hedged at all times. A Fund may not be able to structure its hedging transactions as anticipated or its hedging transactions may not successfully reduce the currency risk included in the Fund’s portfolio.

Currency Risk. Each Fund’s NAV is determined in U.S. dollars. To the extent that a Fund invests in non-U.S. markets, the Fund’s NAV could decline if the currency of a non-U.S. market in which the Fund invests depreciates against the U.S. dollar and the Fund’s attempt to hedge currency exposure is unsuccessful. In addition, an increase in the value of the U.S. dollar against a foreign currency will reduce the value of a security denominated in that foreign currency, thereby decreasing the Fund’s NAV. Fluctuations in the exchange rates of currencies could affect a geographic region in which the Fund invests, causing an adverse impact on the Fund’s investments.

Debt Securities Risk. When a Fund invests in debt securities, the value of the Fund’s investment will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of debt securities. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Depositary Receipts Risk. A Fund that invests in depositary receipts is exposed to many of the same risks as those associated with direct investments in foreign securities. A depositary receipt may be less liquid than the underlying security in its primary trading market. Holders of depositary receipts may receive limited or no shareholder communications, and may have limited or no voting rights. Investment restrictions in certain countries may adversely impact the value of depositary receipts and may cause securities of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts. Depositary receipts may be purchased through “sponsored” or “unsponsored” facilities. Holders of unsponsored depositary receipts generally bear all costs of such depositary receipts, and the depositary is frequently under no obligation    to distribute shareholder communications provided by the underlying issuer or to pass through voting rights.

Emerging Markets Securities Risk.  Securities of companies located or invested in emerging markets may be more volatile than the securities of domestic issuers or the securities of foreign issuers located or invested in developed markets. The countries in which emerging markets are located often have less mature economies and government institutions. The economies of emerging markets are often heavily dependent on international trade, which may cause them to be adversely affected by trade barriers, foreign exchange controls and other protectionist measures implemented by foreign governments. Investments in emerging markets may be adversely affected by economic, political and social unrest, and are exposed to special risks, including expropriation, nationalization, confiscation, repatriation of invested capital, the imposition of investment restrictions and the lack of hedging positions. The securities and real estate markets of some emerging market countries have experienced substantial market disruptions and may do so in the future.

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Foreign Securities Risk. Investments in foreign securities may be adversely affected by changes in currency exchange rates; decreased liquidity; increased volatility; economic, political and social developments; difficulty in enforcing obligations; and the imposition of foreign withholding taxes on income payable on the foreign securities. In addition, there may be less publicly-available information about foreign issuers than domestic issuers, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers. The risks associated with foreign securities can be expected to be greater for investments in emerging markets.

High-Yield (“Junk”) Bond Risk. Compared to higher quality debt securities, high-yield bonds (commonly referred to as “junk” bonds) involve a greater risk of default or price changes due to changes in the credit quality of the issuer because they are generally unsecured and may be subordinated to other creditors’ claims. The values of junk bonds often fluctuate more in response to company, political, regulatory or economic developments than higher quality bonds. Their values can decline significantly over short periods of time or during periods of economic difficulty when the bonds could be difficult to value or sell at a fair price. Credit ratings on junk bonds do not necessarily reflect their actual market value.

To the extent that a Fund invests in BDCs, the Fund is indirectly exposed to the credit risks associated with such BDCs’ debt investments. The portfolio companies in which BDCs invest are generally considered to be below investment grade, and the debt securities of those companies, in turn, are often referred to as high-yield or junk. In addition, debt securities issued by a BDC may also be considered to be non-investment grade or junk.

Investment in Other Investment Companies Risk. A Fund’s investment in other investment companies may subject the Fund indirectly to the underlying risks of those investment companies. The Fund also will bear its share of each underlying investment company’s fees and expenses, which are in addition to the Fund’s own fees and expenses. Shares of an investment company may trade at prices that reflect a premium above or a discount below NAV, and such premium or discount may be substantial. If an investment company’s shares are purchased by a Fund at a premium to NAV, the premium may not exist when those shares are sold, and the Fund could incur a loss.

In addition, to the extent that a Fund invests in BDCs, the Fund’s acquired fund fees and expenses may be impacted by the BDC’s contractual arrangements with service providers. BDCs, like other investment companies, are often parties to contractual agreements under which a BDC’s investment advisor or another third-party agrees to waive fees or pay a portion of the BDC’s expenses. Once the contract terminates or ends, the BDC’s expenses may increase and, as a result, the acquired fund fees and expenses paid by the Fund’s shareholders may increase as well. Moreover, the acquired fund fees and expenses paid by the Fund’s shareholders may increase further if the BDC’s investment advisor or another third-party seeks to recoup any previously waived fees or paid expenses.

Large Shareholder Risk. To the extent that shares of a Fund are held by large shareholders, the Fund is subject to the risk that these shareholders will redeem Fund shares in large amounts. These transactions could adversely affect the Fund if it is forced to sell portfolio securities to raise the cash that is necessary to satisfy shareholder redemption requests. This risk is particularly pronounced when one shareholder owns a substantial portion of the Fund.

Limited Operating History. If a Fund is new, the Fund has a limited history of operations for investors to evaluate. A Fund’s performance during its initial period of operations may not be replicated over longer periods and is not indicative of how the Fund will perform in the future.

Liquidity Risk. A security is considered to be illiquid if a Fund is unable to sell such security within seven days at the price at which the Fund values the security. A security may be deemed illiquid due to a lack of trading volume in the security or if the security is privately placed and not traded in any public market or is otherwise restricted from trading. A Fund may be unable to sell illiquid securities at the time or price it desires and could lose its entire investment in such securities. Further, certain restricted securities require special registration, liabilities and costs, and could be more difficult to value.

Management Risk. The NAV of each Fund changes daily based on the performance of the securities in which the Fund invests. The Advisor’s (or, in the case of the Shelton BDC Income Fund, BDCA Advisor’s) judgments about the attractiveness, value and potential appreciation of particular securities or industry segment may prove to be incorrect and may not produce the desired results.

Market Risk. An investment in a Fund is generally subject to market risk, including the possible loss of the entire principal amount invested. An investment in a Fund represents an indirect investment in the securities owned by the Fund. Like all financial instruments, the value of these securities may move up or down, sometimes rapidly and unpredictably. The value of your investment in a Fund at any point in time may be worth less than the value of your original investment, even after taking into account any reinvestment of dividends and distributions.

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Medium- and Small-Capitalization Company Risk. Medium- and small-capitalization companies may be newly formed or have limited product lines, distribution channels or financial or managerial resources. Exposure to medium- and small-capitalization companies may cause a Fund’s NAV to be more volatile compared to investment companies that focus only on large-capitalization companies. Generally, securities of medium- and small-capitalization companies are more likely to experience sharper swings in market values or less liquid markets, in which it may be more difficult to sell at favorable times and at favorable prices. Compared to large companies, smaller companies are more likely to have less publicly-available information, fewer capital resources, more limited management depth and shorter operating histories. Further, the equity securities of smaller companies are often traded over-the-counter and generally experience a lower trading volume than is typical for securities that are traded on a national securities exchange. Consequently, a Fund that invests in these securities may be required to dispose of them over a longer period of time (and potentially at less favorable prices) than would be the case for securities of larger companies, offering greater potential for gains and losses and associated tax consequences.

Mortgage-Backed Securities Risk. Mortgage-backed securities are subject to prepayment or call risk (i.e., the risks that the borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. Faster prepayments often happen when interest rates are falling. As a result, a Fund may reinvest these early payments at lower interest rates, thereby reducing the Fund’s income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the security to lengthen in duration. Longer duration securities tend to be more volatile. Securities may be prepaid at a price less than the original purchase value. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to a Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments and the ability of a property to attract and retain tenants. CMBS may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Non-Diversification Risk. Each Fund is classified as a non-diversified management investment company under the 1940 Act. This means that each Fund may invest a greater portion of its assets in a limited number of issuers than would be the case if the Fund were classified as a diversified management investment company. The value of each Fund may decrease in response to the activities and financial prospects of an individual security in the Fund’s portfolio. Additionally, each Fund may be subject to greater risk, because the Fund’s performance may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company.

Preferred Stock Risk. There are various risks associated with investing in preferred stock, including credit risk, liquidity risk, interest rate risk, deferral and omission of distributions, subordination to bonds and other debt securities in a company’s capital structure, limited liquidity, limited voting rights and special redemption rights.

Real Estate Industry Concentration Risk. To the extent a Fund concentrates its investments in real estate securities, the Fund’s portfolio is significantly impacted by the performance of the real estate market generally, and the Fund may be exposed to greater risk and experience higher volatility than would a more diversified portfolio. The value of investments in the real estate industry may go through cycles of relative under-performance and over-performance in comparison to the broader securities markets. The value of the Fund’s shares will be affected by factors generally affecting the real estate industry, including, among others: changes in general economic and market conditions; falling property values; declining rents; risks related to local economic conditions, overbuilding, development and increased competition; increases in property taxes and operating expenses; changes in local laws or regulations; casualty and condemnation losses; variations in rental income, neighborhood values and the appeal of property to tenants; the availability of financing; and changes in interest rates. The value of real estate companies also may drop because of poor management or the failure of borrowers to pay their loans, and residential developers, in particular, could be negatively impacted by falling home prices, slower mortgage origination and rising construction costs.

REIT Risk. A Fund that invests in REITs will be subject various risks associated with REITs. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. Changes in interest rates may make REIT shares less attractive than other income-producing investments. REITs could possibly fail to qualify for pass-through of income under applicable tax law. The market value of REIT shares, and the ability of REITs to distribute income, may be adversely affected by numerous factors. Equity REITs will be affected by conditions in the real estate rental market and by changes in the value of the properties they own. Mortgage REITs will be affected by changes in creditworthiness of borrowers and changes in interest rates. Hybrid REITs will be subject to the risks of both equity and mortgage REITs. In particular, factors that may adversely affect the value of REIT shares include, among others: rising interest rates, real estate taxes, operating expenses, maintenance costs, insurance costs and the costs of complying with the Americans with Disabilities Act, environmental laws and other government regulations; adverse changes in zoning laws, other government regulation and fiscal policies; increased competition; perceptions of prospective tenants; the ability of real estate companies to provide adequate management; changes in the national, state or local economic climates and real estate markets; and other factors beyond the control of REITs. Various factors may adversely affect a borrower’s or a lessee’s ability to meet its obligations to a REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

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To the extent that a Fund invests in REITs, purchasing affiliated REITs may present certain actual or potential conflicts of interest. For example, the Fund may come into possession of material non-public information regarding affiliated REITs. The Fund is prohibited by legal and regulatory constraints, and internal policies and procedures, from using such inside information in trading. As a result, the Fund may be unable to buy or sell an affiliated REIT’s securities at opportune times or prices.

Rights and Warrants Risk. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, and potential price fluctuations due to adverse market conditions or other factors. In addition, changes in a warrant’s value do not necessarily correspond to changes in the value of its underlying security and the price of the warrant may be more volatile that the price of its underlying security. If a right or warrant is not exercised within a specified time period, it becomes worthless.

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ADDITIONAL INVESTMENT STRATEGIES AND INFORMATION

Other Investment Companies. To the extent that a Fund does not invest in other investment companies as part of its principal investment strategies, the Fund may invest to a lesser extent in other investment companies, including closed-end funds that invest in real estate securities, subject to the limits contained within Section 12 of the 1940 Act or any exemptions therefrom granted by the SEC. A Fund may invest in traded and non-traded investment companies. A Fund may purchase shares of investment companies that are sponsored, managed or distributed by an affiliate of the Advisor only to the extent that they are traded on a national exchange. A Fund’s investments in another investment company may subject the Fund indirectly to the underlying risks of that investment company. A Fund will also bear its share of the underlying investment company’s fees and expenses, which are in addition to the Fund’s own fees and expenses. Shares of a closed-end fund may trade at prices that reflect a premium above or a discount below the investment company’s NAV, and such premium or discount may be substantial. If investment company securities are purchased at a premium to NAV, the premium may not exist when those securities are sold, and the Fund could incur a loss. Additionally, closed-end fund shares may be non-traded and, therefore, illiquid.

Derivatives. In addition to its principal investment strategies, a Fund may, from time to time, invest in derivatives. A derivative is an instrument, such as a futures contract, the value of which are derived from the values of another security or an index. Derivative transactions pose additional risks to a Fund that invests derivatives, including interest rate, liquidity, credit, management, valuation and counterparty risk. Changes in the value of derivatives may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested. An investment in derivatives may also increase the Fund’s volatility and create investment leverage. When a derivative is used for hedging purposes, it may not provide the anticipated protection, causing the Fund to lose money on both the derivative transaction and the exposure that the Fund sought to hedge.

Illiquid Securities. No Fund will not invest more than 15% of its net assets in illiquid securities. Illiquid securities involve the risk that the securities will not be able to be sold promptly (i.e., within seven days) at the time desired by a Fund or at prices approximating the value at which a Fund is carrying the securities on its books and records. Restricted securities may be illiquid because they may not be resold to the public without an effective registration statement under the Securities Act of 1933, as amended. If restricted securities remain unregistered, they may be sold only in a privately negotiated transaction or pursuant to an exemption from registration.

Defensive Position. When the Advisor (or, in the case of the Shelton BDC Income Fund, BDCA Advisor) believes that market or general economic conditions justify a temporary defensive position, a Fund may deviate from its investment objective and invest all or any portion of its assets in short-term debt instruments, government securities or cash or cash equivalents. When and to the extent a Fund assumes a temporary defensive position, it may not pursue or achieve its investment objective.

Portfolio Holdings. A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the SAI. Each Fund also files its complete schedule of portfolio holdings with the SEC on Form N-Q as of the end of its first and third fiscal quarters. Each Fund’s full portfolio holdings are published semi-annually in reports sent to shareholders and filed with the SEC on Form N-CSR, and such reports are made available on the Funds’ website, generally within 60 days after the end of each semi-annual period. The Funds may also post an uncertified whole or partial list of portfolio holdings on their website, www.sheltoncap.com, no earlier than 15 days after the end of each calendar quarter. The holdings information for a Fund remains available until the Fund files a report on Form N-Q or Form N-CSR for the period that includes the date as of which the information is current. Other information regarding the Funds may be found on the Funds’ website.

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MANAGEMENT OF THE FUNDS

Investment Advisor

On XX/XX/XXXX, the Board of Trustees of the Shelton XXXX Trust approved the appointment of Shelton Capital Management, a California limited partnership, to serve as the investment adviser to the Funds (“Shelton” or the “Advisor”). The advisory agreement between Shelton and the Trust was approved by the Shelton XXXX Trust Board of Trustees and was executed for an initial two-year term effective XX/XX/XXXX. On XX/XX/XXXX, the Board of Trustees of the Shelton XXXX Trust approved BDCA Advisor, LLC to serve as the investment sub-advisor to the Shelton BDC Income Fund. The sub-advisory agreement between Shelton Capital Management and BDCA Advisors was approved by the Trust’s Board of Trustees and was executed for an initial two-year term, effective XX/XX/XXXX.

The investment advisor for the Funds is Shelton Capital Management, 1050 17th Street, Suite 1710, Denver, CO 80265. Shelton has $X.X billion of assets under management as of XX/XX/XXXX. Shelton has been managing mutual funds since 1985. Shelton is responsible for managing the Funds and handling the administrative requirements of the Funds. As compensation for managing the portfolios, Shelton receives a management fee from each Fund. For the fiscal year ended XX/XX/XXXX, the fees, net of reimbursements, were X.XX% for the Fund. A discussion regarding the basis for the Board’s approval of the investment advisory agreements for each Fund is available in the Fund’s semi-annual report for the period year ended XX/XX/XXXX.

Sub-Advisor

Shelton BDC Income Fund.  The Advisor has engaged an investment sub-advisor to make day-to-day investment decisions for the Shelton BDC Income Fund. BDCA Advisor, LLC, located in New York, NY, serves as the Shelton BDC Income Fund’s investment sub-advisor. BDCA Advisor is registered with the SEC as an investment advisor under the Advisors Act and was formed in June 2010. As of XX/XX/XXXX, BDCA Advisor managed assets in excess of $X billion.

A discussion regarding the basis for the Board’s approval of the sub-advisory agreement is contained in the Fund’s XXX.

Portfolio Managers

Shelton BDC Income Fund. John A. Smith, the lead portfolio manager of Shelton Capital Management, has primary portfolio management responsibilities for the Shelton BDC Income Fund.

Global Real Estate Income Fund. Bill Smith, lead portfolio manager, and Greg Smith, Vice President and portfolio manager, have team management responsibilities for the Global Real Estate Income Fund.

Real Estate Income Fund. Greg Smith, portfolio manager, and Bill Smith, lead portfolio manager, have team management responsibilities for the Real Estate Income Fund.

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager and each portfolio manager’s ownership of securities in the Funds.

Management Fees

Set forth below is the Advisor’s annual management fee for each Fund. A discussion regarding the basis for the Board’s approval of the advisory agreement (and, in the case of the Shelton BDC Income Fund, the sub-advisory agreement) is contained in the Funds’ XXX.

Fund	Management Fee (% of the Average Daily Net Assets)
Shelton BDC Income Fund	X.XX%
Global Real Estate Income Fund	X.XX%
Real Estate Income Fund	X.XX%

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PRICING OF FUND SHARES

The price at which you can purchase and redeem shares a Fund is the NAV of that Fund’s shares next determined after we receive your order in proper form less any applicable sales charge. “Proper form” means that your request includes the Fund name and account number, the amount of the transaction (in dollars or shares), the signatures of all owners exactly as registered on the account, signature guarantees (if necessary), any supporting legal documentation that may be required and any outstanding certificates representing shares to be redeemed.

Each Fund calculates its NAV per share as of the close of regular trading on the NYSE, generally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading. Thus, purchase and redemption orders must be received in proper form by the close of regular trading on the NYSE in order to receive that day’s NAV. Orders received after the close of regular trading on the NYSE will receive the NAV next determined. Each Fund has authorized one or more brokers to accept on its behalf purchase (and redemption) orders, and these brokers are authorized to designate other intermediaries on each Fund’s behalf. Each Fund will be deemed to have received a purchase (or redemption) order when an authorized broker, or that broker’s designee, accepts the order, and that order will be priced at the next computed NAV after this acceptance. Each Fund determines NAV per share by dividing the net assets of the Fund (i.e., its assets less liabilities) by the total number of outstanding shares.

Investments in securities that are listed on the NYSE are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day or, if no asked price is available, at the bid price.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain foreign securities may be fair valued pursuant to procedures established by the Board.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Advisor (or, in the case of the Shelton BDC Income Fund, BDCA Advisor) to be over-the-counter, are valued at the official closing prices as reported by sources as the Board deems appropriate to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day, or if no asked price is available, at the bid price. However, certain debt securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Board to reflect the fair market value of such securities.

Securities for which market prices are unavailable, or securities for which the Advisor (or, in the case of the Shelton BDC Income Fund, BDCA Advisor) determines that bid and/or asked price or a counterparty valuation does not reflect market value, will be valued at fair value pursuant to procedures approved by the Board. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption, or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security, and developments in the markets.

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Short-term debt securities, which have a maturity date of 60 days or less, are valued at amortized cost, which approximates value. Investments in open-end mutual funds are valued at their closing NAV.

Because the Fund may hold securities that are primarily listed on foreign exchanges that trade on weekends or days when the Fund does not price its shares, the value of the securities held in the Fund may change on days when you will not be able to purchase or redeem Fund shares.

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HOW TO BUY SHARES

Opening an Account
Shares of the Funds may be purchased through the Funds’ distributor or through third party distributors, brokerage firms and retirement plans. The following information is specific to buying directly from the Funds’ distributor. If you invest through a third party distributor, many of the policies, options and fees charged for the transaction may be different. You should contact them directly for information regarding how to invest or redeem through third party distributors. You will find all the necessary application materials included in the packet accompanying this Prospectus, or you may open an account online by accessing our website at www.sheltoncap.com. Additional paperwork may be required for corporations, associations, and certain other fiduciaries. The minimum initial investments and subsequent investments for each Fund are as follows:

	Minimum Initial Investment	Minimum Subsequent Investment
Accounts with Automatic Investment Plan (“AIP”)	$X	$X
All other Funds’ accounts	$X	$X

The Fund’s distributor may change the minimum investment amounts at any time or waive them at its discretion. To protect against fraud, it is the policy of the Funds not to accept unknown third party checks for the purposes of opening new accounts or purchasing additional shares. If you have any questions concerning the application materials, wire transfers, our yields and net asset values, or our investment policies and objectives, please call us, toll-free at (800) 955-9988.

Buying and Selling Shares
You can open an account online or by downloading an application from our website at www.sheltoncap.com and mailing the completed form to us. For questions, call us at (800) 955-9988. Keep in mind the following important policies:

•	A Fund may take up to 7 business days to pay redemption proceeds.
•	If your shares were recently purchased by check, the Fund will not release your redemption proceeds until payment of the check can be verified which may take up to 15 days.
•	Exchange purchases must meet the minimum investment amounts of the Fund you are purchasing.
•	You must obtain and read the Prospectus for the Fund you are buying prior to making the exchange.
•	If you have not selected the convenient exchange privileges on your original account application, you must provide a medallion signature guaranteed letter of instruction to the Fund, directing any changes in your account.
•	The Funds may refuse any purchase or exchange purchase transaction for any reason.
•	Each signature on a request for redemption or account registration change must be medallion signature guaranteed separately.
•	All share activity is subject to federal and state rules and regulations. These are in place to prevent, among other things, money laundering and other illegal movements of money.

How to Buy Shares
Initial Purchase

Make your check payable to the name of the Fund in which you are investing and mail it with the application to the transfer agent of the Funds, Gemini Fund Services, LLC, at the address indicated below. Please note the minimum initial investments previously listed.

Shelton Funds
C/O Gemini Fund Services, LLC
17605 Wright Street
Omaha, NE 68130

You may also forward your check (and application, for new accounts) to the Funds’ offices, which will in turn forward your check (and application, for new accounts) on your behalf to the Funds’ agent for processing. You will receive the share price next determined after your check has been received by the agent. Please note that this means that the shares will be purchased at the next calculated price after receipt by the agent, which is typically the next business day following receipt at the Funds’ offices. The Funds’ office is located at the following address:

Shelton Funds
1050 17th Street, Suite 1710
Denver, CO 80265-2077

You also may buy shares of a Fund through selected securities brokers. Your broker is responsible for the transmission of your order to Gemini Fund Services, LLC, the Fund’s transfer agent, and may charge you a fee. You will generally receive the share price next determined after your order is placed with your broker, in accordance with your broker’s agreed upon procedures with the Funds. Your broker can advise you of specific details.

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Purchasing by Exchange
You may purchase shares in a Fund by exchanging shares from an account in one of our other Funds. Such exchanges must meet the minimum amounts required for initial or subsequent investments. When opening an account by exchanging shares, your new account must be established with the same registration and an exchange authorization must be in effect. If you have an existing account with us and an exchange authorization in effect, call (800) 955-9988 during normal business hours (8:00 a.m. to 5:00 p.m. Pacific Time) to exchange shares. You may also exchange shares by accessing our website at www.sheltoncap.com. You must complete the online access agreement in order to access your account online. Each exchange actually represents the sale of shares of one Fund and the purchase of shares in another, which may produce a gain or loss for tax purposes. All transactions are processed at the share price next calculated after receiving the instructions in good form (as defined below), normally at 4:00 p.m. Eastern Time (1:00 p.m. Pacific Time).

Wire Instructions
For wiring money to your account, you can obtain specific wire instructions by calling (800) 955-9988. In order to make your order effective, we must have your order in good form. “Good form” means that the Fund’s transfer agent has all the information and documentation it deems necessary to affect your order. Please note a Fund and Shelton reserve the right to reject any purchase. Your purchase will be processed at the net asset value next calculated after your order has been received by the Fund’s agent. You will begin to earn dividends as of the first business day following the day of your purchase. All your purchases must be made in U.S. dollars, and checks must be drawn on banks located in the United States. We reserve the right to limit the number of investment checks processed at one time. If a check does not clear, we will cancel your purchase. You will be liable for any losses and fees incurred in connection with a check that does not clear for any reason, including insufficient funds. When you purchase by check, redemption proceeds will not be sent until we are satisfied that the investment has been collected (confirmation of clearance may take up to 15 days). Payments by check or other negotiable bank deposit will normally be effective within 2 business days for checks drawn on a member of the Federal Reserve System and longer for most other checks. You can wire federal funds from your bank or broker, which may charge you a fee. The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such delivery services does not constitute receipt by the Funds transfer agent or the Funds.

Purchasing Additional Shares
Make your check payable to the name of the Fund in which you are investing, write your account number on the check, and mail your check with your confirmation stub to the address printed on your account statement. There is a $100 minimum for subsequent investments. After setting up your online account, you may obtain a history of transactions for your account(s) by accessing our website at www.sheltoncap.com.

Automatic Investment Plan
Using the Funds’ AIP, you may arrange to make additional purchases automatically by electronic funds transfer (“EFT”) from your checking or savings account. Your bank must be a member of the Automated Clearing House. You can terminate the program with ten days written notice. There is no fee to participate in this program, however, a service fee of $25.00 will be deducted from your account for any AIP purchase that does not clear due to insufficient funds, or if prior to notifying the Funds in writing or by telephone to terminate the plan, you close your bank account or take other action in any manner that prevents withdrawal of the funds from the designated checking or savings account. Investors may enroll on our website or by calling the Funds and obtaining a paper form. The share prices of the Funds are subject to fluctuations. Before undertaking any plan for systematic investment, you should keep in mind that such a program does not assure a profit or protect against a loss. We reserve the right to suspend the offering of shares of any of the Funds for a period of time and to reject any specific purchase order in whole or in part. The Funds do not send individual transaction confirmations to individuals participating in an automatic investment plan. You will receive a quarterly statement of all transactions occurring during the most recent calendar quarter.

The Board has adopted a policy directing the Funds to reject any purchase order with respect to one investor, a related group of investors or their agent(s), where it detects a pattern of purchases and sales of the Funds that indicates market timing or trading that it determines is abusive. This policy applies uniformly to all shareholders. While the Funds attempt to deter market timing, there is no assurance that they will be able to identify and eliminate all market timers. For example, certain accounts called “omnibus accounts” include multiple shareholders. Omnibus accounts typically provide the Funds with net purchase or redemption requests on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identities of individual purchasers and redeemers whose orders are aggregated are not known by the Funds. The netting effect often makes it more difficult for the Funds to detect market timing, and there can be no assurance that the Funds will be able to do so. Brokers maintaining omnibus accounts with the Funds have agreed to provide shareholder transaction information to the extent known to the broker, to the Funds upon request. If the Funds become aware of market timing in an omnibus account, they will work with the broker maintaining the omnibus account to identify the shareholder engaging in the market timing activity. In addition, the Funds reserve the right to reject any purchase order for any reason, including purchase orders that they do not think are in the best interest of the Funds or their shareholders, or if the Funds think that trading is abusive.

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How to Sell Shares
You may redeem all or a portion of your shares on any business day that the Funds are open for business. Your shares will be redeemed at the net asset value next calculated (after the close of the NYSE which is 4 pm Eastern Time) after we have received your redemption request in good form. Good form requires that we have clear, actionable instructions that are properly executed by authorized signers on the account. In cases where the transaction requires a medallion signature guarantee, this will be required to meet the good form standard. Remember that a Fund may hold redemption proceeds until we are satisfied that we have collected the funds which were deposited by check. To avoid possible delays, which could be up to 15 days, you should consider making your investment by wire, following the instructions as described in the section titled “Wire Instructions” in this Prospectus.

By Mail
If you have not elected telephone redemption or transfer privileges, you must send a letter of instruction. Additionally, if the check is to be made payable to a third party or sent to an address other than the address of record, you must obtain a “medallion signature guarantee” on the letter of instruction. The letter of instruction must specify (i) the name of the Fund, (ii) the number of shares to be sold and/or the dollar amount, (iii) your name(s), and (iv) your account number(s). The letter of instruction is to be mailed to the Funds’ offices. If you have additional questions, please contact us at (800) 955-9988. The Funds’ Transfer Agent requires that each individual’s signature(s) appearing on a redemption request be guaranteed by an eligible signature guarantor such as a commercial bank, broker-dealer, credit union, securities exchange or association, clearing agency or savings association. This policy is designed to protect shareholders who do not elect telephone privileges on their accounts.

By Check
With check writing offered in our United States Treasury Trust, our most convenient redemption procedure, your investment may continue to earn income until the check clears your account. You must apply for the check writing feature for your account. You may redeem by check provided that the proper signatures you designated are on the check. The minimum redemption amount by check is $500. There is no charge for this service. You should not attempt to close your account by check since you cannot be sure of the number of shares and value of your account. You must use the phone, online or mail redemption feature to close your account. Please note that a $25.00 fee will be charged to your account for any returned check.

By Exchange
You must meet the minimum investment requirement of the Fund into which you are exchanging. You can only exchange between accounts with identical account registrations. Same day exchanges are accepted until market close, normally 4:00 p.m. Eastern Time (1:00 p.m. Pacific Time).

By Wire
You must have applied for the wire feature on your account. We will notify you when this feature is active, and you may then make wire redemptions by calling us before 4:00 p.m. Eastern Time (1:00 p.m., Pacific Time). This means your money will be wired to your bank the next business day.

By Electronic Funds Transfer
You must have applied for the EFT withdrawal feature on your account. Typically, money sent by EFT will be sent to your bank within 3 business days after the sales of your securities. There is no fee for this service.

Online
You can sell shares in a regular account by accessing our website at www.sheltoncap.com. You may not buy or sell shares in a retirement account using our online feature. If you have recently added banking information or changed your address online, there is a 15-day delay from the date of the change to when the redemption will be sent out.

By Telephone
You must have telephone privileges set up in advance of any transaction on your account. Provide the name of the Fund in which you are redeeming shares, the exact name in which your account is registered, your account number, the required identification information and the number of shares or dollar amount that you wish to redeem. Unless you submit an account enrollment form that indicates that you have declined telephone and/or online exchange privileges, you agree, by signing your account enrollment form, to authorize and direct the Funds to accept and act upon telephone, online and fax instructions for exchanges involving your account or any other account with the same registration. The Funds employ reasonable procedures in an effort to confirm the authenticity of your instructions. These procedures will require a redeeming shareholder to give a special authorization number or password. Provided these procedures are followed, you further agree that neither the Funds nor the Funds’ agent will be responsible for any loss, damage, cost or expense arising out of any instructions received for an account. You should realize that by electing the telephone privileges and online access options, you may be giving up a measure of security that you might otherwise have if you were to exchange your shares in writing. For reasons involving the security of your account, telephone transactions may be tape recorded.

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Systematic Withdrawal Plan
If you own shares of a Fund with a value of $10,000 or more, you may establish a Systematic Withdrawal Plan. You may receive monthly or quarterly payments in amounts of not less than $100 per payment. Details of this plan may be obtained by calling the Funds at (800) 955-9988.

Other Redemption Policies
Payment of Redemption Proceeds: The Trust is committed to pay in cash all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the applicable Fund’s net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. Redemption-in-Kind: In the case of requests for redemption in excess of such amounts, the Trustees reserve the right to make payments in whole or in part in securities or other assets of the Fund from which the shareholder is redeeming in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of that Fund or the Trust. In such circumstances, the securities distributed would be valued at the price used to compute such Fund’s net asset value. Should a Fund do so, a shareholder would likely incur transaction fees in converting the securities to cash. Retirement Plan Redemptions: Retirement Plan shareholders should complete a Rollover Distribution Election Form in order to sell shares of the Funds so that the sale is treated properly for tax purposes. Once your shares are redeemed, we will normally mail you the proceeds on the next business day, but no later than within 7 business days. When the markets are closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing, or under any emergency circumstances as determined by the SEC to merit such action, we may suspend redemption or postpone payment dates. Low Balance Accounts: If you want to keep your account(s) open, please be sure that the value of your account does not fall below $1,000, because of redemptions. Shelton may elect to close an account and mail you the proceeds to the address of record. We will give you 30 days written notice that your account(s) will be closed unless you make an investment to increase your account balance(s) to the $1,000. If you close your account, any accrued dividends will be paid as part of your redemption proceeds. The share prices of the Funds will fluctuate, and you may receive more or less than your original investment when you redeem your shares.

THE FUNDS AND SHELTON RESERVE CERTAIN RIGHTS, INCLUDING THE FOLLOWING:
•	To automatically redeem your shares if your account balance falls below the minimum balance due to the sale of shares.
•	To modify or terminate the exchange privilege on 60 days written notice.
•	To refuse any purchase or exchange purchase order.
•	To change or waive a Fund’s minimum investment amount.
•	To suspend the right to redeem shares, and delay sending proceeds, during times when trading on the principal markets for the Funds are restricted or halted, or otherwise as permitted by the SEC.
•	To withdraw or suspend any part of the offering made by this Prospectus.
•	To automatically redeem your shares if you fail to provide all required enrollment information and documentation.

To reduce expenses, the Funds mail only one copy of the prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Funds at 1-800-955-9988 on days the Funds are open for business or contact your financial institution. The Funds will begin sending you individual copies thirty days after receiving your request.

FOR MORE INFORMATION

Several additional sources of information are available to you. The SAI, incorporated into this Prospectus by reference, contains detailed information on the Funds’ policies and operations, including policies and procedures relating to the disclosure of portfolio holdings by the Funds’ affiliates. Additional information regarding the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. The Funds’ annual reports contain management’s discussion of market conditions and investment strategies that significantly affected the Funds’ performance results as of the Funds’ latest annual fiscal year ends.

Call the Funds at 1-800-955-9988 to request free copies of the SAI or the Funds’ annual report or semi-annual reports, and to request other information about the Funds and to make shareholder inquiries. You may also obtain this information free of charge from the Funds’ website at www.sheltoncap.com.

You may review and copy information about the Funds (including the SAI and other reports) at the SEC Public Reference Room in Washington, D.C. Call the SEC at 1-202-551-8090 for room hours and operation. You also may obtain reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http.//www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

37

Shelton Capital Management
1050 17th Street, Suite 1710
Denver, CO 80265-2077

(800) 955-9988
www.sheltoncap.com

Investment Company Act File No. XXX-XXXXX

38

Privacy Statement

Notice of Privacy Policy
When you become a client with the Shelton Funds, you entrust us not only with your hard-earned assets but also with your non-public personal and financial information (“client information”). We consider your client information to be private and confidential, and we hold ourselves to the highest standards of trust and fiduciary duty in their safekeeping and use.

Our Privacy Principles:
•	We do not sell client information.
•	We do not provide client information to persons or organizations outside the Shelton Funds who are doing business on our behalf (e.g., non-affiliated third parties), for their own marketing purposes.
•	We afford prospective and former clients the same protections as existing clients with respect to the use of client information.
Information We May Collect:
We collect and use the information we believe is necessary to administer our business, to advise you about our products and services, and to provide you with customer service. We may collect and maintain several types of client information needed for these purposes, such as:

•	From you, (application and enrollment forms, transfer forms, distribution forms, checks, correspondence, or conversation), such as your address, telephone number, and social security number.
•	From your transactions with our transfer agent, such as your transaction history, and account balance.
•	From electronic sources, such as our website or e-mails.

How We Use Information About You:
The Shelton Funds will only use information about you, and your Shelton Funds accounts to help us better serve your investment needs or to suggest Shelton Funds services or educational materials that may be of interest to you.

Use of E-Mail Addresses:
If you have requested information regarding Shelton Funds products and services and supplied your e-mail address to us, we may occasionally send you follow-up communications or information on additional products or services. Additionally, registered clients can subscribe to the following e-mail services:

•	Prospectus and Shareholder Reports – Receive prospectuses and shareholder reports online instead of by U. S. Mail.
•	Paperless Statements – Receive an e-mail with a link to our Web site informing you that our client statements are available online to view, print or download.
•	Tax Forms – Receive an e-mail with a link to our Web site informing you that our client tax forms are available online to view, print or download.

We also include instructions and links for unsubscribing from Shelton e-mails. We do not sell email addresses to anyone, although we may disclose e-mail addresses to third parties that perform administrative or marketing services for us. We may track receipt of e-mails to gauge the effectiveness of our communications.

Information Disclosure:
We do not disclose any non-public personal information about our clients or former clients to non-affiliated third parties without the client’s authorization. However, we may disclose client information to persons or organizations inside or outside our family of funds as permitted or required by law. For example, we will provide the information, as described above, to our transfer agent to process your requests or authorized transactions.

How We Protect Your Information:
We restrict access to your client information to authorized persons who have a need for these records in order to provide products or services to you. We also maintain physical, electronic, and procedural safeguards to guard client information. To further protect your privacy, our website uses the highest levels of internet security, including data encryption, Secure Sockets Layer protocol, user names and passwords, and other tools. As an added measure, we do not include personal or account information in non-secure e-mails that we send you via the Internet. For clients with Internet access, Shelton Funds recommends that you do not provide your user name or password for any reason to anyone. In the event that you hold shares of one or more Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of that financial intermediary would govern how your nonpublic personal information would be shared with non-affiliated third parties.

39

SHELTON XXXX TRUST

STATEMENT OF ADDITIONAL INFORMATION

XX/XX/XXXX

SHELTON REAL ASSET FUND (XXXXX)

This Statement of Additional Information (‘‘SAI’’) is not a prospectus. This SAI should be read in conjunction with the current prospectus (the ‘‘Prospectus’’) for the Shelton Real Asset Fund (the ‘‘Fund’’). The SAI is hereby incorporated by reference into the Fund’s Prospectus (legally made a part of the Prospectus). This SAI does not include all information that a prospective investor should consider before purchasing the Fund’s securities. Defined terms used herein, and not otherwise defined herein, have the same meanings as in the Prospectus.

You should obtain and read the Prospectus and any related Prospectus supplement prior to purchasing shares of the Fund. A copy of the Prospectus may be obtained without charge by calling the Fund toll-free at 1-800-955-9988, or by visiting www.sheltoncap.com. Information on this website is not incorporated herein by reference. The registration statement of which the Prospectus is a part can be reviewed and copied at the Public Reference Room of the U.S. Securities and Exchange Commission (the ‘‘SEC’’) at 100 F Street NE, Washington, DC 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-202-551-8090. The Fund’s filings with the SEC are also available to the public on the SEC’s Internet website at www.sec.gov. Copies of these filings may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street NE, Washington, DC 20549.

THE FUND	X
TYPES OF INVESTMENTS, STRATEGIES AND RELATED RISKS	X
INVESTMENT RESTRICTIONS	X
POLICIES AND PROCEDURES FOR DISCLOSURE OF PORTFOLIO HOLDINGS	X
MANAGEMENT	X
CONTROL PERSONS AND PRINCIPAL HOLDERS	X
INVESTMENT ADVISOR	X
THE DISTRIBUTOR	X
PORTFOLIO MANAGERS	X
ALLOCATION OF PORTFOLIO BROKERAGE	X
PORTFOLIO TURNOVER	X
OTHER SERVICE PROVIDERS	X
DESCRIPTION OF SHARES	X
ANTI-MONEY LAUNDERING PROGRAM	X
PURCHASE, REDEMPTION AND PRICING OF SHARES	X
TAX STATUS	X
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	X
LEGAL COUNSEL	X
FINANCIAL STATEMENTS	X
APPENDIX A	X
APPENDIX B	X

About the Shelton XXXX Trust

The Shelton XXXX Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the "40 Act"), and currently consists of X funds, the Shelton Real Asset Fund (the "Fund"), a diversified mutual fund. The Trust is registered as an open-end management investment company. The Trust is governed by its Board of Trustees (the “Board” or “Trustees”). The Trust issues shares of beneficial interest with no par value in different series, each known as a “Fund.” Shares of each Fund represent equal proportionate interest in the assets of that Fund only, and have identical voting, dividend, redemption, liquidation, and other rights. Shareholders have no preemptive or other right to subscribe to any additional shares.

The Shelton Real Asset Fund is a continuously offered and diversified series of the Trust.

The Fund is a series of the Shelton XXXX Trust. The Trust is a Massachusetts statutory trust organized under the laws of the State of Massachusetts on July 15, 1988. The Fund’s principal office is located at 1050 17th Street, Suite 1710, Denver, CO 80265, and the telephone number is 1-800-955-9988. The investment objective and principal investment strategies of a Fund, as well as the principal risks associated with that Fund’s investment strategies, are set forth in the Fund’s prospectus. Certain additional investment information is set forth below.

TYPES OF INVESTMENTS, STRATEGIES AND RELATED RISKS

The investment objective of the Fund and a description of its principal investment strategies are set forth under “Additional Information About Principal Investment Strategies and Related Risks” in the Fund’s prospectus. The Fund’s investment objective is not a fundamental policy and may be changed without the approval of a majority of the outstanding voting securities of the Trust.

All Funds

1.	Borrowing. A Fund may not borrow money, except to the extent permitted by the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder.

2.	Senior Securities. A Fund may not issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder.

3.	Make Loans. A Fund may not make loans to other parties if, as a result, the aggregate value of such loans would exceed one-third of the Fund’s total assets. For the purposes of this limitation, a Fund is not considered to make loans by entering into repurchase agreements, lending securities or acquiring any debt securities.

4.	Underwriting. A Fund may not underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended (the ‘‘Securities Act’’), in connection with the disposition of its portfolio securities. A Fund may invest in restricted securities (those that must be registered under the Securities Act before they may be offered or sold to the public) to the extent permitted by the 1940 Act.

5.	Real Estate. The Fund may not purchase or sell real estate or interests in real estate. This limitation is not applicable to investments in securities that are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities, such as commercial mortgage-backed securities (‘‘CMBS’’). Nor does this limitation preclude the Fund from investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate, including real estate investment trusts (‘‘REITs’’).

6.	Commodities. A Fund may not purchase or sell commodities or commodity contracts, including commodity futures contracts, unless acquired as a result of ownership of securities or other investments, except that a Fund may invest in securities or other instruments backed by or linked to commodities, in companies that are engaged in a commodities business or have a significant portion of their assets in commodities or in commodity pools and other entities that purchase and sell commodities and commodity contracts.

7.	Diversification. With respect to 75% of its total assets, the Fund may not purchase any security (other than U.S. Government Securities or securities of other investment companies) if as a result: (i) more than 5% of the Fund’s total assets immediately after and as the result of such purchase would be invested in the securities of any one issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of a single issuer.

The following pages contain more detailed information about the types of instruments in which the Fund may invest, strategies the Advisor may employ in pursuit of the Fund’s investment objective and a summary of related risks.

Equity Securities

Equity securities include common stocks, preferred stocks and securities convertible into common stocks, such as convertible bonds, warrants, rights and options. The value of equity securities varies in response to many factors, including the activities and financial condition of individual companies, the business market in which individual companies compete and general market and economic conditions. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be significant.

Common Stock

Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price.

Preferred Stock

Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the fixed income securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

The fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed income securities and money market investments. The market value of all securities, including common and preferred stocks, is based upon the market’s perception of value and not necessarily the book value of an issuer or other objective measures of a company’s worth.

Convertible Securities

Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities. Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

Depositary Receipts

American Depositary Receipts (“ADRs”) are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights.

Warrants

Warrants are options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than one year to twenty years, or they may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, a warrant is worthless if the market price of the common stock does not exceed the warrant’s exercise price during the life of the warrant. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

Fixed Income Securities

Yields on fixed income securities are dependent on a variety of factors, including the general conditions of the money market and other fixed income securities markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. An investment in any Fund will be subjected to risk even if all fixed income securities in the Fund’s portfolio are paid in full at maturity. All fixed income securities, including U.S. Government securities, can change in value when there is a change in interest rates or the issuer’s actual or perceived creditworthiness or ability to meet its obligations.

There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. In other words, an increase in interest rates produces a decrease in market value. The longer the remaining maturity (and duration) of a security, the greater will be the effect of interest rate changes on the market value of that security. Changes in the ability of an issuer to make payments of interest and principal and in the markets’ perception of an issuer’s creditworthiness will also affect the market value of the fixed income securities of that issuer. Obligations of issuers of fixed income securities (including municipal securities) are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Reform Act of 1978. In addition, the obligations of municipal issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. Changes in the ability of an issuer to make payments of interest and principal and in the market’s perception of an issuer’s creditworthiness will also affect the market value of the fixed income securities of that issuer. The possibility exists, therefore, that, the ability of any issuer to pay, when due, the principal of and interest on its fixed income securities may become impaired.

The corporate fixed income securities in which the Fund may invest include corporate bonds and notes and short-term investments such as commercial paper and variable rate demand notes. Commercial paper (short-term promissory notes) is issued by companies to finance their or their affiliate’s current obligations and is frequently unsecured. Variable and floating rate demand notes are unsecured obligations redeemable upon not more than 30 days’ notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to a direct arrangement with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days’ notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a 7-day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid security.

Certificates of Deposit and Bankers’ Acceptances

The Fund may invest in certificates of deposit and bankers’ acceptances, which are considered to be short-term money market instruments.

Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in  the  secondary  market  at  the  going  rate  of  discount  for  a specific maturity.  Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Commercial Paper

The Fund may purchase commercial paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. See Appendix B for more information on ratings assigned to commercial paper.

High Yield Securities

Greater Risk of Loss

These securities are regarded as predominately speculative. There is a greater risk that issuers of lower-rated securities will default than issuers of higher-rated securities. Issuers of lower-rated securities generally are less creditworthy and may be highly indebted, financially distressed, or bankrupt. These issuers are more vulnerable to real or perceived economic changes, political changes or adverse industry developments. In addition, high yield securities are frequently subordinated to the prior payment of senior indebtedness. If an issuer fails to pay principal or interest on securities held by the Fund, the Fund would experience a decrease in income and a decline in the market value of its investments.

Sensitivity to Interest Rate and Economic Changes

The income and market value of lower-rated securities may fluctuate more than higher-rated securities. Although non- investment grade securities tend to be less sensitive to interest rate changes than investment grade securities, non-investment grade securities are more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the investments in lower-rated securities may be volatile. The default rate for high yield bonds tends to be cyclical, with defaults rising in periods of economic downturn.

Valuation Difficulties

It is often more difficult to value lower-rated securities than higher-rated securities. If an issuer’s financial condition deteriorates, accurate financial and business information may be limited or unavailable. In addition, the lower-rated investments may be thinly traded and there may be no established secondary market. Because of the lack of market pricing and current information for investments in lower-rated securities, valuation of such investments is much more dependent on judgment than is the case with higher-rated securities.

Liquidity

There may be no established secondary or public market for investments in lower-rated securities. Such securities are frequently traded in markets that may be relatively less liquid than the market for higher-rated securities. In addition, relatively few institutional purchasers may hold a major portion of an issue of lower-rated securities at times. As a result, the Fund may be required to sell investments at substantial losses or retain them indefinitely when an issuer’s financial condition is deteriorating.

Credit Quality

Credit quality of non-investment grade securities can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security.

New Legislation

Future legislation may have a possible negative impact on the market for high yield, high risk bonds. As an example, in the late 1980’s, legislation required federally-insured savings and loan associations to divest their investments in high yield, high risk bonds. New legislation, if enacted, could have a material negative effect on the Fund’s investments in lower-rated securities.

High yield, high risk investments may include the following: Straight fixed income securities

These include bonds and other debt obligations that bear a fixed or variable rate of interest payable at regular intervals and have a fixed or resettable maturity date. The particular terms of such securities vary and may include features such as call provisions and sinking funds.

Zero-coupon debt securities

These do not pay periodic interest but are issued at a discount from their value at maturity. When held to maturity, their entire return equals the difference between their issue price and their maturity value.

Zero-fixed-coupon debt securities

These are zero-coupon debt securities that convert on a specified date to periodic interest-paying debt securities.

Pay-in-kind bonds

These are bonds which allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. These bonds are typically sold without registration under the Securities Act of 1933, as amended (“1933 Act “), usually to a relatively small number of institutional investors.

Convertible Securities

These are bonds or preferred stock that may be converted to common stock. Preferred Stock

These are stocks that generally pay a dividend at a specified rate and have preference over common stock in the payment of dividends and in liquidation.

Loan Participations and Assignments

These are participations in, or assignments of all or a portion of loans to corporations or to governments, including governments of less developed countries (“LDCs”).

Securities issued in connection with Reorganizations and Corporate Restructurings

In connection with reorganizing or restructuring of an issuer, an issuer may issue common stock or other securities to holders of its fixed income securities. The Fund may hold such common stock and other securities even if it does not invest in such securities.

Distressed Securities

An investment in distressed securities may involve a substantial degree of risk. These instruments, which involve loans, loan participations, bonds, notes, non-performing and sub-performing mortgage loans typically are unrated, lower-rated, in default or close to default. Many of these instruments are not publicly traded, and may become illiquid. The prices of such instruments may be extremely volatile. Securities of distressed companies are generally more likely to become worthless than the securities of more financially stable companies. Valuing such instruments may be difficult, and the Fund may lose all of its investment, or it may be required to accept cash or securities with a value less than the Fund’s original investment. Issuers of distressed securities are typically in a weak financial condition and may default, in which case the Fund may lose its entire investment.

Real Estate Investment Trusts

Real Estate Investment Trusts (“REITs”) pool investors’ funds for investment primarily in income-producing real estate or in loans or interests related to real estate. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with a regulatory requirement that it distributes to its shareholders or unitholders at least 90% of its taxable income for each taxable year. Generally, REITs can be classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest a majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate securities they own, e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types. Mortgage REITs invest a majority of their assets in real estate mortgages and derive their income primarily from income payments. Hybrid REITs combine the characteristics of both equity and mortgage REITs.

REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to changes in the value of their underlying properties, defaults by borrowers, and self-liquidations. Some REITs may have limited diversification and may be subject to risks inherent in investments in a limited number of properties, in a narrow geographic area, or in a single property type. Equity REITs may be affected by changes in underlying property values. Mortgage REITs may be affected by the quality of the credit extended. REITs are dependent upon specialized management skills and incur management expenses. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, or its failure to maintain an exemption from registration under the 40 Act. REITs also involve risks such as refinancing, changes in interest rates, changes in property values, general or specific economic risk on the real estate industry, dependency on management skills, and other risks similar to small company investing.

Although the Fund is not allowed to invest in real estate directly, it may acquire real estate as a result of a default on the REIT securities it owns. The Fund, therefore, may be subject to certain risks associated with the direct ownership of real estate including difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, environmental liability risks, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitation on rents, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates. Also, real estate can be destroyed by human activities, including criminal acts, or other events that destroy real estate, such as natural disasters.

Municipal Government Obligations

In general, municipal obligations are debt obligations issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies and instrumentalities. Municipal obligations generally include debt obligations issued to obtain funds for various public purposes. Certain types of municipal obligations are issued in whole or in part to obtain funding for privately operated facilities or projects. Municipal obligations include general obligation bonds, revenue bonds, industrial development bonds, notes and municipal lease obligations. Municipal obligations also include additional obligations, the interest on which is exempt from federal income tax, that may become available in the future as long as the Board determines that an investment in any such type of obligation is consistent with the Fund’s investment objectives. Municipal obligations may be fully or partially backed by local government, the credit of a private issuer, current or anticipated revenues from a specific project or specific assets or domestic or foreign entities providing credit support such as letters of credit, guarantees or insurance.

Municipal Lease Obligations

Municipal lease obligations may take the form of a lease, an installment purchase or a conditional sales contract. They are issued by state and local governments and authorities to acquire land, equipment and facilities, such as vehicles, telecommunications and computer equipment and other capital assets. The Fund may invest in funds that purchase these lease obligations directly, or it may purchase participation interests in such lease obligations. States have different requirements for issuing municipal debt and issuing municipal leases. Municipal leases are generally subject to greater risks than general obligation or revenue bonds because they usually contain a “non-appropriation” clause, which provides that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year. Such non-appropriation clauses are required to avoid the municipal lease obligations from being treated as debt for state debt restriction purposes. Accordingly, such obligations are subject to “non-appropriation” risk. Municipal leases may be secured by the underlying capital asset and it may be difficult to dispose of any such asset in the event of non-appropriation or other default.

Information on Time Deposits and Variable Rate Notes

The Fund may invest in fixed time deposits, whether or not subject to withdrawal penalties. The commercial paper obligations which the Fund may buy are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., a “Master Note”) permit the Fund to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between the Fund as lender, and the issuer, as borrower. It permits daily changes in the amounts borrowed. The Fund has the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between the Fund and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. Except as specifically provided in the Prospectus, there is no limitation on the type of issuer from whom these notes may be purchased; however, in connection with such purchase and on an ongoing basis, the Advisor will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. Variable rate notes are subject to the Fund’s investment restriction on illiquid securities unless such notes can be put back to the issuer on demand within seven days.

Insured Bank Obligations

The Fund may invest in insured bank obligations. The Federal Deposit Insurance Corporation (“FDIC”) insures the deposits of federally insured banks and savings and loan associations (collectively referred to as “banks”) up to $250,000. The Fund may purchase bank obligations, which are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $250,000 per bank; if the principal amount and accrued interest together exceed $250,000, the excess principal and accrued interest will not be insured. Insured bank obligations may have limited marketability.

United States Government Obligations

The Fund may invest in United States Government Obligations. These consist of various types of marketable securities issued by the United States Treasury, i.e., bills, notes and bonds. Such securities are direct obligations of the United States government and differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government security, have a maturity of up to one year and are issued on a discount basis.

United States Government Agency

The Fund may invest in securities issued by United States Government Agencies. These consist of fixed income securities issued by agencies and instrumentalities of the United States Government, including the various types of instruments currently outstanding or which may be offered in the future. Agencies include, among others, the Federal Housing Administration, Government National Mortgage Association (“GNMA”), Farmer’s Home Administration, Export-Import Bank of the United States, Maritime Administration, and General Services Administration. Instrumentalities include, for example, each of the Federal Home Loan Banks, the National Bank for Cooperatives, the Federal Home Loan Mortgage Corporation (“FHLMC”), the Farm Credit Banks, the Federal National Mortgage Association (“FNMA”), and the United States Postal Service. These securities are either: (i) backed by the full  faith and credit of the United States government (e.g., United States Treasury Bills); (ii) guaranteed by the United States Treasury (e.g., GNMA mortgage-backed securities); (iii) supported by the issuing agency’s or instrumentality’s right to borrow from the United States Treasury (e.g., FNMA Discount Notes); or (iv) supported only by the issuing agency’s or instrumentality’s own credit (e.g., Tennessee Valley Association).

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government.
FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates (“PC’s”), which represent interests in conventional mortgages from FHLMC’s national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such nongovernmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers.

Foreign (Non-U.S.) Government Securities

The Fund may invest in foreign government securities, including securities issued by foreign governments, including political subdivisions, or their authorities, agencies, instrumentalities or by supra-national agencies. Different kinds of foreign government securities have different types of government support. For example, some foreign government securities are supported by the full faith and credit of a foreign national government or a political subdivision and some are not. Foreign government securities of some countries may involve varying degrees of credit risk as a result of financial or political instability in those countries or the possible inability of the Fund to enforce its rights against a foreign government. As with issuers of other fixed income securities, sovereign issuers may be unable or unwilling to satisfy their obligations to pay principal or interest payments.

Supra-national agencies are agencies whose member nations make capital contributions to support the agencies’ activities. Examples include the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank and the Inter- American Development Bank.

As with other fixed income securities, foreign government securities expose their holders to market risk because their values typically change as interest rates fluctuate. For example, the value of foreign government securities may fall during times of rising interest rates. Also, yields on foreign government securities tend to be lower than those of corporate securities of comparable maturities.

In addition to investing directly in foreign government securities, the Fund may purchase certificates of accrual or similar instruments evidencing undivided ownership interests in interest payments and/or principal payments of foreign government securities. Certificates of accrual and similar instruments may be more volatile than other foreign government securities.

Mortgage Pass-Through Securities

Interests in pools of mortgage pass-through securities differ from other forms of fixed income securities (which normally provide periodic payments of interest in fixed amounts and the payment of principal in a lump sum at maturity or on specified call dates). Instead, mortgage pass-through securities provide monthly payments consisting of both interest and principal payments.  In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on the underlying residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Unscheduled payments of principal may be made if the underlying mortgage loans are repaid or refinanced or the underlying properties are foreclosed, thereby shortening the securities’ weighted average life. Some mortgage pass-through securities (such as securities guaranteed by Ginnie Mae) are described as “modified pass-through securities.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, on the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage pass-through securities is Ginnie Mae. Ginnie Mae is authorized to guarantee, with the full faith and credit of the U.S. Treasury, the timely payment of principal and interest on securities issued by lending institutions approved by Ginnie Mae (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgage loans. These mortgage loans are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A “pool” or group of such mortgage loans is assembled and after being approved by Ginnie Mae, is offered to investors through securities dealers.

Government-related guarantors of mortgage pass-through securities (i.e., not backed by the full faith and credit of the U.S. Treasury) include Fannie Mae and Freddie Mac. Fannie Mae is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved sellers/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Mortgage pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the U.S. Treasury.

Freddie Mac was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a U.S. government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned by stockholders. Freddie Mac issues Participation Certificates (“PCs”), which represent interests in conventional mortgages from Freddie Mac’s national portfolio. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Treasury.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage pass-through securities.

Resets

The interest rates paid on the Adjustable Rate Mortgage Securities (“ARMs”) in which the Fund may invest generally are readjusted or reset at intervals of one year or less to an increment over some predetermined interest rate index. There are two main categories of indices: those based on U.S. Treasury securities and those derived from a calculated measure, such as a cost-of-funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the National Median Cost of Funds, the one-month or three-month London Interbank Offered Rate (“LIBOR”), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others tend to lag changes in market rate levels and tend to be somewhat less volatile.

Caps and Floors

The underlying mortgages that collateralize the ARMs in which the Fund may invest will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down: (1) per reset or adjustment interval, and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower’s monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization. The value of mortgage securities in which the Fund invests may be affected if market interest rates rise or fall faster and farther than the allowable caps or floors on the underlying residential mortgage loans. Additionally, even though the interest rates on the underlying residential mortgages are adjustable, amortization and prepayments may occur, thereby causing the effective maturities of the mortgage securities in which the Fund invests to be shorter than the maturities stated in the underlying mortgages.

Private Mortgage Pass-Through Securities

Private mortgage pass-through securities, also known as “non-agency mortgage securities”, are structured similarly to the Ginnie Mae, Fannie Mae and Freddie Mac mortgage pass-through securities and are issued by United States and foreign private issuers such as originators of and investors in mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. These securities usually are backed by a pool of conventional fixed-rate or adjustable-rate mortgage loans. Since private mortgage pass-through securities typically are not guaranteed by an entity having the credit status of Ginnie Mae, Fannie Mae and Freddie Mac, such securities generally are structured with one or more types of credit enhancement.

Mortgage assets often consist of a pool of assets representing the obligations of a number of different parties. There are usually fewer properties in a pool of assets backing commercial mortgage-backed securities than in a pool of assets backing residential mortgage- backed securities; hence they may be more sensitive to the performance of fewer mortgage assets. To lessen the effect of failures by obligors on underlying assets to make payments, those securities may contain elements of credit support, which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in a security. The Fund will not pay any fees for credit support, although the existence of credit support may increase the price of a security.

Stripped Mortgage Securities

Stripped mortgage securities may be issued by federal agencies, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities usually are structured with two classes that receive different proportions of the interest and principal distribution of a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). PO classes generate income through the accretion of the deep discount at which such securities are purchased, and, while PO classes do not receive periodic payments of interest, they receive monthly payments associated with scheduled amortization and principal prepayment from the mortgage assets underlying the PO class. The yield to maturity on a PO or an IO class security is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A slower than expected rate of principal payments may have an adverse effect on a PO-class security’s yield to maturity. If the underlying mortgage assets experience slower than anticipated principal repayment, the Fund may fail to fully recoup its initial investment in these securities. Conversely, a rapid rate of principal payments may have a material adverse effect on an IO-class security’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities.

The Fund may purchase stripped mortgage securities for income, or for hedging purposes to protect the Fund’s portfolio against interest rate fluctuations. For example, since an IO class will tend to increase in value as interest rates rise, it may be utilized to hedge against a decrease in value of other fixed income securities in a rising interest rate environment.

Inverse Floaters

Inverse floaters constitute a class of mortgage-backed securities with a coupon rate that moves inversely to a designated index, such as LIBOR (London Interbank Offered Rate) or 11th District Cost of Funds Index (“COFI”). Inverse floaters have coupon rates that typically change at a multiple of the changes of the relevant index rate. Any rise in the index rate (as a consequence of an increase in interest rates) causes a drop in the coupon rate on an inverse floater while any drop in the index rate causes an increase in the coupon rate of an inverse floater. In some circumstances, the coupon on an inverse floater could decrease to zero. In addition, like most other fixed income securities, the value of inverse floaters will decrease as interest rates increase and their average lives will extend. Inverse floaters exhibit greater price volatility than the majority of mortgage-backed securities. In addition, some inverse floaters display extreme sensitivity to changes in prepayments. As a result, the yield to maturity of an inverse floater is sensitive not only to changes in interest rates but also to changes in prepayment rates on the related underlying mortgage assets. As described above, inverse floaters may be used alone or in tandem with interest-only stripped mortgage instruments.

Mortgage Dollar Rolls

The Fund may enter into mortgage dollar rolls with a bank or a broker-dealer. A mortgage dollar roll is a transaction in which the Fund sells mortgage-related securities for immediate settlement and simultaneously purchases the same type of securities for forward settlement at a discount. While the Fund begins accruing interest on the newly purchased securities from the purchase or trade date, it is able to invest the proceeds from the sale of its previously owned securities, which will be used to pay for the new securities, in money market investments until a future settlement date. The use of mortgage dollar rolls is a speculative technique involving leverage, and is considered to be a form of borrowing.

Securities of Other Investment Companies

The Fund may invest in securities of other investment companies. The Fund’s investments in an underlying portfolio of Exchange Traded Funds (“ETFs”), mutual funds and closed-end funds involve certain additional expenses and certain tax results, which would not be present in a direct investment in the underlying funds.

Closed-End Investment Companies

The Fund may invest its assets in “closed-end” investment companies (or “closed-end funds”), subject to the investment restrictions set forth below. The Fund may purchase in the aggregate only up to 3% of the total outstanding voting stock of any closed-end fund. Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% or 6% of the initial public offering price. Such securities are then listed for trading on the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers Automated Quotation System (commonly known as “NASDAQ”) and, in some cases, may be traded in other over-the-counter markets. Because the shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as the Fund), investors seek to buy and sell shares of closed-end funds in the secondary market.

The Fund generally will purchase shares of closed-end funds only in the secondary market. The Fund will incur normal brokerage costs on such purchases similar to the expenses the Fund would incur for the purchase of securities of any other type of issuer in the secondary market. The Fund may, however, also purchase securities of a closed-end fund in an initial public offering when, in the opinion of the Advisor, based on a consideration of the nature of the closed-end fund’s proposed investments, the prevailing market conditions and the level of demand for such securities, they represent an attractive opportunity for growth of capital. The initial offering price typically will include a dealer spread, which may be higher than the applicable brokerage cost if the Fund purchased such securities in the secondary market.

The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share, which is less than the net asset value per share, the difference representing the “market discount” of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined net asset value but rather are subject to the principles of supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their net asset value.

The Fund may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of the Fund’s shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund.

Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund’s common shares in an attempt to enhance the current return to such closed-end fund’s common shareholders. The Fund’s investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure.

Open-End Investment Companies

The Fund may invest in shares of open-end investment companies. The Fund and any “affiliated persons,” as defined by the 40 Act, may purchase in the aggregate only up to 3% of the total outstanding securities of any underlying fund unless: (i) the underlying investment company and/or the Fund has received an order for exemptive relief from such limitations from the Securities and Exchange Commission (“SEC”); and (ii) the underlying investment company and the Fund take appropriate steps to comply with any conditions in such order. Accordingly, when affiliated persons hold shares of any of the underlying funds, the Fund’s ability to invest fully in shares of those funds is restricted, and the Advisor must then, in some instances, select alternative investments that would not have been its first preference. The 40 Act also provides that an underlying fund whose shares are purchased by the Fund will be obligated to redeem shares held by the Fund only in an amount up to 1% of the underlying fund’s outstanding securities during any period of less than 30 days. Shares held by the Fund in excess of 1% of an underlying fund’s outstanding securities therefore, will be considered not readily marketable securities, which, together with other such securities, may not exceed 15% of any Fund’s total assets. Under certain circumstances an underlying fund may determine to make payment of a redemption by the Fund wholly or partly by a distribution in kind of securities from its portfolio, in lieu of cash, in conformity with the rules of the Securities and Exchange Commission (“SEC”). In such cases, the Fund may hold securities distributed by an underlying fund until the Advisor determines that it is appropriate to dispose of such securities.

Investment decisions by the investment advisors of the underlying funds are made independently of the Fund and its Advisor. Therefore, the investment advisor of one underlying fund may be purchasing shares of the same issuer whose shares are being sold by the Advisor of the Fund. The result would be an indirect expense to the Fund without accomplishing any investment purpose.

Exchange Traded Funds

ETFs are typically passively managed funds that track their related index and have the flexibility of trading like a security. They are managed by professionals and provide the investor with diversification, cost and tax efficiency, liquidity, marginability, are useful for hedging, have the ability to go long and short, and some provide quarterly dividends. Additionally, some ETFs are unit investment trusts (UITs) that have two markets. The primary market is where institutions swap “creation units” in block-multiples of 50,000 shares for in-kind securities and cash in the form of dividends. The secondary market is where individual investors can trade as little as a single share during trading hours on the exchange. This is different from open-ended mutual funds that are traded after hours once the net asset value (NAV) is calculated. ETFs share many similar risks with open-end and closed-end funds.

Hedge Funds

The Fund invests in private investment funds, or “hedge funds,” which pursue alternative investment strategies. A hedge fund may utilize special investment instruments and techniques to “hedge” the fund’s portfolio against various risks, such as interest rate changes or other factors that affect security values, or for non-hedging purposes to pursue the hedge fund’s investment objective. Certain of the special investment instruments and techniques that a hedge fund may use are speculative and involve a high degree of risk, particularly in the context of non-hedging transactions. Because of the speculative nature of a hedge fund’s investments and trading strategies, the Fund may suffer a significant or complete loss of its invested capital in one or more hedge funds. In addition, interests in a hedge fund are not generally registered under the 1933 Act and the transferability or withdrawal of such interests is substantially restricted.

Collectibles

The Fund may invest in underlying funds that invest in collectibles, which are rare objects collected by investors. They can include stamps, coins, books, oriental rugs, antiques, sports and other memorabilia, photographs, art and wine. Collectibles are generally expected to rise in value during inflationary periods when investors are trying to move to assets viewed as an inflation hedge. Generally, collectibles can be expected to drop in value during periods of low inflation. Collectible trading for profit is subject to certain risks and other considerations, including that collectibles: (i) have limited buying and selling markets; (ii) are often bought and sold at auction and subject to buyer and/or seller premiums; (iii) experience periods of high and low demand; (iv) must be insured, physically held and properly maintained; (v) may need to have their authenticity and provenance verified from time to time; and (vi) may not have accurate market valuations available.

Commodity-Linked Securities

The Fund may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investments in commodity-linked derivative securities, such as structured notes, discussed below which are designed to provide this exposure without direct investment in physical commodities or commodities futures contracts. Real assets are assets such as oil, gas, industrial and precious metals, livestock, and agricultural or meat products, or other items that have tangible properties, as compared to stocks or bonds, which are financial instruments. In choosing investments, the Advisor seeks to provide exposure to various commodities and commodity sectors. The value of commodity-linked derivative securities held by the Fund may be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments.

The prices of commodity-linked derivative securities may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. As an example, during periods of rising inflation, debt securities have historically tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, the prices of certain commodities, such as oil and metals, have historically tended to increase. Of course, there cannot be any guarantee that these investments will perform in that manner in the future, and at certain times the price movements of commodity-linked instruments have been parallel to those of debt and equity securities. Commodities have historically tended to increase and decrease in value during different parts of the business cycle than financial assets. Nevertheless, at various times, commodities prices may move in tandem with the prices of financial assets and thus may not provide overall portfolio diversification benefits. Under favorable economic conditions, the Fund’s investments may be expected to underperform an investment in traditional securities. Over the long term, the returns on the Fund’s investments are expected to exhibit low or negative correlation with stocks and bonds.

Derivative Instruments

The Fund may purchase and write call and put options on securities, securities indices and foreign currencies, and enter into futures contracts and use options on futures contracts as further described below. The Fund may also enter into swap agreements with respect to foreign currencies, interest rates and securities indices. The Fund may use these techniques to hedge against changes in interest rates, foreign currency exchange rates or securities prices or to attempt to achieve investment returns as part of its overall investment strategies. The Fund may also purchase and sell options relating to foreign currencies for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Fund will segregate or “earmark” assets determined to be liquid by the Advisor in accordance with procedures established by the Board of Trustees (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under options, futures, and swaps to avoid leveraging the portfolio of the Fund as described below.

The Fund considers derivative instruments to consist of securities or other instruments whose value is derived from or related to the value of some other instrument or asset, and not to include those securities whose payment of principal and/or interest depends upon cash flows from underlying assets, such as mortgage-related or asset-backed securities. The value of some derivative instruments in which the Fund invests may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Fund, the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the Advisor to correctly forecast interest rates and other economic factors. If the Advisor incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Fund could be exposed to the risk of loss. In addition, while the use of derivatives for hedging purposes can reduce losses, it can also reduce or eliminate gains, and hedges are sometimes subject to imperfect matching between the derivative and security it is hedging, which means that a hedge might not be effective. The Fund might not employ any of the strategies described above, and no assurance can be given that any strategy used will succeed. A decision as to whether, when and how to utilize derivative instruments involves skill and judgment, and even a well-conceived derivatives strategy may be unsuccessful. The use of derivative instruments involves brokerage fees and/or other transaction costs.

Investment in futures-related and commodity-linked derivatives may subject the Fund to additional risks, and in particular may subject the Fund to greater volatility than investments in traditional securities. The value of futures-related and commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. In order to qualify for the special tax treatment available to regulated investment companies under the Internal Revenue Code, the Fund must derive at least 90% of its gross income each taxable year from certain specified types of investments. It is currently unclear which types of commodities-linked derivatives fall within these specified investment types. As a result, if the Fund’s investment in commodities-linked derivatives were to exceed a certain threshold, the Fund could fail to qualify for the special tax treatment available to regulated investment companies under the Internal Revenue Code.

Commodities Instruments

There are several additional risks associated with transactions in commodity futures contracts, swaps on commodity futures contracts, commodity forward contracts and other commodities instruments. In the commodity instruments markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling commodity instruments today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same commodity instrument, the commodity producer generally must sell the commodity instrument at a lower price than the expected future spot price. Conversely, if most hedgers in the commodity instruments market are purchasing commodity instruments to hedge against a rise in prices, then speculators will only sell the other side of the commodity instrument at a higher future price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for the Fund. If the nature of hedgers and speculators in commodity instruments markets has shifted when it is time for the Fund to reinvest the proceeds of a maturing contract in a new commodity instrument, the Fund might reinvest at a higher or lower future price, or choose to pursue other investments. The commodities which underlie commodity instruments may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks which subject the Fund’s investments to greater volatility than investments in traditional securities. Also, unlike the financial instruments markets, in the commodity instruments markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity instruments contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while the Fund is invested in instruments on that commodity, the value of the commodity instrument may change proportionately.

Investments in a Wholly-Owned Subsidiary

The Fund may invest in a subsidiary, a company organized under the laws of the Cayman Islands and overseen by its own board of directors (the “Subsidiary”). Investments in the Subsidiary are expected to provide the Fund with exposure to the commodity and other markets within the limitations of Subchapter M of the Code and recent IRS private letter rulings, as discussed below under “Tax Status.” The Fund is currently the sole shareholder of its Subsidiary. The Subsidiary may invest without limitation in commodity index-linked securities (including leveraged and unleveraged structured notes) and other commodity-linked securities and derivative instruments that provide exposure to the performance of the commodity markets. Although the Fund may invest in certain commodity-linked derivative instruments directly, the Fund expects to gain exposure to these derivative instruments indirectly by investing in its Subsidiary. The Subsidiary also invests in fixed income securities, which are intended to serve as margin or collateral for the Subsidiary’s derivative positions. To the extent that the Fund invests in its Subsidiary, it may be subject to the risks associated with those derivative instruments and other securities, which are discussed elsewhere in the Fund’s prospectus and this SAI.

The Subsidiary is not an investment company registered under the 40 Act and, unless otherwise noted in the Fund’s prospectus and this SAI, is not subject to all of the investor protections of the 40 Act and other U.S. regulations. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary

Collectibles.

The Fund and its Subsidiary may invest in collectibles, which are rare objects collected by investors, or in instruments with exposure to collectibles. They can include stamps, coins, books, oriental rugs, antiques, sports and other memorabilia, photographs, art and wine. Collectibles are generally expected to rise in value during inflationary periods when investors are trying to move to assets viewed as an inflation hedge. Generally, collectibles can be expected to drop in value during periods of low inflation. Collectible trading for profit is subject to certain risks and other considerations, including that collectibles: (i) have limited buying and selling markets; (ii) are often bought and sold at auction and subject to buyer and/or seller premiums; (iii) experience periods of high and low demand; (iv) must be insured, physically held and properly maintained; (v) may need to have their authenticity and provenance verified from time to time; and (vi) may not have accurate market valuations available.

Margin Deposits and Cover Requirements

Margin Deposits for Futures Contracts

Unlike the purchase or sale of portfolio securities, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker an amount of cash or cash equivalents, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” For example, when the Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the price of the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the price of the futures contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Advisor may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund’s position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

Cover Requirements for Forward Contracts, Swap Agreements, Options, Futures and Options on Futures

The Fund will comply with guidelines established by the SEC with respect to coverage of forwards, futures, swaps and options. These guidelines may, in certain instances, require segregation by the Fund of cash or liquid securities with its custodian or a designated sub-custodian to the extent the Fund’s obligations with respect to these strategies are not otherwise “covered” through ownership of the underlying security, financial instrument or currency or by other portfolio positions or by other means consistent with applicable regulatory policies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of the Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

For example, when entering into a futures contract that will be cash settled, the Fund will cover (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the mark-to-market amount, if any, owed by the Fund on the futures contract. When entering into a futures contract that does not need to be settled in cash, the Fund will maintain with its custodian (and mark to market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the full notional value of the contract. Alternatively, the Fund may “cover” its position by purchasing an option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund or by entering into an agreement that enables the Fund to settle such futures contracts in cash.

To the extent the Fund writes credit default swaps, the Fund will segregate or “earmark” cash or assets determined to be liquid by the Fund in accordance with procedures established by the Fund’s Board of Trustees, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the Fund). Such segregation or “earmarking” will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction and will limit any potential leveraging of the Fund’s portfolio. Also, the Fund does not invest more than 25% of its assets in contracts with any one counterparty.

Foreign Currency Transactions

The Fund may engage in foreign currency transactions, including foreign currency forward contracts, options, swaps, and other strategic transactions in connection with investments in securities of non-U.S. companies. The Fund will conduct their foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through forward contracts to purchase or sell foreign currencies.

The Fund may enter into forward foreign currency exchange contracts (forward contracts) in order to protect against possible losses on foreign investments resulting from adverse changes in the relationship between the U.S. dollar and foreign currencies, as well as to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. A forward contract is an obligation to purchase or sell a specific currency for an agreed price on a future date which is individually negotiated and privately traded by currency traders and their customers. Although foreign exchange dealers often do not charge a fee for conversion, they do realize a profit based on the difference (spread) between the price at which they are buying and selling various currencies. However, forward contracts may limit the potential gains which could result from a positive change in such currency relationships. The Fund will segregate or “earmark” assets determined to be liquid by the Advisor in accordance with procedures established by the Board of Trustees, to cover the Fund’s obligations under forward foreign currency exchange contracts entered into for non-hedging purposes.

The Fund may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. As with other kinds of options, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuation in exchange rates although, in the event of rate movements adverse to the Fund’s position, the Fund may forfeit the entire amount of the premium plus related transaction costs.

The Fund may enter into interest rate swaps on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund’s obligations over its entitlement with respect to each interest rate swap will be calculated on a daily basis and an amount of cash or other liquid assets (marked to market daily) having an aggregate net asset value at least equal to the accrued excess will be segregated or “earmarked.” The Advisor will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. There is no limit on the amount of interest rate swap transactions that may be entered into by the Fund, subject to the segregation requirement described above. These transactions may in some instances involve the delivery of securities or other underlying assets by the Fund or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the payments that the Fund is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive.

While the Advisor is authorized to hedge against currency risk, it is not required to do so. The Advisor may choose not to hedge currency exposure.

Securities Options

The Fund may purchase and write (i.e., sell) put and call options. Such options may relate to particular securities or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

A call option for a particular security gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

Stock index options are put options and call options on various stock indices. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market value of the stocks included in the index. For example, some stock index options are based on a broad market index, such as the Standard & Poor’s 500® Index or the Value Line Composite Index or a narrower market index, such as the Standard & Poor’s 100®. Indices may also be based on an industry or market segment, such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index.

Options on stock indices are currently traded on the Chicago Board Options Exchange, the New York Stock Exchange, the American Stock Exchange, the Pacific Stock Exchange and the Philadelphia Stock Exchange.

The Fund’s obligation to sell an instrument subject to a call option written by it, or to purchase an instrument subject to a put option written by it, may be terminated prior to the expiration date of the option by the Fund’s execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. The cost of such a liquidation purchase plus transactions costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer unable to effect a closing purchase transaction will not be able to sell the underlying instrument or liquidate the assets held in a segregated account, as described in the Cover Requirements section, until the option expires or the optioned instrument is delivered upon exercise. In such circumstances, the writer will be subject to the risk of market decline or appreciation in the instrument during such period.

If an option purchased by the Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If the Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by the Fund expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold). If an option written by the Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

Certain Risks Regarding Options

There are several risks associated with transactions in options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange, may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading value; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Successful use by the Fund of options on stock indices will be subject to the ability of the Advisor to correctly predict movements in the directions of the stock market. This requires different skills and techniques than predicting changes in the prices of individual securities. In addition, the Fund’s ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline, through transactions in put options on stock indices, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by the Fund. Inasmuch as the Fund’s securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, the Fund bears the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indices. It is also possible that there may be a negative correlation between the index and the Fund’s securities that would result in a loss on both such securities and the options on stock indices acquired by the Fund.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of stock index options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based.

There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If the Fund is unable to close out a call option on securities that it has written before the option is exercised, the Fund may be required to purchase the optioned securities in order to satisfy its obligation under the option to deliver such securities. If the Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

Options on Futures Contracts

The Fund may purchase and sell options on the same types of futures in which it may invest. Options on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer’s futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

Dealer Options

The Fund may engage in transactions involving dealer options as well as exchange-traded options. Certain additional risks are specific to dealer options. While the Fund might look to a clearing corporation to exercise exchange-traded options, if the Fund were to purchase a dealer option it would need to rely on the dealer from which it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

Exchange-traded options generally have a continuous liquid market while dealer options may not. Consequently, the Fund may generally be able to realize the value of a dealer option it has purchased only by exercising or reselling the option to the dealer who issued it. Similarly, when the Fund writes a dealer option, the Fund may generally be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to whom the Fund originally wrote the option. While the Fund will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless the Fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, the Fund may be unable to liquidate a dealer option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, because the Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets, which it has segregated to secure the position while it is obligated under the option. This requirement may impair the Fund’s ability to sell portfolio securities at a time when such sale might be advantageous.

The Staff of the SEC has taken the position that purchased dealer options are illiquid securities. The Fund may treat the cover used for written dealer options as liquid if the dealer agrees that the Fund may repurchase the dealer options they have written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. Accordingly, the Fund will treat dealer options as subject to the Fund’s limitation on illiquid securities. If the SEC changes its position on the liquidity of dealer options, the Fund will change their treatment of such instruments accordingly.

Spread Transactions

The Fund may purchase covered spread options from securities dealers. These covered spread options are not presently exchange- listed or exchange-traded. The purchase of a spread option gives the Fund the right to put securities that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to the Fund, in addition to the risks of dealer options described above, is the cost of the premium paid as well as any transaction costs. The purchase of spread options will be used to protect the Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. This protection is provided only during the life of the spread options.

Repurchase Agreements

The Fund may enter into repurchase agreements. In a repurchase agreement, an investor (such as the Fund) purchases a security (known as the “underlying security”) from a securities dealer or bank. Any such dealer or bank must be deemed creditworthy by the Advisor. At that time, the bank or securities dealer agrees to repurchase the underlying security at a mutually agreed upon price on a designated future date. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at an agreed upon rate due to the Fund on repurchase. In either case, the income to the Fund generally will be unrelated to the interest rate on the underlying securities. Repurchase agreements must be “fully collateralized,” in that the market value of the underlying securities (including accrued interest) must at all times be equal to or greater than the repurchase price. Therefore, a repurchase agreement can be considered a loan collateralized by the underlying securities.

Repurchase agreements are generally for a short period of time, often less than a week, and will generally be used by the Fund to invest excess cash or as part of a temporary defensive strategy. Repurchase agreements that do not provide for payment within seven days will be treated as illiquid securities. In the event of a bankruptcy or other default by the seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses. These losses could result from: (a) possible decline in the value of the underlying security while the Fund is seeking to enforce its rights under the repurchase agreement; (b) possible reduced levels of income or lack of access to income during this period; and (c) expenses of enforcing its rights.

Swaps

Swap Agreements

Swap agreements are typically two-party, uncleared contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index. Most swap agreements entered into by the Fund calculate the obligations of the parties to the agreement on a “net basis.” Consequently, the Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). Payments may be made at the conclusion of a swap agreement or periodically during its term. Swap agreements often do not involve the delivery of securities or other underlying assets. Accordingly, if a swap is entered into on a net basis, if the other party to a swap agreement defaults, the Fund’s risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to a swap agreement entered into on a net basis will be accrued daily and an amount of cash or liquid asset having an aggregate NAV at least equal to the accrued excess will be maintained in an account with the Fund’s custodian that satisfies the 40 Act. The Fund will also establish and maintain such accounts with respect to its total obligations under any swaps that are not entered into on a net basis. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restriction concerning senior securities. Because most swap agreements are two-party contracts and may have terms of greater than seven days, swap agreements may be considered to be illiquid for the Fund illiquid investment limitations. The Fund will not enter into any swap agreement unless the Advisor believes that the other party to the transaction is creditworthy. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

The Fund may enter into a swap agreement in circumstances where the Advisor believes that it may be more cost effective or practical than buying the underlying securities or a futures contract or an option on such securities. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker/dealer. The counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks, futures contracts or other underlying assets represented in the index, plus the dividends that would have been received on those instruments. The Fund will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks, futures contracts or other underlying assets. Therefore, the return to the Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount.

The Fund may enter into total return swap agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments based on the change in market value of underlying assets, which may include a specified security, futures contract, basket of securities or futures contracts, defined portfolios of bonds, loans and mortgages, or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security, commodity or market without owning or taking physical custody of such security, commodity or market. Total return swap agreements may effectively add leverage to the Fund’s portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. Total return swaps are a mechanism for the user to accept the economic benefits of asset ownership without utilizing the balance sheet. The other leg of the swap, usually the London Interbank Offered Rate (LIBOR), is spread to reflect the non-balance sheet nature of the product. Total return swaps can be designed with any underlying asset agreed between two parties. Typically no notional amounts are exchanged with total return swaps. Total return swap agreements entail the risk that a party will default on its payment obligations to the Fund thereunder. Swap agreements also entail the risk that the Fund will not be able to meet its obligation to the counterparty. Generally, the Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments that are traded in the over-the-counter market. The Advisor, under the supervision of the Board, is responsible for determining and monitoring the liquidity of Fund transactions in swap agreements. The use of equity swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

Credit Default Swaps

In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically an emerging country, on its obligation. The Fund may use credit default swaps to provide a measure of protection against defaults of sovereign issuers (i.e., to reduce risk where the Fund owns or has exposure to the sovereign issuer) and may use credit default swaps to take an active long or short position with respect to the likelihood of a particular issuer’s default. In connection with these agreements, cash or liquid securities may be set aside as collateral by the Fund’s custodian in accordance with the terms of the swap agreement. The Fund earns interest on cash set aside as collateral. Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Payments received or made at the end of the measurement period are recorded as realized gain or loss. Entering into these agreements involves, to varying degrees, elements of credit, market, and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and related regulatory developments requires the clearing and exchange-trading of certain interest rate swaps and credit default swaps. The Dodd-Frank Act will ultimately require the clearing of many additional types of OTC derivative instruments that the Commodity Futures Trading Commission (“CFTC”) and SEC recently defined as “swaps” including non-deliverable foreign exchange forwards, OTC foreign exchange options and swaptions. Mandatory exchange-trading and clearing will take place on a phased-in basis based on type of market participant and CFTC approval of contracts for central clearing. The Advisor will continue to monitor developments in this area, particularly to the extent regulatory changes affect the Fund’s ability to enter into swap agreements.

Trading in Futures Contracts

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are incurred when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.

Unlike when the Fund purchases or sells a security, no price would be paid or received by the Fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain the Fund’s open positions in futures contracts, the Fund would be required to deposit with its futures broker in a segregated account an amount of cash, U.S. Government securities, suitable money market instruments, or other liquid securities, known as “initial margin.”

The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

If the price of an open futures contract changes (by increase in underlying instrument or index in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund.

These subsequent payments, called “variation margin,” to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” The Fund expects to earn interest income on its margin deposits.

Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical underlying instrument or index and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

For example, one contract in the Financial Times Stock Exchange 100 Index future is a contract to buy 25 pounds sterling multiplied by the level of the UK Financial Times 100 Share Index on a given future date. Settlement of a stock index futures contract may or may not be in the underlying instrument or index. If not in the underlying instrument or index, then settlement will be made in cash, equivalent over time to the difference between the contract price and the actual price of the underlying asset at the time the stock index futures contract expires.

The Fund’s futures contracts may be subject to periods of illiquidity because of market conditions, regulatory considerations and other reasons. For example, commodity exchanges limit fluctuations in certain futures contract prices during a single day by regulations referred to as “daily limits.” During a single day, no trades may be executed at prices beyond the daily limit. Once the price of a futures contract for a particular commodity has increased or decreased by an amount equal to the daily limit, positions in the commodity futures contracts can neither be taken nor liquidated unless the traders are willing to effect trades at or within the limit. Futures contract prices have occasionally moved the daily limit for several consecutive days with little or no trading. Such market conditions could prevent the Fund from promptly liquidating its futures contracts.

Over-the-Counter Instruments

The trading of over-the-counter instruments subjects the Fund to a variety of risks including: (1) counterparty risk; (2) basis risk; (3) interest rate risk; (4) settlement risk; (5) legal risk; and (6) operational risk. Counterparty risk is the risk that the Fund’s counterparties might default on their obligation to pay or perform generally on their obligations. The over-the-counter markets and some foreign markets are “principals’ markets.” That means that performance of the contract is the responsibility only of the individual firm or member on the other side of the trade and not any exchange or clearing corporation. Such “counterparty risk” is accentuated for contracts with longer maturities where events may intervene to prevent settlement, or where the Fund has concentrated its transactions with a single or small group of counterparties. Basis risk is the risk attributable to the movements in the spread between the derivative contract price and the future price of the underlying instrument. Interest rate risk is the general risk associated with movements in interest rates. Settlement risk is the risk that a settlement in a transfer system does not take place as expected. Legal risk is the risk that a transaction proves unenforceable in law or because it has been inadequately documented. Operational risk is the risk of unexpected losses arising from deficiencies in a firm’s management information, support and control systems and procedures. Transactions in over-the-counter derivatives may involve other risks as well, as there is no exchange market on which to close out an open position. It may be impossible to liquidate an existing position, to assess the value of a position or to assess the exposure to risk.

Regulatory Risks of Derivative Use

The CFTC adopted certain regulatory changes that will subject advisors to certain registered investment companies to registration with the CFTC as a commodity pool operator (“CPO”) if an investment company is unable to meet certain trading and marketing limitations. In relation to these regulatory changes adopted by the CFTC, the Fund’s Advisor relies on no-action relief from the CFTC’s CPO registration requirements extended to funds of funds. However, it is possible that the Advisor may be required to register as a CPO in the future and comply with any applicable reporting, disclosure or other regulatory requirements. Compliance with CFTC regulatory requirements will increase Fund expenses. Other potentially adverse regulatory initiatives could also develop.

It is also possible that additional government regulation of various types of derivative instruments, including futures, options and swap agreements, may limit or prevent the Fund from using such instruments as a part of its investment strategy, and could ultimately prevent the Fund from being able to achieve its investment objective. It is impossible to fully predict the effects of past, present or future legislation and regulation in this area, but the effects could be substantial and adverse. It is possible that legislative and regulatory activity could limit or restrict the ability of the Fund to use certain instruments as a part of its investment strategy. Limits or restrictions applicable to the counterparties with which the Fund may engage in derivative transactions could also prevent the Fund from using certain instruments.

There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in the Fund or the ability  of  the  Fund  to  continue  to  implement  its  investment  strategy.  The futures, options and swaps markets are subject to comprehensive statutes, regulations, and margin requirements. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading. The regulation of futures, options and swaps transactions in the U.S. is a rapidly changing area of law and is subject to modification by government and judicial action.

In 2010, the U.S. government enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting and registration requirements. The CFTC and certain futures exchanges have also established limits, referred to as “position limits,” on the maximum net long or net short positions which any person may hold or control in particular options and futures contracts. All positions owned or controlled by the same person or entity, even if in different accounts, may be aggregated for purposes of determining whether the applicable position limits have been exceeded. Thus, even if the Fund does not intend to exceed applicable position limits, it is possible that different clients managed by the Advisor and its affiliates may be aggregated for this purpose. The trading decisions of the Advisor may have to be modified and positions held by the Fund may have to be liquidated in order to avoid exceeding such limits. The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the profitability of the Fund.

The SEC has in the past adopted interim rules requiring reporting of all short positions on securities above a certain de minimis threshold and is expected to adopt rules requiring monthly public disclosure in the future. In addition, other non-U.S. jurisdictions where the Fund may trade have adopted reporting requirements. If the Fund’s securities short positions or its strategy become generally known, it could have a significant effect on the Advisor’s ability to implement its investment strategy. In particular, it would make it more likely that other investors could cause a “short squeeze” in the securities held short by the Fund forcing the Fund to cover its positions at a loss. Such reporting requirements may also limit the Advisor’s ability to access management and other personnel at certain companies where the Advisor seeks to take a short position. In addition, if other investors engage in copycat behavior by taking positions in the same issuers as the Fund, the cost of borrowing securities to sell short could increase drastically and the availability of such securities to the Fund could decrease drastically. Such events could make the Fund unable to execute its investment strategy. In addition, the SEC recently proposed additional restrictions on short sales. If the SEC were to adopt additional restrictions regarding short sales, they could restrict the Fund’s ability to engage in short sales of securities in certain circumstances, and the Fund may be unable to execute its investment strategy as a result.

The SEC and regulatory authorities in other jurisdictions may adopt (and in certain cases, have adopted) bans on short sales of certain securities in response to market events. Bans on short selling may make it impossible for the Fund to execute certain investment strategies and may have a material adverse effect on the Fund’s ability to generate returns.

Structured Notes, Bonds and Debentures

Typically, the value of the principal and/or interest on these instruments is determined by reference to changes in the value of specific currencies, interest rates, commodities, indexes or other financial indicators (the “Reference”) or the relevant change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of the Fund’s entire investment. The value of structured securities may move in the same or the opposite direction as the value of the Reference, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference so that the security may be more or less volatile than the Reference, depending on the multiple. Consequently, structured securities may entail a greater degree of market risk and volatility than other types of debt obligations.

When-Issued, Forward Commitments and Delayed Settlements

The Fund may purchase and sell securities on a when-issued, forward commitment or delayed settlement basis. In this event, the Custodian (as defined under the section entitled “Custodian”) will segregate liquid assets equal to the amount of the commitment in a separate account as discussed in the Cover Requirements section. Normally, the Custodian will set aside portfolio securities to satisfy a purchase commitment. In such a case, the Fund may be required subsequently to segregate additional assets in order to assure that the value of the account remains equal to the amount of the Fund’s commitment. It may be expected that the Fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

The Fund does not intend to engage in these transactions for speculative purposes but only in furtherance of its investment objectives. Because the Fund will segregate liquid assets to satisfy its purchase commitments in the manner described, the Fund’s liquidity and the ability of the Advisor to manage them may be affected in the event the Fund’s forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceeded 15% of the value of its net assets.

The Fund will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a taxable capital gain or loss. When the Fund engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

The market value of the securities underlying a when-issued purchase, forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of the Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until it has paid for and delivered on the settlement date.

Illiquid and Restricted Securities

The Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities include securities subject to contractual or legal restrictions on resale (e.g., because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) and securities that are otherwise not readily marketable (e.g., because trading in the security is suspended or because market makers do not exist or will not entertain bids or offers). Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Foreign securities that are freely tradable in their principal markets are not considered to be illiquid.

Restricted and other illiquid securities may be subject to the potential for delays on resale and uncertainty in valuation. The Fund might be unable to dispose of illiquid securities promptly or at reasonable prices and might thereby experience difficulty in satisfying redemption requests from shareholders. The Fund might have to register restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market exists for certain securities that are not registered under the Securities Act, including foreign securities. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. Rule 144A under the Securities Act allows such a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the Securities Act for resale of certain securities to qualified institutional buyers. Rule 144A has produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent existence of the PORTAL system, which is an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers sponsored by the Financial Industry Regulatory, Inc.

Under guidelines adopted by the Trust’s Board, the Fund’s Advisor may determine that particular Rule 144A securities, and commercial paper issued in reliance on the private placement exemption from registration afforded by Section 4(2) of the Securities Act, are liquid even though they are not registered. A determination of whether such a security is liquid or not is a question of fact. In making this determination, the Advisor will consider, as it deems appropriate under the circumstances and among other factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) dealer undertakings to make a market in the security; (5) the nature of the security (e.g., debt or equity, date of maturity, terms of dividend or interest payments, and other material terms) and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer); and (6) the rating of the security and the financial condition and prospects of the issuer. In the case of commercial paper, the Advisor will also determine that the paper (1) is not traded flat or in default as to principal and interest, and (2) is rated in one of the two highest rating categories by at least two National Statistical Rating Organization (“NRSRO”) or, if only one NRSRO rates the security, by that NRSRO, or, if the security is unrated, the Advisor determines that it is of equivalent quality.

Rule 144A securities and Section 4(2) commercial paper that have been deemed liquid as described above will continue to be monitored by the Advisor to determine if the security is no longer liquid as the result of changed conditions. Investing in Rule 144A securities or Section 4(2) commercial paper could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if institutional buyers are unwilling to purchase such securities.

Lending Portfolio Securities

For the purpose of achieving income, the Fund may lend its portfolio securities, provided (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or cash equivalents (cash, U.S. Government securities, negotiable certificates of deposit, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned, (2) the Fund may at any time call the loan and obtain the return of securities loaned, (3) the Fund will receive any interest or dividends received on the loaned securities, and (4) the aggregate value of the securities loaned will not at any time exceed one-third of the total assets of the Fund.

Short Sales

The Fund may employ “short selling” for both (1) investment purposes and (2) for defensive purposes as a hedging strategy. For investment purposes, when the Advisor believes that particular index, company or sector is relatively overvalued, the Fund may sell a security short with the expectation that it can be repurchased at a lower price, thus generating a gain for the Fund. For defensive purposes, when the Advisor believes that a security or group of securities in the Fund is susceptible to a decline in value, the Fund may sell a security short with the expectation any decline in value of the security sold short will serve to offset some of the decline in value suffered by the Fund’s portfolio of securities. A short sale strategy is different than a long-only strategy because it consists of selling borrowed shares in the hope that they can be bought back later at a lower price.

The Fund may sell securities short involving the use of derivative instruments and to offset potential declines in long positions in similar securities. A short sale is a transaction in which the Fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.

When the Fund makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The Fund is required to make a margin deposit in connection with such short sales; the Fund may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time the Fund covers its short position, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent the Fund sells securities short, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of cash, U.S. government securities or other liquid securities with its custodian in a segregated account in an amount at least equal to the difference between the current market value of the securities sold short and any amounts required to be deposited as collateral with the selling broker (not including the proceeds of the short sale). The Fund does not intend to enter into short sales (other than short sales “against the box”) if immediately after such sales the aggregate of the value of all collateral plus the amount in such segregated account exceeds 50% of the value of the Fund’s net assets. This percentage may be varied by action of the Board of Trustees. A short sale is “against the box” to the extent the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.

Short sales create a risk that the Fund will be required to close the short position by buying the security at a time when the security has appreciated in value, thus resulting in a loss to the Fund. A short position in a security poses more risk than holding the same security long. Because a short position loses value as the security’s price increases, the loss on a short sale is theoretically unlimited.

To the extent that the Fund uses short sales as a hedging technique, the Fund is subject to correlation risk. Specifically, the correlation between the security sold short and the hedged security may be imperfect, reducing the expected benefit to the Fund of a short sale, or there may be no correlation at all. It is possible that the market value of the securities the Fund holds in long positions will decline at the same time that the market value of the securities the Fund has sold short increases, thereby increasing the Fund’s potential volatility.

In addition, any gain on a short sale is decreased, and any loss is increased, by the amount of any payments, such as lender fees, replacement of dividends or interest that the Fund may be required to make with respect to the borrowed securities. Market factors may prevent the Fund from closing out a short position at the most desirable time or at a favorable price. The lender of the borrowed securities may require the Fund to return the securities on short notice, which may require the Fund to purchase the borrowed securities at an unfavorable price, resulting in a loss.  You should be aware that any strategy that includes selling securities short could suffer significant losses. Short selling will also result in higher transaction costs (such as interest and dividends), which reduce the Fund’s return, and may result in higher taxes.

INVESTMENT RESTRICTIONS

The Fund has adopted the following investment restrictions that may not be changed without approval by a “majority of the outstanding shares” of the Fund which, as used in this SAI, means the vote of the lesser of (a) 67% or more of the shares of the Fund represented at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Fund.

1. Borrowing Money. The Fund may not borrow money, except to the extent permitted under applicable securities laws.

2. Senior Securities. The Fund may not issue senior securities, except to the extent permitted under applicable securities laws

3. Underwriting. The Fund may not act as an underwriter of securities of other issuers, except to the extent that the Fund may be considered an underwriter under applicable securities laws in the disposition of portfolio securities or in the purchase of securities directly from the issuer thereof.

4. Concentration. The Fund may not purchase any security (other than U.S. Government Securities or securities of other investment companies) if as a result more than 25% of the Fund’s total assets, taken at market value at the time of investment, would be invested in the securities of issuers whose principal business activities are in the same industry.

5. Real Estate. The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, but this policy shall not prevent the Fund from investing in securities or other instruments backed by real estate (e.g., REITs) or in securities of issuers engaged in the real estate business.

6. Commodities. The Fund may purchase or sell commodities to the extent permitted by applicable law from time to time.

7. Loans. The Fund may not make loans, except to the extent permitted under the 40 Act, the rules and regulations promulgated thereunder, and any applicable exemptive relief.

THE FOLLOWING ARE ADDITIONAL INVESTMENT LIMITATIONS OF THE FUND. THE FOLLOWING RESTRICTIONS ARE DESIGNATED AS NON-FUNDAMENTAL AND MAY BE CHANGED BY THE BOARD OF TRUSTEES OF THE TRUST WITHOUT THE APPROVAL OF SHAREHOLDERS.

1.    Pledging. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

2.    Borrowing. The Fund will not purchase any security while borrowings representing more than one third of its total assets are outstanding.

3.    Margin Purchases. The Fund may not purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but it may make margin deposits in connection with covered transactions in options, futures, options on futures and short positions. For purposes of this restriction, the posting of margin deposits or other forms of collateral in connection with swap agreements is not considered purchasing securities on margin.

4.    Illiquid Investments. The Fund will not hold 15% or more of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

If a restriction on the Fund’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of Fund assets invested in certain securities or other instruments, or change in average duration of the Fund’s investment portfolio, resulting from changes in the value of the Fund’s total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

The Subsidiary will also follow the Fund’s fundamental and non-fundamental investment restrictions, described above, with respect to its investments. The Fund will look through the Subsidiary for purposes of compliance with diversification, leverage and concentration requirements and restrictions.

POLICIES AND PROCEDURES FOR DISCLOSURE OF PORTFOLIO HOLDINGS

In accordance with the Trust’s policies and procedures, subject to the pre-approval of the Trust’s Chief Compliance Officer, Gemini Fund Services, LLC (“Gemini”), the Funds’ transfer agent and fund accountant, is responsible for dissemination of information about the Funds’ portfolio holdings to nationally recognized statistical rating organizations and providers of risk management and portfolio analysis tools such as Standard & Poors, Morningstar, Bloomberg, Reuters, and FactSet. The Funds’ Chief Compliance Officer may authorize Gemini to disclose portfolio holdings information to rating and statistical agencies.

The Funds’ full portfolio holdings are disclosed in publicly available filings approximately 60 days following the end of a calendar quarter or fiscal quarter with the Securities and Exchange Commission in applicable regulatory filings including shareholder’s reports, Form N-Q, Form N-CSR or such other filings, reports or disclosure documents as the applicable regulatory authorities may require. Portfolio holdings in the Funds’ annual and semi-annual reports are mailed to shareholders and these reports are also publicly posted on the Funds’ website in accordance with SEC guidelines. Additionally, quarterly reports are filed with the SEC and available on the SEC’s website. shall send shareholders portfolio holdings in the Funds’ annual and semi-annual reports, which are mailed to shareholders and posted on the Funds’ website in accordance with the SEC guidelines. Additionally, quarterly reports are filed with the SEC.

The Fund Accountant shall send portfolio holding to nationally-recognized rating agencies via electronic transmission at least annually.

The Funds or a Service Provider may disclose the Funds’ portfolio securities holdings to selected third parties when the Funds have a legitimate business purpose for doing so. Examples of legitimate business purposes in which selective disclosure of the Funds’ portfolio securities may be appropriate include disclosure for due diligence purposes to an investment advisor that is in merger or acquisition talks with the Advisor; disclosure to a newly hired investment advisor or Sub-Advisor prior to its commencing its duties; disclosure to third party service providers of accounting, auditing, custody, proxy voting and other services to the Funds; or disclosure to a rating or ranking organization.

As required by the federal securities laws, including the 1940 Act, the Funds will disclose their portfolio holdings in their applicable regulatory filings, including shareholder reports, reports on Form N-Q, Form N-CSR or such other filings, reports or disclosure documents as the applicable regulatory authorities may require.

In accordance with the Funds’ policies and procedures, third parties are required to keep confidential any information disclosed to them and to not engage in trading based on such information in accordance with the foregoing and no compensation may be received by the Funds, a Service Provider or any affiliate in connection with disclosure of such information. The Funds’ Board will oversee disclosure under the foregoing policies and procedures by approval in advance of disclosures for legitimate business purposes and by regular review of reports on disclosures of the Funds’ portfolio holdings.

MANAGEMENT
The Board of Trustees has the responsibility for the overall management of the Fund, including general supervision and review of the Fund’s investment activities. The Board of Trustees appoints the officers of the Fund who are responsible for the day-to-day operations of the Fund. The affiliations of the officers and Trustees and their principal occupations for the past five years are listed in the table below.

Interested Trustee and Officers and their Qualifications
The Interested Trustee and Officers and their qualifications are noted in the table below. The Board of Trustees believes that the Interested Trustee's and each Officer's experience, qualifications, attributes or skills lead to the conclusion that the Interested Trustee and each Officer should serve in their respective capacity. Among other attributes common to the Interested Trustee and each of the Officers are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with service providers, counsel and the independent registered public accounting firm, to exercise effective business judgment in the performance of their duties, and to represent the interests of all Fund shareholders. The Interested Trustee's and each of the Officer's ability to perform their respective duties effectively may have been attained through their educational background or professional training; business experience, or in various roles at public companies, private entities or other organizations; and/or other life experiences. In addition to these shared characteristics, set forth below is a brief discussion of the specific qualifications, attributes or skills considered for the Interested Trustee and Officers that support the conclusion that each person is qualified to serve in their respective capacity.

Name and Address	Year of Birth	Position and Offices with the Trust	Principal Occupation during the Past Five Years	Other Public Company or Investment Company Directorships	Other Relevant Experience
Independent Trustees
Kevin T. Kogler 44 Montgomery Street, Suite 2100 San Francisco, CA 94104	1966	Trustee, since 2011	President & CEO of Microbiz, LLC, 2012 to present; Principal, Robertson Piper Software Group, 2006 to present; Senior Vice President, Investment Banking, Friedman, Billings Ramsey, 2003 to 2006.	ETSpreads Trust Shelton Funds	Experience in investment banking and technology industry. M.B.A.

Stephen H. Sutro 44 Montgomery Street, Suite 2100 San Francisco, CA 94104	1969	Trustee, since 2011	Partner, Duane Morris LLP (law firm), 2003 to present.	ETSpreads Trust Shelton Funds	Service on boards for nonprofit organizations. J.D.
Marco L. Quazzo 44 Montgomery Street, Suite 2100 San Francisco, CA 94104	1962	Trustee, since 2014	Principal, Bartko Zankel Bunzel & Miller, March 2015-Present; Partner, Barg Coffin Lewis & Trapp LLP (law firm), 2008 to March 2015	Shelton Funds	Experience in risk management, commercial litigation, and financial industry. J.D.
Interested Trustee[1]
Stephen C. Rogers 1050 17th Street, Suite 1710 Denver, CO 80265	1966	Chairman of the Board & Trustee since 2011	Portfolio Manager, Shelton Capital Management, 2003 to present; Chief Executive Officer, Shelton Capital Management, 1999 to present; Secretary 1999 to November 2012.	ETSpreads Trust Shelton Funds
Officers
Teresa Axelson 1050 17th Street, Suite 1710 Denver, CO 80265	1947	Chief Compliance Officer, since 2011; Secretary, since 2012
Chief Compliance Officer, Shelton Capital Management, 2011 to present; Consultant, 2011; Vice President-Secretary, Chief Compliance Officer, Securities Management and Research, Inc.; SM&R Investments, Inc. (6 mutual funds) and American National Investment Accounts, Inc. (5 mutual funds), 1968 - 2010.
				N/A
William P. Mock 44 Montgomery Street, Suite 2100 San Francisco, CA 94104	1966	Treasurer, since 2011	Portfolio Manager, Shelton Capital Management, since 2010; Portfolio Manager, ETSpreads, 2007 to present; Head Trader, TKI Capital Management, 2003-2006.	N/A

[1]	Basis of Interestedness. Stephen C. Rogers is affiliated with Shelton Capital Management, which is the investment advisor of the Funds.

The Board met X times during the fiscal year ended December 31, 2015. Currently, the Board has an Audit Committee and a Pricing Committee. The responsibilities of each committee and its members are described below.
Board Leadership Structure and Standing Board Committees
Stephen C. Rogers currently serves as the chairman of the board and has served in such capacity since 2011. Of the board's four members, Stephen C. Rogers is the only member who is an "interested person" as that term is defined in the Investment Company Act. The remaining members are Independent Trustees. The Independent Trustees meet separately to consider a variety of matters that are scheduled to come before the board and meet periodically with the Funds' Chief Compliance Officer and fund auditors. They are advised by independent legal counsel. No Independent Trustee may serve as an officer or employee of a fund. The board has also established several committees, as described below. The Audit Committee is comprised solely of Independent Trustees. The board has no lead Independent Trustee. The board believes that the current leadership structure, with Independent Trustees filling all but one position on the board is appropriate and allows for independent oversight of the Funds.1

Audit Committee: The Board has an Audit Committee comprised only of the Independent Trustees (currently, Messrs. Quazzo, Kogler, and Sutro). The Audit Committee has the responsibility, among other things, to (1) recommend the selection of the Funds' independent auditors; (2) review and approve the scope of the independent auditors' audit activity; (3) review the financial statements which are the subject of the independent auditor's certifications; and (4) review with such independent auditors the adequacy of the Funds' basic accounting system and the effectiveness of the Funds' internal accounting controls. During the fiscal year ended December 31, 2015, there were two meetings of the Audit Committee.

Pricing Committee: The Board has a Pricing Committee, comprised of the Independent Trustees of the Trust, certain officers of the Trust and of the Manager, which reviews and monitors the pricing policies adopted by the Board. The Pricing Committee is responsible for determining the fair value of each Fund's securities as needed in accordance with the pricing policies and performs such other tasks as the Board deems necessary. The Pricing Committee meets on an ad hoc basis to discuss issues relating to the valuation of securities held by the Funds. Committee members are required to report actions taken at their meetings at the next scheduled Board meeting following the Pricing Committee's meeting. The Pricing Committee may take action if at least two members of the Pricing Committee meet in person or via telephone or be electronic exchange. During the fiscal year ended December 31, 2015, there were X meetings of the Pricing Committee.

Risk Oversight by the Board
As previously disclosed, the board oversees the management of the funds and meets at least quarterly with management of the advisor to review reports and receive information regarding fund operations. Risk oversight relating to the funds is one component of the board's oversight and is undertaken in connection with the duties of the board. As described in the previous section, the board's committees assist the board in overseeing various types of risks relating to the funds. The board receives regular reports from each committee regarding the committee's areas of responsibility and, through those reports and its regular interactions with management of the advisor during and between meetings, analyzes, evaluates, and provides feedback on the advisor's risk management processes. In addition, the board receives information regarding, and has discussions with senior management of the advisor about, the advisor's enterprise risk management systems and strategies. There can be no assurance that all elements of risk, or even all elements of material risk, will be disclosed to or identified by the board.

As shown in the following table, the Fund pays the fees of the Trustees who are not affiliated with the Advisor, which are currently $X.XX per Trustee per quarter. The table provides information regarding the Fund as of XX/XX/XXXX.

Name/Position	Aggregate Fund Group compensation	Pension or Estimated Retirement benefits accrued as Fund expenses	Annual benefits upon retirement	Total compensation respecting Registrant and Fund complex paid to Trustees
Stephen C. Rogers[1] Chairman of the Board & Trustee	$X.XX	None	None	$X.XX
Kevin T. Kogler Trustee	$X.XX	None	None	$X.XX
Stephen H. Sutro Trustee	$X.XX	None	None	$X.XX
Marco L. Quazzo Trustee**	$X.XX	None	None	$X.XX

Dollar Range of equity holdings in the Funds as of December 31, XXXX:

Kevin T. Kogler	$X.XX
Stephen H. Sutro	$X.XX
Marco Quazzo	$X.XX

[1]	Basis of Interestedness. Stephen C. Rogers is affiliated with Shelton Capital Management, which is the investment advisor of the Funds.

Aggregate Dollar Range of Equity Securities in the Trust and Fund Complex:

Shelton Funds
Stephen C. Rogers	$X.XX
Marco Quazzo**	$X.XX
Kevin T. Kogler	$X.XX
Stephen H. Sutro	$X.XX

**	Marco L. Quazzo joined the Board on August 21, 2014

INVESTMENT ADVISOR

Investment Advisory and Other Services
Shelton Capital Management, a California Limited Partnership, is the investment advisor to the Fund pursuant to the Management Agreement dated XX/XX/XXXX and effective as of XX/XX/XXXX, between the Fund and the Advisor (the “Advisory Agreement”). The Advisor is controlled by its general partner, RFS Partners, L.P., which in turn is controlled by its general partner, RFS Incorporated (a subchapter S corporation), which in turn is controlled by a private family trust of which Mr. Stephen C. Rogers is a co-trustee.  Shelton Capital Management manages $X.XXX billion in assets as of XX/XX/XXXX.  The assets under management are comprised of $X.XXX billion in mutual fund assets and $XXX million in private client assets. Shelton Capital Management has been managing mutual funds since 1985.  Pursuant to the Advisory Agreement, the Advisor is required to provide investment research and portfolio management, including the selection of securities for the Fund to purchase, hold, or sell and the selection of brokers or dealers through whom the portfolio transactions of the Fund are executed. The Advisor’s activities are subject to review and supervision by the Board of Trustees to which the Advisor renders periodic reports of the Fund’s investment activities.
The Fund pays for its own operating expenses and for its share of the Fund expenses not assumed by the Advisor, including, but not limited to, legal fees and expenses of counsel to the Fund; auditing and accounting expenses; taxes and governmental fees; dues and expenses incurred in connection with membership in investment company organizations; fees and expenses of the Fund’s custodian, any sub-custodians, transfer agents and registrars; fees and expenses with respect to administration; expenses for portfolio pricing services by a pricing agent, if any; expenses of preparing share certificates and other expenses in connection with the issuance, offering and underwriting of shares issued by the Fund; expenses relating to investor and public relations; expenses of registering or qualifying securities of the Fund for public sale; freight, insurance and other charges in connection with the shipment of the Fund’s portfolio securities; brokerage commissions or other costs of acquiring or disposing of any portfolio holding of the Fund; expenses of preparation and distribution of reports, notices and dividends to Fund shareholders; expenses of the Fund’s dividend reinvestment and cash purchase plan; costs of stationery; any litigation expenses; costs of Fund shareholder’s and other meetings.

Expenses not expressly assumed by the Advisor under the Investment Advisory Agreement are paid by the Fund. Under the terms of the Investment Advisory Agreement, the Fund is responsible for the payment of the following expenses among others: (a) the fees payable to the Advisor; (b) the fees and expenses of Trustees who are not affiliated persons of the Advisor or Distributor (as defined under the section entitled “The Distributor”); (c) the fees and certain expenses of the Custodian (as defined under the section entitled “Custodian”) and Transfer and Dividend Disbursing Agent (as defined under the section entitled “Transfer Agent”), including the cost of maintaining certain required records of the Fund and of pricing the Fund’s shares; (d) the charges and expenses of legal counsel and independent accountants for the Fund; (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions; (f) all taxes and corporate fees payable by the Fund to governmental agencies; (g) the fees of any trade association of which the Fund may be a member; (h) the cost of share certificates representing shares of the Fund; (i) the cost of fidelity and liability insurance; (j) the fees and expenses involved in registering and maintaining registration of the Fund and of shares with the SEC, qualifying its shares under state securities laws, including the preparation and printing of the Fund’s registration statements and prospectuses for such purposes; (k) all expenses of shareholders and Trustees’ meetings (including travel expenses of trustees and officers of the Trust who are directors, officers or employees of the Advisor) and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders; and (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.

The Advisory Agreement is currently in effect until XX/XX/XXXX, and will be in effect thereafter only if it is renewed for successive periods not exceeding one year by (i) the Board of Trustees or a vote of a majority of the outstanding voting securities of the Funds, and (ii) a vote of a majority of the Trustees who are not parties to the Advisory Agreement or an interested person of any such party (other than as a Trustee), cast in person at a meeting called for the purpose of voting on the Advisory Agreement.

The Advisory Agreement may be terminated without penalty at any time by the Funds (either by the Board of Trustees or by a majority vote of the Fund’s outstanding shares) with 60 day’s written notice. The Advisory Agreement may also be terminated by the Advisor on 60-days’ written notice and will automatically terminate in the event of its assignment as defined in the 1940 Act.

The table below provides information about the advisory fees paid to the Advisor by the Fund for the last two fiscal years:

Fiscal Year Ended	Management Fee	Fees Earned by the Advisor	Advisory Fees Waived	Net Fees Earned by the Advisor	Expense Reimbursed	Amount Subject to Recoupment
XX/XX/XXXX	X.XX%	$X	$X	$X	$X	$X
XX/XX/XXXX	X.XX%	$X	$X	$X	$X	$X

Expense Limitation Agreement

The Advisor has contractually agreed to reduce the Fund’s fees and/or to absorb expenses of the Fund until at least XX/XX/XXXX, to ensure that total annual Fund operating expenses (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions; expenses of other investment companies in which the Fund may invest (“acquired fund fees and expenses”); borrowing costs, such as interest and dividend expenses on securities sold short; taxes; and extraordinary expenses, such as litigation expenses) do not exceed the percentages in the table below, expressed as a percentage of average daily net assets attributable to each respective share class of the Fund. This agreement may be terminated by the Board on 60 days’ written notice to the Advisor. These expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three-year basis (within three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the below expense limits. Fee waiver and reimbursement arrangements can decrease the Fund’s expenses and increase its performance.

Fund	Expense Cap	Minimum Duration
Shelton Real Assets Fund	x.xx%	XX/XX/XXXX

Codes of Ethics

The Trust, the Advisor and the Distributor each have adopted a code of ethics under Rule 17j-1 under the 40 Act that governs the personal securities transactions of their board members, officers and employees who may have access to current trading information of the Trust. Under the code of ethics adopted by the Trust (the “Code”), the Trustees are permitted to invest in securities that may also be purchased by the Fund.

In addition, the Trust has adopted a separate code of ethics that applies only to the Trust’s executive officers to ensure that these officers promote professional conduct in the practice of corporate governance and management. The purpose behind these guidelines is to promote (i) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; (ii) full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Securities and Exchange Commission and in other public communications made by the Fund; (iii) compliance with applicable governmental laws, rule and regulations; (iv) the prompt internal reporting of violations of this Code to an appropriate person or persons identified in the Code; and (v) accountability for adherence to the Code.

Proxy Voting Policies

The Board has adopted Proxy Voting Policies and Procedures (“Policies”) on behalf of the Trust, which delegate the responsibility for voting proxies to the Advisor, subject to the Board’s continuing oversight. The Policies require that the Advisor vote proxies received in a manner consistent with the best interests of the Fund and its shareholders. The Policies also require the Advisor to present to the Board, at least annually, the Advisor’s Proxy Policies and a record of each proxy voted by the Advisor on behalf of the Fund, including a report on the resolution of all proxies identified by the Advisor as involving a conflict of interest.

Where a proxy proposal raises a material conflict between the Advisor’s interests and the Fund’s interests, the Advisor will resolve the conflict by voting in accordance with the policy guidelines or at the client’s directive using the recommendation of an independent third party. If the third party’s recommendations are not received in a timely fashion, the Advisor will abstain from voting the securities held by that client’s account. A copy of the Advisor’s proxy voting policies is attached hereto as Appendix A.

More information. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling the Fund at 1-800-955-9988 and (2) on the U.S. Securities and Exchange Commission’s website at http://www.sec.gov and will be sent within three business days of receipt of a request.

Proxy Voting Policies and Procedures
The Board of Trustees has delegated to the Advisor the authority to vote proxies of companies held in the Fund’s portfolio. The Advisor has entered into a proxy service agreement with Glass Lewis and intends to apply Glass Lewis’ pre-determined proxy voting guidelines when voting proxies on behalf of the Fund. The Advisor recognizes that an investment advisor is a fiduciary that owes its clients, including the Fund, a duty of utmost good faith and full and fair disclosure of all material facts. An investment advisor’s duty of loyalty requires an advisor to vote proxies in a manner consistent with the best interest of its clients and precludes the advisor from subrogating the clients’ interests to its own. In addition, an investment advisor voting proxies on behalf of the Fund must do so in a manner consistent with the best interests of the fund and its shareholders. The Board, in conjunction with the Advisor, seeks to balance the benefits of voting the proxies against the associated costs to the shareholders and have determined that entry into a third party proxy services agreement is in the best interest of the Fund and its shareholders. The Board will review its determination at least annually. The Advisor seeks to avoid material conflicts of interest by voting in accordance with an independent third party’s pre-determined written proxy voting guidelines (the “Voting Guidelines”) in an objective and consistent manner across client accounts, based on internal and external research performed by Glass Lewis without consideration of any client relationship factors. Further, the Advisor may engage a third party as an independent fiduciary, as required, to vote all proxies of the Fund, and may engage an independent fiduciary to vote proxies of other issuers at its discretion. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended XX/XX/XXXX is available (1) by calling the Fund at (800) 955-9988, or (2) on the SEC’s website at http://www.sec.gov.

THE DISTRIBUTOR
RFS Partners, LLP, 1050 17th Street, Suite 1710, Denver CO 80265-2077 (the “Distributor”) serves as the principal underwriter and national distributor for the shares of the Trust pursuant to an Underwriting Agreement with the Trust (the “Underwriting Agreement”). The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state’s securities laws and is a member of FINRA. The offering of the Fund’s shares are continuous. The Underwriting Agreement provides that the Distributor, as agent in connection with the distribution of Fund shares, will use reasonable efforts to facilitate the sale of the Fund’s shares.

The Underwriting Agreement provides that, unless sooner terminated, it will continue in effect for two years initially and thereafter shall continue from year to year, subject to annual approval by (a) the Board or a vote of a majority of the outstanding shares, and (b) by a majority of the Trustees who are not interested persons of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval.

The Underwriting Agreement may be terminated by the Fund at any time, without the payment of any penalty, by vote of a majority of the entire Board of the Trust or by vote of a majority of the outstanding shares of the Fund on 60 days’ written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days’ written notice to the Fund. The Underwriting Agreement will automatically terminate in the event of its assignment.

PORTFOLIO MANAGERS

The tables below include details about the type, number, and assets under management for the various types of accounts, and total assets in the accounts with respect to which the advisory fee is based on the performance of the accounts. The information is as of XX/XX/XXXX.

Shelton Real Asset Fund

John Smith
Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Investment Advisory Fee is Performance-Based	Assets Managed for which Investment Advisory Fee is Performance-Based
Registered Investment Companies	1	$X	-	-
Other Registered Investment Companies	1	$X	-	-
Other Accounts	-	-	-	-

Bill Smith
Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Investment Advisory Fee is Performance-Based	Assets Managed for which Investment Advisory Fee is Performance-Based
Registered Investment Companies	1	$X	-	-
Other Registered Investment Companies	1	$X	-	-
Other Accounts	-	-	-	-

Conflicts of Interest

Compensation

Under the Portfolio Management Agreement between the Advisor and each portfolio manager, the Advisor pays each portfolio Manager a specified percentage of the advisory fees paid by the Fund to the Advisor. Additionally, due to Mr. Smith’s direct ownership interest in the Advisor, he may receive compensation through his ownership interest to the extent that the Advisor distributes any profits or the value of his ownership interest increases.

Ownership of Securities

The following table shows the dollar range of equity securities beneficially owned by the portfolio managers in the Fund as of XX/XX/XXXX.

ALLOCATION OF PORTFOLIO BROKERAGE

Specific decisions to purchase or sell securities for the Fund are made by the portfolio managers, who are employees of the Advisor. The Advisor is authorized by the Trustees to allocate the orders placed by it on behalf of the Fund to brokers or dealers who may, but need not, provide research or statistical material or other services to the Fund or the Advisor for the Fund’s use. Such allocation is to be in such amounts and proportions as the Advisor may determine.

In selecting a broker or dealer to execute each particular transaction, the Advisor will take the following into consideration:
•	the best net price available;
•	the reliability, integrity and financial condition of the broker or dealer;
•	the size of and difficulty in executing the order; and
•	the value of the expected contribution of the broker or dealer to the investment performance of the Fund on a continuing basis.

Brokers or dealers executing a portfolio transaction on behalf of the Fund may receive a commission in excess of the amount of commission another broker or dealer would have charged for executing the transaction if the Advisor determines in good faith that such commission is reasonable in relation to the value of brokerage, research and other services provided to the Fund. In allocating portfolio brokerage, the Advisor may select brokers or dealers who also provide brokerage, research and other services to other accounts over which the Advisor exercises investment discretion. Some of the services received as the result of Fund transactions may primarily benefit accounts other than those of the Fund, while services received as the result of portfolio transactions effected on behalf of those other accounts may primarily benefit the Fund.

PORTFOLIO TURNOVER

The Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. The calculation excludes from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by that Fund. A 100% turnover rate would occur if all of the Fund’s portfolio securities were replaced once within a one-year period.

OTHER SERVICE PROVIDERS

Fund Accounting and Transfer Agent Services

Gemini Fund Services, LLC (“Gemini”), which has its principal office at 17605 Wright Street, Suite 2, Omaha, Nebraska 68130, serves as administrator, fund accountant and transfer agent for the Fund pursuant to the Fund Services Agreement (the “Agreement”) with the Fund and subject to the supervision of the Board. Gemini is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds. Gemini is an affiliate of the Distributor. Gemini may also provide persons to serve as officers of the Fund. Such officers may be directors, officers or employees of Gemini or its affiliates.

The Agreement became effective on XX/XX/XXXX and will remain in effect for two years from the applicable effective date for the Fund, and will continue in effect for successive twelve-month periods provided that such continuance is specifically approved at least annually by a majority of the Board. The Agreement is terminable by the Board or Gemini on 90 days’ written notice and may be assigned by either party, provided that the Trust may not assign this agreement without the prior written consent of Gemini. The Agreement provides that Gemini shall be without liability for any action reasonably taken or omitted pursuant to the Agreement.

Under the Agreement, Gemini performs accounting services, including: (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the 40 Act; (iii) production of the Fund’s listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v) calculation of yield and total return for the Fund; (vi) maintaining certain books and records described in Rule 31a-1 under the 40 Act, and reconciling account information and balances among the Fund’s custodian and Advisor; and (vii) monitoring and evaluating daily income and expense accruals, and sales and redemptions of shares of the Fund.

Gemini also acts as transfer, dividend disbursing, and shareholder servicing agent for the Fund pursuant to the Agreement. Under the agreement, Gemini is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

Custodian

US Bank (the “Custodian”) serves as the custodian of the Fund’s assets pursuant to a Custody Agreement by and between the Custodian and the Trust on behalf of the Fund. The Custodian’s responsibilities include safeguarding and controlling the Fund’s cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund’s investments. Pursuant to the Custody Agreement, the Custodian also maintains original entry documents and books of record and general ledgers; posts cash receipts and disbursements; and records purchases and sales based upon communications from the Advisor. The Fund may employ foreign sub-custodians that are approved by the Board to hold foreign assets. The Custodian’s principal place of business is 425 Walnut Street, Cincinnati, OH 45202.

DESCRIPTION OF SHARES

Each share of beneficial interest of the Trust has one vote in the election of Trustees. Cumulative voting is not authorized for the Trust. This means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and, in that event, the holders of the remaining shares will be unable to elect any Trustees.

Shareholders of the Trust and any other future series of the Trust will vote in the aggregate and not by series except as otherwise required by law or when the Board determines that the matter to be voted upon affects only the interest of the shareholders of a particular series or classes. Matters such as ratification of the independent public accountants and election of Trustees are not subject to separate voting requirements and may be acted upon by shareholders of the Trust voting without regard to series.

The Trust is authorized to issue an unlimited number of shares of beneficial interest. Each share has equal dividend, distribution and liquidation rights. There are no conversion or preemptive rights applicable to any shares of the Fund. All shares issued are fully paid and non-assessable.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). To ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program. The Trust’s Secretary serves as its Anti-Money Laundering Compliance Officer.

Procedures to implement the Program include, but are not limited to, determining that the Fund’s Distributor and Transfer Agent have established proper anti-money laundering procedures, reported suspicious and/or fraudulent activity and a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

As a result of the Program, the Trust may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or proceeds of the account to a governmental agency.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Determination of Net Asset Value Per Share (“NAV”)

As indicated in the Prospectus under the heading “How Shares are Priced,” the net asset value (“NAV”) of the Fund’s shares is determined by dividing the total value of the Fund’s portfolio investments and other assets, less any liabilities, by the total number of shares outstanding of the Fund.

The portfolio securities of the Fund are generally valued at the last reported sale price on the principal exchange on which they were traded. In the case of the futures contracts held by the Fund, the valuation is determined using the settle price provided by the Chicago Mercantile Exchange, the Intercontinental Exchange, Inc. ("ICE") or other applicable exchange, depending on the exchange the contract trades on, typically as of 1:15 p.m., PST.  Securities held by the Fund that have no reported last sale for any day that the Fund's NAV is calculated and securities and other assets for which market quotations are readily available are valued at the latest available bid price.  All other securities and assets are valued at their fair value as determined in good faith by the Board of Trustees.  Regardless of the method by which a security's value would otherwise be determined, if significant events affecting the security occur after the close of the exchange on which such security is traded, the Board of Trustees may determine in good faith the fair value of such security.  Securities with remaining maturities of 60 days or less are valued on the amortized cost basis unless the Board of Trustees determines that such valuation does not reflect fair value.  The Fund may also utilize a pricing service, bank, or broker/dealer experienced in such matters to perform any of the pricing functions.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares.

Fund shares are valued at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange is open. For purposes of calculating the NAV, the Fund normally uses pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of the security or the NAV determined earlier that day.

In unusual circumstances, instead of valuing securities in the usual manner, the Fund may value securities at fair value or estimate their value as determined in good faith by the Board or their designees, pursuant to procedures approved by the Board. Fair valuation may also be used by the Board if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.

The Trust expects that the holidays upon which the Exchange will be closed are as follows: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Purchase Orders
The purchase price for shares of the Fund is the net asset value of such shares next determined after receipt and acceptance of a purchase order in proper form by the Transfer Agent. Once shares of the Fund are purchased, dividends, if any, will start being credited to the investor's account on the day following the effective date of purchase and continue through the day the shares in the account are redeemed. All checks are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. dollars on a U.S. bank. Checks drawn in U.S. funds on foreign banks will not be credited to the shareholder's account and dividends will not begin accruing until the proceeds are collected, which can take a long period of time. Payments transmitted by wire and received by the Transfer Agent prior to the close of the Fund, normally at 4:00 p.m. Eastern time (1:00 p.m. PST) on any business day are effective on the same day as received. Wire payments received by the Transfer Agent after that time will normally be effective on the next business day and such purchases will be made at the net asset value next calculated after receipt of that payment.

Shareholder Accounting
All purchases of Fund shares will be credited to the shareholder in full and fractional shares of the Fund (rounded to the nearest 1/1000 of a share) in an account maintained for the shareholder by the Transfer Agent. Share certificates will not be issued for the Fund at any time. To open an account in the name of a corporation, a resolution of that corporation's board of directors will be required. Other evidence of corporate status or the authority of account signatories may be required. The Fund reserves the right to reject any order for the purchase of shares of the Fund, in whole or in part. In addition, the offering of shares of the Fund may be suspended by the Fund at any time and resumed at any time thereafter.

Shareholder Redemptions
All requests for redemption and all share assignments should be sent to the Fund, c/o Gemini Fund Services, LLC, 17605 Wright Street, Omaha, NE 68130, or, for telephone redemptions, by calling the Fund at (800) 955-9988. For online redemptions, visit the Fund's website at www.sheltoncap.com. Redemptions will be made in cash at the net asset value per share next determined after receipt by the Transfer Agent of a redemption request in proper form, including all share certificates, if any, share assignments, signature guarantees, and other documentation as may be required by the transfer agent.  As described below, the Fund may elect to make certain redemptions in kind.  Any redemption for shares held 90 days or less from the date of purchase will be subject to a 2% redemption fee. The amount received upon redemption may be more or less than the shareholder's original investment. The Trust will attempt to make payment for all redemptions within one business day, but in no event later than seven days after receipt of such redemption request in proper form. However, the Trust reserves the right to suspend redemptions or postpone the date of payment (1) for any periods during which the NYSE is closed (other than for the customary weekend and holiday closings), (2) when trading in the markets the Fund usually utilize is restricted or an emergency exists, as determined by the appropriate regulatory body, so that disposal of the Fund's investments or the determination of the Fund's net asset value is not reasonably practicable, or (3) for such other periods as the SEC by order may permit for the protection of the Fund's shareholders. Also, the Trust will not mail redemption proceeds until checks used for the purchase of the shares have cleared, which can take up to 15 days. As of the date of this statement of additional information, the Trust understands that the NYSE is closed for the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. On holidays in which the Custodian is closed, any transactions will be processed on the following business day. Due to the relatively high cost of handling small investments, the Trust reserves the right to redeem, involuntarily, at net asset value, the shares of any shareholder whose accounts in the Fund have an aggregate value of less than $1,000, but only where the value of such accounts has been reduced by such shareholder's prior voluntary redemption of shares. In any event, before the Trust redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in that shareholder's account is less than the minimum amount and allow that shareholder 30 days to make an additional investment in an amount which will increase the aggregate value of that shareholder's accounts to at least $1,000 before the redemption is processed. In an effort to discourage market timing, the Trust has adopted certain controls and procedures, including policies regarding the use of the "exchange privilege" (as described in the Prospectus).   In the event that a substantial portion of the Fund's shareholders should, within a short period, elect to redeem their shares of the Fund pursuant to the exchange privilege, the Fund might have to liquidate portfolio securities it might otherwise hold and incur the additional costs related to such transactions. The exchange privilege may be terminated or suspended by the Fund upon 60-days’ prior notice to shareholders.

Redemptions In-Kind
The Trust has elected to rely on the provisions of Rule 18f-1 under the 1940 Act, pursuant to which it is obligated to pay in cash all requests for redemptions by any Shareholder of record, limited in amount with respect to each Shareholder during any 90-day period to the lesser of $250,000 or 1% of the net asset value of the Trust at the beginning of such period.  Such commitment is irrevocable without the prior approval of the SEC. In the case of requests for redemption in excess of such amounts, the Board of Trustees reserve the right to make payments in whole or in part in securities or other assets of the Fund from which the shareholder is redeeming in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In such circumstances, the securities distributed would be valued at the price used to compute the Fund's net asset value. Should the Fund do so, a shareholder would likely incur transaction fees in converting the securities to cash.

TAX STATUS

The following discussion is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. All shareholders should consult a qualified tax adviser regarding their investment in the Fund.

The Fund intends to qualify and has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and intends to continue to so qualify, which requires compliance with certain requirements concerning the sources of its income, diversification of its assets, and the amount and timing of its distributions to shareholders, as described more fully below. Such qualification does not involve supervision of management or investment practices or policies by any government agency or bureau. By so qualifying, the Fund should not be subject to federal income or excise tax on its investment company taxable income or net capital gain, which are distributed to shareholders in accordance with the applicable timing requirements. Investment company taxable income and net capital gain of the Fund will be computed in accordance with Section 852 of the Code.

Investment company taxable income is made up of dividends and interest less expenses, plus any excess of net short-term capital gains over net long-term capital losses. Net capital gain (that is, the excess of net long-term capital gains over net-short-term capital losses) for a fiscal year is computed by taking into account any capital loss carry forward of the Fund. Capital losses incurred in tax years beginning after December 22, 2010 may now be carried forward indefinitely and retain the character of the original loss. Under previously enacted laws, capital losses could be carried forward to offset any capital gains for eight years, and carried forward as short-term capital, irrespective of the character of the original loss. Capital loss carry forwards are available to offset future realized capital gains. To the extent that these carry forwards are used to offset future capital gains it is probable that the amount offset will not be distributed to shareholders.

To be treated as a regulated investment company under Subchapter M of the Code, the Fund must (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and net income from “publicly traded partnerships” (as defined in Section 851(h) of the Code), and (b) diversify its holding so that, at the end of each quarter, (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer, or two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses, or the securities of certain publicly traded partnerships.

If the Fund qualifies as a regulated investment company and distributes to its shareholders each taxable year an amount equal to or exceeding the sum of (i) 90% of its investment company taxable income without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the Fund generally will not be subject to U.S. federal income tax on any income of the Fund, including net capital gain distributed to shareholders. If, however, the Fund meets such distribution requirements, but chooses to retain a portion of its investment company taxable income or net capital gain, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained.

The Fund intends to distribute all of its investment company taxable income and any net capital gains in accordance with the timing requirements imposed by the Code and therefore should not be required to pay any federal income or excise taxes. Distributions of investment company taxable income and net capital gain will be made after the end of each fiscal year ending October 31, and no later than December 31 of each year. Both types of distributions will be in shares of the Fund unless a shareholder elects to receive cash.

If the Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such the Fund would be required to pay income taxes on its investment company taxable income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of the Fund generally would not be liable for income tax on the Fund’s investment company taxable income or net realized capital gains in their individual capacities. Distributions to shareholders, whether from the Fund’s investment company taxable income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

The Fund is subject to a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gain under a prescribed formula contained in Section 4982 of the Code. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund’s ordinary income for the calendar year and at least 98.2% of its capital gain net income (i.e., the excess of its capital gains over capital losses) realized during the one-year period ending October 31 during such year plus 100% of any income that was neither distributed nor taxed to the Fund during the preceding calendar year. Under ordinary circumstances, the Fund expects to time its distributions so as to avoid liability for this tax.

Dividends or distributions declared in October, November or December as of a record date in such a month, if any, will be deemed to have been received by shareholders on December 31, if paid during January of the following year. Redemptions of shares may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements. In addition, certain other distributions made after the close of a taxable year of the Fund may be “spilled back” and treated as paid by the Fund (except for the purposes of the 4% excise tax) during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made.

The following discussion of tax consequences is for the general information of shareholders that are subject to tax. Shareholders that are IRAs or other qualified retirement plans are exempt from income taxation under the Code.

Distributions of investment company taxable income and the excess of net short-term capital gain over net long-term capital loss are taxable to shareholders as ordinary income. Because the Fund’s income is derived primarily from sources that do not pay “qualified dividend income,” dividends from the Fund generally are not expected to qualify for taxation at the long-term capital gain rates available to individuals on qualified dividend income. Furthermore, dividends from the Fund generally are not expected to qualify for the dividends-received deduction for shareholders that are corporations. Distributions of net capital gain (“capital gain dividends”) generally are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Fund have been held by such shareholders.

Distributions by the Fund in excess of the Fund’s current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) a shareholder’s tax basis in his or her Fund shares and any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below. Distributions of investment company taxable income and net capital gain will be taxable as described above, whether received in additional cash or shares. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the amount of cash the shareholder could have received.

A redemption of Fund shares by a shareholder will result in the recognition of taxable gain or loss in an amount equal to the difference between the amount realized and the shareholder’s tax basis in his or her Fund shares. Such gain or loss is treated as a capital gain or loss if the shares are held as capital assets. However, any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as capital gain dividends during such six-month period. All or a portion of any loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain investment company taxable income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceed certain threshold amounts.

Under the Code, the Fund will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of investment company taxable income and net capital gain and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law, or if the Fund is notified by the IRS or a broker that withholding is required due to an incorrect TIN or a previous failure to report taxable interest or dividends. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

Due to recent legislation, the Fund (or its administrative agent) is required to report to the IRS and furnish to shareholders the cost basis information for sale transactions of shares purchased on or after January 1, 2012. Shareholders may elect to have one of several cost basis methods applied to their account when calculating the cost basis of shares sold, including average cost, FIFO or some other specific identification method. Unless you instruct otherwise, the Fund will use average cost as its default cost basis method, and will treat sales as first coming from shares purchased prior to January 1, 2012. If average cost is used for the first sale of shares covered by these new rules, the shareholder may only use an alternative cost basis method for shares purchased prospectively. Shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation. Shareholders that hold their shares through a financial intermediary should contact such financial intermediary with respect to reporting of cost basis and available elections for their accounts.

Foreign Shareholders

The foregoing discussion relates only to U.S. federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and domestic corporations, partnerships, trusts and estates). Shareholders who are not U.S. persons should consult their tax advisors regarding U.S. and foreign tax consequences of ownership of shares of the Fund, including the likelihood that distributions to them would be subject to withholding of U.S. federal income tax at a rate of 30% (or at a lower rate under a tax treaty) and the possibility they may be subject to U.S. estate tax. For taxable years beginning before 2014 (or a later date if extended by Congress), a portion of the Fund’s distributions received by a foreign shareholder may, however, be exempt from U.S. withholding tax to the extent properly reported by the Fund as attributable to U.S. source interest income and short-term capital gains.

Effective January 1, 2014, the Fund will be required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2017) redemption proceeds made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

Options, Futures, Forward Contracts and Swap Agreements

To the extent such investments are permissible for the Fund, the Fund’s transactions in options, futures contracts, hedging transactions, forward contracts, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

Passive Foreign Investment Companies

Investment by the Fund in a “passive foreign investment company” (“PFIC”) could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to treat a PFIC as a “qualified electing fund” (“QEF election”), in which case the Fund will be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives any distribution from the company.

The Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed for the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return.

Foreign Currency Transactions

The Fund’s transactions in foreign currencies, foreign currency-denominated fixed income securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Foreign Taxation

Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties and conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Fund may be able to elect to “pass through” to the Fund’s shareholders the amount of eligible foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his or her taxable income or to use it as a foreign tax credit against his or her U.S. federal income tax liability, subject to certain limitations. In particular, a shareholder must hold his or her shares (without protection from risk of loss) on the ex-dividend date and for at least 15 more days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a gain dividend. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the Fund’s taxable year whether the foreign taxes paid by that Fund will “pass through” for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund’s income will flow through to shareholders of the Fund. With respect to the Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated fixed income securities, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. A shareholder may be unable to claim a credit for the full amount of his or her proportionate share of the foreign taxes paid by the Fund. The foreign tax credit can be used to offset only 90% of the revised alternative minimum tax imposed on corporations and individuals and foreign taxes generally are not deductible in computing alternative minimum taxable income.

Original Issue Discount, Pay-In-Kind and Market Discount Securities

Investments by the Fund in zero coupon securities, deferred interest securities, other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently) or pay-in-kind securities will require the Fund to accrue income on such investments for each taxable year, generally prior to the receipt of the corresponding cash payments. However, the Fund must distribute, at least annually, all or substantially all of its net income, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, the Fund may have to dispose of portfolio securities under disadvantageous circumstances to generate cash to satisfy its distribution requirements.

By holding the foregoing kinds of securities, the Fund may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

Wholly Owned Subsidiary

The Fund intends to invest a portion of its assets in the Subsidiary, which will be classified as a corporation for U.S. federal income tax purposes. A foreign corporation, such as the Subsidiary, will generally not be subject to U.S. federal income taxation unless it is deemed to be engaged in a U.S. trade or business. It is expected that the Subsidiary will conduct its activities in a manner so as to meet the requirements of a safe harbor under Section 864(b)(2) of the Internal Revenue Code (the "Safe Harbor") pursuant to which the Subsidiary, provided it is not a dealer in stocks, securities or commodities, may engage in the following activities without being deemed to be engaged in a U.S. trade or business: (1) trading in stocks or securities (including contracts or options to buy or sell securities) for its own account; and (2) trading, for its own account, in commodities that are "of a kind customarily dealt in on an organized commodity exchange" if the transaction is of a kind customarily consummated at such place. Thus, the Subsidiary's securities and commodities trading activities should not constitute a U.S. trade or business. However, if certain of the Subsidiary's activities were determined not to be of the type described in the Safe Harbor or if the Subsidiary's gains are attributable to investments in securities that constitute U.S. real property interests (which is not expected), then the activities of the Subsidiary may constitute a U.S. trade or business, or be taxed as such.

In general, a foreign corporation that does not conduct a U.S. trade or business is nonetheless subject to tax at a flat rate of 30 percent (or lower tax treaty rate), generally payable through withholding, on the gross amount of certain U.S.-source income that is not effectively connected with a U.S. trade or business. There is presently no tax treaty in force between the U.S. and the Cayman Islands that would reduce this rate of withholding tax. Income subject to such a flat tax includes dividends and certain interest income.  The 30 percent tax does not apply to U.S.-source capital gains (whether long-term or short-term) or to interest paid to a foreign corporation on its deposits with U.S. banks. The 30 percent tax also does not apply to interest which qualifies as "portfolio interest." The term "portfolio interest" generally includes interest (including original issue discount) on an obligation in registered form which has been issued after July 18, 1984 and with respect to which the person, who would otherwise be required to deduct and withhold the 30 percent tax, received the required statement that the beneficial owner of the obligation is not a U.S. person within the meaning of the Internal Revenue Code.

Effective January 1, 2014, payments to the Subsidiary of U.S. source income and (effective January 1, 2017) gross proceeds from U.S. source interest- and dividend-bearing securities will be subject to U.S. withholding tax (at a 30% rate) if the Subsidiary fails to comply   (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Detailed guidance as to the mechanics and scope of this new reporting and withholding regime is continuing to develop.

The Subsidiary will be wholly-owned by the Fund. A U.S. person who owns (directly, indirectly or constructively) 10 percent or more of the total combined voting power of all classes of stock of a foreign corporation is a "U.S. Shareholder" for purposes of the controlled foreign corporation ("CFC") provisions of the Internal Revenue Code. A foreign corporation is a CFC if, on any day of its taxable year, more than 50 percent of the voting power or value of its stock is owned (directly, indirectly or constructively) by "U.S. Shareholders." Because the Fund is a U.S. person that will own all of the stock of the Subsidiary, the Fund will be a "U.S. Shareholder" and the Subsidiary will be a CFC. As a "U.S. Shareholder," the Fund will be required to include in gross income for United States federal income tax purposes all of the Subsidiary's "subpart F income" (defined, in part, below), whether or not such income is distributed by the Subsidiary. It is expected that all of the Subsidiary's income will be "subpart F income." "Subpart F income" generally includes interest, original issue discount, dividends, net gains from the disposition of stocks or securities, receipts with respect to securities loans and net payments received with respect to equity swaps and similar derivatives. "Subpart F income" also includes the excess of gains over losses from transactions (including futures, forward and similar transactions) in any commodities. The Fund's recognition of the Subsidiary's "subpart F income" will increase the Fund's tax basis in the Subsidiary. Distributions by the Subsidiary to the Fund will be tax-free, to the extent of its previously undistributed "subpart F income," and will correspondingly reduce the Fund's tax basis in the Subsidiary. "Subpart F income" is generally treated as ordinary income, regardless of the character of the Subsidiary's underlying income.

In general, each "U.S. Shareholder" is required to file IRS Form 5471 with its U.S. federal income tax (or information) returns providing information about its ownership of the CFC and the CFC. In addition, a "U.S. Shareholder" may in certain circumstances be required to report a disposition of shares in the Subsidiary by attaching IRS Form 5471 to its U.S. federal income tax (or information) return that it would normally file for the taxable year in which the disposition occurs. In general, these filing requirements will apply to investors of the Fund if the investor is a U.S. person who owns directly, indirectly or constructively (within the meaning of Sections 958(a) and (b) of the Internal Revenue Code) 10 percent or more of the total combined voting power of all classes of voting stock of a foreign corporation that is a CFC for an uninterrupted period of 30 days or more during any tax year of the foreign corporation, and who owned that stock on the last day of that year.

If a shareholder recognizes a loss with respect to Fund shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or a greater amount over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, shareholders of regulated investment companies are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer’s treatment of the loss is proper. Shareholders should consult with their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Shareholders of the Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of the Fund’s shares.

A brief explanation of the form and character of the distribution accompany each distribution. In January of each year the Fund issues to each shareholder a statement of the federal income tax status of all distributions.

Shareholders should consult their tax advisors about the application of federal, state and local and foreign tax law in light of their particular situation.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Tait, Weller, & Baker LLP located at 1818 Market Street, Suite 2400, Philadelphia, PA 19103, serves as the independent registered public accounting firm for the current fiscal year. The firm provides services including (i) audit of annual financial statements, (ii) assistance and consultation in connection with SEC filings, and (iii) other audit related and tax services.

LEGAL COUNSEL

Reed Smith, located at 225 Fifth Avenue, Pittsburgh, PA 15222 serves as the Trust’s legal counsel.

APPENDIX A
Proxy Voting Policy Rule
The Board of Trustees of the Trust has delegated to the Advisor the authority to vote proxies of companies held in the Fund’s portfolio. The Advisor has entered into a proxy service agreement with Glass Lewis and intends to apply Glass Lewis’ pre-determined proxy voting guidelines when voting proxies on behalf of the Fund.

The Advisor recognizes that an investment adviser is a fiduciary that owes its clients, including the Fund, a duty of utmost good faith and full and fair disclosure of all material facts. An investment adviser’s duty of loyalty requires an adviser to vote proxies in a manner consistent with the best interest of its clients and precludes the adviser from subrogating the clients’ interests to its own. In addition, an investment adviser voting proxies on behalf of the Fund must do so in a manner consistent with the best interests of the fund and its shareholders. The Board, in conjunction with the Advisor, seeks to balance the benefits of voting the proxies against the associated costs to the shareholders and has determined that entry into a third party proxy services agreement is in the best interest of the Fund and its shareholders. The Board will review its determination at least annually.

The Advisor seeks to avoid material conflicts of interest by voting in accordance with an independent third party’s pre-determined written proxy voting guidelines (the “Voting Guidelines”).  These Voting Guidelines vote proxies in an objective and consistent manner across client accounts, based on internal and external research performed by Glass Lewis without consideration of any client relationship factors. Further, the Advisor may engage a third party as an independent fiduciary, as required, to vote all proxies of the Fund, and may engage an independent fiduciary to vote proxies of other issuers at its discretion.

All proxies received by the Fund are reviewed, categorized, analyzed and voted in accordance with the Voting Guidelines. The guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in the Advisor’s policies on specific issues. Items that can be categorized under the Voting Guidelines are voted in accordance with any applicable guidelines.

Proposals that cannot be categorized under the Voting Guidelines and raise a material conflict of interest between the Advisor and the Fund are referred to the Fund’s Board of Trustees. Specifically, the Advisor will disclose the conflict to the Board and obtain its consent to the proposed vote in question prior to voting the securities. The disclosure to the Board will include sufficient detail regarding the matter to be voted on and the nature of the Advisor’s conflict so that the Board would be able to make an informed decision regarding the vote. When the Board does not respond to such a conflict disclosure request or denies the request, the Advisor will abstain from voting the securities held by the Fund.

With regard to voting proxies of foreign companies, the Advisor weighs the cost of voting and potential inability to sell the securities (which may occur during the voting process) against the benefit of voting the proxies to determine whether or not to vote. With respect to securities lending transactions, the Advisor seeks to balance the economic benefits of continuing to participate in an open securities lending transaction against the inability to vote proxies.

When evaluating proposals, the Advisor recognizes that the management of a publicly-held company may need protection from the market’s frequent focus on short-term considerations, so as to be able to concentrate on such long-term goals as productivity and development of competitive products and services. In addition, the Advisor generally supports proposals designed to provide management with short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors to the extent such proposals are discrete and not bundled with other proposals. The Advisor believes that a shareholder’s role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its management and voting on matters which properly come to a shareholder vote. However, the Advisor generally opposes proposals designed to insulate an issuer’s management unnecessarily from the wishes of a majority of shareholders. Accordingly, the Advisor generally votes in accordance with management on issues that, at the sole discretion of the Advisor, it believes neither unduly limits the rights and privileges of shareholders nor adversely affects the value of the investment.

Information regarding how the Fund  votes proxies relating to portfolio securities during the most recent 12-month period ended June 30th of each year will be filed on Form N-PX and will be available (1) by calling the Fund at (800) 955-9988, or (2) on the SEC’s website at http:///www.sec.gov.

Appendix B

DESCRIPTION OF SECURITIES RATINGS

A.	Long-Term Credit Ratings

1.      Moody’s

Aaa

Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa

Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A

Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa

Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba

Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B

Obligations rated B are considered speculative and are subject to high credit risk.

Caa

Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca

Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C

Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

2.      Standard & Poor’s

AAA

An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Note:

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

B.	Short Term Credit Ratings

1.	Moody’s

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments.

P-1

Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2

Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP

Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

2.	Standard & Poor’s

A Standard & Poor's issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation. The opinion reflects Standard & Poor's view of the obligor's capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days — including commercial paper.

A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

SHELTON XXXX TRUST

STATEMENT OF ADDITIONAL INFORMATION

XX/XX/XXXX

SHELTON BDC INCOME FUND (XXXXX)

SHELTON GLOBAL REAL ESTATE INCOME FUND (XXXXX)

SHELTON REAL ESTATE INCOME FUND (XXXXX)

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI should be read in conjunction with the current prospectus (the “Prospectus”) for each series of the Shelton XXXX Trust (each, a “Fund”). The SAI is hereby incorporated by reference into each Fund’s Prospectus (legally made a part of the Prospectus). This SAI does not include all information that a prospective investor should consider before purchasing the Fund’s securities. Defined terms used herein, and not otherwise defined herein, have the same meanings as in the Prospectus.

You should obtain and read the Prospectus and any related Prospectus supplement prior to purchasing shares of any Fund. A copy of the Prospectus may be obtained without charge by calling the Fund toll-free at 1-800-955-9988or by visiting www.sheltoncap.com. Information on this website is not incorporated herein by reference. The registration statement of which the Prospectus is a part can be reviewed and copied at the Public Reference Room of the U.S. Securities and Exchange Commission (the “SEC”) at 100 F Street NE, Washington, DC 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-202-551-8090. The Funds’ filings with the SEC are also available to the public on the SEC’s Internet website at www.sec.gov. Copies of these filings may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street NE, Washington, DC 20549.

About the Shelton XXXX Trust

The Shelton XXXX Trust (the “Trust”) currently consists of an open-end management investment company called the Shelton X Fund. The Trust issues shares of beneficial interest with no par value in different series, each known as a “Fund.” Shares of each Fund represent equal proportionate interest in the assets of that Fund only, and have identical voting, dividend, redemption, liquidation, and other rights. Shareholders have no preemptive or other right to subscribe to any additional shares.

The Shelton BDC Income Fund (the “BDC Income Fund”), the Shelton Global Real Estate Income Fund (the “Global Real Estate Income Fund”) and the Shelton Real Estate Income Fund (the “Real Estate Income Fund”) are continuously offered, non-diversified, open-end management investment companies. The BDC Income Fund, Global Real Estate Income Fund and Real Estate Income Fund are also referred to herein individually, as the context indicates, as a “Fund” and collectively as the “Funds.”

Each Fund is series of the Shelton XXXX Trust. The Trust is a Massachusetts statutory trust organized under the laws of the State of Massachusetts on July 15, 1988. The Funds’ principal office is located at 1050 17th Street, Suite 1710, Denver, CO 80265, and their telephone number is 1-800-955-9988. The investment objective and principal investment strategies of a Fund, as well as the principal risks associated with that Fund’s investment strategies, are set forth in the Fund’s prospectus. Certain additional investment information is set forth below.

INVESTMENT POLICIES

Fundamental Investment Policies

Each Fund’s stated fundamental policies, which may be changed only by the affirmative vote of a majority of the outstanding voting securities of the Fund, are listed below. Under the Investment Company Act of 1940, as amended (the “1940 Act”), “majority of the outstanding voting securities of the Fund” means the vote, at an annual or special meeting of shareholders, duly called, of (a) 67% or more of the shares present at such meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy; or (b) more than 50% of the outstanding shares, whichever is less.

All Funds

1.	Borrowing. A Fund may not borrow money, except to the extent permitted by the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder.

2.	Senior Securities. A Fund may not issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder.

3.
Make Loans. A Fund may not make loans to other parties if, as a result, the aggregate value of such loans would exceed one-third of the Fund’s total assets. For the purposes of this limitation, a Fund is not considered to make loans by entering into repurchase agreements, lending securities or acquiring any debt securities.

4.
Underwriting. A Fund may not underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended (the “Securities Act”), in connection with the disposition of its portfolio securities. A Fund may invest in restricted securities (those that must be registered under the Securities Act before they may be offered or sold to the public) to the extent permitted by the 1940 Act.

5.
Real Estate. The Fund may not purchase or sell real estate or interests in real estate. This limitation is not applicable to investments in securities that are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities, such as commercial mortgage-backed securities (“CMBS”). Nor does this limitation preclude the Fund from investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate, including real estate investment trusts (“REITs”).

6.
Commodities. A Fund may not purchase or sell commodities or commodity contracts, including commodity futures contracts, unless acquired as a result of ownership of securities or other investments, except that a Fund may invest in securities or other instruments backed by or linked to commodities, in companies that are engaged in a commodities business or have a significant portion of their assets in commodities or in commodity pools and other entities that purchase and sell commodities and commodity contracts.

BDC Income Fund

7.
Concentration. The BDC Income Fund will invest more than 25% of its assets in business development companies (“BDCs”) but otherwise may not invest more than 25% of its total assets in securities issued by companies or entities engaged in any one industry. The limitation on concentration does not apply to investments in securities issued by the U.S. government or its agencies or instrumentalities.

3

Global Real Estate Income Fund; Real Estate Income Fund

8.
Concentration. The Fund may not invest more than 25% of its total assets in securities issued by companies or entities engaged in any one industry; except, the Fund will invest more than 25% of its total assets in the real estate industry. This limitation does not apply to investments in securities issued by the U.S. government or its agencies or instrumentalities.

 If a restriction on a Fund’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of Fund assets invested in certain securities or other instruments, or change in average duration of the Fund’s investment portfolio resulting from changes in the value of the Fund’s total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by the 1940 Act, as described below. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, reverse repurchase agreements and firm commitment agreements, with appropriate segregation of assets to cover such obligations. As required by the 1940 Act, a Fund may only borrow from a bank and must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If, at any time, the value of a Fund’s assets should fail to meet this 300% coverage test, the Fund will reduce the amount of the Fund’s borrowings to the extent necessary to meet this 300% coverage within three days (not including Sundays and holidays). Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.

Non-Fundamental Investment Policies

The following are additional investment limitations for certain of the Funds. These policies may be changed by the Trust’s Board of Trustees (the “Board”) without shareholder approval.

BDC Income Fund

1.
80% Investment Policy. The BDC Income Fund has adopted a policy to invest at least 80% of its assets (defined as net assets plus the amount of any borrowings for investment purposes) in common stock and other equity securities of BDCs that are traded on one or more nationally recognized securities exchanges, as discussed in the Prospectus. Shareholders of the Fund will be provided with at least 60-days’ prior notice of any change in the Fund’s 80% policy. The notice will be provided in a separate written document containing the following, or a similar statement, in boldface type: “Important Notice Regarding Change in Investment Policy.” The statement will also appear on the envelope in which the notice is delivered, unless the notice is delivered separately from other communications to the shareholder.

Global Real Estate Income Fund; Real Estate Income Fund

2.
80% Investment Policy. Each of the Global Real Estate Income Fund and the Real Estate Income Fund has adopted a policy to invest at least 80% of its assets (defined as net assets plus the amount of any borrowings for investment purposes) in real estate securities, including securities issued by

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REITs, as discussed in the Prospectus. Shareholders of these Funds will be provided with at least 60 days’ prior notice of any change in the Funds’ 80% policies. The notice will be provided in a separate written document containing the following, or a similar statement, in boldface type: “Important Notice Regarding Change in Investment Policy.” The statement will also appear on the envelope in which the notice is delivered, unless the notice is delivered separately from other communications to the shareholder.

3.
Oil, Gas and Minerals. Neither the Global Real Estate Income Fund nor the Real Estate Income Fund may invest in oil, gas or other mineral exploration programs, development programs or leases, except that the Funds may purchase securities of companies engaging in whole or in part in such activities.

4.
Pledging, Mortgaging or Hypothecation of Assets. Neither the Shelton Global Real Estate Income Fund nor the Shelton Real Estate Income Fund may pledge, mortgage or hypothecate its assets except in connection with permitted borrowings.

If a restriction on a Fund’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of the Fund’s assets invested in certain securities or other instruments, or change in average duration of the Fund’s investment portfolio resulting from changes in the value of the Fund’s total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by the 1940 Act, as described above.

ADDITIONAL INVESTMENT ACTIVITIES AND ASSOCIATED RISKS

Each Fund’s Prospectus identifies and summarizes the types of securities and assets in which the Fund may invest as part of its principal investment strategies, and the principal risks associated with such investments. This section of the SAI identifies and summarizes other types of securities and assets in which each Fund may invest. Each of these securities and assets are subject to the same kinds of risks as are described in the Prospectus for each Fund. Certain additional risks associated with each type of investment are identified and described below and apply to each Fund.

Throughout the remainder of this SAI, references to “Sub-Adviser” refers to the sub-adviser of the BDC Income Fund. Information about the sub-adviser of the BDC Income may be found in the Prospectus for the Fund in this SAI under “Management of the Funds” beginning on page X.

Below Investment Grade Securities

The Funds may invest in securities that are rated below investment grade. Securities rated below investment grade are regarded as having predominately speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal, and these bonds are commonly referred to as “high-yield” or “junk” securities. These securities are subject to a greater risk of default. The prices of these lower-grade securities are more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher-grade securities. Lower-grade securities tend to be less liquid than investment-grade securities. The market values of lower-grade securities tend to be more volatile than investment grade securities. A security will be considered to be below investment grade if it is rated as such by one nationally recognized statistical rating organization (“NRSRO”) (for example, below Baa3 or BBB- by Moody’s Investors Services, Inc. (“Moody’s”) or Standard & Poor’s Ratings Services (“S&P”)) or, if unrated, are judged to be below investment grade by the Adviser or the Sub-Adviser. Although a company’s senior debt rating may be, for example, BBB-, an underlying security issued by such company in which a Fund invests may have a lower rating. See Appendix A for a description of certain ratings.

Lower-rated securities, or equivalent unrated securities, may be considered speculative with respect to the issuer’s continuing ability to make principal and interest payments. Analysis of the creditworthiness of issuers of lower-rated securities may be more complex than for issuers of higher-quality debt securities, and a Fund’s ability to achieve its investment objective may, to the extent the Fund is invested in lower-rated securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher-quality securities. An issuer of these securities has a currently identifiable vulnerability to default and the issuer may be in default or there may be present elements of danger with respect to principal or interest.

The secondary markets in which lower-rated securities are traded may be less liquid than the market for higher-grade securities. Less liquidity in the secondary trading markets could adversely affect the price at which a Fund could sell a particular lower-rated security when necessary to meet liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, and could adversely affect and cause large fluctuations in the net asset value (“NAV”) of the Fund’s shares. Adverse publicity and investor perceptions may decrease the values and liquidity of high-yield securities.

It is reasonable to expect that any adverse economic conditions could disrupt the market for lower-rated securities, have an adverse impact on the value of those securities or adversely affect the ability of the issuers of those securities to repay principal or interest on those securities. New laws and proposed new laws may adversely impact the market for lower-rated securities.

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Borrowing and Other Forms of Leverage

The Funds may borrow money to the extent permitted by their investment policies and applicable law.
When a Fund borrows money or otherwise leverages its portfolio, the value of an investment in the Fund will be more volatile and other investment risks will tend to be compounded. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s holdings. In addition to borrowing money from banks, the Funds may engage in certain other investment transactions that may be viewed as forms of financial leverage (e.g., entering into reverse repurchase agreements or dollar rolls; investing collateral from loans of portfolio securities; entering into when-issued, delayed-delivery or forward-commitment transactions; or using derivatives such as swaps, futures, forwards or options).

Cash Reserves

The Funds’ cash reserves will be held to provide sufficient flexibility to take advantage of new opportunities for investments and for other cash needs. If the Adviser or the Sub-Adviser has difficulty finding an adequate number of undervalued equity securities, all or any portion of the Funds’ assets may also be invested temporarily in money market instruments. Money market instruments in which the Funds may invest its cash reserves may consist of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, commercial paper rated by any NRSRO (such as Moody’s or S&P), certificates of deposit, bankers’ acceptances issued by domestic banks having total assets in excess of one billion dollars or money market mutual funds.

Collateralized Mortgage Obligations (“CMOs”) and Multiclass Pass-Through Securities

The Funds may invest in CMOs. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by Government National Mortgage Association (“Ginnie Mae”), Federal National Mortgage Association (“Fannie Mae”) or Federal Home Loan Mortgage Corporation (“Freddie Mac”) certificates, but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral is collectively hereinafter referred to as “Mortgage Assets”). Mortgage Assets may be collateralized by commercial or residential uses. Multiclass pass-through securities are equity interests in a trust composed of Mortgage Assets. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, may require the Funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by Federal Agencies, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. The issuer of a series of mortgage pass-through securities may elect to be treated as a Real Estate Mortgage Investment Conduit (“REMIC”). REMICs include governmental and/or private entities that issue a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities, but unlike CMOs, which are required to be structured as debt securities, REMICs may be structured as indirect ownership interests in the underlying assets of the REMICs themselves. Although CMOs and REMICs differ in certain respects, characteristics of CMOs described below apply in most cases to REMICs as well.

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a “tranche,” is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis. Certain CMOs may have variable or floating interest rates and others may be Stripped Mortgage Securities. For more information on Stripped Mortgage Securities, see “Stripped Mortgage Securities” below.

The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO series in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to certain of the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on other mortgage-backed securities. As part of the process of creating more predictable cash flows on most of the tranches in a series of CMOs, one or more tranches generally must be created that absorb most of the volatility in the cash flows on the underlying mortgage loans. The yields on these tranches are generally higher than prevailing market yields on mortgage-backed securities with similar maturities. As a result of the uncertainty of the cash flows of these tranches, the market prices of and yield on these tranches generally are more volatile.

CMBS

The Funds may invest in CMBS, which are bonds that evidence interests in, or are secured by, a single commercial mortgage loan or a pool of commercial mortgage loans. Accordingly, the CMBS are subject to all the risks of the underlying mortgage loans. The value of CMBS may also change due to shifts in the market’s perception of issuers and regulatory or tax changes adversely affecting the mortgage securities markets as a whole. In addition, CMBS are subject to the credit risk associated with the performance of the underlying mortgage properties, although this can sometimes be reduced by third-party guarantees or other forms of credit support.

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Derivatives Transactions

The Funds may purchase and sell financial futures contracts and options on such contracts. A financial futures contract is an agreement to buy or sell a specific security or financial instrument at a particular price on a stipulated future date. Although some financial futures contracts call for making or taking delivery of the underlying securities or instruments, in most cases these obligations are closed out before the settlement date. The closing of a contractual obligation may be accomplished by purchasing or selling an identical offsetting futures contract. Other financial futures contracts by their terms call for cash settlements.

The Funds may also buy and sell index futures contracts with respect to any stock or bond index traded on a recognized stock exchange or board of trade. An index futures contract is a contract to buy or sell units of an index on a specified future date at a price agreed upon when the contract is made. The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. In addition, the Funds may enter into foreign currency futures contracts, as described below under “Foreign Currency and Currency Hedging Transactions.”

When a Fund purchases a futures contract, an amount of cash or liquid portfolio securities generally equal to the settlement price less any margin deposit will be designated as segregated by the Fund’s custodian. When writing a futures contract, the Fund will maintain with its custodian similar liquid assets that, when added to the amounts deposited with a futures commission merchant or broker as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may “cover” its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund’s custodian).

Each Fund will be authorized to use financial futures contracts and related options for hedging and non-hedging purposes. The Funds may lose the expected benefit of transactions in financial contracts if currency exchange rates or securities prices change in an unanticipated manner. Such unanticipated changes in currency exchange rates or securities prices may also result in poorer overall performance than if the Funds had not entered into any futures transactions.

When purchasing stocks or bonds, the buyer acquires ownership in the security, however, buyers of futures contracts are not entitled to ownership of the underlying commodity until and unless they decide to accept delivery at expiration of the contract. In practice, delivery of the underlying commodity to satisfy a futures contract rarely occurs because most futures traders use the liquidity of the central marketplace to sell their futures contract before expiration.

Price Limits. Some (not all exchanges have price change limits) commodity futures exchanges impose on each commodity futures contract traded on that exchange a maximum permissible price movement for each trading session. If the maximum permissible price movement is achieved on any trading day, no more trades may be executed above (or below, if the price has moved downward) that limit. If a Fund wishes to execute a trade outside the daily permissible price movement, it would be prevented from doing so by exchange rules, and would have to wait for another trading session to execute its transaction.

Price Volatility. Despite the daily price limits on various futures exchanges, the price volatility of commodity futures contracts has been historically greater than that for traditional securities such as stocks and bonds. To the extent that a Fund invests in commodity futures contracts, the assets of the Fund, and therefore the prices of Fund shares, may be subject to greater volatility.

Marking-to-Market Futures Positions. The futures clearinghouse marks every futures contract to market at the end of each trading day to ensure that the outstanding futures obligations are limited to the mark-to-market change in price from one day for any given futures contract. This process of marking-to-market is designed to prevent losses from accumulating in any futures account. Therefore, if a Fund’s futures positions have declined in value, the Fund may be required to post additional margin to cover this decline. Alternatively, if the Fund’s futures positions have increased in value, this increase will be credited to the Fund’s account.

The Funds may also purchase and sell commodity futures contracts and can hold substantial positions in such contracts. The Funds’ investments in commodity futures contracts and related instruments may involve substantial risks. Some of the special characteristics and risks of these investments are described below.

Commodity futures contracts are agreements between two parties. One party agrees to buy a commodity from the other party at a later date at a price and quantity agreed-upon when the contract is made. Commodity futures contracts are traded on futures exchanges. These futures exchanges offer a central marketplace in which to transact futures contracts, a clearing corporation to process trades, a standardization of expiration dates and contract sizes and the availability of a secondary market. Futures markets also specify the terms and conditions of delivery as well as the maximum permissible price movement during a trading session. Additionally, the commodity futures exchanges may have position limit rules that limit the amount of futures contracts that any one party may hold in a particular commodity at any point in time. These position limit rules are designed to prevent any one participant from controlling a significant portion of the market.

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In the commodity futures markets, the exchange clearing corporation takes the other side in all transactions, either buying or selling directly to the market participants. The clearinghouse acts as the counterparty to all exchange-traded futures contracts. That is, the Fund’s obligation is to the clearinghouse, and the Fund will look to the clearinghouse to satisfy the Fund’s rights under the futures contract.

Options on Securities and Stock Indexes. Each Fund may write covered call and put options and purchase call and put options on securities, stock indices or futures contracts that are traded on U.S. exchanges. Each Fund may also enter into over-the-counter put and call options on securities and baskets of securities, indexes and other financial instruments.

An option is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy (in the case of a call option) a specified security or futures contract, as applicable, or to sell (in the case of a put option) a specified security from or to the writer of the option at a designated price during the term of the option. An option on a securities index gives the purchaser of the option, in return for the premium paid, the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option.

Each Fund may write a call or put option only if the option is “covered.” A call option on a security written by a Fund is covered if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option on a security is also covered if the Fund owns a call option on the same security and in the same principal amount as the call option written where the exercise price of the call option held (a) is equal to or less than the exercise price of the call option written or (b) is greater than the exercise price of the call option written if the difference is maintained by the Fund in cash or liquid portfolio securities in a segregated account with its custodian. A put option on a security written by a Fund is “covered” if the Fund maintains similar liquid assets with a value equal to the exercise price designated as segregated at its custodian, or else owns a put option on the same security and in the same principal amount as the put option written where the exercise price of the put option held is equal to or greater than the exercise price of the put option written. The value of the underlying securities on which options may be written at any one time will not exceed 25% of the total assets of the Fund, and the Fund will not purchase put or call options if the aggregate premium paid for such options would exceed 5% of its total assets at the time of purchase.

Each Fund will cover call options on stock indices by owning securities whose price changes, in the opinion of the Adviser or the Sub-Adviser, are expected to be similar to those of the index, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Nevertheless, where a Fund covers a call option on a stock index through ownership of securities, such securities may not match the composition of the index. In that event, the Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. The Fund will cover put options on stock indices by segregating assets equal to the option’s exercise price, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations.

Each Fund will receive a premium for writing a put or call option, which will increase the Fund’s gross income in the event the option expires unexercised or is closed out at a profit. If the value of a security or an index on which the Fund has written a call option falls or remains the same, the Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of any portfolio securities underlying the option. A rise in the value of the security or index underlying a call option written by a Fund, exposes the Fund to possible loss or loss of opportunity to realize appreciation in the value of any portfolio securities underlying or otherwise related to the call option. By writing a put option, the Fund assumes the risk of a decline in the underlying security or index. To the extent that the price changes of any portfolio securities being hedged correlate with changes in the value of the underlying security or index, writing put options on securities or indices will increase the Fund’s losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

Each Fund may also purchase put options to hedge its investments against a decline in value. By purchasing a put option, the Fund will seek to offset a decline in the value of the portfolio securities being hedged through appreciation of the put option. If the value of the Fund’s investments does not decline as anticipated, the Fund’s loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will depend, in part, on the accuracy of the correlation between the changes in value of the underlying security or index and the changes in value of the Fund’s security holdings being hedged.

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Each Fund may purchase call options on individual securities to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. Similarly, each Fund may purchase call options to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting investment.

When purchasing call options, the Fund will bear the risk of losing all or a portion of the premium paid if the value of the underlying security or index does not rise.

There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position, and for certain options not on an exchange no market usually exists. Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or the options exchange could suspend trading after the price has risen or fallen more than the maximum specified by the exchange. Although the Fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, the Fund may experience losses in some cases as a result of such inability.

Foreign Currency Transactions and Currency Hedging Transactions. In order to hedge against foreign currency exchange rate risks from adverse changes in the relationship between the U.S. dollar and foreign currencies (including to hedge against anticipated future changes which otherwise might adversely affect the prices of securities that the Fund intends to purchase at a later date), each Fund may enter into forward foreign currency exchange contracts (forward contracts), foreign currency futures contracts (foreign currency futures), and foreign currency swap agreements (foreign currency swaps), as well as purchase put or call options on foreign currencies, as described below.

A forward currency contract is an obligation to purchase or sell a specific currency for an agreed price on a future date that is individually negotiated and privately traded by currency traders and their customers. A foreign currency future is an exchange-traded contract for the purchase or sale of a specified foreign currency at a specified price at a future date. A foreign currency swap is an agreement between two parties to exchange principal and interest payments on a loan made in one currency for principal and interest payments of a loan of equal value in another currency. Each Fund may enter into a foreign currency forward contract, foreign currency futures contract or foreign currency swap or purchase a currency option, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency or expects to receive a dividend or interest payment on a portfolio holding, in order to “lock in” the U.S. dollar value of the security or payment. In addition, each Fund may enter into a foreign currency forward contract, futures contract or swap or purchase a currency option in respect of a currency which acts as a proxy for a currency in which the Fund’s portfolio holdings or anticipated holdings are denominated. This second investment practice is generally referred to as “cross-hedging.” Because in connection with the Fund’s foreign currency transactions an amount of the Fund’s assets equal to the amount of the Fund’s current commitment will be segregated to be used to pay for the commitment, the Fund will always have cash or other liquid assets available that are sufficient to cover any commitments under these transactions. The segregated assets will be marked-to-market on a daily basis.

Each Fund may enter into a forward contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. Forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies.
Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not engaged in such contracts.

Each Fund may enter into exchange-traded foreign currency futures for the purchase or sale for future delivery of foreign currencies. U.S. exchange-traded futures are regulated by the Commodity Futures Trading Commission. This investment technique will be used only to hedge against anticipated future changes in exchange rates which otherwise might adversely affect the value of the Fund’s portfolio securities or adversely affect the prices of securities that the Fund intends to purchase at a later date.

Each Fund may enter into foreign currency swaps to shift its currency exposure from one currency to another currency. Each Fund may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. As is the case with other kinds of options, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute  an effective hedge against fluctuation in exchange rates although, in the event of rate movements adverse  to the Fund’s position, the Fund may forfeit the entire amount of the premium plus related transaction costs.

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The successful use of foreign currency transactions will usually depend on the Adviser’s or the Sub-Adviser’s ability to forecast currency exchange rate movements correctly. Should exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of forward contracts, foreign currency futures or may realize losses.

Swap Transactions. Swap agreements are counter contracts entered into primarily by institutional investors that agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of credit default swaps or securities representing a particular index. The “notional amount” of the swap agreement is only used as a basis upon which to calculate the obligations that the parties to a swap agreement have agreed to exchange.

Swap agreements will tend to shift investment exposure from one type of investment to another. For example, if a Fund agreed to exchange payments in U.S. dollars for payments in a foreign currency, the swap agreement would tend to decrease the Fund’s exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund’s investments and its share price and yield. Caps and floors have an effect similar to buying or writing options.

Most swap agreements entered into are cash settled and calculate the obligations of the parties to the agreement on a “net basis.” Thus, a Fund’s current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of permissible liquid assets of the Fund.

Specific swap agreements include foreign currency swaps; index swaps; interest rate swaps (including interest rate locks, caps, floors and collars); credit default swaps; and total return swaps (including equity swaps).

Interest Rate Swap Transactions. An interest rate swap agreement involves the exchange of cash flows based on interest rate specifications and a specified principal amount, often a fixed payment for a floating payment that is linked to an interest rate. In an interest rate cap one party receives payments at the end of each period in which a specified interest rate on a specified principal amount exceeds an agreed rate; conversely, in an interest rate floor one party may receive payments if a specified interest rate on a specified principal amount falls below an agreed rate. Interest rate collars involve selling a cap and purchasing a floor, or vice versa, to protect the Fund against interest rate movements exceeding given minimum or maximum levels.

Credit Default Swap Transactions. Credit default swap agreements and similar agreements may have as reference obligations debt securities that are or are not currently held by either Fund. The protection “buyer” in a credit default contract may be obligated to pay the protection “seller” an up-front payment or a periodic stream of payments over the term of the contract provided generally that no credit event on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled.

Total Return Swap Transactions. In a total return or “equity” swap agreement one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains. The underlying reference asset of a total return swap may include an individual security, an equity index, loans or bonds.

Commodity Swap Transactions. Each Fund may invest in total return swaps to gain exposure to specific commodities or the overall commodity markets. A total return commodity swap is an agreement to make payments of the price appreciation from a specified commodity, basket of commodities or commodity index during the specified period, in return for payments equal to a fixed or floating rate of interest or the price appreciation from another specified commodity, basket of commodities or commodity index. Alternatively, a total return swap can be structured so that one party will make payments to the other party if the value of the relevant commodity, basket of commodities or commodity index increases, but receive payments from the other party if the value of that commodity, basket of commodities or commodity index decreases. If the commodity swap is for one period, the Fund will pay a fixed fee, established at the outset of the swap. Each Fund may enter into exchanges for risk, in which a position in a futures contract is exchanged for an over-the-counter swap, (or an over-the-counter swap is exchanged for a futures contract) with a commodity broker in accordance with exchange rules.

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Credit Derivatives. Credit derivative transactions include those involving default price risk derivatives and market spread derivatives. Default price risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively. Market spread derivatives are based on the risk that changes in market factors, such as credit spreads, can cause a decline in the value of a security, loan or index. There are three basic transactional forms for credit derivatives: swaps, options and structured instruments. The use of credit derivatives is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. The risk of loss in a credit derivative transaction varies with the form of the transaction. For example, if a Fund purchases a default option on a security, and if no default occurs with respect to the security, the Fund’s loss is limited to the premium it paid for the default option. In contrast, if there is a default by the grantor of a default option, the Fund’s loss will include both the premium it paid for the option and the decline in value of the underlying security that the default option hedged. If a Fund is a buyer in a credit default swap agreement and no credit event occurs, the Fund recovers nothing if the swap is held through its termination date. However, if a credit event occurs, the Fund may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As a seller, a Fund generally receives an up-front payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value.

Structured Notes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities or commodities, an index of securities or commodities, or specified interest rates, or the differential performance of two assets or markets. When a Fund purchases a structured note, it will make a payment of principal to the counterparty. Some structured notes have a guaranteed repayment of principal while others place a portion (or all) of the principal at risk. The possibility of default by the counterparty or its credit provider may be greater for structured notes than for other types of money market instruments. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but not ordinarily below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending upon a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index or indexes or other assets. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss. Structured notes may not have an active trading market.

Commodity Forward Contracts. A commodity forward contract, which may be standardized and exchange-traded or customized and privately negotiated, is an agreement for one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed-upon price at a future date. A forward contract generally is settled by physical delivery of the commodity or other tangible asset underlying the forward contract to an agreed upon location at a future date (rather than settled by cash) or will be rolled forward into a new forward contract. Non-deliverable forwards (“NDFs”) specify a cash payment upon maturity. NDFs are normally used when the market for physical settlement of the currency is underdeveloped, heavily regulated or highly taxed.

Risks of Derivatives Transactions. Derivatives transactions can be highly volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction and illiquidity of the derivative instruments. Derivatives transactions may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the Fund’s performance, effecting a form of investment leverage on the Fund’s portfolio. In certain types of derivatives transactions, the Fund could lose the entire amount of its investment; in other types of derivatives transactions the potential loss is theoretically unlimited.

The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives transactions. The Fund could experience severe losses if it were unable to liquidate its position because of an illiquid secondary market. Successful use of derivatives transactions also is subject to the ability of the Adviser or the Sub-Adviser to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the securities, currency, interest rate or other reference asset underlying the derivatives transactions. Derivatives transactions entered into to seek to manage the risks of the Fund’s portfolio of securities may have the effect of limiting gains from otherwise favorable market movements. For example, the use of currency instruments for hedging purposes may limit gains from a change in the relationship between the U.S. dollar and foreign currencies. The use of derivatives transactions may result in losses greater than if they had not been used (and a loss on a derivatives transaction position may be larger than the gain in a portfolio position being hedged), may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. Amounts paid by the Fund as premiums and cash or other assets held as collateral with respect to derivatives transactions may not otherwise be available to the Fund for investment purposes. To the extent derivatives transactions would be deemed to be illiquid, they will be included in the maximum limitation of 15% of net assets invested in restricted or illiquid securities.

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 The use of currency transactions can result in the Fund incurring losses as a result of the imposition of exchange controls, political developments, government intervention or failure to intervene, suspension of settlements or the inability of the Fund to deliver or receive a specified currency.

Structured notes and related instruments carry risks similar to those of more traditional derivatives such as futures, forward and option contracts. However, structured instruments may entail a greater degree of market risk and volatility than other types of debt obligations. The Fund will be subject to credit risk with respect to the counterparties to certain Derivatives transactions entered into by the Fund. Derivatives may be purchased on established exchanges or, as described herein, through privately negotiated transactions referred to as over-the-counter (“OTC”) derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives. However, many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day and once the daily limit has been reached in a particular contract no trades may be made that day at a price beyond that limit or trading may be suspended. There also is no assurance that sufficient trading interest to create a liquid secondary market on an exchange will exist at any particular time and no such secondary market may exist or may cease to exist. Each party to an OTC derivative bears the risk that the counterparty will default. OTC derivatives are less liquid than exchange-traded derivatives because the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

There is no limit on the amount of a Fund’s assets that can be put at risk through the use of futures contracts and the value of the Fund’s futures contracts and options thereon may equal or exceed 100% of the Fund’s total assets. No Fund has a current intention of entering into futures transactions other than for traditional hedging purposes.

Each Fund is subject to legal requirements that are designed to reduce the effects of any leverage created by the use of derivative instruments. Under these requirements, a Fund must identify liquid assets, or engage in other measures, with regard to its derivative transactions. Each Fund will cover its derivative obligations by segregating liquid assets or covering its obligations with an offsetting position, as determined by the Adviser or the Sub-Adviser, in accordance with procedures approved by the Board.

Each Fund will be operated so that it will not be considered a commodity pool (i.e., a pooled investment vehicle which trades in commodity futures contracts and options thereon and the operator of which is registered with the Commodity Futures Trading Commission). In addition, each Fund has claimed an exclusion from the definition of commodity pool operator and, therefore, is not subject to registration or regulation as a pool operator under the Commodity Exchange Act.

Each Fund’s intention to qualify as a regulated investment company (“RIC”) under the Internal Revenue Code (the “Code”) will limit the extent to which the Fund can engage in certain derivatives transactions. With respect to purchases of derivatives, the Fund will comply with applicable law and guidance.

Exchange-Traded Notes (“ETNs”)

Each Fund may invest in ETNs. ETNs have many features of senior, unsecured, unsubordinated debt securities. Their returns are linked to the performance of a particular asset, such as a market index, less applicable fees and expenses. ETNs are listed on an exchange and traded in the secondary market. A Fund may hold the ETN until maturity, at which time the issuer is obligated to pay a return linked to the performance of the relevant asset. ETNs do not typically make periodic interest payments and principal is not protected.

The market value of an ETN may be influenced by, among other things, time to maturity, level of supply, and demand of the ETN, volatility and lack of liquidity in the underlying assets, changes in the applicable interest rates, the current performance of the asset to which the ETN is linked and the credit rating of the ETN issuer. The market value of an ETN may differ from the performance of the applicable asset and there may be times when an ETN trades at a premium or discount to the underlying asset’s value. This difference in price may be due to the fact that the supply and demand in the market for ETNs at any point in time is not always identical to the supply and demand in the market for the assets on which the ETN’s return is based. A change in the issuer’s credit rating may also impact the value of an ETN despite the underlying asset remaining unchanged. ETNs are also subject to tax risk. No assurance can be given that the Internal Revenue Service (“IRS”) will accept, or a court will uphold, how the Fund characterizes and treats ETNs, including the income it pays, for tax purposes.

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An ETN that is tied to a specific market index may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities, or other components in the applicable market index. ETNs also incur certain expenses not incurred by their applicable market index, and the Fund would bear a proportionate share of any fees and expenses borne by the ETN in which it invests.

A Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing and there can be no assurance that a secondary market will exist for an ETN. Some ETNs that use leverage in an effort to amplify the returns of an underlying market index can, at times, be relatively illiquid and may therefore be difficult to purchase or sell at a fair price. Leveraged ETNs may offer the potential for greater return, but the potential for loss and speed at which losses can be realized also are greater.

Floating Rate and Variable Rate Demand Notes

Each Fund may purchase taxable or tax-exempt floating rate and variable rate demand notes for short-term cash management or other investment purposes. Floating rate and variable rate demand notes and bonds may have a stated maturity in excess of one year, but may have features that permit a holder to demand payment of principal plus accrued interest upon a specified number of days’ notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer has a corresponding right, after a given period, to prepay in its discretion the outstanding principal of the obligation plus accrued interest upon a specific number of days’ notice to the holders. The interest rate of a floating rate instrument may be based on a known lending rate, such as a bank’s prime rate, and is reset whenever such rate is adjusted. The interest rate on a variable rate demand note is reset at specified intervals at a market rate.

Foreign Currency Transactions

Each Fund may engage in currency exchange transactions to protect against uncertainty in the level of future foreign currency exchange rates and to increase current return. There can be no assurance that appropriate foreign currency transactions will be available for the Fund at any time or that the Fund will enter into such transactions at any time or under any circumstances even if appropriate transactions are available to it.

Each Fund may engage in both “transaction hedging” and “position hedging.” When it engages in transaction hedging, the Fund enters into foreign currency transactions with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities. Each Fund may engage in transaction hedging when it desires to “lock in” the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging, the Fund may attempt to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

Each Fund may purchase or sell a foreign currency on a spot (i.e., cash) basis at the prevailing spot rate in connection with transaction hedging. Each Fund may also enter into contracts to purchase or sell foreign currencies at a future date (“forward contracts”) and purchase and sell foreign currency futures contracts. For transaction hedging purposes, each Fund may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives the Fund the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives the Fund the right to sell a currency at a specified exercise price until the expiration of the option. A call option on a futures contract gives the Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives the Fund the right to purchase a currency at the exercise price until the expiration of the option.

When it engages in position hedging, the Fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which securities held by the Fund are denominated or are quoted in their principle trading markets or an increase in the value of currency for securities which the Fund expects to purchase. In connection with position hedging, each Fund may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. Each Fund may also purchase or sell foreign currency on a spot basis.

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The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the values of those securities between the dates the currency exchange transactions are entered into and the dates they mature. It is impossible to forecast with precision the market value of each Fund’s portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities of the Fund if the market value of such security or securities exceeds the amount of foreign currency the Fund is obligated to deliver. To offset some of the costs of hedging against fluctuations in currency exchange rates, the Fund may write covered call options on those currencies.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that the Fund owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency.

Each Fund may also seek to increase its current return by purchasing and selling foreign currency on a spot basis, by purchasing and selling futures contracts on foreign currencies and options on foreign currencies and on foreign currency futures contracts, and by purchasing and selling foreign currency forward contracts. The value of any currency, including U.S. dollars and foreign currencies, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of foreign currencies (and therefore the values of foreign currency options, forward contracts and futures contracts) may be affected significantly, fixed, or supported directly or indirectly by U.S. and foreign government actions. Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts, and futures contracts because exchange rates may not be free to fluctuate in response to other market forces. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of foreign currencies.

Foreign Securities

Each Fund may invest in foreign (non-U.S.) securities. Investing in securities issued by foreign companies involves considerations and possible risks not typically associated with investing in securities issued by domestic corporations. The values of foreign investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the United States or abroad), or changed circumstances in dealings between nations. Costs are incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile, and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards, and potential difficulties in enforcing contractual obligations which could extend settlement periods.

Investments in foreign securities, especially in emerging market countries, will expose the Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. Certain countries in which a Fund may invest, especially emerging market countries, have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties, and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty and instability. The cost of servicing external debt will generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates that are adjusted based upon international interest rates. In addition, with respect to certain foreign countries, there is a risk of:

•	the possibility of expropriation of assets;

•	confiscatory taxation;

•	difficulty in obtaining or enforcing a court judgment;

•	economic, political or social instability; and

•	diplomatic developments that could affect investments in those countries.

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Each Fund may invest in sponsored and unsponsored American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and similar depositary receipts. ADRs, typically issued by a financial institution (a depositary), evidence ownership interests in a security or a pool of securities issued by a foreign company and deposited with the depositary. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States. GDRs are receipts issued outside the United States, typically by non-United States banks and trust companies, which evidence ownership of either foreign or domestic securities. Generally, GDRs, in bearer form, are designated for use outside the United States. Ownership of ADRs and GDRs entails similar investment risks to direct ownership of foreign securities traded outside the U.S., including increased market liquidity, currency, political, information and other risks. Income and gains earned by the Fund in respect of foreign securities may be subject to foreign withholding and other taxes, which will reduce the Fund’s return on such securities.

Forward Commitments and Dollar Rolls

Each Fund may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time (“forward commitments”) if the Fund sets aside on its books liquid assets in an amount sufficient to meet the purchase price, or if the Fund enters into offsetting contracts for the forward sale of other securities it owns. In the case of to-be-announced (“TBA”) purchase commitments, the unit price and the estimated principal amount are established when the Fund enters into a contract, with the actual principal amount being within a specified range of the estimate. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Fund’s other assets. Where such purchases are made through dealers, the Fund relies on the dealer to consummate the sale. The dealer’s failure to do so may result in the loss to the Fund of an advantageous yield or price. Although the Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the Fund may dispose of a commitment prior to settlement if the Adviser or the Sub-Adviser deems it appropriate to do so. The Fund may realize short-term profits or losses upon the sale of forward commitments.

Each Fund may enter into TBA sale commitments to hedge its portfolio positions or to sell securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. Unsettled TBA sale commitments are valued at current market value of the underlying securities. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the Fund delivers securities under the commitment, the Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

Each Fund may enter into dollar roll transactions (generally using TBAs) in which it sells a debt security for delivery in the current month and simultaneously contracts to purchase similar securities (for example, same type, coupon and maturity) at an agreed upon future time. By engaging in a dollar roll transaction, the Fund foregoes principal and interest paid on the security that is sold, but receives the difference between the current sales price and the forward price for the future purchase. The Fund would also be able to earn interest on the proceeds of the sale before they are reinvested. The Fund accounts for dollar rolls as purchases and sales. Dollar rolls may be used to create investment leverage and may increase the Fund’s risk and volatility.

The obligation to purchase securities on a specified future date involves the risk that the market value of the securities that the Fund is obligated to purchase may decline below the purchase price. In addition, in the event the other party to the transaction files for bankruptcy, becomes insolvent or defaults on its obligation, the Fund may be adversely affected.

Government Mortgage Pass-Through Securities

Each Fund may invest in mortgage pass-through securities representing participation interests in pools of residential mortgage loans purchased from individual lenders by an agency, instrumentality or sponsored corporation of the United States government (“Federal Agency”) or originated by private lenders and guaranteed, to the extent provided in such securities, by a Federal Agency. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semiannually) and principal payments at payments (not necessarily in fixed amounts) that are a “pass-through” of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

The government mortgage pass-through securities in which a Fund may invest include those issued or guaranteed by Ginnie Mae, Fannie Mae and Freddie Mac. Ginnie Mae certificates are direct obligations of the U.S. Government and, as such, are backed by the “full faith and credit” of the United States. Fannie Mae is a federally chartered, privately owned corporation. Freddie Mac is a corporate instrumentality of the United States. Fannie Mae and Freddie Mac certificates are not backed by the full faith and credit of the United States, but the issuing agency or instrumentality has the right to borrow, to meet its obligations, from an existing line of credit with the U.S. Treasury. The U.S. Treasury has no legal obligation to provide such line of credit and may choose not to do so.

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Certificates for these types of mortgage-backed securities evidence an interest in a specific pool of mortgages. These certificates are, in most cases, “modified pass-through” instruments, wherein the issuing agency guarantees the payment of principal and interest on mortgages underlying the certificates, whether or not such amounts are collected by the issuer on the underlying mortgages. The Housing and Economic Recovery Act of 2008 (“HERA”) authorized the Secretary of the Treasury to support Fannie Mae, Freddie Mac, and the Federal Home Loan Banks (“FHLBs”) (collectively, the “GSEs”) by purchasing obligations and other securities from those government-sponsored enterprises. HERA gave the Secretary of the Treasury broad authority to determine the conditions and amounts of such purchases.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and Freddie Mac into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers, and privileges of Fannie Mae and Freddie Mac and of any stockholder, officer or director of Fannie Mae and Freddie Mac with respect to Fannie Mae and Freddie Mac and the assets of Fannie Mae and Freddie Mac. FHFA selected a new chief executive officer and chairman of the board of directors for Fannie Mae and Freddie Mac.

In connection with the conservatorship, the U.S. Treasury, exercising powers granted to it under HERA, entered into a Senior Preferred Stock Purchase Agreement (“SPA”) with each of Fannie Mae and Freddie Mac pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of Fannie Mae and Freddie Mac to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. On February 18, 2009, the U.S. Treasury announced that it was doubling the size of its commitment to each enterprise under the Senior Preferred Stock Program to $200 billion. The U.S. Treasury’s obligations under the Senior Preferred Stock Program are for an indefinite period of time for a maximum amount of $200 billion per enterprise. On December 24, 2009, the U.S. Treasury announced further amendments to the SPAs which included additional financial support for each GSE through the end of 2012 and changes to the limits on their retained mortgage portfolios. It is difficult, if not impossible, to predict the future political, regulatory or economic changes that could impact the GSEs.

Fannie Mae and Freddie Mac are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The Senior Preferred SPA is intended to enhance each of Fannie Mae’s and Freddie Mac’s ability to meet its obligations. The FHFA has indicated that the conservatorship of each enterprise will end when the director of FHFA determines that FHFA’s plan to restore the enterprise to a safe and solvent condition has been completed.

Hybrid Securities

Each Fund may acquire hybrid securities. A hybrid security combines an income-producing debt security (“income producing component”) and the right to receive payment based on the change in the price of an equity security (“equity component”). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments, which may be represented by derivative instruments. The equity component is achieved by investing in securities or instruments such as cash-settled warrants or options to receive a payment based on whether the price of a common stock surpasses a certain exercise price or options on a stock index. A hybrid security comprises two or more separate securities, each with its own market value. Therefore, the “market value” of a hybrid security is the sum of the values of its income-producing component and its equity component.

A holder of a hybrid security faces the risk of a decline in the price of the security or the level of the index involved in the equity component, causing a decline in the value of the security or instrument, such as a call option or warrant, purchased to create the hybrid security. The equity component has risks typical to a purchased call option. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost. Because a hybrid security includes the income-producing component as well, the holder of a hybrid security also faces risks typical to all debt securities.

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Illiquid Securities

Each Fund may invest in illiquid securities. A Fund will not invest in illiquid securities if immediately after such investment more than 15% of the Fund’s net assets would be invested in such securities. For this purpose, illiquid securities include, among others, securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act or which are otherwise not readily marketable. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. The Funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities, and the Funds might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. The Funds might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

Rule 144A under the Securities Act allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a safe harbor from the registration requirements of the Securities Act of resales of certain securities to qualified institutional buyers, which generally creates a more liquid market for securities eligible for resale under Rule 144A than other types of restricted securities.

The Adviser or the Sub-Adviser will monitor the liquidity of restricted securities in the Fund’s portfolio, under the supervision of the Board. In reaching liquidity decisions, the Adviser or the Sub-Adviser will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Inflation-Protected Securities

Each Fund may invest in U.S. Treasury Inflation Protected Securities (“U.S. TIPS”), which are debt securities issued by the U.S. Department of Treasury, the principal amounts of which are adjusted daily based upon changes in the rate of inflation. Each Fund may also invest in other inflation-protected securities issued by non-U.S. governments or by private issuers. U.S. TIPS pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. The interest rate on these bonds is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation.

Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed for U.S. TIPS, even during a period of deflation. However, because the principal amount of U.S. TIPS would be adjusted downward during a period of deflation, the Fund will be subject to deflation risk with respect to its investments in these securities. In addition, the current market value of the bonds is not guaranteed, and will fluctuate. If a Fund purchases in the secondary market U.S. TIPS whose principal values have been adjusted upward due to inflation since issuance, the Fund may experience a loss if there is a subsequent period of deflation. Each Fund may also invest in other inflation-related bonds which may or may not provide a guarantee of principal. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

The periodic adjustment of U.S. TIPS is currently tied to the CPI-U, which is calculated by the Department of Treasury. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-protected bonds issued by a non-U.S. government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can no assurance that the CPI-U or any non-U.S. inflation index will accurately measure the real rate of inflation in the prices of goods and services. If interest rates rise due to reasons other than inflation, investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure. In addition, there can be no assurance that the rate of inflation in a non-U.S. country will be correlated to the rate of inflation in the United States.

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Infrastructure Investments

Each Fund may invest in securities and other obligations of U.S. and non-U.S. issuers providing exposure to infrastructure investment. Infrastructure investments may be related to physical structures and networks that provide necessary services to society, such as transportation and communications networks, water and energy utilities and public service facilities. Securities, instruments, and obligations of infrastructure-related companies and projects are more susceptible to adverse economic or regulatory occurrences affecting their industries. Infrastructure companies may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies, and other factors. Infrastructure companies and projects also may be affected by or subject to regulation by various government authorities, including rate regulation; service interruption due to environmental, operational or other mishaps; the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards; and general changes in market sentiment towards infrastructure and utilities assets.

Initial Public Offerings

Each Fund may purchase debt or equity securities in initial public offerings (“IPOs”). These securities, which are often issued by unseasoned companies, may be subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. Securities issued in an IPO frequently are very volatile in price, and the Fund may hold securities purchased in an IPO for a very short period of time. As a result, the Fund’s investments in IPOs may increase portfolio turnover, which increases brokerage and administrative costs and may result in taxable distributions to shareholders.

At any particular time, or from time to time, a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. There can be no assurance that investments in IPOs will improve the Fund’s performance.

Inverse Floaters

Inverse floaters constitute a class of CMOs with a coupon rate that moves inversely to a designated index, such as LIBOR (London Interbank Offered Rate). Inverse floaters have coupon rates that typically change at a multiple of the changes of the relevant index rate. Any rise in the index rate (as a consequence of an increase in interest rates) causes a drop in the coupon rate on an inverse floater while any drop in the index rate causes an increase in the coupon rate of an inverse floater. In some circumstances, the coupon on an inverse floater could decrease to zero. In addition, like most other debt securities, the value of inverse floaters will decrease as interest rates increase and their average lives will extend. Inverse floaters exhibit greater price volatility than the majority of mortgage-backed securities. In addition, some inverse floaters display extreme sensitivity to changes in prepayments. As a result, the yield to maturity of an inverse floater is sensitive not only to changes in interest rates, but also to changes in prepayment rates on the related underlying mortgage assets. As described above, inverse floaters may be used alone or in tandem with interest-only stripped mortgage instruments.

Investment Companies

Each Fund may invest in securities of other open- or closed-end investment companies. Each Fund may purchase shares of closed-end funds that are managed by an affiliate of the Adviser or the Sub-Advisers only to the extent that they are traded on a national exchange. Each Fund may also invest a portion of its assets in pooled investment vehicles other than registered investment companies. For example, some vehicles which are commonly referred to as “exchanged traded funds” may not be registered investment companies because of the nature of their underlying investments. As a stockholder in an investment company or other pooled vehicle, the Fund will bear its ratable share of that investment company’s or vehicle’s expenses, and would remain subject to payment of the fund’s advisory and administrative fees with respect to assets so invested. Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies or vehicles. In addition, the securities of other investment companies or pooled vehicles may be leveraged and will therefore be subject to leverage risks (in addition to other risks of the investment company’s or pooled vehicle’s strategy). The Fund will also incur brokerage costs when purchasing and selling shares of investment companies and other pooled vehicles.

An investment in the shares of another fund is subject to the risks associated with that fund’s portfolio securities. To the extent a Fund invests in shares of another fund, that Fund’s shareholders would indirectly pay a portion of that Fund’s expenses, including advisory fees, brokerage and other distribution expenses. These fees and expenses are in addition to the direct expenses of the Fund’s own operations.

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Loan Participation and Assignments

Investment in secured or unsecured fixed or floating rate loans (“Loans”) arranged through private negotiations between a borrowing corporation, government, or other entity and one or more financial institutions (“Lenders”) may be in the form of participations in Loans (“Participation”) or assignments of all or a portion of Loans from third parties (“Assignments”). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no direct right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the selling Lender, the Fund may be treated as a general creditor of that Lender and may not benefit from any set-off between the Lender and the borrower.

When a Fund purchases Assignments from Lenders, it acquires direct rights against the borrower on the Loan. In an Assignment, the Fund is entitled to receive payments directly from the borrower and, therefore, does not depend on the selling bank to pass these payments onto the Fund. However, because Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

Assignments and Participations are generally not registered under the Securities Act, and thus may be subject to the Funds’ limitation on investment in illiquid securities. The lack of a liquid secondary market could have an adverse impact on the value of such securities and on the Funds’ ability to dispose of particular Assignments or Participations when necessary to meet the Funds’ liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower.

Money Market Instruments

Each Fund may invest, for defensive purposes or otherwise, some or all of their assets in high-quality fixed-income securities, money market instruments and money market mutual funds, or hold cash or cash equivalents in such amounts as the Adviser or the Sub-Adviser deems appropriate under the circumstances. In addition, each Fund may invest in these instruments pending allocation of its respective offering proceeds. Money market instruments are high-quality, short-term, fixed-income obligations, which generally have remaining maturities of one year or less and may include U.S. Government securities, commercial paper, certificates of deposit, and bankers’ acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation (“FDIC”) and repurchase agreements.

Margin Payments

When a Fund purchases or sells a futures contract, it is required to deposit with its custodian an amount of cash, U.S. Treasury bills, or other permissible collateral equal to a small percentage of the amount of the futures contract. This amount is known as “initial margin.” Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. The nature of initial margin is different from that of margin in security transactions in that it does not involve borrowing money to finance transactions. Rather, initial margin is similar to a performance bond or good faith deposit that is returned to the Fund upon termination of the contract, assuming the Fund satisfies its contractual obligations. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.

Subsequent payments to and from the broker occur on a daily basis in a process known as “marking to market.” These payments are called “variation margin” and are made as the value of the underlying futures contract fluctuates. For example, when a Fund sells a futures contract and the price of the underlying index rises above the delivery price, the Fund’s position declines in value. The Fund then pays the broker a variation margin payment equal to the difference between the delivery price of the futures contract and the value of the index underlying the futures contract. Conversely, if the price of the underlying index falls below the delivery price of the contract, the Fund’s futures position increases in value. The broker then must make a variation margin payment equal to the difference between the delivery price of the futures contract and the value of the index underlying the futures contract.

When a Fund terminates a position in a futures contract, a final determination of variation margin is made, additional cash is paid by or to the Fund and the Fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

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Mortgage Dollar Rolls

Each Fund may enter into mortgage dollar rolls with a bank or a broker-dealer. A mortgage dollar roll is a transaction in which the Fund sells mortgage-related securities for immediate settlement and simultaneously purchases the same type of securities for forward settlement at a discount. While the Fund begins accruing interest on the newly purchased securities from the purchase or trade date, it is able to invest the proceeds from the sale of its previously owned securities, which will be used to pay for the new securities, in money market investments until future settlement date. The use of mortgage dollar rolls is a speculative technique involving leverage and can have an economic effect similar to borrowing money for investment purposes.

Mortgage-backed and Asset-backed Securities

Mortgage-backed securities, including collateralized mortgage obligations (“CMOs”) and certain stripped mortgage-backed securities, represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements. The cash flow generated by the underlying assets is applied to make required payments on the securities and to pay related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed or mortgage-backed securities depends on, among other things, the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses, and the actual prepayment experience on the underlying assets. Each Fund may invest in any such instruments or variations as may be developed, to the extent consistent with its investment objectives and policies and applicable regulatory requirements. In general, the collateral supporting asset-backed securities is of a shorter maturity than mortgage loans and is likely to experience substantial prepayments.

Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing or foreclosure of the underlying mortgage loans. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-backed securities. In that event a Fund may be unable to invest the proceeds from the early payment of the mortgage-backed securities in an investment that provides as high a yield as the mortgage-backed securities. Consequently, early payment associated with mortgage-backed securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional debt securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-backed securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-backed securities. If the life of a mortgage-backed security is inaccurately predicted, the Fund may not be able to realize the rate of return it expected.

Adjustable rate mortgage securities (“ARMs”), like traditional mortgage-backed securities, are interests in pools of mortgage loans that provide investors with payments consisting of both principal and interest as mortgage loans in the underlying mortgage pool are paid off by the borrowers. Unlike fixed-rate mortgage-backed securities, ARMs are collateralized by or represent interests in mortgage loans with variable rates of interest. These interest rates are reset at periodic intervals, usually by reference to an interest rate index or market interest rate. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on, among other things, changes in market interest rates or changes in the issuer’s creditworthiness. Because the interest rates are reset only periodically, changes in the interest rate on ARMs may lag changes in prevailing market interest rates. Also, some ARMs (or the underlying mortgages) are subject to caps or floors that limit the maximum change in the interest rate during a specified period or over the life of the security. As a result, changes in the interest rate on an ARM may not fully reflect changes in prevailing market interest rates during certain periods. Each Fund may also invest in “hybrid” ARMs, whose underlying mortgages combine fixed-rate and adjustable rate features.

Mortgage-backed and asset-backed securities are less effective than other types of securities as a means of “locking in” attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. The automatic interest rate adjustment feature of mortgages underlying ARMs likewise reduces the ability to lock-in attractive rates. As a result, mortgage- backed and asset-backed securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the Fund.

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At times, some mortgage-backed and asset-backed securities will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses on securities purchased at a premium.

Asset-backed securities may be collateralized by the fees earned by service providers. The values of asset-backed securities may be substantially dependent on the servicing of the underlying asset and are therefore subject to risks associated with negligence by, or defalcation of, their servicers. In certain circumstances, the mishandling of related documentation may also affect the rights of the security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in added costs and delays in addition to losses associated with a decline in the value of the underlying assets.

Preferred Securities

There are two basic types of preferred securities, traditional and hybrid-preferred securities. Traditional preferred securities consist of preferred stock issued by an entity taxable as a corporation. Preferred stocks, which may offer fixed or floating rate dividends, are perpetual instruments and considered equity securities. Preferred securities are subordinated to senior debt instruments in a company’s capital structure, in terms of priority to corporate income and claim to corporate assets, and therefore will be subject to greater credit risk than debt instruments. Alternatively, hybrid-preferred securities may be issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated trust or partnership of the corporation, generally in the form of preferred interests in subordinated debentures or similarly structured securities. The hybrid-preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates. Hybrid-preferred securities are considered debt securities. Due to their similar attributes, the Adviser and the Sub-Advisers also consider senior debt perpetual issues, certain securities with convertible features as well as exchange-listed senior debt issues that trade with attributes of exchange-listed perpetual and hybrid-preferred securities to be part of the broader preferred securities market.

Traditional Preferred Securities. Traditional preferred securities pay fixed or floating dividends to investors and have “preference” over common stock in the payment of dividends and the liquidation of a company’s assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. In order to be payable, distributions on such preferred securities must be declared by the issuer’s board of directors. Income payments on preferred securities may be cumulative, causing dividends and distributions to accumulate even if not declared by the board of directors or otherwise made payable. In such a case, all accumulated dividends must be paid before any dividend on the common stock can be paid. However, many traditional preferred stocks are non-cumulative, in which case dividends do not accumulate and need not ever be paid. Each Fund may invest in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any missed payments to its stockholders. There is no assurance that dividends or distributions on the traditional preferred securities in which a Fund invests will be declared or otherwise made payable. Preferred securities may also contain provisions under which payments must be stopped (i.e., stoppage is compulsory, not discretionary). The conditions under which this occurs may relate to, for instance, capitalization levels. Hence, if a company incurs significant losses that deplete retained earnings automatic payment stoppage could occur. In some cases the terms of the preferred securities provide that the issuer would be obligated to attempt to issue common shares to raise funds for the purpose of making the preferred payments. However, there is no guarantee that the issuer would be successful in placing common shares.

Preferred stockholders usually have no right to vote for corporate directors or on other matters. Shares of traditional preferred securities have a liquidation preference that generally equals the original purchase price at the date of issuance. The market value of preferred securities may be affected by, among other factors, favorable and unfavorable changes impacting the issuer or industries in which they operate, movements in interest rates and inflation and the broader economic and credit environments, and by actual and anticipated changes in tax laws, such as changes in corporate and individual income tax rates. Because the claim on an issuer’s earnings represented by traditional preferred securities may become onerous when interest rates fall below the rate payable on such securities, the issuer may redeem the securities. Thus, in declining interest rate environments in particular, a Fund’s holdings of higher rate-paying fixed rate preferred securities may be reduced, and the Fund may be unable to acquire securities of comparable credit quality paying comparable rates with the redemption proceeds.

Hybrid-preferred Securities. Hybrid-preferred securities are typically junior and fully subordinated liabilities of an issuer or the beneficiary of a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, hybrid-preferred securities typically permit an issuer to defer the payment of income for eighteen months or more without triggering an event of default. Generally, the maximum deferral period is five years. Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without default consequences to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when full cumulative payments on the hybrid preferred securities have not been made), these hybrid-preferred securities are often treated as close substitutes for traditional preferred securities, both by issuers and investors. Hybrid-preferred securities have many of the key characteristics of equity due to their subordinated position in an issuer’s capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

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Hybrid-preferred securities are typically issued with a final maturity date. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without default. No redemption can typically take place unless all cumulative payment obligations have been met, although issuers may be able to engage in open-market repurchases without regard to whether all payments have been paid.

Many hybrid-preferred securities are issued by trusts or other special purpose entities established by operating companies and are not a direct obligation of an operating company. At the time the trust or special purpose entity sells such preferred securities to investors, it purchases debt of the operating company (with terms comparable to those of the trust or special purpose entity securities), which enables the operating company to deduct for tax purposes the interest paid on the debt held by the trust or special purpose entity. The trust or special purpose entity is generally required to be treated as transparent for U.S. federal income tax purposes such that the holders of the trust preferred securities are treated as owning beneficial interests in the underlying debt of the operating company. Accordingly, payments on the hybrid-preferred securities are generally treated as interest rather than dividends for U.S. federal income tax purposes and, as such, are not eligible for the DRD or the reduced rates of tax that apply to qualified dividend income. The trust or special purpose entity in turn would be a holder of the operating company’s debt and would have priority with respect to the operating company’s earnings and profits over the operating company’s common stockholders, but would typically be subordinated to other classes of the operating company’s debt. Typically a preferred security has a credit rating that is lower than that of its corresponding operating company’s senior debt securities.

Within the category of hybrid-preferred securities are senior debt instruments that trade in the broader preferred securities market. These debt instruments, which are sources of long-term capital for the issuers, have structural features similar to other preferred securities such as maturities ranging from 30 years to perpetuity, call features, quarterly payments, exchange listings and the inclusion of accrued interest in the trading price.

In some cases traditional and hybrid securities may include loss absorption provisions that make the securities more equity like. This is particularly true in the financial sector, the largest preferred issuer segment. Events in global financial markets in recent periods have caused regulators to review the function and structure of preferred securities more closely. While loss absorption language is relatively rare in the preferred market today, it may become much more prevalent.

In one version of a preferred security with loss absorption characteristics, the liquidation value of the security may be adjusted downward to below the original par value under certain circumstances. This may occur, for instance, in the event that business losses have eroded capital to a substantial extent. The write down of the par value would occur automatically and would not entitle the holders to seek bankruptcy of the company. Such securities may provide for circumstances under which the liquidation value may be adjusted back up to par, such as an improvement in capitalization and/or earnings.

Another preferred structure with loss absorption characteristics is the contingent capital security (sometimes referred to as “CoCo’s”). These securities provide for mandatory conversion into common shares of the issuer under certain circumstances. The mandatory conversion might relate, for instance, to maintenance of a capital minimum, whereby falling below the minimum would trigger automatic conversion. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero; and conversion would deepen the subordination of the investor, hence worsening standing in a bankruptcy. In addition, some such instruments have a set stock conversion rate that would cause an automatic write-down of capital if the price of the stock is below the conversion price on the conversion date.

Preferred securities may be subject to changes in regulations and there can be no assurance that the current regulatory treatment of preferred securities will continue.

Convertible Preferred Securities. Some preferred securities, generally known as convertible preferred securities, provide for an investor option to convert their holdings into common shares of the issuer. These securities may have lower rates of income than other preferred securities, and the conversion option may cause them to trade more like equities than typical fixed income instruments.

Floating Rate Securities. Each Fund may invest in floating rate preferred securities, which provide for a periodic adjustment in the interest rate paid on the securities. The terms of such securities provide that interest rates are adjusted periodically based upon an interest rate adjustment index. The adjustment intervals may be regular, and range from daily up to annually, or may be event-based, such as a change in the prime rate. Because of the interest rate reset feature, floating rate securities provide the Fund with a certain degree of protection against rises in interest rates, although the interest rates of floating rate securities will participate in any declines in interest rates as well.

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Private Funds

Each Fund may also invest in private investment funds vehicles, or structures such as “hedge funds” or private equity funds. Private funds may utilize leverage without limit and, to the extent a Fund invests in private funds that utilize leverage, the Fund will indirectly be exposed to the risks associated with that leverage and the values of its shares may be more volatile as a result. If a fund or investment pool in which a Fund invests is not publicly offered or there is no public market for its shares, the Fund may be prohibited by the terms of its investment from selling its shares in the fund or pool, or may not be able to find a buyer for those shares at an acceptable price. Securities issued by private funds are generally issued in private placements and are restricted securities. An investment in a Private fund may be highly volatile and difficult to value. The Fund would bear its pro rata share of the expenses of any Private fund in which it invests.

Real Estate Companies

Each Fund, to varying degrees, may invest in real estate securities, including securities issued by REITs, REIT-like entities and other issuers in the real estate industry. To the extent that a Fund invests in real estate securities, that Fund’s portfolio will be impacted by the performance of the real estate market generally, and the Fund may be exposed to greater risk and experience higher volatility. Each Fund’s investments in real estate securities will be affected by factors generally affecting the value of real estate and the earnings of companies engaged in the real estate industry. These factors include, among others: (1) changes in general economic and market conditions; (2) risks related to local economic conditions, overbuilding and increased competition; (3) increases in property taxes and operating expenses; (4) changes in zoning laws; (5) casualty and condemnation losses; (6) variations in rental income, neighborhood values or the appeal of property to tenants; (7) the availability of financing; and (8) changes in interest rates. The value of investments in the real estate industry may go through cycles of relative under-performance and over-performance in comparison to the broader securities markets in general. Other factors may contribute to the risk of investing, directly or indirectly, in the commercial real estate industry.

Current Adverse Economic Conditions. The volatility in the broader credit markets over the past several years has caused the global financial markets to become more volatile. The real estate industry has been dramatically impacted as a result. The confluence of the dislocation in the credit markets generally, along with the broad-based stress in the United States real estate industry, has created a difficult operating environment for owners and investors in real estate and investors should be aware that the general risks of investing in real estate may be magnified.

In addition, recent instability in the United States, European and other credit markets has at times made it more difficult for borrowers to obtain financing or refinancing on attractive terms or at all. In particular, because of conditions in the credit markets, borrowers may be subject to increased interest expenses for borrowed money and tightening underwriting standards. There is also a risk that a general lack of liquidity or other adverse events in the credit markets may adversely affect the ability of real estate companies to finance real estate developments and projects or to refinance completed projects.

For example, adverse developments relating to sub-prime mortgages in the United States have adversely affected the willingness of some lenders to extend credit, which may make it more difficult for real estate companies to obtain financing, on attractive terms or at all, so that they may commence or complete real estate development projects, refinance completed projects or purchase real estate. It also may adversely affect the price at which companies can sell real estate, because purchasers may not be able to obtain financing on attractive terms or at all. These developments also may adversely affect the broader economy, which in turn may adversely affect the real estate markets. Such developments could, in turn, reduce the number of real estate funds publicly-traded during the investment period and reduce a Fund’s investment opportunities in the real estate industry.

Development Risks. Certain commercial real estate companies engage in the development or construction of real estate properties. To the extent a Fund directly or indirectly invests in such companies, the Fund will be exposed to a variety of risks inherent in real estate development and construction. These include the risk that there will be insufficient tenant or consumer demand to occupy newly developed properties or produce the revenues needed to make the development project successful, the risk that prices of construction materials or construction labor may rise materially during the development, and the risk that other legal, regulatory, economic or other factors beyond the real estate company’s control will adversely affect the viability of a development project.

Lack of Insurance. Certain issuers of real estate securities in which a Fund may directly or indirectly invest may fail to carry comprehensive liability, fire, flood, earthquake, extended coverage and rental loss insurance, or the insurance that is in place may be insufficient or subject to various policy specifications, limits and deductibles. Should any type of uninsured loss occur, a real estate company could lose its investment in, and anticipated profits and cash flows from, a number of properties. As a result, the Fund’s investment performance may be adversely affected.

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Financial Leverage. Many real estate companies utilize a high degree of financial leverage, which increases investment risk and could adversely affect a company’s operations and market value in periods of rising interest rates. In addition, the financial covenants associated with borrowings may limit a real estate company’s flexibility and adversely affect its ability to operate effectively.

Environmental Issues. In connection with the ownership (direct or indirect), operation, management, and development of real properties that may contain hazardous or toxic substances, a real estate company may be considered an owner, operator or responsible party of such properties, and may therefore be potentially liable for environmental issues, including removal or remediation costs, governmental fines and liabilities for injuries to persons and property, as well as other costs. The existence of any such material environmental liability could have a material adverse effect on the results of operations and cash flow of any such real estate company and, as a result, the amount available to make distributions on shares of a Fund could be reduced.

There are also special risks associated with the particular commercial real estate sectors in which a Fund may invest. These include:

Retail Properties. Retail properties are affected by the overall health of the economy and may be adversely affected by, among other things, the growth of alternative forms of retailing, bankruptcy, departure or cessation of operations of a tenant, a shift in consumer demand due to demographic changes, changes in spending patterns and lease terminations.

Office Properties. Office properties are affected by the overall health of the economy and other factors such as a downturn in the businesses operated by their tenants, obsolescence and non-competitiveness.

Industrial Properties. Industrial properties are affected by the overall health of the economy and other factors such as downturns in the manufacturing, processing and shipping of goods.

Hotel Properties. The risks of hotel properties include, among other things, the necessity of a high level of continuing capital expenditures, competition, increases in operating costs that may not be offset by increases in revenues, dependence on business and commercial travelers and tourism, increases in fuel costs and other expenses of travel, and adverse effects of general and local economic conditions. Hotel properties tend to be more sensitive to adverse economic conditions and competition than many other commercial properties.

Healthcare Properties. Healthcare properties and healthcare providers are affected by several significant factors, including federal, state and local laws governing licenses, certification, adequacy of care, pharmaceutical distribution, rates, equipment, personnel and other factors regarding operations, continued availability of revenue from government reimbursement programs and competition on a local and regional basis. The failure of any healthcare operator to comply with governmental laws and regulations may affect its ability to operate its facility or receive government reimbursements.

Multifamily Properties. The value and successful operation of a multifamily property may be affected by a number of factors, such as the location of the property, the ability of the management team, the level of mortgage interest rates, the presence of competing properties, adverse economic conditions in the locale, oversupply and rent control laws or other laws affecting such properties.

Shopping Centers. Shopping center properties are dependent upon the successful operations and financial condition of their tenants, particularly certain of their major tenants, and could be adversely affected by bankruptcy of those tenants. In some cases a tenant may lease a significant portion of the space in one center, and the filing of bankruptcy could cause significant revenue loss, including the loss of revenue from smaller tenants with co-tenancy rights. Like others in the commercial real estate industry, shopping centers are subject to environmental risks and interest rate risk. They also face the need to enter into new leases or renew leases on favorable terms to generate rental revenues. Shopping center properties could be adversely affected by changes in the local markets where their properties are located, as well as by adverse changes in national economic and market conditions.

Self-Storage Properties. The value and successful operation of a self-storage property may be affected by a number of factors, such as the ability of the management team, the location of the property, the presence of competing properties, changes in traffic patterns, and effects of general and local economic conditions with respect to rental rates and occupancy levels.

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REITs

Each Fund may invest in REITs, including domestic and foreign REITs and REIT-like entities. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. In addition to the general risks associated with investments in real estate, investing in REITs will subject a Fund to various risks, including:

Dependence on Tenants. The value of a Fund’s investments in REITs and the ability to make distributions to its shareholders depend upon the ability of the tenants of the properties in which such REITs invest to generate enough income in excess of their operating expenses to make their lease payments. Changes beyond the control of a REIT’s portfolio companies may adversely affect their tenants’ ability to make their lease payments and, in such event, would substantially reduce both their income from operations and ability to make distributions to such REIT’s portfolio companies and, consequently, the Fund.

Risks of Investing in Net-Leased Real Estate. Where REITs invest in properties with net leases, in addition to satisfying their rent obligations, tenants in such properties are responsible for the payment of real estate taxes, insurance and ordinary maintenance and repairs. However, under the provisions of future leases with such tenants, the REITs may be required to pay some expenses, such as the costs of environmental liabilities, roof and structural repairs, insurance, certain non-structural repairs and maintenance. If such properties incur significant expenses that must be paid by such REITs under the terms of these leases, the REITs business, financial condition and results of operations will be adversely affected and the amount of cash available to meet expenses and to make distributions to holders of their common stock may be reduced.

Tax Risk. Qualification as a REIT under the Code in any particular year is a complex analysis that depends on a number of factors. There can be no assurance that the entities in which a Fund invests with the expectation that they will be taxed as a REIT will qualify as a REIT. An entity that fails to qualify as a REIT would be subject to a corporate level tax, would not be entitled to a deduction for dividends paid to its shareholders and would not pass through to its shareholders the character of income earned by the entity. If a Fund were to invest in an entity that failed to qualify as a REIT, such failure could significantly reduce the Fund’s yield on that investment.

Dividends paid by REITs will not generally qualify for the reduced U.S. federal income tax rates applicable to qualified dividends under the Code. A Fund’s investments in REITs may include an additional risk to shareholders. Some or all of a REIT’s annual distributions to its investors may constitute a non-taxable return of capital. Any such return of capital will generally reduce a Fund’s basis in the REIT investment, but not below zero. To the extent that the distributions from a particular REIT exceed the Fund’s basis in such REIT, the Fund will generally recognize gain. In part because REIT distributions often include a non-taxable return of capital, Fund distributions to shareholders may also include a non-taxable return of capital. Shareholders that receive such a distribution will also reduce their tax basis in their shares of such Fund, but not below zero. To the extent that the distribution exceeds a shareholder’s basis in the Fund’s shares, such shareholder will generally recognize a capital gain.

Key Personnel Risk. Where investments are made in REITs, success may depend to a significant degree upon the contributions of certain of executive officers and other key personnel who may be difficult to replace. There can be no guarantee that all, or any particular one of such key personnel, will remain affiliated with the REIT’s adviser. If any of such key personnel were to cease their affiliation with the REIT’s adviser, operating results could suffer. Further, separate key person life insurance may not be maintained on such key personnel. The future success of such REITs depends, in large part, upon their adviser’s ability to hire and retain highly skilled managerial, operational, and marketing personnel. Competition for such personnel is intense, and there can be no assurance of success in attracting and retaining such skilled personnel. If such key personnel are lost or their services are unable to obtain, the ability to implement investment strategies could be delayed or hindered, and the value of the Fund’s investment may decline.

Non-Traded REITs. A Fund may invest in any non-traded REITs that are consistent with the Fund’s investment objective and strategy and that, in the Adviser’s or the Sub-Adviser’s judgment, offer attractive investment opportunities for the Fund. However, no Fund will invest in any non-traded REITs that are sponsored, managed or distributed by affiliates of the Adviser or any Sub-Adviser. By their very nature, non-traded REITs are illiquid investments, and it is unlikely that a Fund would be able to sell any of its investments in non-traded REITs promptly or at all. Even if a Fund is able to sell its shares in a non-traded REIT, it is likely that the Fund would have to sell them at a substantial discount to the price it paid for the shares. If a Fund invests in non-traded REITs, there is an increased risk that the Fund may be forced to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

Unlike Listed REITs, which typically construct their investment portfolios before offering shares to the public, non-traded REITs typically commence offering shares before or concurrently with the process of constructing their investment portfolios. As such, while a Fund may be able to evaluate any information about a non-traded REIT existing portfolio that is publicly available before making an investment, the Fund will not be able to evaluate or approve any future acquisitions to be made by such non-traded REIT after the Fund makes its investment. Instead, the Fund must rely on the management of a non-traded REIT to implement the REIT’s investment strategies effectively. A non-traded REIT’s ability to achieve its investment objectives will also depend on the amount raised in its offering, which may not be known at the time the Fund makes its investment.

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A non-traded REIT’s ability to achieve its investment objectives and to pay distributions is dependent upon the performance of its adviser in acquiring of investments, selecting tenants for properties and securing independent financing arrangements. The Fund will have no opportunity to evaluate the terms of transactions or other economic or financial data concerning a REIT’s investments. The Fund must rely entirely on the management ability of the REIT’s board of directors. Neither the Adviser nor the Sub-Advisers can be sure that such advisers will be successful in obtaining suitable investments on financially attractive terms or that, if such investments are made, that the Fund’s goals and objectives will be achieved.

A non-traded REIT could suffer from delays in locating suitable investments, particularly as a result of its reliance on its adviser at times when management of its adviser is simultaneously seeking to locate suitable investments for other affiliated programs. Delays encountered in the selection, acquisition and/or development of income-producing properties, likely would adversely affect such REIT’s ability to make distributions and the value of overall returns. Generally, such REITs may fund distributions of unlimited amounts from any source, including borrowing funds, using proceeds from this offering, issuing additional securities or selling assets in order to fund distributions if they are unable to make distributions with cash flows from operations. If such delays are encountered, all or a substantial portion of distributions may be paid from offering proceeds or from borrowings in anticipation of future cash flow, which may constitute a return of the Fund’s capital.

In particular, where properties are acquired prior to the start of construction or during the early stages of construction, it typically will take several months to complete construction and rent available space.

In the case of non-traded REITs, there are many factors that can affect the availability and timing of cash distributions to shareholders. Distributions will be based principally on cash available from such REITs’ operations. The amount of cash available for distributions is affected by many factors, such as ability to buy properties as offering proceeds become available, rental income from such properties and operating expense levels, as well as many other variables. Actual cash available for distributions may vary substantially from estimates. In the case of REITs with no prior operating history, there can be no assurance of the ability to pay or maintain current level of distributions or that distributions will increase over time. There can be no assurance that rents from the properties will increase, that the securities such REITs buy will increase in value or provide constant or increased distributions over time, or that future acquisitions of real properties, mortgage, bridge or mezzanine loans or any investments in securities will increase cash available for distributions to shareholders. Actual results may differ significantly from the assumptions used by the REITs board of directors in establishing the distribution rate to shareholders. Such REITs may not have sufficient cash from operations to make a distribution required to qualify for or maintain REIT status. Such REITs may pay distributions from unlimited amounts of any source, including borrowing funds, offering proceeds, issuing additional securities or selling assets.

Repurchase Agreements

Repurchase agreements, which may be viewed as a type of secured lending by a Fund, typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The repurchase agreements will provide that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security (“collateral”) at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be maintained in a segregated account and, with respect to repurchase agreements, will be marked to market daily to ensure that the full value of the collateral, as specified in the repurchase agreement, does not decrease below the repurchase price plus accrued interest. If such a decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Fund will accrue interest from the institution until the date the repurchase occurs. Although this date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of the collateral securities are not subject to any limits and may exceed one year.

Reverse Repurchase Agreements

Reverse repurchase agreements involve sales by a Fund of portfolio securities concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price. Reverse repurchase agreements are speculative techniques involving leverage. Reverse repurchase agreements involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. Reverse repurchase agreements involve the risk that the buyer of the securities sold might be unable to deliver them when the Fund seeks to repurchase the securities. If the buyer files for bankruptcy or becomes insolvent, the Fund may be delayed or prevented from recovering the security that it sold.

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Securities Loans

Each Fund may make secured loans of its portfolio securities, on either a short-term or long-term basis, amounting to not more than one third of its total assets, thereby potentially realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. If a borrower defaults, the value of the collateral may decline before the Fund can dispose of it.

Short Sales

Short sales are transactions in which a Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker (or by the Fund’s custodian in a special custody account), to the extent necessary to meet margin requirements, until the short position is closed out. The Fund also will incur transaction costs in effecting short sales.

The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will generally realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with a short sale. An increase in the value of a security sold short by the Fund over the price at which it was sold short will result in a loss to the Fund. There can be no assurance that the Fund will be able to close out the position at any particular time or at an acceptable price. The Fund’s ability to engage in short sales may from time to time be limited or prohibited because of the inability to borrow certain securities in the market, legal restrictions on short sales or other reasons.

Special Purpose Acquisition Companies

Each Fund may invest in stock, warrants and other securities of special purpose acquisition companies (“SPACs”) or similar special purpose entities that pool funds to seek potential acquisition opportunities. Unless and until an acquisition meeting the SPAC’s requirements is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. Government securities, money market securities and cash; if an acquisition that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the entity’s shareholders. Because SPACs and similar entities have no operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, these securities, which are typically traded in the over-the-counter market, may be considered illiquid and/or be subject to restrictions on resale. Each Fund’s affiliates may create a SPAC for purchase by the Fund to assist the Fund in purchasing certain assets not otherwise available to the Fund.

Stripped Mortgage Securities

Stripped Mortgage Securities may be issued by Federal Agencies, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped Mortgage Securities usually are structured with two classes that receive different proportions of the interest and principal distribution of a pool of mortgage assets. A common type of Stripped Mortgage Security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). PO classes generate income through the accretion of the deep discount at which such securities are purchased, and, while PO classes do not receive periodic payments of interest, they receive monthly payments associated with scheduled amortization and principal prepayment from the mortgage assets underlying the PO class. The yield to maturity on a PO or an IO class security is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A slower than expected rate of principal payments may have an adverse effect on a PO class security’s yield to maturity. If the underlying mortgage assets experience slower than anticipated principal repayment, the Fund may fail to fully recoup its initial investment in these securities. Conversely, a rapid rate of principal payments may have a material adverse effect on an IO class security’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments or principal, the Fund may fail to fully recoup its initial investment in these securities.

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Structured Investments

A structured investment is a security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans) and the issuance by that entity or one or more classes of securities (“structured securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Investments in government and government-related and restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt, and requests to extend additional loan amounts.

Warrants

Each Fund may invest in warrants, which are instruments that give the Fund the right to purchase certain securities from an issuer at a specific price (the “strike price”) for a limited period of time. The strike price of warrants typically is much lower than the current market price of the underlying securities, yet they are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.

In addition to warrants on securities, each Fund may purchase put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indices (“index warrants”). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at any time when, in the case of a call warrant, the exercise price is greater than the value of the underlying index, or, in the case of a put warrant, the exercise price is less than the value of the underlying index. If the Fund were not to exercise an index warrant prior to its expiration, then the Fund would lose the amount of the purchase price paid by it for the warrant.

Each Fund will normally use index warrants in a manner similar to its use of options on securities indices. The risks of the Fund’s use of index warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the warrant. Also, index warrants generally have longer terms than index options. Index warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit the Fund’s ability to exercise the warrants at such time, or in such quantities, as the Fund would otherwise wish to do.

When, As and If Issued Securities

Each Fund may purchase securities on a “when, as and if issued” basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization, leveraged buyout, or debt restructuring. An increase in the percentage of the Fund’s assets committed to the purchase of securities on a “when, as and if issued” basis may create investment leverage and increase the volatility of the Fund’s NAV. The Fund may also sell securities on a “when, as and if issued” basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of the sale.

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When-Issued, Delayed Delivery and Forward Commitment Securities

To reduce the risk of changes in securities prices and interest rates, a Fund may purchase securities on a forward commitment, when-issued or delayed delivery basis. This means that delivery and payment occur a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable with respect to such purchases are determined when the Fund enters into the commitment, but the Fund does not make payment until it receives delivery from the counterparty. The Fund may, if it is deemed advisable, sell the securities after it commits to a purchase but before delivery and settlement takes place.

Securities purchased on a forward commitment, when-issued or delayed delivery basis are subject to changes in value based upon the public’s perception of the creditworthiness of the issuer and changes (either real or anticipated) in the level of interest rates. Purchasing securities on a when-issued or delayed delivery basis can present the risk that the yield available in the market when the delivery takes place may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment, when-issued or delayed delivery basis when the Fund is fully, or almost fully invested, results in a form of leverage and may cause greater fluctuation in the value of the net assets of the Fund. In addition, there is a risk that securities purchased on a when-issued or delayed delivery basis may not be delivered, and that the purchaser of securities sold by the Fund on a forward basis will not honor its purchase obligation. In such cases, the Fund may incur a loss.

Zero-Coupon and Payment-in-Kind Bonds

Each Fund may invest in so-called “zero-coupon” bonds and “payment-in-kind” bonds. Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Because zero-coupon and payment-in-kind bonds do not pay current interest in cash, their value is subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently in cash. Each Fund is required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders even though the investments do not make any current interest payments. Thus, it may be necessary at times for the Funds to liquidate other investments in order to satisfy its distribution requirements under the Code.

DISCLOSURE OF PORTFOLIO HOLDINGS

In accordance with the Trust’s policies and procedures, subject to the pre-approval of the Trust’s Chief Compliance Officer, Gemini Fund Services, LLC (“Gemini”), the Funds’ transfer agent and fund accountant, is responsible for dissemination of information about the Funds’ portfolio holdings to nationally recognized statistical rating organizations and providers of risk management and portfolio analysis tools such as Standard & Poors, Morningstar, Bloomberg, Reuters, and FactSet. The Funds’ Chief Compliance Officer may authorize Gemini to disclose portfolio holdings information to rating and statistical agencies.

The Funds’ full portfolio holdings are disclosed in publicly available filings approximately 60 days following the end of a calendar quarter or fiscal quarter with the Securities and Exchange Commission in applicable regulatory filings including shareholder’s reports, Form N-Q, Form N-CSR or such other filings, reports or disclosure documents as the applicable regulatory authorities may require. Portfolio holdings in the Funds’ annual and semi-annual reports are mailed to shareholders and these reports are also publicly posted on the Funds’ website in accordance with SEC guidelines. Additionally, quarterly reports are filed with the SEC and available on the SEC’s website. shall send shareholders portfolio holdings in the Funds’ annual and semi-annual reports, which are mailed to shareholders and posted on the Funds’ website in accordance with the SEC guidelines. Additionally, quarterly reports are filed with the SEC.

The Fund Accountant shall send portfolio holding to nationally-recognized rating agencies via electronic transmission at least annually.

The Funds or a Service Provider may disclose the Funds’ portfolio securities holdings to selected third parties when the Funds have a legitimate business purpose for doing so. Examples of legitimate business purposes in which selective disclosure of the Funds’ portfolio securities may be appropriate include disclosure for due diligence purposes to an investment advisor that is in merger or acquisition talks with the Advisor; disclosure to a newly hired investment advisor or Sub-Advisor prior to its commencing its duties; disclosure to third party service providers of accounting, auditing, custody, proxy voting and other services to the Funds; or disclosure to a rating or ranking organization.

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As required by the federal securities laws, including the 1940 Act, the Funds will disclose their portfolio holdings in their applicable regulatory filings, including shareholder reports, reports on Form N-Q, Form N-CSR or such other filings, reports or disclosure documents as the applicable regulatory authorities may require.

In accordance with the Funds’ policies and procedures, third parties are required to keep confidential any information disclosed to them and to not engage in trading based on such information in accordance with the foregoing and no compensation may be received by the Funds, a Service Provider or any affiliate in connection with disclosure of such information. The Funds’ Board will oversee disclosure under the foregoing policies and procedures by approval in advance of disclosures for legitimate business purposes and by regular review of reports on disclosures of the Funds’ portfolio holdings.

PORTFOLIO TURNOVER

Although the Funds generally do not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Adviser or the Sub-Adviser, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in a Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions.

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MANAGEMENT OF THE FUNDS

The Board of Trustees has the responsibility for the overall management of the Fund, including general supervision and review of the Fund’s investment activities. The Board of Trustees appoints the officers of the Fund who are responsible for the day-to-day operations of the Fund. The affiliations of the officers and Trustees and their principal occupations for the past five years are listed in the table below.

Interested Trustee and Officers and their Qualifications

The Interested Trustee and Officers and their qualifications are noted in the table below. The Board of Trustees believes that the Interested Trustee's and each Officer's experience, qualifications, attributes or skills lead to the conclusion that the Interested Trustee and each Officer should serve in their respective capacity. Among other attributes common to the Interested Trustee and each of the Officers are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with service providers, counsel and the independent registered public accounting firm, to exercise effective business judgment in the performance of their duties, and to represent the interests of all Fund shareholders. The Interested Trustee's and each of the Officer's ability to perform their respective duties effectively may have been attained through their educational background or professional training; business experience, or in various roles at public companies, private entities or other organizations; and/or other life experiences. In addition to these shared characteristics, set forth below is a brief discussion of the specific qualifications, attributes or skills considered for the Interested Trustee and Officers that support the conclusion that each person is qualified to serve in their respective capacity.

Name and Address	Year of Birth	Position and Offices with the Trust	Principal Occupation during the Past Five Years	Other Public Company or Investment Company Directorships	Other Relevant Experience
Independent Trustees
Kevin T. Kogler 44 Montgomery Street, Suite 2100 San Francisco, CA 94104	1966	Trustee, since 2011	President & CEO of Microbiz, LLC, 2012 to present; Principal, Robertson Piper Software Group, 2006 to present; Senior Vice President, Investment Banking, Friedman, Billings Ramsey, 2003 to 2006.	ETSpreads Trust Shelton Funds	Experience in investment banking and technology industry. M.B.A.
Stephen H. Sutro 44 Montgomery Street, Suite 2100 San Francisco, CA 94104	1969	Trustee, since 2011	Partner, Duane Morris LLP (law firm), 2003 to present.	ETSpreads Trust Shelton Funds	Service on boards for nonprofit organizations. J.D.
Marco L. Quazzo 44 Montgomery Street, Suite 2100 San Francisco, CA 94104	1962	Trustee, since 2014	Principal, Bartko Zankel Bunzel & Miller, March 2015-Present; Partner, Barg Coffin Lewis & Trapp LLP (law firm), 2008 to March 2015	Shelton Funds	Experience in risk management, commercial litigation, and financial industry. J.D.
Interested Trustee[1]
Stephen C. Rogers 1050 17th Street, Suite 1710 Denver, CO 80265	1966	Chairman of the Board & Trustee since 2011	Portfolio Manager, Shelton Capital Management, 2003 to present; Chief Executive Officer, Shelton Capital Management, 1999 to present; Secretary 1999 to November 2012.	ETSpreads Trust Shelton Funds

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Officers
Teresa Axelson 1050 17th Street, Suite 1710 Denver, CO 80265	1947	Chief Compliance Officer, since 2011; Secretary, since 2012
Chief Compliance Officer, Shelton Capital Management, 2011 to present; Consultant, 2011; Vice President-Secretary, Chief Compliance Officer, Securities Management and Research, Inc.; SM&R Investments, Inc. (6 mutual funds) and American National Investment Accounts, Inc. (5 mutual funds), 1968 - 2010.
				N/A
William P. Mock 44 Montgomery Street, Suite 2100 San Francisco, CA 94104	1966	Treasurer, since 2011	Portfolio Manager, Shelton Capital Management, since 2010; Portfolio Manager, ETSpreads, 2007 to present; Head Trader, TKI Capital Management, 2003-2006.	N/A

1 Basis of Interestedness. Stephen C. Rogers is affiliated with Shelton Capital Management, which is the investment advisor of the Funds.

The Board met X times during the fiscal year ended December 31, 2015. Currently, the Board has an Audit Committee and a Pricing Committee. The responsibilities of each committee and its members are described below.

Board Leadership Structure and Standing Board Committees

Stephen C. Rogers currently serves as the chairman of the board and has served in such capacity since 2011. Of the board's four members, Stephen C. Rogers is the only member who is an "interested person" as that term is defined in the Investment Company Act. The remaining members are Independent Trustees. The Independent Trustees meet separately to consider a variety of matters that are scheduled to come before the board and meet periodically with the Funds' Chief Compliance Officer and fund auditors. They are advised by independent legal counsel. No Independent Trustee may serve as an officer or employee of a fund. The board has also established several committees, as described below. The Audit Committee is comprised solely of Independent Trustees. The board has no lead Independent Trustee. The board believes that the current leadership structure, with Independent Trustees filling all but one position on the board is appropriate and allows for independent oversight of the Funds.1

Audit Committee: The Board has an Audit Committee comprised only of the Independent Trustees (currently, Messrs. Quazzo, Kogler, and Sutro). The Audit Committee has the responsibility, among other things, to (1) recommend the selection of the Funds' independent auditors; (2) review and approve the scope of the independent auditors' audit activity; (3) review the financial statements which are the subject of the independent auditor's certifications; and (4) review with such independent auditors the adequacy of the Funds' basic accounting system and the effectiveness of the Funds' internal accounting controls. During the fiscal year ended December 31, 2015, there were two meetings of the Audit Committee.

Pricing Committee: The Board has a Pricing Committee, comprised of the Independent Trustees of the Trust, certain officers of the Trust and of the Manager, which reviews and monitors the pricing policies adopted by the Board. The Pricing Committee is responsible for determining the fair value of each Fund's securities as needed in accordance with the pricing policies and performs such other tasks as the Board deems necessary. The Pricing Committee meets on an ad hoc basis to discuss issues relating to the valuation of securities held by the Funds. Committee members are required to report actions taken at their meetings at the next scheduled Board meeting following the Pricing Committee's meeting. The Pricing Committee may take action if at least two members of the Pricing Committee meet in person or via telephone or be electronic exchange. During the fiscal year ended December 31, 2015, there were X meetings of the Pricing Committee.

Risk Oversight by the Board
As previously disclosed, the board oversees the management of the funds and meets at least quarterly with management of the advisor to review reports and receive information regarding fund operations. Risk oversight relating to the funds is one component of the board's oversight and is undertaken in connection with the duties of the board. As described in the previous section, the board's committees assist the board in overseeing various types of risks relating to the funds. The board receives regular reports from each committee regarding the committee's areas of responsibility and, through those reports and its regular interactions with management of the advisor during and between meetings, analyzes, evaluates, and provides feedback on the advisor's risk management processes. In addition, the board receives information regarding, and has discussions with senior management of the advisor about, the advisor's enterprise risk management systems and strategies. There can be no assurance that all elements of risk, or even all elements of material risk, will be disclosed to or identified by the board.

1 Basis of Interestedness. Stephen C. Rogers is affiliated with Shelton Capital Management, which is the investment advisor of the Funds.

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As shown in the following table, the Fund pays the fees of the Trustees who are not affiliated with the Advisor, which are currently $X.XX per Trustee per quarter. The table provides information regarding the Fund as of XX/XX/XXXX.

Name/Position	Aggregate Fund Group compensation	Pension or Estimated Retirement benefits accrued as Fund expenses	Annual benefits upon retirement	Total compensation respecting Registrant and Fund complex paid to Trustees
Stephen C. Rogers[1] Chairman of the Board & Trustee	$X.XX	None	None	$X.XX
Kevin T. Kogler Trustee	$X.XX	None	None	$X.XX
Stephen H. Sutro Trustee	$X.XX	None	None	$X.XX
Marco L. Quazzo Trustee**	$X.XX	None	None	$X.XX

Dollar Range of equity holdings in the Funds as of December 31, XXXX:

Kevin T. Kogler	$X.XX
Stephen H. Sutro	$X.XX
Marco Quazzo	$X.XX

Aggregate Dollar Range of Equity Securities in the Trust and Fund Complex:
Shelton Funds
Stephen C. Rogers	$X.XX
Marco Quazzo**	$X.XX
Kevin T. Kogler	$X.XX
Stephen H. Sutro	$X.XX
**Marco L. Quazzo joined the Board on August 21, 2014

Investment Advisory and Other Services Shelton Capital Management, a California Limited Partnership, is the investment advisor to the Trust, on behalf of the listed funds, pursuant to the Investment Advisory Agreement (the “Advisory Agreement”) dated XX/XX/XXXX and effective as of XX/XX/XXXX, between the BDC Income Fund, the Global Real Estate Income Fund, the Real Estate Income Fund, and the Advisor. The Advisor is controlled by its general partner, RFS Partners, L.P., which in turn is controlled by its general partner, RFS Incorporated (a subchapter S corporation), which in turn is controlled by a private family trust, of which Mr. Stephen C. Rogers is a co-trustee. Shelton Capital Management manages $X.XX billion in assets as of XX/XX/XXXX. The assets under management are comprised of $X.XX billion in mutual fund assets and $X.XX million in private client assets. Shelton Capital Management has been managing mutual funds since 1985. Pursuant to the Advisory Agreement, the Advisor is required to provide investment research and portfolio management, including the selection of securities for the Funds to purchase, hold, or sell and the selection of brokers or dealers through whom the portfolio transactions of the Fund are executed. The Advisor’s activities are subject to review and supervision by the Board of Trustees to which the Advisor renders periodic reports of each Fund’s investment activities.

Each Fund pays for its own operating expenses and for its share of the Trust’s expenses not assumed by the Advisor, including, but not limited to, legal fees and expenses of counsel to each Fund; auditing and accounting expenses; taxes and governmental fees; dues and expenses incurred in connection with membership in investment company organizations; fees and expenses of the Funds’ custodian, any sub-custodians, transfer agents and registrars; fees and expenses with respect to administration; expenses for portfolio pricing services by a pricing agent, if any; expenses of preparing share certificates and other expenses in connection with the issuance, offering and underwriting of shares issued by the Funds; expenses relating to investor and public relations; expenses of registering or qualifying securities of the Funds for public sale; freight, insurance and other charges in connection with the shipment of the Funds’ portfolio securities; brokerage commissions or other costs of acquiring or disposing of any portfolio holding of the Funds; expenses of preparation and distribution of reports, notices and dividends to Funds’ shareholders; expenses of the Funds’ dividend reinvestment and cash purchase plan; costs of stationery; any litigation expenses; costs of Fund shareholder’s and other meetings.
For the Manager’s services, each Fund pays a monthly fee computed at the annual rates shown in the table below:

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Funds	Management Fee per annum	Range of average daily net assets of each fund
BDC Income Fund	X%	Up to and including assets of $X million
Global Real Estate Income Fund	X%	Up to and including assets of $X million
Real Estate Income Fund	X%	Up to and including assets of $X million

The Advisory Agreement is currently in effect until XX/XX/XXXX, and will be in effect thereafter only if it is renewed for successive periods not exceeding one year by (i) the Board of Trustees or a vote of a majority of the outstanding voting securities of the Funds, and (ii) a vote of a majority of the Trustees who are not parties to the Advisory Agreement or an interested person of any such party (other than as a Trustee), cast in person at a meeting called for the purpose of voting on the Advisory Agreement.

The Advisory Agreement may be terminated without penalty at any time by the Funds (either by the Board of Trustees or by a majority vote of the Fund’s outstanding shares) with 60 day’s written notice. The Advisory Agreement may also be terminated by the Advisor on 60-days’ written notice and will automatically terminate in the event of its assignment as defined in the 1940 Act.

Investment Sub-Advisory Services
BDCA Advisors, LLC, is the investment Sub-Advisor to the BDC Income Fund pursuant to a Sub-Advisory Agreement dated XX/XX/XXXX, between the Advisor and the Sub-Advisor (the “Sub-Advisory Agreement”).

The Sub-Advisor is a registered investment advisor under the Investment Advisors Act of 1940, as amended, and, as of XX/XX/XXXX, managed and advised approximately $XX in assets. The Sub-Advisor’s office is located in New York, NY.

Pursuant to the Sub-Advisory Agreement, the Sub-Advisor’s duties to the Fund include: (i) investment decisions and (ii) supervising the acquisition and disposition of investments and selecting brokers or dealers to execute these transactions in accordance with the Fund’s investment objective and policies. The Sub-Advisor’s activities are subject to review and supervision by the Board of Trustees to which the Sub-Advisor renders periodic reports of the Fund’s investment activities.

The BDC Income Fund pays for its own operating expenses and for its share of the Fund expenses not assumed by the Advisor and/or Sub-Advisor including, but not limited to, taxes and governmental fees, fees and expenses of the Fund’s custodian, agents, broker and dealers; expenses incurred in connection with the acquisition and disposal of the assets of the Fund, including brokerage commissions; expenses in connection with the exercise of the voting rights of the Fund’s shares; expenses relating to interest charges; expenses incurred regarding registration and transfer; and any litigation expenses.

For the services provided pursuant to the Sub-Advisory Agreement, the Sub-Advisor is entitled to receive from the Advisor, an advisory fee at an annual rate X% of the average daily net asset value of the Fund. Such fees will be calculated daily and paid by the 30th day following the end of each month.

The BDCA Advisor Agreement became effective XX/XX/XXXX, and will be in effect thereafter for two years, and then only if it is renewed for the Fund for successive periods not exceeding one year by (i) the Board of Trustees or a vote of a majority of the outstanding voting securities of the Fund, and (ii) a vote of a majority of the Trustees who are not parties to the Sub-Advisory Agreement or an interested person of any such party (other than as a Trustee), cast in person at a meeting called for the purpose of voting on the Sub-Advisory Agreement.

The Sub-Advisory Agreement may be terminated without penalty at any time by the Fund (either by the Board of Trustees or by a majority vote of the Fund’s outstanding shares) upon sixty (60) days’ written notice and will automatically terminate in the event of its assignment as defined in the 1940 Act.

Administrative Services
Pursuant to the restated Fund Administration Servicing Agreement, Shelton Capital Management also serves as the Trust’s Administrator (in such capacity, the "Administrator"). The Administrator is responsible for handling the administrative requirements of the Funds and, as compensation for these duties, receives fees of X.XX% on the first $X.XX million in combined assets of the Funds, X.XX% on the next $X.XX million in combined assets of the Fund, and X.XX% on the Fund for assets over $X.XX billion.

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Portfolio Manager
The table below includes details about the type, number, and assets under management for the various types of accounts, and total assets in the accounts with respect to which the advisory fee is based on the performance of the accounts that Messrs. Smith and Smith, managed as of XX/XX/XXXX:

John Smith
Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Investment Advisory Fee is Performance-Based	Assets Managed for which Investment Advisory Fee is Performance-Based
Registered Investment Companies	X	$X.XX	-	-
Other Registered Investment Companies	X	$X.XX	-	-
Other Accounts	-	-	-	-

Greg Smith
Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Investment Advisory Fee is Performance-Based	Assets Managed for which Investment Advisory Fee is Performance-Based
Registered Investment Companies	X	$X.XX	-	-
Other Registered Investment Companies	X	$X.XX	-	-
Other Accounts	-	-	-	-

Potential Conflicts
Individual portfolio managers may manage multiple funds. The Advisor and the Sub-Advisor manage potential conflicts between funds and other accounts through allocation policies and procedures, internal review processes, including, but not limited to reports and oversight by management. The Advisor and Sub-Advisor have developed trade allocation systems and controls to help ensure that no one account, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more accounts participate in investment decisions involving the same securities.

Portfolio Manager Securities Ownership
As of XX/XX/XXXX, Messrs. Smith and Smith held no interests in the Fund.

Compensation of Portfolio Managers (PMs)
The compensation of the portfolio managers of the Advisor includes a base salary, cash bonus, and a package of employee benefits that are generally available to all salaried employees. Compensation is structured to emphasize the performance of each individual to increase corporate value in order to fulfill the expectations of stockholders of the Advisor. The Advisor does not have any “incentive compensation” or “deferred compensation” programs specifically designed for the portfolio managers. Compensation is not linked to the distribution of Fund shares or to the performance of any specific account or Fund. The Portfolio Manager may also participate in equity ownership of the Advisor. Each element of compensation is detailed below:

Base Salary. The portfolio managers are paid a fixed base salary that is intended to be competitive in light of the Portfolio Manager's experience and responsibilities.

Bonus. Bonus payments are based on a number of factors including the profitability of the firm and the employee’s long-term contributions, Bonuses are not linked to the volume of assets managed or to measurements of relative or absolute investment returns.

Employee Benefit Program. The portfolio managers participate in benefit plans and programs available generally to all employees, which includes various insurance coverage and retirement programs, including a defined contribution pension plan.

The above information regarding compensation of the portfolio managers is current as of XX/XX/XXXX.

Code of Ethics
The Trust, Shelton Capital Management, and the Sub-Advisor have each adopted a Code of Ethics pursuant to Section 17(j) of the 1940 Act and Rule 17j-1 thereunder (and in the case of the advisor, Rule 204A-1 under the Investment Advisers Act of 1940, as amended) (the "Codes of Ethics"). Currently, the Code of Ethics prohibits personnel subject to the Code of Ethics from buying or selling securities for their own individual accounts if such purchase or sale represents $50,000 or 1,000 shares, whichever is greater, and if the securities at the time of such purchase or sale (i) are being considered for purchase or sale by a Fund (except the Index Funds) (ii) have been purchased or sold by a Fund within the most recent seven (7) days if such person participated in the recommendation to, or the decision by, the Fund to purchase or sell such security (except the Index Funds). Notwithstanding these prohibitions, there are limited circumstances in which personnel subject to the Code of Ethics may buy or sell securities for their own account (e.g. purchases which are part of an automatic dividend reinvestment plan). The Code of Ethics also requires personnel subject to the Code to report personal holdings to the Trust or the Manager at the time of employment, and on both an annual and a quarterly basis.

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Proxy Voting Policies and Procedures
The Board of Trustees has delegated to the Advisor the authority to vote proxies of companies held in the Fund’s portfolio. The Advisor has entered into a proxy service agreement with Glass Lewis and intends to apply Glass Lewis’ pre-determined proxy voting guidelines when voting proxies on behalf of the Fund. The Advisor recognizes that an investment advisor is a fiduciary that owes its clients, including the Fund, a duty of utmost good faith and full and fair disclosure of all material facts. An investment advisor’s duty of loyalty requires an advisor to vote proxies in a manner consistent with the best interest of its clients and precludes the advisor from subrogating the clients’ interests to its own. In addition, an investment advisor voting proxies on behalf of the Fund must do so in a manner consistent with the best interests of the fund and its shareholders. The Board, in conjunction with the Advisor, seeks to balance the benefits of voting the proxies against the associated costs to the shareholders and have determined that entry into a third party proxy services agreement is in the best interest of the Fund and its shareholders. The Board will review its determination at least annually. The Advisor seeks to avoid material conflicts of interest by voting in accordance with an independent third party’s pre-determined written proxy voting guidelines (the “Voting Guidelines”) in an objective and consistent manner across client accounts, based on internal and external research performed by Glass Lewis without consideration of any client relationship factors. Further, the Advisor may engage a third party as an independent fiduciary, as required, to vote all proxies of the Fund, and may engage an independent fiduciary to vote proxies of other issuers at its discretion. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended XX/XX/XXXX is available (1) by calling the Fund at (800) 955-9988, or (2) on the SEC’s website at http://www.sec.gov.

Principal Underwriter
RFS Partners, a California limited partnership, is the principal underwriter of each Fund's shares under an underwriting agreement with the Trust, pursuant to which RFS Partners agrees to act as each Fund's distribution agent. Each Fund's shares are sold to the public on a best efforts basis in a continuous offering without a sales load or other commission or compensation. RFS Partners is the general partner of Shelton Capital Management. The general partner of RFS Partners is Richard F. Shelton, Inc., a corporation that is controlled by a family trust, of which Stephen C. Rogers serves as a co-trustee. While the shares of each Fund are offered directly to the public with no sales charge, RFS Partners may, out of its own monies, compensate brokers who assist in the sale of the Fund's shares. In addition, the Advisor may, out of its own monies, make cash contributions to tax-exempt charitable organizations that invest in the Funds.

Other Services
Gemini Fund Services, LLC acts as the shareholder servicing agent for the Trust and acts as the Trust’s transfer agent and fund accounting agent. In such capacities it performs many services, including portfolio and net asset valuation, bookkeeping, and shareholder record-keeping. US Bank (the “Custodian”) acts as custodian of the securities and other assets of the Fund.  The Custodian does not participate in decisions relating to the purchase and sale of portfolio securities. Under the custodian agreement, the Custodian (i) maintains a separate account for the Fund, (ii) holds and transfers portfolio securities on account of the Fund, (iii) accepts receipts and makes disbursements of money on behalf of the Fund, (iv) collects and receives all income and other payments and distribution on account of the Fund’s securities and (v) makes periodic reports to the Board of Trustees concerning the Fund’s operations. Tait, Weller & Baker, LLP (the "Auditor"), 1818 Market Street, Suite 2400, Philadelphia, PA 19103, is the independent registered public accounting firm for the Fund. The Auditor provides audit services and assistance and consultation with respect to regulatory filings with the SEC. The Auditor will also audit the books of each Fund once each year. The validity of shares of beneficial interest offered hereby has been passed on by Reed Smith LLP, 101 Second Street, 18th Floor, San Francisco, California 94105.

Policies Regarding Broker-Dealers used for Portfolio Transactions
Decisions to buy and sell securities for the Funds, assignment of their portfolio business, and negotiation of commission rates and prices are made by the Manager and the Sub-Advisor in the cases where a Sub-Advisor is employed by a Fund. It is each Fund’s policy to obtain the “best execution” available (i.e., prompt and reliable execution at the most favorable security price). If purchases made by the Funds are effected via principal transactions with one or more dealers (typically a market maker firm in the particular security or a selling group member in the case of an initial or secondary public offering) at net prices, the Funds will generally incur few or no brokerage costs. These dealers are compensated through the principal “spread,” and may also charge related transaction fees. Purchases of portfolio securities from underwriters may include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and asked price.

The Advisor and Sub-Advisor do not currently utilize soft dollar arrangements, but may do so in the future. However, in order to obtain additional research and brokerage services on a “soft dollar” basis, and in order to obtain other qualitative execution services that the Manager believes are important to best execution, the Manager may place over-the-counter (“OTC”) equity transactions and/or place fixed-income transactions with specialized broker-dealers with which the Manager has a “soft dollar” credit arrangement, and that execute such transactions on an agency basis (“Brokers”). When the Manager uses Brokers to execute OTC equity transactions and/or fixed-income transactions on an agency basis, the Manager takes steps to ensure that the prices obtained in such transactions are competitive with the prices that could have been obtained had the transactions been conducted on a principal basis, i.e., directly with the dealers. However, the total cost (i.e., price plus/minus commission) of executing an OTC equity transaction and/or or a fixed income transaction through a Broker on an agency basis may be less favorable than that of executing that same transaction with a dealer because the Broker will receive a commission for its services, including for the provision of research products, services or credits. The Manager will take steps to ensure that commissions paid are reasonable in relation to, among other things: (i) the value of all the brokerage and research products and services provided by that Broker and (ii) the quality of execution provided by that Broker. Accordingly, the Manager uses Brokers to effect OTC equity transactions and/or fixed income transactions for the Funds where the total cost is, in the Manager’s opinion, reasonable, but not necessarily the lowest total cost available.

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In selecting broker-dealers and in negotiating commissions, the Manager generally considers, among other things, the broker-dealer’s reliability, the quality of its execution services on a continuing basis, the financial condition of the broker-dealer, and the research services provided, which include furnishing advice as to the value of securities, the advisability of purchasing or selling specific securities and furnishing analysis and reports concerning state and local governments, securities, and economic factors and trends, and portfolio strategy. The Manager considers such information, which is in addition to and not in lieu of the services required to be performed by the Manager under the Agreements, to be useful in varying degrees, but of indeterminable value.

The Funds may pay brokerage commissions in an amount higher than the lowest available rate for brokerage and research services as authorized, under certain circumstances, by the Securities Exchange Act of 1934, as amended. Where commissions paid reflect research services and information furnished in addition to execution, the Manager believes that such services were bona fide and rendered for the benefit of its clients.

The Manager and the Sub-Advisor do not currently use soft dollars but may do so in the future with respect to the Funds at its discretion, subject to oversight by the Trustees.

If purchases or sales of securities of the Funds are considered at or about the same time, transactions in such securities will be allocated among the several Funds in a manner deemed equitable to all by the Manager, taking into account the respective sizes of the Funds, and the amount of securities to be purchased or sold. It is recognized that it is possible that in some cases this procedure could have a detrimental effect on the price or volume of the security so far as a Fund is concerned. In other cases, however, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions or net prices will be beneficial to a Fund.

Additional Information Regarding Purchases and Redemptions of Fund Shares
The purchase price for shares of the Funds are the respective net asset value of such shares next determined after receipt and acceptance of a purchase order in proper form by the Funds’ Transfer Agent. Once shares of the Fund are purchased, dividends, if any, will start being credited to the investor's account on the day following the effective date of purchase and continue through the day the shares in the account are redeemed. All checks are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. dollars on a U.S. bank. Checks drawn in U.S. funds on foreign banks will not be credited to the shareholder's account and dividends will not begin accruing until the proceeds are collected, which can take a long period of time. Payments transmitted by wire and received by the Transfer Agent prior to the close of the Fund, normally at 4:00 p.m. Eastern time (1:00 p.m. PST) on any business day are effective on the same day as received. Wire payments received by the Transfer Agent after that time will normally be effective on the next business day and such purchases will be made at the net asset value next calculated after receipt of that payment.

Shareholder Accounting
All purchases of Fund shares will be credited to the shareholder in full and fractional shares of the Fund (rounded to the nearest 1/1000 of a share) in an account maintained for the shareholder by the Transfer Agent. Share certificates will not be issued for the Fund at any time. To open an account in the name of a corporation, a resolution of that corporation's board of directors will be required. Other evidence of corporate status or the authority of account signatories may be required. The Fund reserves the right to reject any order for the purchase of shares of the Fund, in whole or in part. In addition, the offering of shares of the Fund may be suspended by the Fund at any time and resumed at any time thereafter.

Shareholder Redemptions
On holidays in which the Custodian is closed, any transactions will be processed on the following business day. Due to the relatively high cost of handling small investments, the Trust reserves the right to redeem, involuntarily, at net asset value, the shares of any shareholder whose accounts in the Fund have an aggregate value of less than $1,000, but only where the value of such accounts has been reduced by such shareholder's prior voluntary redemption of shares. In any event, before the Trust redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in that shareholder's account is less than the minimum amount and allow that shareholder 30 days to make an additional investment in an amount which will increase the aggregate value of that shareholder's accounts to at least $1,000 before the redemption is processed. In an effort to discourage market timing, the Trust has adopted certain controls and procedures, including policies regarding the use of the "exchange privilege" (as described in the Prospectus).  In the event that a substantial portion of the Fund's shareholders should, within a short period, elect to redeem their shares of the Fund pursuant to the exchange privilege, the Fund might have to liquidate portfolio securities it might otherwise hold and incur the additional costs related to such transactions. The exchange privilege may be terminated or suspended by the Fund upon 60-days’ prior notice to shareholders.

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Redemptions In-Kind
The Trust has committed itself to pay in cash all requests for redemptions by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the net asset value of the Trust at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. In the case of requests for redemption in excess of such amounts, the Trustees reserve the right to make payments in whole or in part in securities or other assets of the Fund from which the shareholder is redeeming in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund or the Trist. In such circumstances, the securities distributed would be valued at the price used to compute the Fund's net asset value. Should a Fund do so, a shareholder would likely incur transaction fees in converting the securities to cash.

Determination of Net Asset Value Per Share (“NAV”)
The portfolio securities of the Funds are generally valued at the last reported sale price on the principal exchange on which they were traded. In the case of the futures contracts held by a Fund, the valuation is determined using the settle price provided by the Chicago Mercantile Exchange, the Intercontinental Exchange, Inc. ("ICE") or other applicable exchange, depending on the exchange the contract trades on, typically as of 1:15 P.M., Pacific Time. Securities held by a Fund that has no reported last sale for any day that such Fund's NAV is calculated and securities and other assets for which market quotations are readily available are valued at the latest available bid price. All other securities and assets are valued at their fair value as determined in good faith by the Pricing Committee. Regardless of the method by which a security's value would otherwise be determined, if significant events affecting the security occur after the close of the exchange on which such security is traded, the Pricing Committee may determine in good faith the fair value of such security. Securities with remaining maturities of 60 days or less are valued on the amortized cost basis unless the Trustees determines that such valuation does not reflect fair value. The Trust may also utilize a pricing service, bank, or broker-dealer experienced in such matters to perform any of the pricing functions.

Yield Disclosure and Performance Information
The Fund may from time to time quote various performance figures in advertisements and investor communications to illustrate the Fund's past performance. Performance information published by the Fund will be in compliance with rules adopted by the SEC. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the SEC. An explanation of the methods used by the Fund to compute or express performance is discussed below.

Average Annual Total Return
Total return for the Fund may be stated for any relevant period as specified in the advertisement or communication. Any statements of total return or other performance data for the Fund will be limited to or accompanied by standardized information on the Fund's average annual compounded rate of return over the most recent four calendar quarters, five years, 10 years (if applicable) or over the life of the Fund (i.e., the period from the Fund's inception of operations through the end of the most recent calendar quarter). The average annual compounded rate of return is determined by reference to a hypothetical $1,000 investment that includes capital appreciation and depreciation for the stated period and assumes reinvestment (on the reinvestment date) of all distributions at net asset value and redemption at the end of the stated period. It is calculated according to the following standardized formula:

P (1+T)n = ERV

where:
P	=	a hypothetical initial payment of $1,000
T	=	average annual total return
n	=	number of years
ERV	=	ending redeemable value of a hypothetical $1,000 investment made at the beginning of a 1-, 5-, or 10- year periods at the end of a 1-, 5- or 10-year periods (or fractional portion).

Average Annual Total Return (after taxes on distributions):

The Fund computes its average annual total return after taxes on distributions by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment after taxes on fund distributions:

38

P (1+T)n = ATVD

where:
P	=	a hypothetical initial payment of $1,000.
T	=	average annual total return (after taxes on distributions).
n	=	number of years
ATVD	=	ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of such periods, after taxes on fund distributions but not after taxes on redemptions.

Average Annual Total Return (after taxes on distributions and redemptions):

The Fund computes its average annual total return after taxes on distributions and redemptions by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment after taxes on fund distributions and redemptions:

P (1+T)n = ATVDR

where:
P	=	a hypothetical initial payment of $1,000.
T	=	average annual total return (after taxes on distributions and redemptions).
n	=	number of years
ATVDR	=	ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of such periods, after taxes on fund distributions and redemptions.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates plus the new Medicare surtax which began on XX/XX/XXXX, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Since performance will fluctuate, performance data for the Fund should not be used to compare an investment in the Fund’s shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed-upon or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance is generally a function of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses and market conditions.

The average annual compounded rates of return, or total return, for the Fund for the following periods were:

	One Year Ended	Five Years Ended	Ten Years Ended
	XX/XX/XXXX	XX/XX/XXXX	XX/XX/XXXX
Return Before Taxes	X.XX%	X.XX%	X.XX%
Return After Taxes on Distributions	X.XX%	X.XX%	X.XX%
Return After Taxes on Distributions and Sale of Fund Shares	X.XX%	X.XX%	X.XX%

Comparisons
From time to time, advertisements and investor communications may compare the Fund’s performance to the performance of other investments as reported in various indices or averages, in order to enable an investor better to evaluate how an investment in a particular Fund might satisfy his investment objectives. The Fund may also publish an indication of past performance as measured by Lipper Analytical Services, Inc., Morningstar or other widely recognized independent services that monitor the performance of mutual funds. The performance analysis will include the reinvestment of dividends and capital gains distributions, but does not take any sales charges into consideration and is prepared without regard to tax consequences. Independent sources may include, among others, the American Association of Individual Investors, Weisenberger Investment Companies Services, Donoghue’s Money Fund Report, Barron's, Business Week, Financial World, Money Magazine, Forbes, and The Wall Street Journal. In assessing any comparisons of total return, an investor should keep in mind that the composition of the investments in a reported average is not identical to the Fund's portfolio, that such averages are generally unmanaged and that the items included in the calculations of such averages may not be identical to the formula used by the Fund to calculate its total return or yield. In addition, there can be no assurance that the Fund will continue its performance as compared to any such averages.

Miscellaneous Information
Shareholders of each Fund, who so request, may have their dividends paid out in cash. Dividends, if any will be paid out at least annually. In such a structure, the shares of each series would have access only to the securities held by such series and would be subject only to the liabilities of such series. Under Massachusetts law, shareholders in certain circumstances could be held personally liable for the obligations of each Fund. However, the Declaration contains an express disclaimer of shareholder liability for debts or obligations of each Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by each Fund or the trustees. The Declaration further provides for indemnification out of the assets and property of the Funds for all loss and expense of any shareholder held personally liable for the obligations of each Fund solely by reason of his or her being a shareholder. In addition, each Fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which each Fund would be unable to meet its obligations. The Trust believes that the likelihood of such circumstances is remote. As of XX/XX/XXXX the following shareholders, to the Fund’s knowledge, owned beneficially more than 5% of the Funds outstanding shares, as noted: [Chart to be provided in subsequent filing]

39

TAX STATUS

The following discussion is a general summary of the certain United States federal income tax considerations applicable to the Funds and to an investment in a shares of a Fund. This discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), Treasury regulations, and administrative and judicial interpretations, each as in effect as of the date of this SAI and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. This discussion does not purport to be a complete description of the income tax considerations applicable to an investment Fund shares. For example, this discussion does not describe tax consequences that are generally known by investors or certain considerations that may be relevant to certain types of holders subject to special treatment under United States federal income tax laws, including shareholders subject to the alternative minimum tax or who hold Fund shares as part of a straddle or a hedge, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, and financial institutions. This summary assumes that investors hold a Fund’s shares as capital assets (within the meaning of the Code). No Fund has sought nor will seek any ruling from the Internal Revenue Service (“IRS”) regarding the offering. This summary does not discuss any aspects of United States estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under United States federal income tax laws that could result if a Fund invested in tax-exempt securities or certain other investment assets in which the Funds do not currently intend to invest.

A “U.S. shareholder” generally is a beneficial owner of shares of a Fund who is for United States federal income tax purposes:

•
A citizen or individual resident of the United States including an alien individual who is a lawful permanent resident of the United States or meets the “substantial presence” test under Section 7701(b) of the Code;

•
A corporation or other entity taxable as a corporation, for United States federal income tax purposes, created or organized in or under the laws of the United States or any political subdivision thereof;

•
A trust if: (i) a court in the United States has primary supervision over its administration and one or more U.S. persons have authority to control all substantial decisions of such trust, or (ii) such trust validly elects to be treated as a U.S. person for federal income tax purposes; or

•	An estate, the income of which is subject to United States federal income taxation regardless of its source.

A “non-U.S. shareholder” is a beneficial owner of shares of a Fund who is not a U.S. shareholder.

If a partnership (including an entity treated as a partnership for United States federal income tax purposes) holds shares of a Fund, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective shareholder who is a partner of a partnership holding shares of a Fund should consult his, her or its tax advisors with respect to the purchase, ownership and disposition of such shares.

Tax matters are very complicated and the tax consequences to an investor of an investment in Fund shares will depend on the facts of his, her or its particular situation. Investors are encouraged to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Taxation of the Funds

Each Fund has elected or intends to elect to be treated as, and intends to qualify annually as, a regulated investment company (“RIC”) under subchapter M of the Code. If the Fund qualifies as a RIC, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (which includes among other items, dividends, interest and realized net short-term capital gains in excess of realized net long-term capital losses) and net capital gains (the excess of realized net long-term capital gains over realized net short-term capital losses), if any, that it distributes to shareholders, provided that it distributes at least 90% of the sum of its investment company taxable income and any net tax-exempt income for such taxable year (the “annual distribution requirement”). Each Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income, net tax-exempt income and net capital gains. If the Fund does retain any investment company taxable income or net capital gains, it will be subject to tax at regular corporate rates on the amount(s) retained.

Qualification as a RIC. To qualify for the favorable U.S. federal income tax treatment generally accorded to RICs, each Fund must, among other things, (1) satisfy the annual distribution requirement each taxable year; (2) derive in each taxable year at least 90% of its gross income from:(a) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies; and (b) net income derived from interests in certain “qualified publicly traded partnerships” (as defined in the Code) (the “annual gross income test”); and (3) diversify its holdings so that, at the end of each quarter of each taxable year: (a) at least 50% of the value of the Fund’s total assets is represented by

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(I)    cash and cash items, U.S. government securities, the securities of other regulated investment companies and (II) other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than U.S. government securities and the securities of other regulated investment companies) of (I) any one issuer, (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or (III) any one or more qualified publicly traded partnerships (the “asset-diversification tests”).

For purposes of the asset-diversification tests, the identification of the issuer (or, in some cases, issuers) of a particular investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to issuer identification for a particular type of investment may adversely affect the Fund’s ability to meet the asset-diversification tests.

The Funds’ intention to qualify for treatment as a RIC may negatively affect each Fund’s return by limiting its ability to acquire or continue to hold positions that would otherwise be consistent with its investment strategy or by requiring it to engage in transactions it would otherwise not engage in, resulting in additional transaction costs.

Investments with Original Issue Discount. For federal income tax purposes, each Fund may be required to recognize taxable income in circumstances in which it does not receive a corresponding payment in cash. For example, if a Fund holds debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with payment-in-kind interest or, in certain cases, increasing interest rates or debt instruments that were issued with warrants), the Fund must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by the Fund in the same taxable year. Because any original issue discount or other amounts accrued will be included in a Fund’s investment company taxable income for the year of the accrual, the Fund may be required to make a distribution to its shareholders in order to satisfy the annual 90% distribution requirement discussed above, even though it will not have received any corresponding cash amount. As a result, the Fund may have difficulty meeting the annual distribution requirement necessary to obtain and maintain RIC tax treatment under the Code. The Fund may have to sell some of its investments at times and/or at prices it would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If a Fund is not able to obtain cash from other sources, it may fail to qualify for RIC tax treatment and thus become subject to corporate-level U.S. federal income tax. A Fund’s ability to dispose of assets to meet its distribution requirements may be limited by (1) the illiquid nature of its portfolio and/or (2) other requirements relating to its status as a RIC, including the asset diversification tests. If a Fund disposes of assets in order to meet the annual distribution requirement, it may make such dispositions at times that, from an investment standpoint, are not advantageous.
Failure to Qualify. In certain circumstances, it may be difficult for the Funds to meet the 90% gross income test and the diversification test described above. If a Fund were to fail to meet either of these tests, or the distribution test described above, the Fund could in some cases cure such failure, including: in the case of a gross income test failure, by paying the Fund-level tax, paying interest, making additional distributions or disposing of certain assets. If the Fund were ineligible to or otherwise did not cure such failure for any year, or if the Fund were otherwise to fail to qualify as a RIC for such year, the Fund would be subject to corporate-level U.S. federal income tax on its taxable income at regular corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as dividend income. Such distributions generally would be eligible for the dividends received deduction in the case of corporate shareholders and to be treated as qualified dividend income in the case of individuals and other non-corporate shareholders, provided, in both cases, that the shareholder meets certain holding period and other requirements in respect of Fund shares (as described below). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying as a RIC. Thus failure to qualify as a RIC would likely materially reduce the Fund’s investment return to its shareholders.

The remainder of this discussion assumes that each qualifies as a RIC.

Special Rules. Certain of each Fund’s investment practices may be subject to special and complex federal income tax provisions that may, among other things, (1) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income, (2) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (3) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income, (4) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (5) cause a Fund to recognize income or gain without receipt of a corresponding distribution of cash, (6) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (7) adversely alter the characterization of certain complex financial transactions and (8) produce income that would not be qualifying income for purposes of the annual gross income test. Each Fund intends to monitor its transactions and may make certain tax elections to mitigate the potential adverse effect of these provisions, but there can be no assurance that any adverse effects of these provisions will be mitigated.

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Investments in REITs. Any investment by a Fund in equity securities of a REIT qualifying as such under Subchapter M of the Code may result in the Fund’s receipt of cash in excess of the REIT’s earnings. If the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Investments in REIT equity securities also may require a Fund to accrue and distribute income not yet received. In such an event, to generate sufficient cash to make the requisite distributions, a Fund may be required to sell assets (including when it is not advantageous to do so) that it otherwise would have continued to hold. Dividends received by the Fund from a REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income.

Investments in REMICs and Other Mortgage-Backed Securities. Each Fund may invest directly or indirectly in residual interests in REMICs (including by investing in residual interests in CMOs with respect to which an election to be treated as a REMIC is in effect) or equity interests in taxable mortgage pools (“TMPs”). Under the Code, the portion of a Fund’s income (including income allocated to the Fund from a REIT or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) must be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. In general, excess inclusion income allocated to shareholders (1) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (2) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business taxable income, see “Tax-Exempt Shareholders” below., (3) will require the Fund to pay a corporate tax on the excess inclusion allocated to certain “disqualified organizations” as defined in the Code, and may allocate the burden of such tax to those shareholders on whose behalf the tax was incurred, and (4) in the case of any non-U.S. shareholders, will not qualify for any treaty-based or other reduction in U.S. federal withholding tax.

Passive Foreign Investment Companies. If a Fund purchases shares in a “passive foreign investment company” (a “PFIC”), it may be subject to federal income tax on its allocable share of a portion of any “excess distribution” received on, or any gain from the disposition of, such shares even if the Fund’s allocable share of such income is distributed as a taxable dividend to its shareholders. Additional charges in the nature of interest generally will be imposed on the Fund in respect of deferred taxes arising from any such excess distribution or gain. If a Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” under the Code (a “QEF”), in lieu of the foregoing requirements, the Fund will be required to include in income each year its proportionate share of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed by the QEF. Alternatively, the Fund may be able to elect to mark-to-market at the end of each taxable year its shares in a PFIC; in this case, the Fund will recognize as ordinary income its allocable share of any increase in the value of such shares, and as ordinary loss its allocable share of any decrease in such value to the extent that any such decrease does not exceed prior increases included in its income. Under either election, the Fund may be required to recognize in a year income in excess of distributions from PFICs and proceeds from dispositions of PFIC stock during that year, and such income will nevertheless be subject to the annual distribution requirement discussed above and will be taken into account for purposes of the 4% excise tax on undistributed earnings discussed below. See “Excise Tax on Undistributed Earnings.”

Capital Loss Carryforwards. A Fund may not deduct net capital losses (i.e., its realized capital losses in excess of its realized capital gains) against its ordinary income. Instead, subject to certain limitations, a Fund may carry its net capital losses from any taxable year forward to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable years. Provided those losses arose after 2010, the losses will be carried forward to one or more subsequent taxable years without expiration until utilized to offset future capital gains. Any such losses carried forward will retain their character as short-term or long-term. As a result, any long-term capital losses carried forward will first offset a Fund’s long-term capital gains before offsetting the Fund’s short-term capital gains. This may result in larger distributions of short-term gains to shareholders (taxable to individual shareholders as ordinary income) than would result if such capital loss carryforwards were treated as short-term capital losses. The Fund’s available capital loss carryforwards, if any, will be set forth in its annual shareholder report for each fiscal year. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the Fund retains or distributes such gains.
Pursuant to recently enacted legislation, net capital losses incurred in taxable years beginning after XX/XX/XXXX can be carried forward without expiration. Net capital losses incurred in taxable years beginning on or before XX/XX/XXXX can be carried forward for eight taxable years. Capital loss carry forwards as of XX/XX/XXXX.

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Capital Loss Carryforwards	Expiring 2017	Non-Expiring	Total
	$X	$X	$X

Excise Tax on Undistributed Earnings. To prevent imposition of a 4% excise tax on undistributed earnings of a RIC, each Fund must distribute during each calendar year an amount at least equal to the sum of

(1)      98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year,
(2)      98.2% of its realized capital gains in excess of its realized capital losses (adjusted for certain ordinary losses) for the one-year period ending on October 31 (or a later date if the Fund is eligible to elect and so elects), and (3) any ordinary income and capital gain net income for previous years that was not distributed during those years and on which the Fund paid no corporate-level U.S. federal income tax. Each Fund intends to make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that it will be able to do so.

Taxation of U.S. Shareholders

Distributions. Distributions by a Fund generally are taxable to U.S. shareholders as ordinary income or capital gains. Distributions of a Fund’s “investment company taxable income” (which is, generally, a Fund’s net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. shareholders to the extent of the Fund’s current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares. To the extent such distributions paid by a Fund to non-corporate shareholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions (“Qualifying Dividends”) may be eligible for a maximum tax rate of 20%. Distributions of a Fund’s net capital gains (which are generally a Fund’s realized net long-term capital gains in excess of realized net short-term capital losses) and properly reported by the Fund as “capital gain dividends” will be taxable to a U.S. shareholder as long-term capital gains that are currently taxable at a maximum rate of 20% in the case of individuals, trusts or estates, regardless of the U.S. shareholder’s holding period for his, her or its shares and regardless of whether paid in cash or reinvested in additional shares. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits in any taxable year will be treated as a return of capital to the extent of a shareholder’s tax basis in his or her shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of such shares.

A Fund may retain some or all of its realized net long-term capital gains in excess of realized net short-term capital losses, but designate the retained net capital gain as a “deemed distribution.” In that case, among other consequences, the Fund will pay tax on the retained amount, each U.S. shareholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. shareholder, and the U.S. shareholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by the Fund. Because the Fund expects to pay tax on any retained capital gains at the Fund’s regular corporate tax rate, and because that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual U.S. shareholders will be treated as having paid will exceed the tax they owe on the capital gain distribution and such excess generally may be refunded or claimed as a credit against the U.S. shareholder’s other U.S. federal income tax obligations. The amount of the deemed distribution net of the tax paid by the Fund on the retained capital gains will be added to the U.S. shareholder’s cost basis for his, her or its shares. In order to utilize the deemed distribution approach, a Fund must provide written notice to its shareholders prior to the expiration of 60 days after the close of the relevant taxable year. A Fund cannot treat any of its investment company taxable income as a “deemed distribution.”

As a RIC, a Fund will be subject to the alternative minimum tax (“AMT”), but any items that are treated differently for AMT purposes must be apportioned between the Fund and its shareholders and this may affect a shareholders’ AMT liabilities. Although regulations explaining the precise method of apportionment have not yet been issued by the IRS, the Funds intend in general to apportion these items in the same proportion that dividends paid to each shareholder bear to a Fund’s taxable income (determined without regard to the dividends paid deduction), unless the Fund determines that a different method for a particular item is warranted under the circumstances.

Each Fund may report certain dividends as derived from “qualified dividend income” which, when received by non-corporate shareholders, will be taxed at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund levels. In order for some portion of the dividends received by the Fund shareholder to be qualified dividend income that is eligible for taxation at long-term capital gain rates, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company. Dividends paid by REITs will generally not qualify as qualified dividend income. If the aggregate qualified dividends received by the Fund during a taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund’s dividends (other than dividends properly reported as Capital Gain Dividends) will be eligible to be treated as qualified dividend income. In general, distributions of investment income reported by the Fund as derived from qualified dividend income will be treated as qualified dividend income in the hands of a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares.

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Dividends received by corporate shareholders of a Fund may qualify for the 70% dividends-received deduction to the extent of the amount of qualifying dividends received by the Fund from domestic corporations (other than REITs) and to the extent, if any, that a portion of interest paid or accrued on certain high yield discount obligations owned by the Fund is treated as a dividend. A dividend received by a Fund will not be treated as a dividend eligible for the dividends-received deduction (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends received deduction may otherwise be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)).

Any distribution of income that is attributable to (1) income received by a Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (2) dividend income received by a Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund, will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders.

Dividends and distributions on Fund shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s NAV reflects unrealized gains or income or gains that are realized but not yet distributed. Such realized income and gains may be required to be distributed even when the Fund’s NAV also reflects unrealized losses.

For purposes of determining (1) whether the annual distribution requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, a Fund may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If a Fund make such an election, the U.S. shareholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, a distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

Individuals with income in excess of $200,000 ($250,000 in the case of married individuals filing jointly) and certain estates and trusts are subject to an additional 3.8% tax on their “net investment income,” which generally includes net income from interest, dividends, annuities, royalties, and rents, and net capital gains (other than certain amounts earned from trades or businesses). Corporate U.S. shareholders currently are subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income.

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Each Fund or, in the case of shares purchased through a financial intermediary, the financial intermediary will report to you and the IRS annually as to the U.S. federal tax status of distributions.

Sales and Redemptions. A shareholder generally will recognize taxable gain or loss if the shareholder sells, redeems, or otherwise disposes of his, her or its Fund shares. The amount of gain or loss will be measured by the difference between such shareholder’s adjusted tax basis in the shares sold, redeemed, or otherwise disposed and the amount of the proceeds received in exchange. Any gain arising from such sale, redemption, or disposition generally will be treated as long-term capital gain or loss if the shareholder has held his, her or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale, redemption, or disposition of Fund shares held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of Fund shares may be disallowed if other shares of the same Fund are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.

In general, individual U.S. shareholders currently are subject to a maximum federal income tax rate of 20% on their net capital gain (i.e., the excess of realized net long-term capital gains over realized net short-term capital losses), including any long-term capital gain derived from an investment in Fund shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Non-corporate shareholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate shareholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate shareholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

Upon the redemption or exchange of Fund shares, the Fund or, in the case of shares purchased through a financial intermediary, the financial intermediary may be required to provide a shareholder and the IRS with cost basis and certain other related tax information about the Fund shares redeemed or exchanged. See each Fund’s Prospectus for more information.

Tax Shelter Reporting of Losses. If a shareholder recognizes a loss with respect to shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or a greater loss over a combination of years), the shareholder must file with the Internal Revenue Service (IRS) a disclosure statement on Form 8886. Significant penalties may be imposed upon a failure to comply with this requirement. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Backup Withholding. The Funds may be required to withhold federal income tax, or backup withholding from all payments to any non-corporate U.S. shareholder (1) who fails to furnish a Fund with a correct taxpayer identification number or a certificate that such shareholder is exempt from backup withholding or (2) with respect to whom the IRS notifies a Fund that such shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. shareholder’s federal income tax liability, provided that proper information is provided to the IRS.

Tax-Exempt Shareholders

Income of a RIC that would be treated as unrelated business taxable income (“UBTI”) if earned directly by a tax-exempt entity will not generally be attributed as UBTI to a tax-exempt shareholder of the RIC. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

A tax-exempt shareholder may also recognize UBTI if a Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs as described above, if the amount of such income recognized by a Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

Tax-exempt investors are urged to consult their tax advisors concerning the consequences of investing in a Fund.

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Taxation of Non-U.S. Shareholders

Whether an investment in a Fund’s shares is appropriate for a non-U.S. shareholder will depend upon that person’s particular circumstances. An investment in a Fund’s shares by a non-U.S. shareholder may have adverse tax consequences. Non-U.S. shareholders should consult their tax advisers before investing in Fund shares. Non-U.S. persons should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

General Rules Applicable to Non-U.S. Shareholders. Distributions of a Fund’s investment company taxable income to non-U.S. shareholders (including interest income and realized net short-term capital gains in excess of realized long-term capital losses, which generally would be free of withholding if paid to non-U.S. shareholders directly) will be subject to withholding of federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of the Fund’s current and accumulated earnings and profits unless an applicable exception applies. If the distributions are effectively connected with a U.S. trade or business of the non-U.S. shareholder, and, if an income tax treaty applies, attributable to a permanent establishment in the United States, the Fund will not be required to withhold federal tax if the non-U.S. shareholder complies with applicable certification and disclosure requirements, although the distributions will be subject to federal income tax at the rates applicable to U.S. persons. (Special certification requirements apply to a non-U.S. shareholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers.)

In addition, with respect to certain distributions made to non-U.S. shareholders in a Fund’s taxable years beginning before January 1, 2015, no withholding was required and the distributions generally were not subject to federal income tax if (1) the distributions were properly reported in a notice timely delivered to the Fund’s shareholders as “interest-related dividends” or “short-term capital gain dividends,” (2) the distributions were derived from sources specified in the Code for such dividends and (3) certain other requirements were satisfied. Although this exemption has been subject to previous extensions, no assurance can be provided that this exemption will be extended for taxable years beginning on or after January 1, 2015. No assurance can be given that any of the Funds’ distributions would be eligible for this exemption even if it is extended. In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholders. Non-U.S. shareholders should contact their intermediaries regarding the application of these rules to their accounts.

Actual or deemed distributions of a Fund’s net capital gains to a non-U.S. shareholder, and gains realized by a non-U.S. shareholder upon the sale or redemption of Fund shares, will not be subject to federal withholding tax and generally will not be subject to federal income tax unless (1) the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the non-U.S. shareholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the non-U.S. shareholder in the United States, (2) the non-U.S. shareholder is an individual that is present in the United States for more than 183 days during the taxable year, or (3) the special rules applicable U.S. real property interests discuss below apply to the sale or redemption of the shares.

If the Fund distributes its net capital gains in the form of deemed rather than actual distributions, a non-U.S. shareholder will be entitled to a federal income tax credit or tax refund equal to the shareholder’s allocable share of the tax the Fund pays on the capital gains deemed to have been distributed. In order to obtain the refund, the non-U.S. shareholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the non-U.S. shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return.

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For a corporate non-U.S. shareholder, distributions (both actual and deemed), and gains realized upon the sale of Fund shares that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in the shares may not be appropriate for a non-U.S. shareholder.

Special Rules Applicable to U.S. Real Property Interests. Special rules will apply if a Fund is either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition thereof. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States, and other trade or business assets. USRPIs are generally defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or former USRPHC.

If a Fund is a USRPHC or would be a USRPHC but for the exceptions referred to above, under a special “look-through” rule, any distributions by the Fund to a foreign shareholder (including, in certain cases, distributions made by the Fund in redemption of its shares) attributable to gains realized by the Fund on the disposition of USRPIs or to distributions received by the Fund from a lower-tier RIC or REIT that the Fund is required to treat as USRPI gain in its hands, generally would be subject to U.S. tax withholding. In addition, such distributions could result in the foreign shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a foreign shareholder, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the foreign shareholder’s current and past ownership of the Fund. On and after January 1, 2015, the “look-through” rule described above for distributions by the Fund (which treatment applies only if the Fund is either a USRPHC or would be a USRPHC but for the operation of the exceptions referred to above) applies only to those distributions that, in turn, are attributable directly or indirectly to distributions received by the Fund from a lower-tier REIT, unless Congress enacts legislation providing otherwise.

In addition, if a Fund is a USRPHC or former USRPHC, it could be required to withhold U.S. tax on the proceeds of a share redemption by a greater-than-5% foreign shareholder, in which case such foreign shareholder generally would also be required to file U.S. tax returns and pay any additional taxes due in connection with the redemption.

Foreign shareholders of the Funds also may be subject to special wash sale rules to prevent the avoidance of the tax-filing and payment obligations discussed above through the sale and repurchase of Fund shares.

FATCA. Under the Foreign Account Tax Compliance Act, a 30% withholding tax is imposed on payments of certain types of income to foreign financial institutions that fail to enter into an agreement with the United States Treasury to report certain required information with respect to accounts held by United States persons (or held by foreign entities that have United States persons as substantial owners). The types of income subject to the tax include U.S. source interest and dividends and, after December 31, 2016, the gross proceeds from the sale of any property that could produce U.S.-source interest or dividends paid. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder’s account. In addition, subject to certain exceptions, this legislation also imposes a 30% withholding on payments to foreign entities that are not financial institutions unless the foreign entity certifies that it does not have a 10% or greater U.S. owner or provides the withholding agent with identifying information on each 10% or greater U.S. owner. Depending on the status of a non-U.S. Holder and the status of the intermediaries through which they hold their units, non-U.S. Holders could be subject to this 30% withholding tax with respect to distributions on their shares and proceeds from the sale of their share. Under certain circumstances, a non-U.S. shareholder might be eligible for refunds or credits of such taxes.

Certification of Non-U.S. Status. A non-U.S. shareholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal tax, may be subject to information reporting and backup withholding of federal income tax on dividends unless the non-U.S. shareholder provides a Fund or the dividend paying agent with an IRS Form W-8BEN or IRS Form W-8BEN-E (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a non-U.S. shareholder or otherwise establishes an exemption from backup withholding.

47

Shelton Greater China Fund
Shelton BDC Income Fund
Shelton Global Real Estate Income Fund
Shelton Real Estate Income Fund

FORM N-1A

PART C
OTHER INFORMATION

Item 28. Exhibits

(a)	Amended and Restated Agreement and Declaration of Trust dated September 21, 2011 is incorporated by reference Pre-Effective Amendment No. 1 to the Registration Statement as filed on September 22, 2011.

(b)	Amended and Restated By-Laws of the Registrant dated June 12th, 2011 is incorporated by reference to the Fund's registration statement filed on Form N-1A on August 4, 2011.

(c)	Inapplicable.

(d)	(1) Management Agreement dated May 27, 2011 is incorporated by reference to the Fund's registration statement filed on Form N-1A on August 4, 2011.
(2) Form of Investment Advisory Agreement to be filed by amendment.

(e)	(1) Underwriting Agreement dated June 13, 2011 is incorporated by reference to the Fund's registration statement filed on Form N-1A on August 4, 2011.
(2) Form of Underwriting Agreement to be filed by amendment.

(f)	Inapplicable.

(g)	Custodian Agreement between Shelton Greater China Fund and U.S Bank National Association is incorporated by reference to the Fund’s registration statement filed in Form N-1A on April 29, 2014.

(h)	Other Material Contracts

(1)	Form of Administration Agreement is incorporated by reference Pre-Effective Amendment No. 1 to the Registration Statement as filed on September 22, 2011.

(2)	Form of Expense Cap Agreement is incorporated by reference Pre-Effective Amendment No. 1 to the Registration Statement as filed on September 22, 2011.

(3)	Fund Services Agreement between Shelton Funds Trust and Shelton Greater China Fund Trust and Gemini Fund Services, LLC is incorporated by reference to the Fund’s registration statement filed on Form N-1A on April 29, 2014.

(i)	(1) Opinion and Consent of Counsel to the Registrant is incorporated by reference Pre-Effective Amendment No. 1 to the Registration Statement as filed on September 22, 2011.

(2) Opinion and Consent of Local Counsel to the Registrant is incorporated by reference Pre-Effective Amendment No. 1 to the Registration Statement as filed on September 22, 2011.

(3) Opinion and consent of counsel as to legality of shares to be filed by amendment.

(j)	(1) Powers of Attorney incorporated herein.

(2) Independent Auditors Consent to be filed by amendment.

(k)	Inapplicable.

(l)	Inapplicable.

(m)	Inapplicable.

(n)	Inapplicable.

(o)	Reserved.

(p)	(1) Code of Ethics is incorporated by reference Post-Effective Amendment No. 3 to the Registration Statement as filed April 29, 2014.

Item 29. Persons Controlled by or under Common Control with Registrant.

As of the date of this Post-Effective Amendment, to the knowledge of the Registrant, the Registrant did not control any other person, nor was it under common control with another person.

Item 30. Indemnification.

The Fund is permitted by Massachusetts law and required by its Amended and Restated Declaration of Trust to indemnify any Trustee or officer of the Fund against all liability and against all expenses reasonably incurred or paid in connection with any claim, action, suit or proceeding in which the Trustee or officer becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof unless, (i) by reason of a final adjudication, the Trustee or officer was found to have engaged in willful misfeasance, bad faith gross negligence or reckless disregard of the duties involved in the conduct of his office, (ii) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Fund; or (iii) in the event of a settlement involving payment by the Trustee or officer or other disposition not involving a final adjudication as described in (i) and (ii) above resulting in a payment by the Trustee or officer, unless there has been either a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or a reasonable determination, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that he did not engage in such conduct (a) by a vote of a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in officer act on the matter), or (b) by written opinion of independent legal counsel. The Fund may pay the expenses described above in advance of the final disposition of any such legal action provided that the person receiving the payment undertakes to repay such amount if it is ultimately determined that he is not entitled to indemnification provided that either such undertaking is secured by a surety bond or some other appropriate security or the Fund shall be insured against losses arising out of any such advances; or a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in officer act on the matter) or an independent legal counsel in written opinion, shall determine, based upon review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

The Management Agreement provides that, absent willful misfeasance, bad faith, gross negligence or reckless disregard of its duties and obligations, Shelton Capital Management (the “Manager”) is entitled to indemnification from the Fund for any act or omission in the course of, or connected with, its rendering of services under the Management Agreement or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended, may be permitted to trustees, officers and controlling persons, if any, of the Fund pursuant to the foregoing provisions, or otherwise, the Fund has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act of 1933, as amended (the "Act"), and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Fund of expenses incurred or paid by a trustee, officer or controlling person, if any, of the Fund in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person, if any, in connection with the securities being registered, the Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of Investment Advisor.

Shelton Capital Management a California limited partnership, is the Registrant's investment advisor. Shelton Capital Management has been engaged during the past two fiscal years as the investment advisor of the Shelton Funds (and its predecessors), a diversified, open-end management investment company, which comprises the following series: California Tax-Free Income Fund, Shelton Green Alpha Fund, U.S. Government Securities Fund, The United States Treasury Trust, S&P 500 Index Fund, S&P MidCap Index Fund, S&P SmallCap Index Fund, Shelton Core Value Fund, European Growth & Income Fund, Nasdaq-100 Index Fund, and Short-Term U.S. Government Bond Fund. The principal business address of Shelton Funds is 1050 17th Street, Suite 1710, Denver, Colorado, 80265.

The officer of Shelton Capital Management is Stephen C. Rogers. Mr. Rogers has also served as an officer of the Registrant since June 2011. Mr. Rogers was elected to the Board of Shelton Capital Management as Secretary and Trustee in August 1998, and was elected as Chairman of the Board in October 1999. For additional information, please see Part A of this Registration Statement.

Item 32. Principal Underwriters

RFS Partners is the principal underwriter, and in that capacity distributes the shares of the Fund. Certain limited partners of RFS Partners also serve as officers and/or trustees of the Registrant.

Item 33. Locations of Accounts and Records.

The accounts, books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder are kept by Registrant's Shareholder Servicing and Transfer Agent, Gemini Fund Services, LLC, 17605 Wright Street, Omaha, NE 68130.

Item 34. Management Services

All management-related service contracts are discussed in Part A or Part B of this Registration Statement.

Item 35. Undertakings.

Inapplicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Francisco, the State of California, on April 30, 2015.

Shelton Greater China Fund
(Registrant)

By	/s/ Stephen C. Rogers*
Stephen C. Rogers, Chairman of the Board and Trustee

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

/s/ Stephen C. Rogers	Chairman of the Board and Trustee	March 31, 2016
Stephen C. Rogers

/s/ Kevin T. Kogler*	Trustee	March 31, 2016
Kevin T. Kogler

/s/ Marco Quazzo.*	Trustee	March 31, 2016
Marco Quazzo

/s/ Stephen H. Sutro*	Trustee	March 31, 2016
Stephen H. Sutro

*	Signed by Teresa Axelson pursuant to Powers of Attorney filed herein.

Index to Exhibits

28(j)(i)	Powers of Attorneys executed by Independent Trustees.